As filed with the U.S. Securities and Exchange Commission on April 18, 2024

Securities Act File No.
File No. 333-272926

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2
REGISTRATION STATEMENT
UNDER
☒  THE SECURITIES ACT OF 1933
☒  Pre-Effective Amendment No. 2
☐ Post-Effective Amendment No.

Kennedy Lewis Capital Company
(Exact name of registrant as specified in charter)

225 Liberty St. Suite 4210
New York, New York  10281
212-782-3842
(Address and telephone number, including area code, of principal executive offices)

James Didden
Kennedy Lewis Capital Company
225 Liberty St., Suite 4210
New York, NY  10281
(Name and address of agent for service)

COPIES TO:
Richard Horowitz, Esq.
Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Approximate Date of Commencement of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

☐	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.

☒
Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.

☐	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.

☐
Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.

☐
Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box):

☒	when declared effective pursuant to Section 8(c) of the Securities Act.

☐	immediately upon filing pursuant to paragraph (b) of Rule 486.

☐	on [___], 2024 pursuant to paragraph (b) of Rule 486.

☐	60 days after filing pursuant to paragraph (a) of Rule 486.

☐	on (date) pursuant to paragraph (a) of Rule 486.

If appropriate, check the following box:

☐	This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

☐
This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:            .

☐
This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:                 .

☐
This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:                 .

☐
This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:                 .

Check each box that appropriately characterizes the Registrant:

☐	Registered Closed-End Fund (closed-end fund that is registered under the Investment Company Act of 1940 (“1940 Act”)).

☒	Business Development Company (closed-end fund that intends or has elected to be regulated as a business development company under the 1940 Act).

☐	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the 1940 Act).

☐	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).

☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).

☒	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”)).

☐
If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.

☐	New Registrant (registered or regulated under the 1940 Act for less than 12 calendar months preceding this filing).

Explanatory Note

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the U.S. Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this preliminary prospectus is not complete and may be changed. The securities may not be sold until the registration statement filed with the U.S. Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell nor does it seek an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED APRIL 18, 2024
Prospectus

Kennedy Lewis Capital Company

Class S, Class D, and Class I Shares
Maximum Offering of $2,000,000,000

Kennedy Lewis Capital Company, a Delaware statutory trust, seeks to invest primarily in debt or other debt-like securities across the capital structure of middle market companies located in the United States and, selectively, in other North American countries and in Europe, with the ability to consider investments focused on other geographic markets. We generally define middle market companies as those having enterprise values between $300 million and $3 billion. The Company’s investment objectives are to maximize the total return to its holders of the Company’s common shares of beneficial interest, par value $0.01 per share (the “Common Shares”) (each, a “shareholder”), in the form of current income and, to a lesser extent, capital appreciation. The Company employs a strategy to provide capital to middle market companies, with a focus on direct originations in private, first lien, senior secured, performing credits. To a lesser extent, the Company may invest a portion of its assets in more liquid credit investments such as high yield and/or investment grade bonds, broadly syndicated loans (“BSLs”), collateralized loan obligations (“CLOs”), and other liquid securities, including, cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment, to, among other things, maintain liquidity for its discretionary share repurchase program and manage cash before investing subscription proceeds into origination investments, while also seeking attractive investment returns. Throughout this prospectus, we refer to Kennedy Lewis Capital Company as the “Company,” “we,” “us” or “our.”

The Company is structured as an externally managed, diversified closed-end management investment company. The Company has elected to be treated as a business development company (a “BDC”) under the U.S. Investment Company Act of 1940, as amended (the “1940 Act”). In addition, the Company intends to elect to be treated as a regulated investment company (a “RIC”) for U.S. federal income tax purposes under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

The Company is an “emerging growth company,” as defined in the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”). As a result, the Company is eligible to take advantage of certain reduced disclosure and other requirements that are otherwise applicable to public companies including, but not limited to, not being subject to the auditor attestation requirements of Section 404(b) of the Sarbanes-Oxley Act of 2002.

We are offering on a continuous basis up to $2,000,000,000 of our Common Shares. We are offering to sell any combination of three classes of Common Shares, Class S shares, Class D shares and Class I shares, with a dollar value up to the maximum offering amount. The share classes have different ongoing shareholder servicing and/or distribution fees. The subscription price per share for each class of Common Shares will be equal to or above our net asset value (“NAV”) per share, as of the effective date of the monthly share purchase date. This is a “best efforts” offering, which means that Realta Equities, Inc., the managing dealer (the “Managing Dealer”) for this offering, will use its best efforts to sell Common Shares, but is not obligated to purchase or sell any specific amount of shares in this offering.

The Company has applied for exemptive relief by the SEC to offer multiple classes of our Common Shares.

Investing in our Common Shares involves a high degree of risk. See “Risk Factors” beginning on page 21 of this prospectus. Also consider the following:

•
Investment in the Company is suitable only for sophisticated investors and requires the financial ability and willingness to accept the high risks and lack of liquidity inherent in an investment in the Company.

•	Investors may not have access to the money they invest for an extended period of time.

•
You should not expect to be able to sell your Common Shares, regardless of how we perform.  Because you may not be able to sell your shares, you will be unable to reduce your exposure on any market downturn.

•
Our Common Shares are not currently listed on an exchange and given that we have no current intention of pursuing any such listing, it is unlikely that a secondary trading market will develop for our Common Shares. The purchase of our Common Shares is intended to be a long-term investment.

•
Distributions are not guaranteed, and if made, may be funded from sources other than cash flow from operations, including the sale of assets, borrowings, return of capital or offering proceeds.  Although we generally expect to fund distributions from cash flow from operations, we have not established limits on the amounts we may pay from such sources.

•
Distributions may also be funded in significant part, directly or indirectly, from temporary waivers or expense reimbursements borne by the Advisor or its affiliates, that may be subject to reimbursement to the Advisor or its affiliates. The repayment of any amounts owed to our affiliates will reduce future distributions to which investors would otherwise be entitled.

•
We use and expect to continue to use leverage, which will magnify the potential for loss on amounts invested in us. See “Risk Factors - The Company Borrows Money, Which Magnifies the Potential for Gain or Loss on Amounts and May Increase the Risk of Investing With Us.”

•	There are restrictions on shareholders.

•	There is a risk that investors may not receive distributions.

•
We have implemented a share repurchase program, but only a limited number of shares will be eligible for repurchase and repurchases will be subject to available liquidity and other significant restrictions.

•
You may pay a sales load of up to 3.50% and offering expenses of up to 0.04% on the amounts you invest. If you pay the maximum aggregate 3.54% for sales loads and offering expenses, you must experience a total return on your net investment of 3.67% in order to recover these expenses.

Neither the SEC nor any state securities regulator has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. Securities regulators have also not passed upon whether this offering can be sold in compliance with existing or future suitability or conduct standards including the ‘Regulation Best Interest’ standard to any or all purchasers.

The use of forecasts in this offering is prohibited. Any oral or written predictions about the amount or certainty of any cash benefits or tax consequences that may result from an investment in our Common Shares is prohibited. No one is authorized to make any statements about this offering different from those that appear in this prospectus.

	Price to the Public(1)	Proceeds to Us, Before Expenses(2)
Maximum Offering(2)	$2,000,000,000	$2,000,000,000
Class S Shares, per Share	$20.87	$666,666,666
Class D Shares, per Share	$20.87	$666,666,666
Class I Shares, per Share	$20.87	$666,666,666

(1)
Class S shares, Class D shares and Class I shares will be offered on a monthly basis at a price per share equal to or above the NAV per share for such class. The table reflects the NAV per share of each class as of February 29, 2024.

(2)	An upfront sales load of 3.50% and 1.50% is paid with respect to Class S shares and Class D shares, respectively.
(3)
The table assumes that all shares are sold in the primary offering, with 1/3 of the gross offering proceeds from the sale of Class S shares, 1/3 from the sale of Class D shares and 1/3 from the sale of Class I shares. The number of shares of each class sold and the relative proportions in which the classes of shares are sold are uncertain and may differ significantly from this assumption.

This prospectus contains important information you should know before investing in the Common Shares. Please read this prospectus before investing and keep it for future reference. We also file periodic and current reports, proxy statements and other information about us with the SEC. This information will be available free of charge by calling us at 212-782-3842 or visiting our corporate website which will be located at www.KennedyLewisCapitalCompany.com. Information on our website is not incorporated into or a part of this prospectus. The SEC also maintains a website at http://www.sec.gov that contains this information.

The date of this prospectus is [  ], 2024

SUITABILITY STANDARDS

Common Shares offered through this prospectus are suitable only as a long-term investment for persons of adequate financial means such that they do not have a need for liquidity in this investment. We have established financial suitability standards for initial shareholders in this offering which require that a purchaser of shares have either:

•	a gross annual income of at least $70,000 and a net worth of at least $70,000, or

•	a net worth of at least $250,000.

For purposes of determining the suitability of an investor, net worth in all cases should be calculated excluding the value of an investor’s home, home furnishings and automobiles. In the case of sales to fiduciary accounts, these minimum standards must be met by the beneficiary, the fiduciary account or the donor or grantor who directly or indirectly supplies the funds to purchase the shares if the donor or grantor is the fiduciary.

In addition, we will not sell shares to investors in the states named below unless they meet special suitability standards set forth below:

Alabama—In addition to the suitability standards set forth above, an investment in us will only be sold to Alabama residents that have a liquid net worth of at least 10 times their investment in us and our affiliates.

California—California residents may not invest more than 10% of their liquid net worth in us and must have either (a) a liquid net worth of $350,000 and annual gross income of $65,000 or (b) a liquid net worth of $500,000.

Idaho—Purchasers residing in Idaho must have either (a) a liquid net worth of $85,000 and annual gross income of $85,000 or (b) a liquid net worth of $300,000. Additionally, the total investment in us shall not exceed 10% of their liquid net worth.

Iowa—Iowa investors must (i) have either (a) an annual gross income of at least $100,000 and a net worth of at least $100,000, or (b) a net worth of at least $350,000 (net worth should be determined exclusive of home, auto and home furnishings); and (ii) limit their aggregate investment in this offering and in the securities of other non-traded BDCs to 10% of such investor’s liquid net worth (liquid net worth should be determined as that portion of net worth that consists of cash, cash equivalents and readily marketable securities).

Kansas—It is recommended by the Office of the Securities Commissioner that Kansas investors limit their aggregate investment in our securities and other non-traded business development companies to not more than 10% of their liquid net worth. For these purposes, liquid net worth shall be defined as that portion of total net worth (total assets minus total liabilities) that is comprised of cash, cash equivalents and readily marketable securities.

Kentucky—A Kentucky investor may not invest more than 10% of its liquid net worth in us or our affiliates. “Liquid net worth” is defined as that portion of net worth that is comprised of cash, cash equivalents and readily marketable securities.

Maine—The Maine Office of Securities recommends that an investor’s aggregate investment in this offering and similar direct participation investments not exceed 10% of the investor’s liquid net worth. For this purpose, “liquid net worth” is defined as that portion of net worth that consists of cash, cash equivalents and readily marketable securities.

Massachusetts—In addition to the suitability standards set forth above, Massachusetts residents may not invest more than 10% of their liquid net worth in us and in other illiquid direct participation programs.

Mississippi— In addition to the suitability standards set forth above, investors residing in Mississippi may not invest more than 10% of their liquid net worth.

Missouri—In addition to the suitability standards set forth above, no more than ten percent (10%) of any one Missouri investor’s liquid net worth shall be invested in the securities being registered with the Securities Division.

Nebraska—In addition to the suitability standards set forth above, Nebraska investors must limit their aggregate investment in this offering and the securities of other business development companies to 10% of such investor’s net worth. Investors who are accredited investors as defined in Regulation D under the Securities Act of 1933, as amended (the “Securities Act”), are not subject to the foregoing investment concentration limit.

New Jersey—New Jersey investors must have either (a) a minimum liquid net worth of at least $100,000 and a minimum annual gross income of not less than $85,000, or (b) a minimum liquid net worth of $350,000. For these purposes, “liquid net worth”

is defined as that portion of net worth (total assets exclusive of home, home furnishings, and automobiles, minus total liabilities) that consists of cash, cash equivalents and readily marketable securities. In addition, a New Jersey investor’s investment in us, our affiliates and other non-publicly-traded direct investment programs (including real estate investment trusts, business development companies, oil and gas programs, equipment leasing programs and commodity pools, but excluding unregistered, federally and state exempt private offerings) may not exceed ten percent (10%) of his or her liquid net worth.

New Mexico—In addition to the general suitability standards listed above, a New Mexico investor may not invest, and we may not accept from an investor more than ten percent (10%) of that investor’s liquid net worth in shares of us, our affiliates and in other non-traded business development companies. Liquid net worth is defined as that portion of net worth which consists of cash, cash equivalents and readily marketable securities.

North Dakota—Purchasers residing in North Dakota must have a net worth of at least ten times their investment in us.

Ohio—It is unsuitable for Ohio residents to invest more than 10% of their liquid net worth in the issuer, affiliates of the issuer and in any other non-traded BDC. “Liquid net worth” is defined as that portion of net worth (total assets exclusive of primary residence, home furnishings and automobiles, minus total liabilities) comprised of cash, cash equivalents and readily marketable securities.

Oklahoma—Purchasers residing in Oklahoma may not invest more than 10% of their liquid net worth in us.

Oregon—In addition to the suitability standards set forth above, Oregon investors may not invest more than 10% of their liquid net worth in us and our affiliates. Liquid net worth is defined as net worth excluding the value of the investor’s home, home furnishings and automobile.

Pennsylvania—Purchasers residing in Pennsylvania may not invest more than 10% of their liquid net worth in us.

Puerto Rico—Purchasers residing in Puerto Rico may not invest more than 10% of their liquid net worth in us, our affiliates and other non-traded business development companies. For these purposes, “liquid net worth” is defined as that portion of net worth (total assets exclusive of primary residence, home furnishings and automobiles minus total liabilities) consisting of cash, cash equivalents and readily marketable securities.

Tennessee—Purchasers residing in Tennessee must have a liquid net worth of at least ten times their investment in us.

Vermont—Accredited investors in Vermont, as defined in 17 C.F.R. §230.501, may invest freely in this offering. In addition to the suitability standards described above, non-accredited Vermont investors may not purchase an amount in this offering that exceeds 10% of the investor’s liquid net worth. For these purposes, “liquid net worth” is defined as an investor’s total assets (not including home, home furnishings or automobiles) minus total liabilities.

You should purchase these securities only if you can afford the complete loss of your investment. The Advisor, those selling shares on our behalf and participating brokers and registered investment advisers recommending the purchase of shares in this offering are required to make every reasonable effort to determine that the purchase of shares in this offering is a suitable and appropriate investment for each investor based on information provided by the investor regarding the investor’s financial situation and investment objectives and must maintain records for at least six years after the information is used to determine that an investment in our shares is suitable and appropriate for each investor. In making this determination, the participating broker, registered investment adviser, authorized representative or other person selling shares will, based on a review of the information provided by the investor, consider whether the investor:

•	meets the minimum income and net worth standards established in the investor’s state;

•	can reasonably benefit from an investment in our Common Shares based on the investor’s overall investment objectives and portfolio structure;

•	is able to bear the economic risk of the investment based on the investor’s overall financial situation; and

•	has an apparent understanding of the following:

•	the fundamental risks of the investment;

•	the risk that the investor may lose its entire investment;

•	the lack of liquidity of our shares;

•	the background and qualification of our Advisor; and

•	the tax consequences of the investment.

In addition to investors who meet the minimum income and net worth requirements set forth above, our shares may be sold to financial institutions that qualify as “institutional investors” under the state securities laws of the state in which they reside. “Institutional investor” is generally defined to include banks, insurance companies, investment companies as defined in the 1940 Act, pension or profit sharing trusts and certain other financial institutions. A financial institution that desires to purchase shares will be required to confirm that it is an “institutional investor” under applicable state securities laws.

In addition to the suitability standards established herein, (i) a participating broker may impose additional suitability requirements and investment concentration limits to which an investor could be subject and (ii) various states may impose additional suitability standards, investment amount limits and alternative investment limitations.

Broker-dealers must comply with Regulation Best Interest, which, among other requirements, enhances the existing standard of conduct for broker-dealers and establishes a “best interest” obligation for broker-dealers and their associated persons when making recommendations of any securities transaction or investment strategy involving securities to a retail customer. The obligations of Regulation Best Interest are in addition to, and may be more restrictive than, the suitability requirements listed above. Certain states, including Massachusetts, have adopted or may adopt state-level standards that seek to further enhance the broker-dealer standard of conduct to a fiduciary standard for all broker-dealer recommendations made to retail customers in their states. In comparison to the standards of Regulation Best Interest, the Massachusetts fiduciary standard, for example, requires broker-dealers to adhere to the duties of utmost care and loyalty to customers. The Massachusetts standard requires a broker-dealer to make recommendations without regard to the financial or any other interest of any party other than the retail customer, and that broker-dealers must make all reasonably practicable efforts to avoid conflicts of interest, eliminate conflicts that cannot reasonably be avoided, and mitigate conflicts that cannot reasonably be avoided or eliminated. When making such a recommendation to a retail customer, a broker-dealer must, among other things, act in the best interest of the retail customer at the time a recommendation is made, without placing its interests ahead of its retail customer’s interests. A broker-dealer may satisfy the best interest standard imposed by Regulation Best Interest by meeting disclosure, care, conflict of interest and compliance obligations. Regulation Best Interest and state fiduciary standards of care also require registered investment advisers and registered broker-dealers to provide a brief summary to retail investors. This relationship summary, referred to as Form CRS, is not a prospectus. Regulation Best Interest imposes a duty of care for broker-dealers to evaluate reasonably available alternatives in the best interests of their clients. There are likely alternatives to us that are reasonably available to you, through your broker or otherwise, and those alternatives may be less costly or have a lower investment risk. Among other alternatives, listed BDCs may be reasonable alternatives to an investment in our Common Shares, and may feature characteristics like lower cost, less complexity, and lesser or different risks. Investments in listed securities also often involve nominal or zero commissions at the time of initial purchase. Investors should refer to this prospectus for detailed information about this offering before deciding to purchase Common Shares. Currently, there is no administrative or case law interpreting Regulation Best Interest and the full scope of its applicability on brokers participating in our offering cannot be determined at this time.

ABOUT THIS PROSPECTUS

Please carefully read the information in this prospectus and any accompanying prospectus supplements, which we refer to collectively as the “prospectus.” You should rely only on the information contained in this prospectus. We have not authorized anyone to provide you with different information. This prospectus may only be used where it is legal to sell these securities. You should not assume that the information contained in this prospectus is accurate as of any date later than the date hereof or such other dates as are stated herein or as of the respective dates of any documents or other information incorporated herein by reference.

We will disclose the NAV per share of each class of our Common Shares for each month when available on our website at www.KennedyLewisCapitalCompany.com. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

The words “we,” “us,” “our” and the “Company” refer to Kennedy Lewis Capital Company.

Unless otherwise noted, numerical information relating to the Company is approximate as of December 31, 2023.

Citations included herein to industry sources are used only to demonstrate third-party support for certain statements made herein to which such citations relate. Information included in such industry sources that do not relate to supporting the related statements made herein are not part of this prospectus and should not be relied upon.

MULTI-CLASS EXEMPTIVE RELIEF

This prospectus relates to our Common Shares of Class S, Class D and Class I. We have submitted an application to the SEC for exemptive relief to offer multiple classes of Common Shares.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This prospectus contains forward-looking statements about our business, including, in particular, statements about our plans, strategies and objectives. You can generally identify forward-looking statements by our use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue” or other similar words. These statements include our plans and objectives for future operations, including plans and objectives relating to future growth and availability of funds, and are based on current expectations that involve numerous risks and uncertainties. Assumptions relating to these statements involve judgments with respect to, among other things, future economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to accurately predict and many of which are beyond our control. Although we believe the assumptions underlying the forward-looking statements, and the forward- looking statements themselves, are reasonable, any of the assumptions could be inaccurate and, therefore, there can be no assurance that these forward-looking statements will prove to be accurate and our actual results, performance and achievements may be materially different from that expressed or implied by these forward- looking statements. In light of the significant uncertainties inherent in these forward looking statements, the inclusion of this information should not be regarded as a representation by us or any other person that our objectives and plans, which we consider to be reasonable, will be achieved.

You should carefully review the “Risk Factors” section of this prospectus for a discussion of the risks and uncertainties that we believe are material to our business, operating results, prospects and financial condition. Except as otherwise required by federal securities laws, we do not undertake to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

v

PROSPECTUS SUMMARY

This prospectus summary highlights certain information contained elsewhere in this prospectus and contains a summary of material information that a prospective investor should know before investing in our common shares of beneficial interest, par value $0.01 per share (the “Common Shares”). This is only a summary and it may not contain all of the information that is important to you. Before deciding to invest in this offering, you should carefully read this entire prospectus, including the “Risk Factors” section.

Q:	What is Kennedy Lewis Capital Company (the “Company,” “we,” “us” or “our”)?

A:
The Company is a Delaware statutory trust structured as an externally managed, diversified closed-end management investment company. The Company has elected to be treated as a business development company (a “BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). In addition, the Company intends to elect to be treated as a regulated investment company (a “RIC”) for U.S. federal income tax purposes under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Company commenced its operations on February 1, 2023 as a privately offered BDC.

The Company has and continues to privately offer Common Shares pursuant to the terms set forth in the subscription agreements it enters into with investors in connection with the private offerings (each, a “Subscription Agreement”). The Common Shares sold in connection with the private offerings are being sold under the exemption provided by Section 4(a)(2) of the Securities Act of 1933, as amended (“Securities Act”) only to investors that are “accredited investors” in accordance with Rule 506 of Regulation D promulgated under the Securities Act, and other exemptions of similar import in the laws of the states and jurisdictions where the offerings are being made. As of February 29, 2024, 10,843,106 Common Shares have been privately issued. The Company expects to raise an aggregate $245 million through its ongoing private offerings prior to the commencement of its public offering.

Q:	Who are Kennedy Lewis Investment Management LLC, Kennedy Lewis Capital Holdings, and Kennedy Lewis Management LP?

A:
Kennedy Lewis Investment Management LLC (“Kennedy Lewis Investment Management”) is an alternative investment firm with total assets under management of over $15 billion. Kennedy Lewis Investment Management’s alternative asset management businesses include investment vehicles focused on opportunistic credit and collateralized loan obligations.

Kennedy Lewis Capital Holdings LLC (“Kennedy Lewis Capital Holdings,” in such capacity, the “Advisor”), is a Delaware limited liability company that is registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Advisor serves as the Company’s investment adviser pursuant to an investment advisory agreement between the Company and the Advisor (as amended, the “Advisory Agreement”). Kennedy Lewis Management LP (“Kennedy Lewis Management,” and together with Kennedy Lewis Investment Management and Kennedy Lewis Capital Holdings and their affiliates, “Kennedy Lewis”) is registered with the SEC as an investment adviser under the Advisers Act. Kennedy Lewis Capital Holdings has entered into a resource sharing agreement (“Resource Sharing Agreement”) with Kennedy Lewis Management, pursuant to which Kennedy Lewis Management makes certain personnel and resources available to Kennedy Lewis Capital Holdings to provide certain investment advisory services to the Company. Kennedy Lewis Management serves as the Company’s administrator (in such capacity, the “Administrator”) pursuant to an administration agreement (the “Administration Agreement”). The Administrator has retained a sub-administrator to perform any or all of its obligations under the Administration Agreement.

See “Advisory Agreement, Administration Agreement and Other Agreements—Administration Agreement.”

Q:	What are the Company’s investment objectives?

A:	The Company’s investment objectives are to maximize the total return to its shareholders in the form of current income and, to a lesser extent, capital appreciation.

Q:	What is the Company’s investment strategy?

A:	The Company seeks to meet its investment objectives by:
•
utilizing the experience and expertise of Kennedy Lewis, along with its broader resources, network of relationships (including founders, management teams, corporate boards, minority equity owners, portfolio companies, banks, prior financing relationships, etc.), and human capital, including its capabilities as it relates to sourcing, evaluating, and structuring transactions;

•	employing a defensive investment approach focused on long-term credit performance and principal protection;

•
focusing on investing primarily in debt or other debt-like securities across the capital structure of middle market companies located in the United States and, selectively, in other North American countries and in Europe, with the ability to consider investments focused on other geographic markets;

•
investing primarily in established, stable, enterprises with positive cash flow, strong competitive positioning in their industries, experienced management teams, and diverse customer and supplier bases; and

•	maintaining rigorous portfolio monitoring in an attempt to anticipate and pre-empt negative credit events within the Company’s portfolio.

The Company’s investment strategy is expected to capitalize on Kennedy Lewis’ scale and reputation in the market as a collaborative financing partner, as well as its ability to transact with speed and certainty, to invest in companies seeking alternative sources of funding at pricing levels that fit its mandate.

Q:	What types of investments does the Company make?

A:
The Company seeks to invest primarily in debt or other debt-like securities across the capital structure of middle market companies located in the United States and, selectively, in other North American countries and in Europe, with the ability to consider investments focused on other geographic markets. We generally define middle market companies as those having enterprise values between $300 million and $3 billion. The Company employs a strategy to primarily provide capital to middle market companies, with a focus on direct originations of private loans that are generally first lien, senior secured instruments in performing companies, with return characteristics that the Advisor believes are appropriate for the Company to meet its investment objectives. To a lesser extent, the Company expects to invest a portion of its assets in more liquid credit investments such as high yield and/or investment grade bonds, broadly syndicated loans, CLOs, and other liquid securities, including, cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment, to, among other things, maintain liquidity for its discretionary share repurchase program and manage cash before investing subscription proceeds into origination investments, while also seeking attractive investment returns. The loans in which the Company invests will generally pay floating interest rates based on a variable base rate.

The Company expects to generate returns primarily from interest income and fees from senior secured loans, with some capital appreciation through nominal equity co-investments.

The Company expects to generally self-originate senior secured loans and other private debt investments, including broadly syndicated loans, sourced through its network of relationships, including founders, management teams, corporate boards, minority equity owners, portfolio companies, banks and prior financing relationships. As part of the opportunistic credit strategy that Kennedy Lewis manages through its family of opportunistic private credit funds, Kennedy Lewis regularly sources loans that are appropriate for the Company’s investment strategy. These are loans that flow from Kennedy Lewis’ existing deal origination efforts across a range of industries and corners of the market that exhibit uncorrelated or counter-cyclical characteristics. The Advisor’s experienced team has originated and structured private investments in a variety of macro-economic environments to create diverse portfolios of loans that span multiple industries.

We expect most of the debt instruments in which the Company will invest to be unrated or rated below investment grade. Generally, if the Company’s unrated investments were rated, they would be rated below investment grade. These securities, which are often referred to as “junk” or “high yield”, have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be difficult to value and are illiquid.

Our investments are subject to a number of risks. See “Investment Objective and Strategies” and “Risk Factors.”

Q:	What potential competitive strengths does the Advisor offer?

A:
We believe Kennedy Lewis is one of the few investment management firms with the experience and capabilities to effectively manage a U.S. direct lending investment strategy, offering investors the following potential competitive strengths:

•
Institutional Credit Platform: Kennedy Lewis is an institutional alternative investment firm focused on credit strategies. The firm manages total assets of over $15 billion across investment vehicles focused on opportunistic credit, direct lending, homebuilder finance, and CLOs. We believe Kennedy Lewis’ experience navigating both public and private market credit strategies provides it with the insights necessary to identify opportunities early and evaluate investments that we believe can offer a risk-adjusted return profile that fits the Company’s mandate.

•
Credit Expertise & Proprietary Origination Capabilities: Kennedy Lewis has a team of approximately 90 professionals, including 41 investment professionals who are focused on the sourcing, structuring, execution, management and realization of credit investments. Kennedy Lewis professionals have institutional pedigrees, substantial sector and credit investing experience, and a history working together both at Kennedy Lewis and prior to Kennedy Lewis’ formation.

Kennedy Lewis’ senior investment professionals have networks and competencies in specific industries and asset classes. We believe sourcing through Kennedy Lewis’ network can result in less competition as well as less deal overlap within an investor’s overall private credit portfolio. This network of relationships strengthens the firm’s long-term, non-sponsored focused, deal origination efforts by helping drive substantial proprietary deal flow and insight into investment opportunities.

Kennedy Lewis believes the Company will benefit from the firm’s CLO business, which targets par loans with attractive risk-return profiles. Access to the capabilities, industry insights, and credit coverage of Kennedy Lewis’ 17 CLO professionals, including 12 investment and 5 operational professionals, is expected to enhance the Company’s investment strategy as well as further strengthen and differentiate the Investment Team’s sourcing through additional access to the bank loan market. The Advisor believes that access to Kennedy Lewis’ CLO professionals and platform i) expands the Advisor’s credit and industry research coverage and ii) provides the Advisor with additional access to a range of credits and industry insights that can serve as early warning signs of distress, which enhances the Company’s ability to achieve its investment objectives and strategies.

•
Non-Sponsor Middle Market Lending: The Company seeks to capitalize on the needs of middle market companies for alternative sources of funding. Kennedy Lewis has a history of engaging in non-sponsor backed direct lending situations which require rigorous fundamental top-down credit analysis, sector expertise and creative structuring. Non-sponsored direct lending opportunities are not beholden to sponsor deal activity; Kennedy Lewis sources opportunities in industries that reflect its views of the macro environment which it believes can lead to a less correlated portfolio, improved pricing and terms, greater control, and less deal overlap with other financing sources.

•
Culture of Risk Management: Kennedy Lewis’ underwriting of potential opportunities is underpinned by long-term macroeconomic views, deep fundamental credit analysis, stress-testing of the downside scenario, and curating an insulated portfolio. We believe Kennedy Lewis’ historic performance in its investing activities can be attributed to adhering to i) a comprehensive investment process, ii) conducting bottom-up fundamental credit analysis, iii) creative structuring that seeks to achieve underwritten performance as well as principal protection in a downside scenario, and iv) active portfolio monitoring and engagement. The investment process involves multiple layers of review prior to reaching final Investment Committee approval and, post investment, the team will monitor each investment on an ongoing basis. Kennedy Lewis seeks to identify and risk manage deteriorating credits early on when the first signs of stress appear, and will seek to assign the appropriate resources to support the portfolio company and mitigate loss. The Company primarily targets established, stable, enterprises with positive cash flow, strong competitive positioning in their industries, experienced management teams, and diverse customer and supplier bases.

•
Flexible Investment Approach. Kennedy Lewis believes that the ability to invest opportunistically throughout a capital structure provides a meaningful competitive advantage in sourcing transactions and enables the Company to seek investments that provide the best risk/return proposition in any given transaction. Kennedy Lewis’ creative and flexible approach to deal-structuring distinguishes it from other financing sources which may be forced to follow inflexible rules-based investment mandates and do not maintain the flexibility to take advantage of opportunities that do not fall neatly into their more restrictive investment parameters. Kennedy Lewis believes its flexible direct lending approach has the potential to bring a diversification element to an investor’s overall portfolio exposure with the opportunity to generate returns that fit the Company’s mandate, greater control, and less deal overlap with other financing sources.

•
Investment Track Record. Kennedy Lewis Investment Management’s track record in private debt lending (including the types of credit investments the Company intends to invest in) dates back to its inception in 2017. Since then, Kennedy Lewis Investment Management’s opportunistic credit funds have invested more than $8.7 billion in capital through various funds and accounts advised or sub-advised by Kennedy Lewis and its affiliates. The Advisor currently manages over $15 billion.

•
Partnership Approach: Kennedy Lewis takes a long-term partnership approach with borrowers and works closely with management teams to provide structural accommodations that fit the needs of businesses. We believe Kennedy Lewis’ track record and reputation for providing creative capital solutions to address a company’s financing needs helps to foster durable relationships with founders, management teams, corporate boards, owners, and advisors; these relationships strengthen the firm’s long-term deal origination efforts by helping drive substantial proprietary deal flow and insight into investment opportunities.

Q:	What is the market opportunity?

A:
Private credit as an asset class has grown considerably since the global financial crisis of 2008, and it is estimated that the total market size of private credit has grown five-fold to reach $1.5 trillion in 2022[1]. We expect this growth to continue and, along with the factors outlined below, to provide a robust backdrop to what Kennedy Lewis believes will be a significant number of attractive investment opportunities aligned to our investment strategy.

•
Senior Secured Loans Offer Attractive Investment Characteristics. Kennedy Lewis believes that senior secured loans benefit from their relative priority position, typically sitting as the most senior obligation in an issuer’s capital structure, often with a direct security interest in the issuer’s (or its subsidiaries’) assets.  Senior secured loans generally consist of floating rate cash interest coupons that Kennedy Lewis believes can be an attractive return attribute in a rising interest rate environment.  In addition to a current income component, senior secured loans typically include original issue discount, closing payments, commitment fees, SOFR (or similar rate) floors, call protection, and/or prepayment penalties and related fees that are additive components of total return.  The relative seniority and security of a senior secured loan, coupled with the privately negotiated nature of direct lending, help mitigate downside risk. These attributes have contributed to senior secured loans’ comparatively strong record of recovery after a default, as such loans have historically realized a higher recovery rate than unsecured parts of an issuer’s capital structure.[2]

•
Regulatory Actions Continue to Drive Demand towards Private Financing. The direct lending market has seen notable growth and has become a viable alternative solution for middle to upper middle market borrowers seeking financing capital. Global regulatory actions that followed the 2008 financial crisis have significantly increased the cost of capital requirements for commercial banks, limiting the willingness of commercial banks to originate and retain illiquid, non-investment grade credit commitments on their balance sheets, particularly with respect to middle and upper middle market-sized issuers.  Instead, many commercial banks have adopted an “underwrite-and-distribute” approach, which Kennedy Lewis believes is often less attractive to corporate borrowers seeking certainty of capital. As a result, commercial banks’ share of the leveraged loan market declined from approximately 71% in 1994 to less than 25% in 2022[3]. Access to the syndicated leveraged loan market has also become challenging for both first time issuers and smaller scale issuers, who previously had access to the capital markets.  Issuers of tranche sizes representing less than $500 million account for approximately 7% of the new issue market as of December 31, 2022 as compared to over 49% in 2000[4].  Kennedy Lewis believes that these regulatory actions have caused a shift in the role that commercial banks play in the direct lending market for middle to upper middle market borrowers, creating a void in the financing marketplace. This void has been filled by direct lending platforms which seek to provide borrowers an alternative “originate and retain” solution. In response, corporate borrower behavior has increasingly shifted to a more conscious assessment of the benefits that direct lending platforms of strategic financing partners can offer.

1 Source: Preqin, Private Debt global AUM tracked as of September 2022.
2 Source: Moody’s Investors Service Ultimate Recovery Rates Data; “Corporate Defaults and Recoveries - US” as of May 18, 2021.
3 Source: S&P LCD Quarterly Leveraged Lending Review 4Q 2022, Primary Investor Market: Banks vs. Non-bank.
4 Source: S&P LCD Middle Market Deal Size Category Factsheet 4Q 2022.

•
Volatility in Credit Markets has made Availability of Capital Less Predictable. Kennedy Lewis believes that the value of direct lending platforms for borrowers hinges on providing certainty of capital at a fair economic price. Volatility in the credit markets, coupled with changes to the regulatory framework over the past several years, has resulted in an imbalance between the availability of new loans to middle market borrowers and the demand from borrowers requiring capital for acquisitions, capital expenditures, recapitalizations, refinancings and restructurings. For example, in March 2023, several financial institutions experienced a larger-than-expected decline in deposits and several banks have been placed into receivership. Kennedy Lewis believes that the recent regional bank crisis presents an additional opportunity. Kennedy Lewis further believes that the scarcity of the supply of traditional loan capital relative to the demand has created an environment where direct lenders can often negotiate loans with attractive returns and creditor protections.

•
Increasingly Larger Borrowers Are Finding Value in Private Solutions. Kennedy Lewis believes the opportunity set has subtly shifted toward larger borrowers in recent times. The private credit focus on the middle market was traditionally driven by borrowers’ inefficient access to capital, and the fact that such borrowers were too small to have a syndicated loan or high yield bond. At the upper end of the middle market, companies have traditionally had the option to pursue a broadly syndicated loan, but recent volatility has increased the value they appear to be placing on the confidentiality, efficiency and execution certainty that is available in the private credit market. Kennedy Lewis believes that as borrowers and debt advisors become more aware of the depth in the private debt space that has been created by scaled providers, they will increasingly weigh this option against public market alternatives for larger companies.

Q:	How are investments allocated to the Company?

A:
Kennedy Lewis provides investment management services to other investment funds and client accounts and will share any investment and sale opportunities with its other clients and the Company in accordance with applicable law, including the Advisers Act, firm-wide allocation policies, and any exemptive order from the SEC permitting co-investment activities (as further described below), which generally provide for sharing eligible investments pro rata among the eligible participating funds and accounts, subject to certain allocation factors.

As a BDC regulated under the 1940 Act, the Company is subject to certain limitations relating to co-investments and joint transactions with affiliates, which, in certain circumstances, may limit the Company’s ability to make investments or enter into other transactions alongside other clients. The Advisor has received an exemptive order from the SEC that permits the Company, among other things, to co-invest with certain other persons, including certain affiliates of the Advisor and certain funds managed and controlled by the Advisor, Kennedy Lewis and its affiliates, subject to certain terms and conditions (the “Order”). Pursuant to the Order, the Company’s Board of Trustees (“Board”) has established objective criteria (“Board Criteria”) clearly defining co-investment opportunities in which the Company will have the opportunity to participate with other public or private Kennedy Lewis funds that target similar assets. If an investment falls within the Board Criteria, Kennedy Lewis must offer an opportunity for the Company to participate. The Company may determine to participate or not to participate, depending on whether the Advisor determines that the investment is appropriate for the Company (e.g., based on investment strategy). The co-investment would generally be allocated to the Company and the other Kennedy Lewis funds that target similar assets pro rata based on available capital in the asset class being allocated. If the Advisor determines that such investment is not appropriate for the Company, the investment will not be allocated to the Company, but the Advisor will be required to report such investment and the rationale for its determination for the Company to not participate in the investment to the Board at the next quarterly board meeting.

Q:	Does the Company use leverage?

A:
Yes, we currently use and intend to continue to use leverage to seek to enhance our returns. Our leverage levels will vary over time in response to general market conditions, the size and compositions of our investment portfolio and the views of our Advisor and Board. We expect that our debt-to-equity ratio will generally range between 1x and 1.2x. While our leverage employed may be greater or less than these levels from time to time, it will never exceed the limitations set forth in the 1940 Act, which currently allows us to borrow up to a 2:1 debt to equity ratio.

Our leverage may take the form of revolving or term loans from financial institutions, secured or unsecured bonds, securitization of portions of our investment portfolio via collateralized loan obligations or preferred shares. When determining whether to borrow money and assessing the various borrowing structure alternatives, we analyze the maturity, rate structure and covenant package of the proposed borrowings in the context of our investment portfolio, pre-existing borrowings and market outlook.

The use of leverage magnifies returns, including losses. See “Risk Factors - The Company Borrows Money, Which Magnifies the Potential for Gain or Loss on Amounts and May Increase the Risk of Investing With Us.”

Q:	For whom may an investment in the Company be appropriate?

A:	An investment in our Common Shares may be appropriate for you if you:

•
meet the minimum suitability requirements described under “Suitability Standards” above, which generally require that a potential investor has either (i) both net worth and annual net income of $70,000 or (ii) net worth of at least $250,000;

•	seek to allocate a portion of your financial assets to a direct investment vehicle with an income-oriented portfolio of primarily U.S. credit investments;
•	seek to receive current income through regular distribution payments while obtaining the potential benefit of long-term capital appreciation; and
•	can hold your Common Shares as a long-term investment without the need for near-term or rapid liquidity.

We cannot assure you that an investment in our Common Shares will allow you to realize any of these objectives. An investment in our Common Shares is only intended for investors who do not need the ability to sell their Common Shares quickly in the future since we are not obligated to offer to repurchase any of our Common Shares in any particular quarter. See “Share Repurchase Program.”

Q:	Is Kennedy Lewis investing in the Company?

A:
Yes, Kennedy Lewis, its affiliates and employees plan to invest up to $10 million in our Common Shares. As of December 31, 2023, Kennedy Lewis, its affiliates and employees held approximately $2,100,000 of our Common Shares.

Q:	Is there any minimum investment required?

A:
The minimum initial investment in our Class S or Class D shares is $2,500.  The minimum initial investment in Class I is $1,000,000.  The minimum subsequent investment for all share classes is $500 per transaction, except that the minimum subsequent investment amount does not apply to purchases made under our dividend reinvestment plan. The Managing Dealer can waive the initial or subsequent minimum investment at its discretion.

Q:	How is the Company’s value established?

A:
The Company’s NAV is determined based on the value of our assets less the carrying value of our liabilities, including accrued fees and expenses, as of any date of determination.

The Advisor, as the Company’s valuation designee pursuant to Rule 2a-5 under the 1940 Act, subject to the Board’s oversight, is responsible for the determination of the fair value of each of our investments and the NAV per share of each of our outstanding classes of shares each month. Investments for which market quotations are readily available will typically be valued at those market quotations. We utilize several factors, including source and number of quotations, to validate that the market quotations are representative of fair value. Investments that are not publicly traded or for which market prices are not readily available are valued based on the input of the Advisor and independent third-party valuation firms engaged at the direction of the Board to review our investments. The Advisor and independent valuation firms use a variety of approaches to establish the fair value of these investments in good faith. The approaches used generally include an analysis of discounted cash flows, publicly traded comparable companies and comparable transactions to establish the enterprise value and also consider recent transaction prices and other factors in the valuation. Independent valuation firms retained by the Company prepare quarter-end valuations of each investment that was (i) originated or purchased prior to the first calendar day of the quarter and (ii) is not a de minimis investment, as determined by the Advisor. These valuations are estimates made using the best available information that is knowable or reasonably knowable. In addition, changes in the market environment, portfolio company performance and other events that may occur over the duration of the investments may cause the gains or losses ultimately realized on these investments to be materially different than the valuations assigned.

The NAV per share of a class of our outstanding Common Shares is determined by dividing the NAV of that share class by the total number of Common Shares outstanding in that class as of the date of determination. The NAV per share of each share class varies due to, among other things, differences in the amount of servicing fees carried by each class and the number of Common Shares outstanding in each class. See “Determination of Net Asset Value.”

Q:	How can I purchase shares?

A:
Subscriptions to purchase our Common Shares may be made on an ongoing basis. A subscription must be received in good order on or before the fifth business day prior to month end or on a date as determined by the Company or the Advisor in their sole discretion. Each investor is required to fully fund its subscription amount by check, ACH, or wire to the Company’s bank account on or before the last business day of the month or on the date as determined by the Company or the Advisor in their sole discretion (the “Closing”).

A shareholder will not know our NAV per share applicable on the effective date of the share purchase. However, the NAV per share applicable to a purchase of shares will generally be available on or before the last day of the month after the effective date of the share purchase. At that time, the actual number of shares purchased based on the shareholder’s subscription amount will be determined, and the shares will be credited to the shareholder’s account as of the effective date of the share purchase. Notice of each share transaction, together with information relevant for personal and tax records, will be furnished to shareholders (or their financial representatives) as soon as practicable, but no later than seven business days after our NAV is determined.

Investors, in determining which class of shares to purchase, should consider any ongoing account-based fees payable to outside financial service providers that may apply to shares held in fee-based accounts, as well as the total length of time that the investor will hold the shares.

See “How to Subscribe” for more details.

Q:	When will my subscription be accepted?

A:
Completed subscription requests will be accepted on or after the last day of the month in which the shares were purchased or on a date as determined by the Company or the Advisor in their sole discretion. A Subscription Agreement shall be deemed accepted by the Company on the date that the Advisor emails or mails a confirmation and acceptance letter to the subscriber.

Q:	Can I withdraw a subscription to purchase shares once I have made it?

A:
Yes, you may withdraw a subscription after submission at any time before we have accepted the subscription, which we will generally do on or after the last day of the month. You may withdraw your purchase request by notifying the transfer agent, through your financial intermediary or directly on the toll-free, automated telephone line at 866-966-0157.

Q:	What is the per share purchase price?

A:
Shares are sold at the subscription price per share. The Company may set the subscription price per share above the then-calculated net asset value per Common Share based on a variety of factors, including to allocate the total amount of the Company’s organizational and other expenses to new subscribers.

Q:	When is the NAV per share available?

A:
We report our NAV per share as of the last day of each month on our website generally on or before the last day of each month after the effective date of the prior month’s Closing. Because subscriptions must be submitted on or before the fifth business day prior to month’s end, or a date as determined by the Company or the Advisor in their sole discretion, you will not know the NAV per share at which you will be subscribing at the time you subscribe.

For example, if you are subscribing on November 30, your subscription request must be received in good order at least five (5) business days before November 30. The purchase price for your shares will be the NAV per share determined as of November 30. The NAV per share as of November 30 will generally be available on or before December 31.

Q:	Can I invest through my Individual Retirement Account (“IRA”), Simplified Employee Pension Plan (“SEP”) or other after-tax deferred account?

A:
Yes, if you meet the suitability standards described under “Suitability Standards” above, you may invest via an IRA, SEP or other after-tax deferred account. If you would like to invest through one of these account types, you should contact your custodian, trustee or other authorized person for the account to subscribe. They will process the subscription and forward it to us, and we will send the confirmation and notice of our acceptance back to them.

Please be aware that in purchasing shares, custodians or directors of, or any other person providing advice to, employee pension benefit plans or IRAs may be subject to the fiduciary duties imposed by the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or other applicable laws. These additional fiduciary duties may require the custodian, trustee, director, or any other person providing investment advice to employee pension benefit plans or IRAs to provide information about the services provided and fees received, separate and apart from the disclosures in this prospectus. In addition, prior to purchasing shares, the trustee or custodian of an employee pension benefit plan or an IRA should determine that such an investment would be permissible under the governing instruments of such plan or account and applicable law.

Q:	How often does the Company pay distributions?

A:
The Company has declared quarterly distributions beginning in May 2023 and intends to continue to make quarterly distributions to shareholders as of the effective date of this prospectus. Any distributions we make will be at the discretion of our Board, who will consider, among other things, our earnings, cash flow, capital needs and general financial condition, as well as our desire to comply with the RIC requirements, which generally require us to make aggregate annual distributions to our shareholders of at least 90% of our net investment income. As a result, our distribution rates and payment frequency may vary from time to time, and there is no assurance we will pay distributions in any particular amount, if at all. See “Description of our Common Shares” and “Certain U.S. Federal Income Tax Considerations.”

The per share amount of distributions on Class S, Class D and Class I shares will generally differ because of different class-specific shareholder servicing and/or distribution fees that are deducted from the gross distributions for each share class.

Q:	Can I reinvest distributions in the Company?

A:
Yes, we have adopted a dividend reinvestment plan whereby shareholders (other than those located in specific states or who are clients of selected participating brokers, as outlined below) will have their cash distributions automatically reinvested in additional shares of the same class of our Common Shares to which the distribution relates unless they elect to receive their distributions in cash or a combination of cash and Common Shares. The purchase price for shares purchased under our dividend reinvestment plan will be equal to the then current NAV per share of the relevant class of Common Shares. Shareholders will not pay transaction related charges when purchasing shares under our dividend reinvestment plan, but all outstanding Class S and Class D shares, including those purchased under our dividend reinvestment plan, will be subject to ongoing servicing fees.

Shareholders located in Alabama, Arkansas, California, Idaho, Kansas, Kentucky, Maine, Maryland, Massachusetts, Nebraska, New Jersey, North Carolina, Ohio, Oregon, Tennessee, Vermont and Washington, as well as those who are clients of certain participating brokers that do not permit automatic enrollment in our dividend reinvestment plan, will automatically receive their distributions in cash unless they elect to participate in our dividend reinvestment plan and have their cash distributions reinvested in additional Common Shares.  See “Description of Our Common Shares” and “Dividend Reinvestment Plan.”

Q:	How can I change my dividend reinvestment plan election?

A:
A shareholder may elect to receive dividends and other distributions in cash or a combination of cash and Common Shares by notifying the Company in writing at least five (5) business days prior to the declaration date fixed by the Board for such dividend. If such notice to opt-out of the dividend reinvestment plan is received by the Company less than five (5) business days prior to the relevant declaration date, then that dividend will be paid in the form of Common Shares and any subsequent dividends will be paid in cash or a combination of cash and Common Shares.

Q:	How will distributions be taxed?

A:
We intend to elect to be treated for federal income tax purposes, and intend to qualify annually thereafter, as a RIC under the Code. A RIC is generally not subject to U.S. federal corporate income taxes on the net taxable income that it currently distributes to its shareholders.

Distributions of ordinary income and of net short-term capital gains, if any, will generally be taxable to U.S. shareholders as ordinary income to the extent such distributions are paid out of our current or accumulated earnings and profits. Distributions, if any, of net capital gains properly reported as “capital gain dividends” will be taxable as long-term capital gains, regardless of the length of time the shareholder has owned our shares. A distribution of an amount in excess of our current and accumulated earnings and profits (as determined for U.S. federal income tax purposes) will be treated by a shareholder as a return of capital which will be applied against and reduce the shareholder’s basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares. Distributions paid by us will generally not be eligible for the dividends received deduction allowed to corporations or for the reduced rates applicable to certain qualified dividend income received by non-corporate shareholders.

Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional shares pursuant to our dividend reinvestment plan. Shareholders receiving distributions in the form of additional shares will generally be treated as receiving a distribution in the amount of the fair market value of the distributed shares. The additional shares received by a shareholder pursuant to our dividend reinvestment plan will have a new holding period commencing on the day following the day on which the shares were credited to the shareholder’s account.

Because each investor’s tax position is different, you should consult with your tax advisor on the tax consequences to you of investing in the Company. In particular, non-U.S. investors should consult their tax advisors regarding potential withholding taxes on distributions that they receive. See “Certain U.S. Federal Income Tax Considerations.”

Q:	Can I sell, transfer or otherwise liquidate my shares post purchase?

A:
The purchase of our Common Shares is intended to be a long-term investment. We do not intend to list our shares on a national securities exchange, and do not expect a public market to develop for our shares in the foreseeable future.

The Board may, in its sole discretion, after the ten (10) year anniversary of February 1, 2023 (the “Initial Closing Date”) determine to cause the Company to conduct a “Liquidity Event,” which is defined as (1) a listing of the Common Shares on a national securities exchange (an “Exchange Listing”), or (2) a Sale Transaction.  A “Sale Transaction” means (a) the sale of all or substantially all of the Company’s assets to, or other liquidity event with, another entity or (b) a transaction or series of transactions, including by way of merger, consolidation, recapitalization, reorganization, or sale of stock in each case for consideration of either cash and/or publicly listed securities of the acquirer. A Sale Transaction also may include a sale, merger or other transaction with one or more affiliated investment companies managed by the Advisor. The decision to cause the Company to conduct a Liquidity Event will take into consideration factors such as prevailing market conditions at the time and the Company’s portfolio composition. The ability of the Company to commence and consummate a Liquidity Event is not assured, and will depend on a variety of factors, including the size and composition of the Company’s portfolio and prevailing market conditions at the time.

Should the Board determine to cause the Company to conduct a Liquidity Event, each investor will be required to agree to cooperate with the Company and take all actions, execute all documents and provide all consents as may be reasonably necessary or appropriate to consummate a Liquidity Event, it being understood that the Company may, without obtaining the consent of any investors, make modifications to the Company’s constitutive documents, capital structure and governance arrangements so long as, in the reasonable opinion of the Board, (x) the economic interests of the investors are not materially diminished or materially impaired, (y) such modifications are consistent with the requirements applicable to BDCs under the 1940 Act and (z) such modifications are not inconsistent with the provisions set forth in this Registration Statement.

Upon completion of any Liquidity Event, pre-existing investors may also be required to enter into a lock-up agreement with the underwriters of any Liquidity Event or otherwise for a period not to exceed 180 days (or such longer period as may be required or determined to be advisable by the underwriters of the Exchange Listing or otherwise based on prevailing market conditions and practice at the time).

Our Common Shares are freely transferable, except where a transfer is restricted by federal and state securities laws or by contract. We will generally not charge you to facilitate transfers of your shares, other than for necessary and reasonable costs actually incurred by us.

Following any Liquidity Event, investors may be restricted from selling or transferring their Common Shares for a certain period of time by applicable securities laws or contractually by a lock-up agreement with the underwriters of any Liquidity Event or otherwise.

Accordingly, an investor must be willing to bear the economic risk of investment in the Common Shares until we are liquidated. Each transferee will be required to execute an instrument agreeing to be bound by these restrictions and the other restrictions imposed on the Common Shares and to execute such other instruments or certifications as are reasonably required by us.

In addition, we intend to conduct quarterly share repurchase offers in accordance with the 1940 Act to provide limited liquidity to our shareholders. Our share repurchase program will be the only liquidity initiative that we offer to our shareholders. Because of the lack of a trading market for our shares, you may not be able to sell your shares promptly or at a desired price. If you are able to sell your shares, you may have to sell them at a discount to the purchase price of your shares.

Q:	Can I request that my shares be repurchased?

A:
Yes, subject to the limitations described in this prospectus. No shareholder or other person holding shares acquired from a shareholder has the right to require the Company to repurchase any Common Shares. No public market for the Common Shares exists, and none is expected to develop in the future. Consequently, shareholders may not be able to liquidate their investment other than as a result of repurchases of shares by the Company, as described below.

Prior to any Liquidity Event, and subject to market conditions and the Advisor’s commercially reasonable judgment, and subject to authorization by the Board, the Company intends from time to time to offer to repurchase Common Shares pursuant to written tenders by shareholders. Subject to market conditions, the Advisor will in its commercially reasonable judgment cause the Company to repurchase shares from shareholders on a quarterly basis in an amount not to exceed 5.0% of the Company’s NAV; provided, however, that the Advisor, subject to the Board’s discretion and approval, shall cause the Company to repurchase Common Shares from shareholders in an amount at least equal to 10.0% of the Company’s NAV in respect of the fourth calendar quarter of each of the eighth and tenth calendar years following the Initial Closing Date. With respect to any such repurchase offer, investors tendering shares must do so by a date specified in the notice describing the terms of the repurchase offer. The Notice Period shall conclude five (5) days prior to the applicable quarter-end repurchase date.

There is no minimum portion of a shareholder’s Common Shares which must be repurchased in any repurchase offer. The Company has no obligation to repurchase Common Shares at any time; any such repurchases will only be made at such times, in such amounts and on such terms as may be determined by the Advisor, in its sole discretion. In determining whether the Company should offer to repurchase Common Shares, the Advisor will consider the timing of such an offer, as well as a variety of operational, business and economic factors.

The Company will repurchase Common Shares from shareholders pursuant to written tenders on terms and conditions that the Advisor determines to be fair to the Company and to all shareholders. When the Advisor determines that the Company will repurchase shares, notice will be provided to shareholders describing the terms of the offer, containing information shareholders should consider in deciding whether to participate in the repurchase opportunity and containing information on how to participate. Shareholders deciding whether to tender their Common Shares during the period that a repurchase offer is open may obtain the Company’s NAV per share by contacting the Advisor during the period. If a quarterly repurchase offer is oversubscribed by shareholders who tender Common Shares, the Company will repurchase a pro rata portion by value of the Common Shares tendered by each shareholder, extend the repurchase offer, or take any other action with respect to the repurchase offer permitted by applicable law.

Repurchases of Common Shares by the Company will generally be paid in cash except that any shareholder, subject to applicable law, may elect to receive its repurchase proceeds in kind by checking the corresponding box on the tender offer form. The Company will, subject to applicable law, seek to distribute a pro rata slice of the entire portfolio to such shareholder to the extent practicable. Repurchases will be effective after receipt and acceptance by the Company of eligible written tenders of shares from shareholders by the applicable repurchase offer deadline. The Company does not intend to impose any charges in connection with repurchases of shares.

Shares will be repurchased by the Company after the Base Management Fee has been deducted from the Company’s assets as of the end of the month in which the repurchase occurs — i.e., the accrued Base Management Fee for the quarter in which Common Shares are to be repurchased is deducted prior to effecting the relevant repurchase of Common Shares.

In light of liquidity constraints associated with the Company’s investments, the Company expects to employ the following repurchase procedures: A shareholder choosing to tender shares for repurchase must do so by the applicable deadline, which generally will be five (5) days before the applicable quarter-end repurchase date. Shares will be valued as of the valuation date, which is generally expected to be March 31, June 30, September 30 or December 31 or the next business day, as applicable. The Company will pay all repurchase offer proceeds within five (5) business days of the expiration of the repurchase offer.  Tenders will be revocable upon written notice to the Company until the end of the Notice Period.

If modification of the Company’s repurchase procedures as described above is deemed necessary to comply with regulatory requirements, the Advisor will adopt revised procedures reasonably designed to provide shareholders substantially the same liquidity for Common Shares as would be available under the procedures described above. Any modified procedures will comply with applicable federal securities laws, including Rule 13e-4 under the Exchange Act.

Payment for repurchased shares may require the Company to liquidate portfolio holdings earlier than the Advisor would otherwise have caused these holdings to be liquidated, potentially resulting in losses, and may increase the Company’s investment related expenses as a result of higher portfolio turnover rates.

The Advisor intends to take measures to attempt to avoid or minimize potential losses and expenses resulting from the repurchase of shares.

A shareholder tendering for repurchase only a portion of the shareholder’s Common Shares will be required to maintain an account balance of at least $10,000 after giving effect to the repurchase. If a shareholder tenders an amount that would cause the shareholder’s account balance to fall below the required minimum of $10,000, the Company reserves the right to repurchase all of such shareholder’s Common Shares at any time that the aggregate NAV of the Common Shares held by the shareholder (based on the then-most recently disclosed NAV of the Common Shares) is, at the time of such compulsory repurchase, less than $10,000. This right of the Company to repurchase shares compulsorily may be a factor which shareholders may wish to consider when determining the extent of any tender for purchase by the Company.

Subject to applicable federal securities laws, including the 1940 Act and rules thereunder, the Company may also repurchase Common Shares held by a shareholder without consent or other action by the shareholder or other person if the Company determines that:

•
the shares have been transferred or have vested in any person other than by operation of law as the result of the death, bankruptcy, insolvency, adjudicated incompetence or dissolution of the shareholder or with the consent of the Company;

•
ownership of shares by a shareholder or other person is likely to cause the Company to be in violation of, require registration of any shares under, or subject the Company to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction;

•
continued ownership of shares by a shareholder may be harmful or injurious to the business or reputation of the Company, the Advisor or any of their affiliates, or may subject the Company or any shareholder to an undue risk of adverse tax or other fiscal or regulatory consequences;

•	any of the representations and warranties made by a shareholder or other person in connection with the acquisition of shares was not true when made or has ceased to be true; or
•
with respect to a shareholder subject to Special Laws or Regulations, such as those imposed ERISA, the shareholder is likely to be subject to additional regulatory or compliance requirements under these special laws or regulations by virtue of continuing to hold any shares.

In the event that the Advisor or any of its affiliates holds Common Shares in the capacity of a shareholder, the shares may be tendered for repurchase in connection with any repurchase offer made by the Company. Shareholders who require minimum annual distributions from a retirement account through which they hold Common Shares should consider the Company’s schedule for repurchase offers and submit repurchase requests accordingly.

Q:	What fees do you pay to the Advisor?

A:
Under the Advisory Agreement, the Company pays the Advisor a fee for investment management services consisting of the Base Management Fee and Incentive Fee.

Base Management Fee. The Company pays the Advisor a Base Management Fee equal to an annual rate of 1.25% of the value of our net assets as of the end of the two most recently completed quarters. The Base Management Fee will be payable quarterly in arrears. Subsequent to an Exchange Listing, the Company will pay the Advisor a base management fee calculated at an annual rate of 1.25% of the Company’s average gross assets at the end of the two most recently completed quarters.

Incentive Fee. The Incentive Fee consists of two components that are independent of each other, with the result that one component may be payable even if the other is not. A portion of the Incentive Fee is based on a percentage of income and a portion is based on a percentage of capital gains, each as described below.

Income-Based Incentive Fee. The portion based on the Company’s income is based on Pre-Incentive Fee Net Investment Income Returns. “Pre-Incentive Fee Net Investment Income Returns” means, as the context requires, either the dollar value of, or percentage rate of return on the value of net assets at the end of the immediate preceding quarter from, interest income, dividend income and any other income accrued during the calendar quarter (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees that are received from portfolio companies, but excluding fees for providing managerial assistance), minus operating expenses accrued for the quarter (including the management fee, expenses payable under the Administration Agreement entered into between the Company and the Administrator, and any interest expense or fees on any credit facilities or outstanding debt and dividends paid on any issued and outstanding preferred shares, but excluding the incentive fee and any shareholder servicing and/or distribution fees). Pre-Incentive Fee Net Investment Income Returns include, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind (“PIK”) interest and zero-coupon securities), accrued income that has not yet been received in cash. Pre-Incentive Fee Net Investment Income Returns do not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. The impact of expense support payments and recoupments are also excluded from Pre-Incentive Fee Net Investment Income Returns. Pre-Incentive Fee Net Investment Income Returns, expressed as a rate of return on the value of the Company’s net assets at the end of the immediate preceding quarter, is compared to a “hurdle rate” of return of 1.25% per quarter (5.0% annualized).

The Company pays the Advisor an Income Based Incentive Fee quarterly in arrears with respect to the Company’s Pre-Incentive Fee Net Investment Income Returns in each calendar quarter as follows:

•
No incentive fee based on Pre-Incentive Fee Net Investment Income Returns in any calendar quarter in which Pre-Incentive Fee Net Investment Income Returns do not exceed the hurdle rate of 1.25% per quarter (5.0% annualized);

•
100.0% of the dollar amount of Pre-Incentive Fee Net Investment Income Returns with respect to that portion of such Pre-Incentive Fee Net Investment Income Returns, if any, that exceeds the hurdle rate until the Advisor has received 12.5% of the total Pre-Incentive Fee Net Investment Income Returns for that calendar quarter. The Company refers to this portion of the Pre-Incentive Fee Net Investment Income Returns (which exceeds the hurdle rate) as the “catch-up.” This “catch-up” is meant to provide the Advisor an Incentive Fee of 12.5% on all Pre-Incentive Fee Net Investment Income Returns when that amount equals 1.43% in a calendar quarter (5.72% annualized), which is the rate at which the catch-up is achieved.

•	12.5% of the dollar amount of all Pre-Incentive Fee Net Investment Income Returns, if any, that exceed a rate of return of 1.43%.

Capital Gains-Based Incentive Fee. The second part of the Incentive Fee is determined and payable in arrears as of the end of each calendar year in an amount equal to 12.5% of cumulative realized capital gains from inception through the end of such calendar, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid Incentive Fee on capital gains as calculated in accordance with U.S. GAAP (the “Capital Gains Incentive Fee”).

Subsequent to an Exchange Listing, the Company will pay the Advisor (i) a base management fee calculated at an annual rate of 1.25% of the value of our gross assets as of the at the end of the two most recently completed quarters and (ii) the Income Incentive Fee and Capital Gains Incentive Fee described above except that all of the 12.5% figures referenced therein will be increased to 15.0%. In addition, the expense support aspect (but not the conditional reimbursement aspect) of the Expense Support Agreement (as defined below) will no longer be of any force or effect subsequent thereto with respect to the Company.

Q:	What type of tax reporting will I receive on the Company, and when will I receive it?

A:
As promptly as possible after the end of each calendar year, we intend to send to each of our U.S. shareholders an annual IRS Form 1099-DIV or IRS Form 1099-B, if required, and, in the case of non-U.S. shareholders, an annual IRS Form 1042-S.

Q:	What is the difference between the three classes of Common Shares being offered?

A:
We are offering to the public three classes of Common Shares - Class S shares, Class D shares, and Class I shares. The differences among the share classes relate to ongoing shareholder servicing and/or distribution fees, with Class S shares and Class D shares subject to ongoing shareholder servicing and/or distribution fees of 0.85% and 0.25%, respectively, and Class I shares not subject to shareholder servicing and/or distribution fees. An upfront sales load of 3.50% and 1.50% is paid with respect to Class S shares and Class D shares, respectively. In addition, although no upfront sales load is paid with respect to Class I shares, if you buy Class S shares, Class D shares, or Class I shares through certain financial intermediaries, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that they limit such charges to a 3.50% cap on NAV for Class S shares, and a 2.0% cap on NAV for Class D shares.  See “Description of Our Common Shares” and “Plan of Distribution” for a discussion of the ongoing shareholder services and distribution services provided to Class S and Class D shareholders and the differences between our Class S, Class D, and Class I shares.

Assuming a constant NAV per share of $25.00, we expect that a one-time investment in 400 shares of each class of our shares (representing an aggregate net asset value of $10,000 for each class) would be subject to the following shareholder servicing and/or distribution fees:

	Annual Shareholder Servicing and/or Distribution Fees	Total Over Five Years
Class S	$85	$425
Class D	$25	$125
Class I	$—	$—

Class S shares are available through brokerage and transaction-based accounts. Class D shares are generally available for purchase in this offering only (1) through fee-based programs, also known as wrap accounts, sponsored by participating brokers or other intermediaries that provide access to Class D shares, (2) through participating brokers that have alternative fee arrangements with their clients to provide access to Class D shares, (3) through transaction/ brokerage platforms at participating brokers, (4) through certain registered investment advisers, (5) through bank trust departments or any other organization or person authorized to act in a fiduciary capacity for its clients or customers or (6) other categories of investors that we name in an amendment or supplement to this prospectus. Class I shares are generally available for purchase in this offering only (1) through fee-based programs, also known as wrap accounts, sponsored by participating brokers or other intermediaries that provide access to Class I shares, (2) by endowments, foundations, pension funds and other institutional investors, (3) through participating brokers that have alternative fee arrangements with their clients to provide access to Class I shares, (4) through transaction/brokerage platforms at participating brokers, (5) by our executive officers and Trustees and their immediate family members, as well as officers and employees of the Advisor or other affiliates and their immediate family members, and, if approved by our Board, joint venture partners, consultants and other service providers, or (6) by other categories of investors that we name in an amendment or supplement to this prospectus. In certain cases, where a holder of Class S or Class D shares exits a relationship with a participating broker for this offering and does not enter into a new relationship with a participating broker for this offering, such holder’s shares may be exchanged into an equivalent NAV amount of Class I shares. We may also offer Class I shares to certain feeder vehicles primarily created to hold our Class I shares, which in turn offer interests in themselves to investors; we expect to conduct such offerings pursuant to exceptions to registration under the Securities Act and not as a part of this offering. Such feeder vehicles may have additional costs and expenses, which would be disclosed in connection with the offering of their interests. We may also offer Class I shares to other investment vehicles. Before making your investment decision, please consult with your investment adviser regarding your account type and the classes of Common Shares you may be eligible to purchase.

If you are eligible to purchase all three classes of shares, you should be aware that Class I shares have no shareholder servicing and/or distribution fees, which will reduce the NAV or distributions of the other share classes. However, Class I shares do not receive shareholder services. Before making your investment decision, please consult with your investment adviser regarding your account type and the classes of Common Shares you may be eligible to purchase.

Q:	Are there ERISA considerations in connection with investing in the Company?

A:
We intend to conduct our affairs so that our assets should not be deemed to constitute “plan assets” under the ERISA, and certain U.S. Department of Labor regulations promulgated thereunder, as modified by Section 3(42) of ERISA (the “Plan Asset Regulations”). In this regard, generally, we intend to take one of the following approaches: (1) in the event that each class of Common Shares is considered a “publicly-offered security” within the meaning of the Plan Asset Regulations (“Publicly-Offered Security”), we will not limit “benefit plan investors” from investing in the Common Shares; (2) in the event one or more classes of Common Shares does not constitute a Publicly-Offered Security, (a) we will limit investment in each class of Common Shares by “benefit plan investors” to less than 25% of the total value of each class of our Common Shares, within the meaning of the Plan Asset Regulations (including any class that constitutes a Publicly-Offered Security), or (b) we will prohibit “benefit plan investors” from owning any class that does not constitute a Publicly-Offered Security.

In addition, each prospective investor that is, or is acting on behalf of any individual retirement account, employee benefit plan, or similar plan or account that is subject to ERISA, or any entity whose underlying assets are considered to include the foregoing (each a “Plan”), must independently determine that our Common Shares are an appropriate investment for the Plan, taking into account its obligations under ERISA, and applicable similar laws, and the facts and circumstances of each investing Plan.

Prospective investors should carefully review the matters discussed under “Risk Factors” and “Restrictions on Share Ownership” and should consult with their own advisors as to the consequences of making an investment in the Company.

Q:	Are there any risks involved in buying your shares?

A:
Investing in our Common Shares involves a high degree of risk. If we are unable to effectively manage the impact of these risks, we may not meet our investment objectives and, therefore, you should purchase our Common Shares only if you can afford a complete loss of your investment. An investment in our Common Shares involves significant risks and is intended only for investors with a long-term investment horizon and who do not require immediate liquidity or guaranteed income. Some of the more significant risks relating to an investment in our Common Shares include those listed below:

•	The Company is a new company with limited operating history, and there is no assurance we will achieve our investment objectives.
•
The Company has elected to be regulated as a BDC under the 1940 Act, which imposes numerous restrictions on the activities of the Company, including restrictions on leverage and on the nature of its investments.  Such restrictions could negatively affect the Company’s investment returns.

•	The Company depends upon the Advisor and Administrator for its success and upon their access to investment professionals.
•
The Company intends to invest in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. These investments have largely speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal, may be difficult to value and are illiquid.  Defaults by portfolio companies will harm the Company’s operating results.  Investors may lose some or all of their investment.

•	Defaults by portfolio companies will harm the Company’s operating results.
•
The Company intends to invest primarily in privately-held companies for which very little public information exists. Such companies are also generally more vulnerable to economic downturns and may experience substantial variations in operating results.

•
Investment in the Company is suitable only for sophisticated investors and requires the financial ability and willingness to accept the high risks and lack of liquidity inherent in an investment in the Company.

•	Investors may not have access to the money they invest for an extended period of time.

•
You should not expect to be able to sell your Common Shares, regardless of how we perform.  Because you may not be able to sell your shares, you will be unable to reduce your exposure on any market downturn.

•
Our Common Shares are not currently listed on an exchange and given that we have no current intention of pursuing any such listing, it is unlikely that a secondary trading market will develop for our Common Shares. The purchase of our Common Shares is intended to be a long-term investment.

•
Distributions are not guaranteed, and if made, may be funded from sources other than cash flow from operations, including the sale of assets, borrowings, return of capital or offering proceeds.  Although we generally expect to fund distributions from cash flow from operations, we have not established limits on the amounts we may pay from such sources.

•
Distributions may also be funded in significant part, directly or indirectly, from temporary waivers or expense reimbursements borne by the Advisor or its affiliates, that may be subject to reimbursement to the Advisor or its affiliates. The repayment of any amounts owed to our affiliates will reduce future distributions to which investors would otherwise be entitled.

•	We use and continue to expect to use leverage, which will magnify the potential for loss on amounts invested in us.

•
The Company is subject to risks associated with the current interest rate environment and to the extent the Company uses debt to finance its investments, changes in interest rates will affect the cost of capital and net investment income.

•	The discontinuation and replacement of LIBOR with SOFR as a new benchmark rate may adversely affect the Company’s business and results of operations.

•	The Company operates in a highly competitive market for investment opportunities.

•	You will bear substantial fees and expenses in connection with your investment.

•	There are restrictions on holders of the Common Shares.

•	There is a risk that investors may not receive distributions.

•	The Company is operating in a period of capital markets disruption and economic uncertainty.

•	The Company’s regulatory structure and tax status as a BDC and a RIC could limit certain of the Company’s investments or negatively affect the Company’s investment returns.

•
We have implemented a share repurchase program, but only a limited number of shares will be eligible for repurchase, and repurchases will be subject to available liquidity and other significant restrictions.

•	Future changes in laws or regulations and conditions in the Company’s operating areas could have an adverse impact on the Company.

Q:	What is a “best efforts” offering?

A:
Our Common Shares are offered on a “best efforts” basis. A “best efforts” offering means the Managing Dealer and the participating brokers are only required to use their best efforts to sell the shares. When shares are offered to the public on a “best efforts” basis, no underwriter, broker or other person has a firm commitment or obligation to purchase any of the shares. Therefore, we cannot guarantee that any minimum number of shares will be sold.

Q:	What is the expected term of this offering?

A:
We have registered a total of $2,000,000,000 in Common Shares and have sold approximately $216,096,800 in Common Shares in private offerings under the exemption provided by Section 4(a)(2) of the Securities Act. It is our intent, however, to conduct a continuous offering for an extended period of time, by filing for additional offerings of our shares, subject to regulatory approval and continued compliance with the rules and regulations of the SEC and applicable state laws.

We endeavor to take all reasonable actions to avoid interruptions in the continuous offering of our Common Shares. There can be no assurance, however, that we will not need to suspend our continuous offering while the SEC and, where required, state securities regulators, review such filings for additional offerings of our Common Shares until such filings are declared effective, if at all.

Q:	What is a regulated investment company, or RIC?

A:
We intend to elect to be treated for federal income tax purposes, and intend to qualify annually thereafter, as a RIC under the Internal Revenue Code of 1986, as amended (the “Code”).
In general, a RIC is a company that:

•	is a BDC or registered investment company that combines the capital of many investors to acquire securities;

•	offers the benefits of a securities portfolio under professional management;

•	satisfies various requirements of the Code, including an asset diversification requirement; and

•
is generally not subject to U.S. federal corporate income taxes on its net taxable income that it currently distributes to its shareholders, which substantially eliminates the “double taxation” (i.e., taxation at both the corporate and shareholder levels) that generally results from investments in a C corporation.

Q:	What are the offering and servicing costs?

A:
An upfront sales load of 3.50% and 1.50% is paid with respect to Class S shares and Class D shares, respectively. In addition, although no upfront sales load is paid with respect to Class I shares, if you buy Class S shares, Class D shares, or Class I shares through certain financial intermediaries, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that they limit such charges to a 3.50% cap on NAV for Class S shares and a 1.50% cap on NAV for Class D shares. Please consult your selling agent for additional information. Subject to Financial Industry Regulatory Authority, Inc. (“FINRA”) limitations on underwriting compensation, we pay the following shareholder servicing and/or distribution fees to the Managing Dealer and/or a participating broker: (a) for Class S shares, a shareholder servicing and/or distribution fee equal to 0.85% per annum of the aggregate NAV as of the beginning of the first calendar day of the month for the Class S shares, and (b) for Class D shares, a shareholder servicing and/or distribution fee equal to 0.25% per annum of the aggregate NAV as of the beginning of the first calendar day of the month for the Class D shares, in each case, payable monthly. No shareholder servicing or distribution fees are paid with respect to the Class I shares. The shareholder servicing and/or distribution fees are payable to the Managing Dealer, but the Managing Dealer anticipates that all or a portion of the shareholder servicing and/or distribution fees will be retained by, or reallowed (paid) to, participating brokers. The total amount that will be paid over time for other underwriting compensation depends on the average length of time for which shares remain outstanding, the term over which such amount is measured and the performance of our investments. We also pay or reimburse certain organization and offering expenses, including, subject to FINRA limitations on underwriting compensation, certain wholesaling expenses. See “Use of Proceeds” and “Plan of Distribution.” The total underwriting compensation and total organization and offering expenses will not exceed 10% and 15%, respectively, of the gross proceeds from this offering.

The Advisor agreed to advance some of our organization and offering expenses on our behalf (including legal, accounting, printing, mailing, subscription processing and filing fees and expenses and other offering expenses, including costs associated with technology integration between the Company’s systems and those of our participating brokers, reasonable bona fide due diligence expenses of participating brokers supported by detailed and itemized invoices, costs in connection with preparing sales materials and other marketing expenses, design and website expenses, fees and expenses of our transfer agent, fees to attend retail seminars sponsored by participating brokers and costs, expenses and reimbursements for travel, meals, accommodations, entertainment and other similar expenses related to meetings or events with prospective investors, brokers, registered investment advisors or financial or other advisors, but excluding the shareholder servicing and/or distribution fee) pursuant to the Expense Support and Conditional Reimbursement Agreement we have entered into with the Advisor (the “Expense Support and Conditional Reimbursement Agreement”). Pursuant to the Expense Support and Conditional Reimbursement Agreement, the Advisor is obligated to advance all of our Other Operating Expenses (as defined below) to the effect that such expenses do not exceed 1.00% (on an annualized basis) of the Company’s NAV. We are obligated to reimburse the Advisor for such advanced expenses only if certain conditions are met. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Expense Support and Conditional Reimbursement Agreement” and “Plan of Distribution.” For purposes hereof, “Other Operating Expenses” means our total organization and offering expenses, professional fees, trustee fees, administration fees, shareholder servicing and/or distribution fees, and other general and administrative expenses (including our allocable portion of compensation (including salaries, bonuses and benefits), overhead (including rent, office equipment and utilities) and other expenses incurred by the Administrator in performing its administrative obligations under the Administration Agreement).

Q:	What are our expected operating expenses?

A:
We expect to incur operating expenses in the form of our management and incentive fees, shareholder servicing and/or distribution fees, interest expense on our borrowings and other expenses, including the fees we pay to our Administrator and SS&C GIDS, Inc. See “Fees and Expenses.”

Q:	Who can help answer my questions?

A:
If you have more questions about this offering or if you would like additional copies of this prospectus, you should contact your financial advisor or our transfer agent at Kennedy Lewis Capital Company, c/o SS&C GIDS, Inc., PO Box 219213, Kansas City, Missouri 64121-9213; or via telephone at (866) 966-0157.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in Common Shares will bear, directly or indirectly. Other expenses are estimated and may vary. Actual expenses may be greater or less than shown.

	Class S Shares	Class D Shares	Class I Shares
Shareholder transaction expense (fees paid directly from your investment)
Maximum sales load(1)	3.50%	1.50%	—
Annual expenses (as a percentage of net assets attributable to our Common Shares)(2)
Base management fees(3)	1.25%	1.25%	1.25%
Incentive fees(4)	—	—	—
Shareholder servicing and/or distribution fees(5)	0.85%	0.25%	—
Interest payment on borrowed funds(6)	9.49%	9.49%	9.49%
Other expenses(7)	1.46%	1.46%	1.46%
Total annual expenses	13.05%	12.45%	12.20%

(1)	An upfront sales load of 3.50% and 1.50% is paid with respect to Class S shares and Class D shares, respectively.

(2)	Total net assets as of December 31, 2023 employed as the denominator for expense ratio computation is $221,615,920.

(3)
Prior to an Exchange Listing, the Base Management Fee paid to our Advisor is calculated at an annual rate of 1.25% of the value of our net assets as of the end of the two most recently completed quarters. Subsequent to an Exchange Listing, the Company will pay the Advisor a base management fee calculated at an annual rate of 1.25% of the value of our average gross assets as of the end of the two most recently completed quarters. The base management fee will be payable quarterly in arrears.

(4)	We may have capital gains and investment income that could result in the payment of an Incentive Fee. The incentive fees, if any, are divided into two parts:

•
The first part of the incentive fee is based on income, whereby we pay the Advisor quarterly in arrears 12.5% of our Pre-Incentive Fee Net Investment Income Returns (as defined below), attributable to each class of our Common Shares, for each calendar quarter subject to a 1.25% quarterly (5.0% annualized) hurdle rate, with a catch-up.

•
The second part of the incentive fee is based on realized capital gains, whereby we pay the Advisor at the end of each calendar year in arrears 12.5% of cumulative realized capital gains, attributable to each class of our Common Shares, from inception through the end of such calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fee on capital gains.

As we cannot predict whether we will meet the necessary performance targets, we have assumed no incentive fee for this chart. We expect the incentive fees we pay to increase to the extent we earn greater income or generate capital gains through our investments in portfolio companies. If we achieved an annualized total return of 5.0% for each quarter made up entirely of net investment income, no incentive fees would be payable to the Advisor because the hurdle rate was not exceeded. If instead we achieved a total return of 5.0% in a calendar year made up of entirely realized capital gains net of all realized capital losses and unrealized capital depreciation, an incentive fee equal to 12.5% of the realized capital gains less realized and unrealized capital losses from inception would be payable. See “Advisory Agreement, Administration Agreement and Other Agreements” for more information concerning the incentive fees.

(5)
Subject to FINRA limitations on underwriting compensation, we also pay the following shareholder servicing and/or distribution fees to Managing Dealer and/or a participating broker: (a) for Class S shares, a shareholder servicing and/or distribution fee equal to 0.85% per annum of the aggregate NAV as of the beginning of the first calendar day of the month for the Class S shares and (b) for Class D shares, a shareholder servicing and/or distribution fee equal to 0.25% per annum of the aggregate NAV as of the beginning of the first calendar day of the month for the Class D shares. Class I shares are not subject to shareholder servicing and/or distribution fees.

(6)
We may borrow funds to make investments, including before we have fully invested the proceeds of this continuous offering. To the extent that we determine it is appropriate to borrow funds to make investments, the costs associated with such borrowing will be indirectly borne by shareholders. The figure in the table assumes that we borrow for investment purposes an amount equal to 100% of our weighted average net assets, and that the average annual cost of borrowings, including the amortization of cost associated with obtaining borrowings and unused commitment fees, on the amount borrowed is 9.49%. Our ability to incur leverage depends, in large part, the amount of money we are able to raise through the sale of shares registered in this offering and the availability of financing in the market.

(7)
“Other expenses” include accounting, legal and auditing fees, custodian and transfer agent fees, reimbursement of expenses to our Administrator, organization and offering expenses, insurance costs and fees payable to our Trustees, as discussed in “Advisory Agreement, Administration Agreement and Other Agreements.” Other expenses represent the estimated annual other expenses of the Company based on annualized other expenses for the current fiscal year ended December 31, 2023 and NAV of $221,615,920.

The Company has entered into an expense support and conditional reimbursement agreement (as amended, the “Expense Support Agreement”) with the Advisor, pursuant to which the Advisor has contractually agreed to pay Other Operating Expenses (as defined below) of the Company on the Company’s behalf (each such payment, a “Required Expense Payment” such that Other Operating Expenses of the Company do not exceed 1.00% (on an annualized basis) of the Company’s applicable quarter-end net asset value). “Other Operating Expenses” include the Company’s organizational and offering expenses (including the Company’s allocable portion of compensation, shareholder servicing and/or distribution fees and overhead (including rent, office equipment and utilities)) and other expenses incurred by the Administrator in performing its administrative obligations under the Administration Agreement, excluding Base Management Fees and Incentive Fees owed to the Advisor and any interest expenses owed by the Company. Any expenses waived pursuant to the Expense Support Agreement may be subsequently recaptured by the Advisor for a period of three years following the date such waiver or reimbursement occurred, provided that the recapture does not cause the Company to exceed its expense limit in effect either at the time of the waiver or reimbursement, or at the time of recapture, after repayment is taken into account.

At such times as the Advisor determines, the Advisor may elect to pay certain additional expenses of the Company on the Company’s behalf (each such payment, a “Voluntary Expense Payment” and together with a Required Expense Payment, the “Expense Payments”). In making a Voluntary Expense Payment, the Advisor will designate, as it deems necessary or advisable, what type of expense it is paying (including, whether it is paying organizational or offering expenses).

Example: We have provided an example of the projected dollar amount of total expenses that would be incurred over various periods with respect to a hypothetical $1,000 investment in each class of our Common Shares. In calculating the following expense amounts, we have assumed that: (1) that our annual operating expenses and offering expenses remain at the levels set forth in the table above, after application of the Advisor’s obligation to make Required Expense Payments as described above, except to reduce annual expenses upon completion of organization and offering expenses, (2) that the annual return after management fees and other expenses, but before incentive fees is 5.0%, (3) that the net return after payment of incentive fees is distributed to shareholders net of the shareholder servicing and/or distributions fees and such amount is reinvested at NAV and (4) your financial intermediary does not directly charge you transaction or other fees.

Class S shares

	1 Year	3 Years	5 Years	10 Years
Total cumulative expenses you would pay on a $1,000 investment assuming a reinvested 5.0% net return comprised solely of investment income:	$166	$446	$754	$1,662
Total cumulative expenses you would pay on a $1,000 investment assuming a reinvested 5.0% net return comprised solely of capital gains:	$172	$463	$780	$1,695

Class D shares

	1 Year	3 Years	5 Years	10 Years
Total cumulative expenses you would pay on a $1,000 investment assuming a reinvested 5.0% net return comprised solely of investment income:	$140	$407	$701	$1,567
Total cumulative expenses you would pay on a $1,000 investment assuming a reinvested 5.0% net return comprised solely of capital gains:	$146	$424	$727	$1,602

Class I shares

	1 Year	3 Years	5 Years	10 Years
Total cumulative expenses you would pay on a $1,000 investment assuming a reinvested 5.0% net return comprised solely of investment income:	$122	$384	$672	$1,521
Total cumulative expenses you would pay on a $1,000 investment assuming a reinvested 5.0% net return comprised solely of capital gains:	$128	$402	$698	$1,556

While the examples assume a 5.0% annual return on investment after management fees and expenses, but before incentive fees, our performance will vary and may result in an annual return that is greater or less than this. These examples should not be considered a representation of your future expenses. If we achieve sufficient returns on our investments to trigger a quarterly incentive fee on income and/or if we achieve net realized capital gains in excess of 5.0%, both our returns to our shareholders and our expenses would be higher. See “Advisory Agreement, Administration Agreement and Other Agreements” for information concerning incentive fees.

RISK FACTORS

Investing in our Common Shares involves a number of significant risks. The following information is a discussion of the material risk factors associated with an investment in our Common Shares specifically, as well as those factors generally associated with an investment in a company with investment objectives, investment policies, capital structure or trading markets similar to ours. In addition to the other information contained in this prospectus, you should consider carefully the following information before making an investment in our Common Shares. The risks below are not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us may also impair our operations and performance. If any of the following events occur our business, financial condition and results of operations could be materially and adversely affected. In such cases, the NAV of our Common Shares could decline, and you may lose all or part of your investment.

Risks Relating to Our Business and Structure

The Company Has Limited Operating History. The Company is a diversified, closed-end management investment company that has elected to be regulated as a BDC.  The Company has limited operating history. The Company commenced its operations on February 1, 2023. As a result, prospective investors have a limited track record or history on which to base their investment decision. There can be no assurance that the results achieved by similar strategies managed by Kennedy Lewis or its affiliates will be achieved for the Company. Past performance should not be relied upon as an indication of future results. Moreover, the Company is subject to all of the business risks and uncertainties associated with any new business, including the risk that it will not achieve its investment objective and that the value of an investor’s investment could decline substantially or that the investor will suffer a complete loss of its investment in the Company.

Prior to the commencement of the Company’s operations, the Advisor and the members of the Investment Team had no prior experience managing a BDC, and the investment philosophy and techniques used by the Advisor to manage a BDC may differ from the investment philosophy and techniques previously employed by the Advisor, its affiliates, and the members of the Investment Team in identifying and managing past investments. In addition, the 1940 Act and the Code impose numerous constraints on the operations of BDCs and RICs that do not apply to the other types of investment vehicles. For example, under the 1940 Act, BDCs are required to invest at least 70% of their total assets primarily in securities of qualifying U.S. private companies or thinly traded public companies, cash, cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less from the time of investment. The Advisor’s and the members of the Investment Team’s limited experience in managing a portfolio of assets under such constraints may hinder their respective ability to take advantage of attractive investment opportunities and, as a result, achieve the Company’s investment objectives.

The Company May Not be Able to Meet its Investment Objectives.  The Advisor cannot provide assurances that it will be able to identify, choose, make or realize investments of the type targeted for the Company.  There is also no guarantee that the Advisor will be able to source attractive investments for the Company within a reasonable period of time.  There can be no assurance that the Company will be able to generate returns for the investors or that returns will be commensurate with the risks of the investments.  The Company may not be able to achieve its investment objectives and investors may lose some or all of their invested capital.  The failure by the Company to obtain indebtedness on favorable terms or in the desired amount will adversely affect the returns realized by the Company and impair the Company’s ability to achieve its investment objectives.

The Company is Dependent on the Investment Team.  The success of the Company depends in substantial part on the skill and expertise of the Investment Team.  Although the Advisor believes the success of the Company is not dependent upon any particular individual, there can be no assurance that the members of the Investment Team will continue to be affiliated with the Advisor throughout the life of the Company or will continue to be available to manage the Company.  The unavailability of members of the Investment Team to manage the Company’s investment program could have a material adverse effect on the Company.

The Time and Resources that the Investment Team Devotes to the Company May Be Diverted, and the Company May Face Additional Competition Due to the Fact that the Investment Team Is Not Prohibited from Raising Money for, or Managing, Another Entity that Makes the Same Types of Investments that the Company Targets. Kennedy Lewis may raise money for, or manage, another investment entity that makes the same types of investments as those the Company targets. As a result, the time and resources the Investment Team could devote to the Company may be diverted. In addition, the Company may compete with any such investment entity for the same investors and investment opportunities.

The Company’s Incentive Fee Arrangements with the Advisor May Vary from Those of Other Investment Funds, Accounts or Investment Vehicles Managed By the Advisor, which May Create an Incentive for the Investment Team to Devote Time and Resources to a Higher Fee-Paying Fund. If the Advisor is paid a higher performance-based fee from any of its other funds, it may have an incentive to devote more research and development or other activities, and/or recommend the allocation of investment opportunities, to such higher fee-paying fund. For example, to the extent the Advisor’s incentive compensation is not subject to a hurdle or an income incentive fee cap with respect to another fund, it may have an incentive to devote time and resources to such other fund.

The Advisor’s Liability Is Limited Under the Advisory Agreement and the Company Has Agreed to Indemnify the Advisor Against Certain Liabilities, Which May Lead the Advisor to Act in a Riskier Manner on the Company’s Behalf Than It Would When Acting for its Own Account. Under the Advisory Agreement, the Advisor has not assumed any responsibility to the Company other than to render the services called for under that agreement. It will not be responsible for any action of the Board in following or declining to follow the Advisor’s advice or recommendations. Under the Advisory Agreement, the Advisor, its officers, members and personnel, and any person controlling or controlled by the Advisor will not be liable to the Company, any of its subsidiaries, its trustees, its shareholders or any subsidiary’s shareholders or partners for acts or omissions performed in accordance with and pursuant to the Advisory Agreement, except those resulting from acts constituting gross negligence, willful misfeasance, bad faith or reckless disregard of the duties that the Advisor owes to the Company under the Advisory Agreement. In addition, as part of the Advisory Agreement, the Company has agreed to indemnify the Advisor and each of its officers, directors, members, managers and employees from and against any claims or liabilities, including reasonable legal fees and other expenses reasonably incurred, arising out of or in connection with the Company’s business and operations or any action taken or omitted on the Company’s behalf pursuant to authority granted by the Advisory Agreement, except where attributable to gross negligence, willful misfeasance, bad faith or reckless disregard of such person’s duties under the Advisory Agreement. These protections may lead the Advisor to act in a riskier manner when acting on the Company’s behalf than it would when acting for its own account.

The Advisor Can Resign as Our Investment Adviser or Administrator, Respectively, Upon 120 or 60 Days’ Notice and the Company May Not Be Able to Find a Suitable Replacement Within that Time, or at All, Resulting in a Disruption in Its Operations that Could Adversely Affect Its Financial Condition, Business and Results of Operations. The Advisor has the right under the Advisory Agreement to resign as the Company’s investment adviser at any time upon 120 days’ written notice, whether the Company has found a replacement or not. The Administrator has the right under the Administration Agreement to resign at any time upon 60 days’ written notice, whether the Company has found a replacement or not. If Kennedy Lewis were to resign as the Advisor or the Administrator, the Company may not be able to find a new investment adviser or administrator, respectively or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms within 120 days or 60 days, respectively, or at all. If the Company is unable to do so quickly, its operations are likely to experience a disruption, its financial condition, business and results of operations as well as its ability to pay distributions to its shareholders are likely to be adversely affected. Even if the Company is able to retain comparable management, whether internal or external, the integration of such management and their lack of familiarity with the Company’s investment objectives may result in additional costs and time delays that may adversely affect its business, financial condition, results of operations and cash flows.

The Company’s Business Model Depends to a Significant Extent Upon Strong Referral Relationships. Any Inability of the Investment Team to Maintain or Develop These Relationships, or the Failure of These Relationships to Generate Investment Opportunities, Could Adversely Affect the Company’s Business. The Company depends upon the members of the Investment Team to maintain their relationships with private equity sponsors, placement agents, investment banks, management groups and other financial institutions, and the Company will rely to a significant extent upon these relationships to provide it with potential investment opportunities. If the Investment Team fails to maintain such relationships, or to develop new relationships with other sources of investment opportunities, the Company will not be able to grow its investment portfolio. In addition, individuals with whom the members of the Investment Team have relationships are not obligated to provide them with investment opportunities, and the Company can offer no assurance that these relationships will generate investment opportunities for the Company in the future.

An Investment in the Company is Illiquid and There are Restrictions on Withdrawal.  An investment in the Company is suitable only for certain sophisticated investors that have no need for immediate liquidity in respect of their investment and who can accept the risks associated with investing in illiquid investments.

Our Common Shares are illiquid investments for which there is not and will likely not be a secondary market. Liquidity for our Common Shares will be limited to participation in our share repurchase program, which we have no obligation to maintain, or the occurrence of a Liquidity Event, which is defined as an Exchange Listing or Sale Transaction. When we make quarterly repurchase offers pursuant to the share repurchase program, we will offer to repurchase Common Shares at a price that is estimated to be equal to our NAV per share on the last day of such quarter, which may be lower than the price that you paid for our Common Shares. As a result, to the extent you paid a price that includes the related sales load and to the extent you have the ability to sell your Common Shares pursuant to our share repurchase program, the price at which you may sell Common Shares may be lower than the amount you paid in connection with the purchase of Common Shares in this offering.

The Company’s Financial Condition, Results of Operations and Cash Flows Will Depend on Its Ability to Manage Its Business Effectively. The Company’s ability to achieve its investment objectives will depend on its ability to manage its business and to grow its investments and earnings. This will depend, in turn, on the Investment Team’s ability to identify, invest in and monitor portfolio companies that meet the Company’s investment criteria. The achievement of the Company’s investment objectives on a cost-effective basis will depend upon the Investment Team’s execution of its investment process, its ability to provide competent, attentive and efficient services to the Company and, to a lesser extent, the Company’s access to financing on acceptable terms. Any failure to manage the Company’s business and its future growth effectively could have a material adverse effect on its business, financial condition, results of operations and cash flows.

The Investment Team may, from time to time, be required to provide managerial assistance to the portfolio companies, which may impact investment activities of the Company. The Investment Team will have substantial responsibilities in connection with the management of other investment funds, accounts and investment vehicles. The Investment Team may be called upon to provide managerial assistance to the Company’s portfolio companies. These activities may distract them from sourcing new investment opportunities for the Company or slow the Company’s rate of investment.

There Are Significant Potential Conflicts of Interest That Could Negatively Affect the Company’s Investment Returns. The members of the Advisor’s investment committee serve, or may serve, as officers, directors, members, or principals of entities that operate in the same or a related line of business as the Company, or of investment funds, accounts, or investment vehicles managed by the Advisor. Similarly, the Advisor and its affiliates may have other clients with similar, different or competing investment objectives. In serving in these multiple capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in the best interests of the Company or its shareholders.

In addition, there may be times when the Advisor, the members of its investment committee or its other investment professionals have interests that differ from those of the Company’s shareholders, giving rise to a conflict of interest. Although the Advisor will endeavor to handle these investment and other decisions in a fair and equitable manner, the Company and its shareholders could be adversely affected by these decisions. Moreover, given the subjective nature of the investment and other decisions made by the Advisor on the Company’s behalf, the Company is unable to monitor these potential conflicts of interest between the Company and the Advisor; however, the Board, including the Independent Trustees, will review conflicts of interest in connection with its review of the performance of the Advisor. As a BDC, the Company may also be prohibited under the 1940 Act from knowingly participating in certain transactions with its affiliates, including the Company’s officers, trustees, investment adviser, principal underwriters and certain of their affiliates, without the prior approval of the members of board of trustees who are not interested persons and, in some cases, prior approval by the SEC through an exemptive order (other than pursuant to current regulatory guidance).

The Company’s Management and Incentive Fees May Induce the Advisor to Incur Additional Leverage. Generally, the management and incentive fees payable by the Company to the Advisor may create an incentive for the Advisor to use the additional available leverage. For example, the fact that the Base Management Fee that the Company will pay to the Advisor is payable based upon the Company’s gross assets (which includes any borrowings for investment purposes) may encourage the Advisor to use leverage to make additional investments. Such a practice could result in the Company investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during cyclical economic downturns. Under certain circumstances, the use of additional leverage may increase the likelihood of the Company’s default on its borrowings, which would disfavor holders of the Common Shares.

In addition, because the Incentive Fee on net investment income is calculated as a percentage of the Company’s net assets subject to a hurdle, having additional leverage available may encourage the Advisor to use leverage to increase the leveraged return on the Company’s investment portfolio. To the extent additional leverage is available at favorable rates, the Advisor could use leverage to increase the size of the Company’s investment portfolio to generate additional income, which may make it easier to meet the incentive fee hurdle.

The Board is charged with protecting the Company’s interests by monitoring how the Advisor addresses these and other conflicts of interests associated with its management services and compensation. While the Board is not expected to review or approve each investment decision, borrowing or incurrence of leverage, the Independent Trustees will periodically review the Advisor’s services and fees as well as its portfolio management decisions and portfolio performance. In connection with these reviews, the Independent Trustees will consider whether the Company’s fees and expenses (including those related to leverage) remain appropriate.

The Company’s Incentive Fee May Induce the Advisor to Make Speculative Investments. The Company pays the Advisor an incentive fee based, in part, upon net capital gains realized on the Company’s investments. Unlike that portion of the incentive fee based on income, there is no hurdle rate applicable to the portion of the incentive fee based on net capital gains. Additionally, under the incentive fee structure, the Advisor may benefit when capital gains are recognized and, because the Advisor will determine when to sell a holding, the Advisor will control the timing of the recognition of such capital gains. As a result, the Advisor may have a tendency to invest more capital in investments that are likely to result in capital gains as compared to income producing securities. Such a practice could result in the Company investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns.

Shareholders Have No Right to Control the Company’s Operations.  The Company is managed exclusively by the Advisor.  Shareholders will not make decisions with respect to the management, disposition or other realization of any investment, the day-to-day operations of the Company, or any other decisions regarding the Company’s business and affairs, except for limited circumstances.  Specifically, shareholders will not have an opportunity to evaluate for themselves the relevant economic, financial and other information regarding investments by the Company or receive any financial information issued directly by the portfolio companies that is available to the Advisor.  Shareholders should expect to rely solely on the ability of the Advisor with respect to the Company’s operations.

The Company’s Assets are Subject to Recourse.  The assets of the Company, including any investments made by and any capital held by the Company are available to satisfy all liabilities and other obligations of the Company, as applicable.  If the Company becomes subject to a liability, parties seeking to have the liability satisfied may have recourse to the Company’s assets generally and may not be limited to any particular asset, such as the investment giving rise to the liability.

The Company Borrows Money, Which Magnifies the Potential for Gain or Loss on Amounts and May Increase the Risk of Investing With Us.  Borrowings, also known as leverage, magnify the potential for gain or loss on amounts invested and, therefore, increase the risks associated with investing in our securities. We currently borrow under credit facilities and have issued or assumed other senior securities, including unsecured notes, and in the future may borrow from, or issue additional senior securities to, banks, insurance companies, funds, institutional investors and other lenders and investors. Lenders and holders of such senior securities have fixed dollar claims on our consolidated assets that are superior to the claims of our common shareholders or any preferred shareholders. If the value of our consolidated assets increases, then leveraging would cause the net asset value per share of our Common Shares to increase more sharply than it would have had we not incurred leverage.

Conversely, if the value of our consolidated assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not incurred leverage. Similarly, any increase in our consolidated income in excess of consolidated interest payable on the borrowed funds would cause our net income to increase more than it would had we not incurred leverage, while any decrease in our consolidated income would cause net income to decline more sharply than it would have had we not incurred leverage. Such a decline could negatively affect our ability to make distribution payments on our Common Shares. There can be no assurance that a leveraging strategy will be successful.

On April 20, 2023, KLCC SPV GS1 LLC, a Delaware limited liability company and a subsidiary of the Company, entered into a credit agreement with Goldman Sachs Bank USA, as syndication agent and administrative agent, and State Street Bank and Trust Company, as collateral agent, collateral custodian, and collateral administrator, with a maximum principal amount of $300 million, which can be drawn in U.S. dollars subject to certain conditions (the “Credit Agreement”).

For more information on our indebtedness, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations-Financial Condition—Liquidity and Capital Resources.” Our ability to service our debt depends largely on our financial performance and is subject to prevailing economic conditions and competitive pressures. The amount of leverage that we employ at any particular time will depend on our Advisor’s and our Board’s assessments of market and other factors at the time of any proposed borrowing. We are currently allowed to borrow amounts such that our asset coverage, as calculated pursuant to the 1940 Act, equals at least 150% after such borrowing (i.e., we are able to borrow up to two dollars for every dollar we have in assets less all liabilities and indebtedness not represented by senior securities issued by us).

Provisions of any Other Borrowing Facility May Limit the Company’s Discretion in Operating Its Business. Any borrowing facility may be backed by all or a portion of the Company’s loans and securities on which the lenders may have a security interest. The Company may pledge up to 100% of its assets and may grant a security interest in all of its assets under the terms of any debt instrument it enters into with lenders. The Company expects that any security interests it grants will be set forth in a guarantee and security agreement and evidenced by the filing of financing statements by the agent for the lenders. In addition, the Company expects that the custodian for its securities serving as collateral for such loan would include in its electronic systems notices indicating the existence of such security interests and, following notice of occurrence of an event of default, if any, and during its continuance, will only accept transfer instructions with respect to any such securities from the lender or its designee. If the Company were to default under the terms of any debt instrument, the agent for the applicable lenders would be able to assume control of the timing of disposition of any or all of the Company’s assets securing such debt, which would have a material adverse effect on its business, financial condition, results of operations and cash flows.

In addition, any security interests as well as negative covenants under any borrowing facility may limit the Company’s ability to incur additional liens or debt and may make it difficult for it to restructure or refinance indebtedness at or prior to maturity or obtain additional debt or equity financing.

In addition, under any borrowing facility, the Company may be subject to limitations as to how borrowed funds may be used, which may include restrictions on geographic and industry concentrations, loan size, payment frequency and status, average life, collateral interests and investment ratings, as well as regulatory restrictions on leverage which may affect the amount of funding that may be obtained. There may also be certain requirements relating to portfolio performance, including required minimum portfolio yield and limitations on delinquencies and charge-offs, a violation of which could limit further advances and, in some cases, result in an event of default. Furthermore, the Company expects that the terms of any financing arrangement may contain a covenant requiring it to qualify and thereafter maintain compliance with RIC provisions at all times, subject to certain remedial provisions. Thus, a failure to maintain compliance with RIC provisions could result in an event of default under the financing arrangement. An event of default under any borrowing facility could result in an accelerated maturity date for all amounts outstanding thereunder, which could have a material adverse effect on the Company’s business and financial condition. This could reduce the Company’s revenues and, by delaying any cash payment allowed to it under any borrowing facility until the lenders have been paid in full, reduce the Company’s liquidity and cash flow and impair its ability to grow its business and maintain its qualification as a RIC.

The Company May in the Future Determine to Fund a Portion of Its Investments With Preferred Stock, Which Would Magnify the Potential for Gain or Loss and the Risks of Investing in the Company in the Same Way as Borrowings. Preferred stock, which is another form of leverage, has the same risks to the Company’s shareholders as borrowings because the dividends on any preferred stock the Company issues must be cumulative. Payment of such dividends and repayment of the liquidation preference of such preferred stock must take preference over any dividends or other payments to our common shareholders, and preferred shareholders are not subject to any of the Company’s expenses or losses and are not entitled to participate in any income or appreciation in excess of their stated preference.

There Can be No Assurance the Company Will be Able to Obtain Leverage.  The Company has and will continue to seek to regularly employ a significant amount of direct or indirect leverage in a variety of forms through borrowings, derivatives and other financial instruments as part of its investment program.  However, there can be no assurance that the Company will be able to obtain indebtedness at all or to the desired degree or that indebtedness will be accessible by the Company at any time or in connection with any particular investment.  If indebtedness is available to the Company, there can be no assurance that such indebtedness will be available in the desired amount or on terms favorable to the Company and/or terms comparable to terms obtained by competitors.  The terms of any indebtedness are expected to vary based on the counterparty, timing, size, market interest rates, other fees and costs, duration, advance rates, eligible investments, and the ability to borrow in currencies other than the U.S. dollar.  Moreover, market conditions or other factors may cause or permit the amount of leverage employed by the Company to fluctuate over the Company’s life.  Furthermore, the Company may seek to obtain indebtedness on an investment-by-investment basis, and leverage may not be available or may be available on less desirable terms in connection with particular investments.  The instruments and borrowing utilized by the Company to leverage its investments may be collateralized by other assets of the Company.

The Company has incurred and expects in the future that it will continue to incur indebtedness collateralized by the Company’s assets. As a BDC, with certain limited exceptions, the Company will only be permitted to borrow amounts such that the Company’s asset coverage ratio, as defined in the 1940 Act, equals at least 150% (equivalent to $2 of debt outstanding for each $1 of equity) after such borrowing.  If the Company is unable to obtain and maintain the desired amount of borrowings on favorable terms, the Advisor may seek to realize the Company’s investments earlier than originally expected.

The Company is Subject to Risks Relating to the Availability of Asset-Based Leverage. The Company expects to utilize asset-based leverage in acquiring investments on a deal-by-deal basis. However, there can be no assurance that the Company will be able to obtain indebtedness with respect to any particular investment.  If indebtedness is available in connection with a particular investment, there can be no assurance that such indebtedness will be on terms favorable to the Company and/or terms comparable to terms obtained by competitors, including with respect to costs, duration, size, advance rates and interest rates.  Moreover, market conditions or other factors may cause or permit the amount of leverage employed by the Company to fluctuate over its life.  For example, if leverage is obtained later in the Company’s life, the Company may immediately deploy such leverage in order to achieve the desired borrowing ratio, which may involve making distributions of borrowed funds.  If the Company is unable to, or not expected to be able to, obtain indebtedness in connection with a particular investment, the Company may determine not to make the investment or may invest a different proportion of its available capital in such investment.  This may affect the ability of the Company to make investments, could adversely affect the returns of the Company and may impair its ability to achieve its investment objective.  In addition, the lender may impose certain diversification or other requirements in connection with asset-based leverage, and these restrictions are expected to impact the ability of the Company to participate in certain investments or the amount of the Company’s participation in certain investments.

The Company is Subject to Risks Relating to Use of Leverage.  The Company has sought and will continue to seek to employ direct or indirect leverage in a variety of forms, including through borrowings, derivatives, and other financial instruments as part of its investment program, which leverage has been and is expected to be secured by the Company’s assets. The greater the total leverage of the Company relative to its assets, the greater the risk of loss and possibility of gain due to changes in the values of its investments.  The extent to which the Company uses leverage may have other significant consequences to shareholders, including, the following: (i) greater fluctuations in the net assets of the Company; (ii) use of cash flow (including capital contributions) for debt service and related costs and expenses, rather than for additional investments, distributions, or other purposes; (iii) to the extent that the Company’s cash proceeds are required to meet principal payments, the shareholders may be allocated income (and therefore incur tax liability) in excess of cash available for distribution; (iv) in certain circumstances the Company may be required to harvest investments prematurely or in unfavorable market conditions to service its debt obligations, and in such circumstances the recovery the Company receives from such harvests may be significantly diminished as compared to the Company’s expected return on such investments; (v) limitation on the Company’s flexibility to make distributions to shareholders or result in the sale of assets that are pledged to secure the indebtedness; (vi) increased interest expense if interest rate levels were to increase significantly; (vii) during the term of any borrowing, the Company’s returns may be materially reduced by increased costs attributable to regulatory changes; and (viii) banks and dealers that provide financing to the Company may apply discretionary margin, haircut, financing and collateral valuation policies.  Changes by banks and dealers in any of the foregoing may result in large margin calls, loss of financing and forced liquidations of positions at disadvantageous prices.  There can also be no assurance that the Company will have sufficient cash flow or be able to liquidate sufficient assets to meet its debt service obligations.  As a result, the Company’s exposure to losses, including a potential loss of principal, as a result of which shareholders could potentially lose all or a portion of their investments in the Company, may be increased due to the use of leverage and the illiquidity of the investments generally.  Similar risks and consequences apply with respect to indebtedness related to a particular asset or portfolio of assets.

To the extent that the Company enters into multiple financing arrangements, such arrangements may contain cross-default provisions that could magnify the effect of a default.  If a cross-default provision were exercised, this could result in a substantial loss for the Company.

As a BDC, we generally are required to meet a coverage ratio of total assets to total borrowings and other senior securities, which include all of our borrowings and any preferred shares that we may issue in the future, of at least 150%. As defined in the 1940 Act, asset coverage of 150% means that for every $100 of net assets we hold, we may raise $200 from borrowing and issuing senior securities. In addition, while any senior securities remain outstanding, we are required to make provisions to prohibit any distribution to our shareholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. If this ratio were to fall below 150%, we could not incur additional debt and could be required to sell a portion of our investments to repay some debt when it is disadvantageous to do so. This could have a material adverse effect on our operations and investment activities. Moreover, our ability to make distributions to you may be significantly restricted or we may not be able to make any such distributions whatsoever. The amount of leverage that we employ is subject to oversight by our Board, a majority of whom are Independent Trustees with no material interests in such transactions.

Although borrowings by the Company have the potential to enhance overall returns that exceed the Company’s cost of funds, they will further diminish returns (or increase losses on capital) to the extent overall returns are less than the Company’s cost of funds. In addition, borrowings by the Company may be secured by the shareholders’ investments as well as by the Company’s assets and the documentation relating to such borrowing may provide that during the continuance of a default under such borrowing, the interests of the investors may be subordinated to such borrowing.

The Company is Subject to Risks Relating to Seller Financing.  The Company may utilize seller financing (i.e., make investments that are financed, in whole or in part, by the Company borrowing from the sellers of said investments or their affiliates) and other one-off financing solutions on a case-by-case basis.  Providers of seller financing may be motivated to sell a particular asset, and may be willing to provide a prospective purchaser of such asset with more favorable pricing and/or greater amounts of leverage than would otherwise be the case if such purchaser sought financing from unrelated, third-party providers of leverage.  To the extent that the Company is able to obtain seller financing in connection with a particular investment, the Company may seek to employ more leverage than would otherwise be the case in the absence of such seller financing.  While the Company’s use of seller financing could increase the potential return to shareholders to the extent that there are gains associated with such investment, such use of seller financing will increase risks associated with the use of leverage generally, including the risks associated with such investment and the exposure of such investment to adverse economic factors such as deteriorations in overall conditions in the economy or in the condition of the particular issuer.

The Company is Subject to Risks Relating to Insurance.  The Company purchased and maintains insurance policies, which include coverage in respect of the Company and certain other indemnified persons. The premiums for the insurance policies are borne by the Company, and the insurance policies have overall caps on coverage. To the extent an insurable event results in claims in excess of such a cap, the Company may not achieve a full recovery. Similarly, insurable events may occur sequentially in time while subject to a single overall cap. To the extent insurance proceeds for one such event are applied towards a cap and the Company experiences an insurable loss after such event, the Company’s receipts from such insurance policy may also be diminished. Insurance policies covering the Company may provide insurance coverage to indemnified persons for conduct that would not be covered by indemnification. In addition, the Company may need to initiate litigation in order to collect from an insurance provider, which may be lengthy and expensive for the Company and which ultimately may not result in a financial award.

The Company is Subject to Risks Relating to Indemnification.  The Company is required to indemnify the Advisor, the members of the Board and each other person indemnified under the Declaration of Trust and the Bylaws of the Company (as amended or restated from time to time, the “Bylaws”) for liabilities incurred in connection with the Declaration of Trust, the Bylaws, the Advisory Agreement and the Company’s activities, except in certain circumstances. Subject to the limits on indemnification under Section 17(h) of the 1940 Act, the Declaration of Trust provides that the Company shall not indemnify such persons to the extent liability and losses are the result of, negligence or misconduct in the case of an Interested Trustee, officer, employee, controlling person or agent of the Company, or gross negligence or willful misconduct in the case of an Independent Trustee. Subject to the limits on indemnification under Section 17(i) of the 1940 Act, the Advisory Agreement provides that the Advisor shall not be protected against any liability to the Company or its shareholders by reason of willful misfeasance, bad faith or gross negligence on the Advisor’s part in the performance of its duties or by reason of the reckless disregard of its duties and obligations. The Company also indemnifies certain service providers, including the Administrator and the Company’s auditors, as well as consultants and sourcing, operating and joint venture partners.  Such liabilities may be material and may have an adverse effect on the returns to the shareholders.  The indemnification obligation of the Company would be payable from the assets of the Company. The application of the indemnification and exculpation standards may result in shareholders bearing a broader indemnification obligation in certain cases than they would in the absence of such standards. As a result of these considerations, even though such provisions will not act as a waiver on the part of any investor of any of its rights which are not permitted to be waived under applicable law, the Company may bear significant financial losses even where such losses were caused by the negligence or other conduct of such indemnified persons.

The Company is Not Registered as an Investment Company Under the 1940 Act.  While the Company is not registered as an investment company under the 1940 Act, it is subject to regulation as a BDC under the 1940 Act and is required to adhere to the provisions of the 1940 Act applicable to BDCs.  The Common Shares have not been recommended by any U.S. federal or state, or any non-U.S., securities commission or regulatory authority.  Furthermore, the foregoing authorities have not confirmed the accuracy or determined the adequacy of this registration statement.  Any representation to the contrary is a criminal offense.

The Company is Subject to Risks Relating to Portfolio Valuation.  The Advisor, subject at all times to the oversight of the Board, determines the valuation of the Company’s investments.  It is expected that the Advisor will have a limited ability to obtain accurate market quotations for purposes of valuing most of the Company’s investments, which may require the Advisor to estimate, in accordance with valuation policies established by the Board, the value of the Company’s debt and other investments on a valuation date. Further, because of the overall size and concentrations in particular markets, the maturities of positions that may be held by the Company from time to time and other factors, the liquidation values of the Company’s investments may differ significantly from the interim valuations of these investments derived from the valuation methods described herein. If the Advisor’s valuation should prove to be incorrect, the stated value of the Company’s investments could be adversely affected. Absent bad faith or manifest error, valuation determinations of the Advisor will be conclusive and binding on the shareholders.

Valuation of the types of assets in which the Company invests are inherently subjective.  In addition, the Advisor may have an interest in determining higher valuations in order to be able to present better performance to prospective investors.  In certain cases, the Company may hold an investment in an issuer experiencing distress or going through bankruptcy.  In such a situation, the Advisor may continue to place a favorable valuation on such investment due to the Advisor’s determination that the investment is sufficiently secured despite the distressed state or bankruptcy of the issuer.  However, no assurances can be given that this assumption is justified or that such valuations will be accurate in the long term.  In addition, an investment in a portfolio company may not be permanently written-off or permanently written down despite its distressed state or covenant breach until such portfolio company experiences a material corporate event (e.g., bankruptcy or partial sale) which establishes an objective basis for such revised valuation.  In these circumstances, the Advisor has an interest in delaying any such write-offs or write-downs to maintain a higher management fee base and thus, management fees paid to the Advisor.

In addition, the Advisor relies on third-party valuation agents to verify the value of certain investments. An investment may not have a readily ascertainable market value and accordingly, could potentially make it difficult to determine a fair value of an investment and may yield an inaccurate valuation.  Further, because of the Advisor’s knowledge of the investment, the valuation agent may defer to the Advisor’s valuation even where such valuation may not be accurate or the determination thereof involved a conflict of interest.  An inaccurate valuation of one or more investments could have a substantial impact on the Company.

The Company is Subject to Risks Relating to Rights Against Third Parties, Including Third-Party Service Providers.  The Company is reliant on the performance of third-party service providers, including Kennedy Lewis Capital Holdings (in its capacity as the Advisor), Kennedy Lewis Management (in its capacity as the Administrator), auditors, legal advisors, lenders, bankers, brokers, consultants, sourcing, operating and joint venture partners and other service providers (collectively, “Service Providers”).  Further information regarding the duties and roles of certain of these Service Providers is provided in this registration statement and the Company’s other publicly available reports.  The Company may bear the risk of any errors or omissions by such Service Providers.  In addition, misconduct by such Service Providers may result in reputational damage, litigation, business disruption and/or financial losses to the Company.  Each shareholder’s contractual relationship in respect of its investment in Common Shares of the Company is with the Company only and shareholders are not in contractual privity with the Service Providers.  Therefore, generally, no shareholder will have any contractual claim against any Service Provider with respect to such Service Provider’s default or breach.  Accordingly, shareholders must generally rely upon the Advisor and/or Administrator to enforce the Company’s rights against Service Providers.  In certain circumstances, which are generally not expected to prevail, shareholders may have limited rights to enforce the Company’s rights on a derivative basis or may have rights against Service Providers if they can establish that such Service Providers owe duties to the shareholders.  In addition, shareholders will have no right to participate in the day-to-day operation of the Company and decisions regarding the selection of Service Providers.  Rather, the Advisor and/or Administrator will select the Company’s Service Providers and determine the retention and compensation of such providers without the review by or consent of the shareholders.  The shareholders must therefore rely on the ability of the Advisor and/or Administrator to select and compensate Service Providers and to make investments and manage and dispose of investments.

The Company is Subject to Risks Relating to Consultation with Sourcing and Operating Partners.  In certain circumstances, sourcing and operating partners may be aware of and consulted in advance in relation to certain investments made by the Company.  While sourcing and operating partners will be subject to confidentiality obligations, they are not restricted from engaging in any activities or businesses that may be similar to the business of the Company or competitive with the Company.  In particular, sourcing and operating partners may use information available to them as sourcing and operating partners of the Advisor in a manner that conflicts with the interests of the Company.  Except in limited circumstances, the sourcing and operating partners are generally not obligated to account to the Advisor for any profits or income earned or derived from their activities or businesses or inform the Advisor of any business opportunity that may be appropriate for the Company.

The Company is Subject to Risks Relating to the Timing of Realization of Investments.  The Advisor, in its discretion, may seek to realize the Company’s investments earlier than originally expected, which may be accomplished through one or more transactions, including, to the extent permitted by applicable law, transactions with another investment fund or account sponsored or managed by Kennedy Lewis (collectively “Other Kennedy Lewis Investors”), which will be for a price equal to the fair value of such investment.  The value of such investment, subject to approval by the Board, will be determined by the Advisor and verified by one or more third-party valuation agents.  The Advisor may seek such realizations in order to support the Company’s target risk/return profile with respect to the Company’s unrealized investments, taking into account such factors as the Company’s expense ratio relative to such assets and the availability of, or repayment obligations with respect to, any credit facilities.

The Company May be Required to Disclose Information Regarding Shareholders.  The Company, the Advisor or their respective affiliates, Service Providers, or agents may from time to time be required or may, in their discretion, determine that it is advisable to disclose certain information about the Company and the shareholders, including investments held directly or indirectly by the Company and the names and level of beneficial ownership of certain of the shareholders, to regulatory or taxing authorities of certain jurisdictions, which have or assert jurisdiction over the disclosing party or in which the Company directly or indirectly invests.  Disclosure of confidential information under such circumstances will not be regarded as a breach of any duty of confidentiality and, in certain circumstances, the Company, the Advisor or any of their affiliates, Service Providers or agents, may be prohibited from disclosing to any shareholder that any such disclosure has been made.

The Company is Subject to Operational Risks.  The Company is subject to operational risk, including the possibility that errors may be made by the Advisor or its affiliates and Service Providers in certain transactions, calculations or valuations on behalf of, or otherwise relating to, the Company. Shareholders may not be notified of the occurrence of an error or the resolution of any error.  Generally, the Advisor, its affiliates and Service Providers will not be held accountable for such errors, and the Company may bear losses resulting from such errors, so long as such errors were not the result of negligence or misconduct.

The Company is Subject to Risks Relating to Exposure to Material Non-Public Information. The senior investment professionals and other Investment Team members of Advisor may serve as directors of, or in a similar capacity with, portfolio companies in which the Company invests, or other Kennedy Lewis’ funds, the securities of which are purchased or sold on the Company’s behalf. Additionally, senior investment professionals and other Investment Team members of the Advisor may receive material non-public information in connection with investments the Advisor is considering for the Company, as well as those we are considering for other for other funds. In the event that material nonpublic information is obtained with respect to such companies, or the Company become subject to trading restrictions under the internal trading policies of those companies or as a result of applicable law or regulations, the Company could be prohibited for a period of time from purchasing or selling the securities of such companies, and this prohibition may have an adverse effect on the Company.

The Company is Subject to Risks Relating to Technology Systems.  The Company depends on the Advisor to develop and implement appropriate systems for its activities.  The Company may rely on computer programs to evaluate certain securities and other investments, to monitor their portfolios, to trade, clear and settle securities transactions and to generate asset, risk management and other reports that are utilized in the oversight of the Company’s activities.  In addition, certain of the Company’s and the Advisor’s operations interface with or depend on systems operated by third parties, including loan servicers, custodians and administrators, and the Advisor may not always be in a position to verify the risks or reliability of such third-party systems.  For example, the Company and the Advisor generally expect to provide statements, reports, notices, updates, requests and any other communications in electronic form, such as e-mail or posting on a web-based reporting site or other internet service, in lieu of or in addition to sending such communications as hard copies via fax or mail.  These programs or systems may be subject to certain defects, failures or interruptions, including, but not limited to, those caused by ‘hacking’ or other security breaches, computer ‘worms,’ viruses and power failures.  Such failures could cause settlement of trades to fail, lead to inaccurate accounting, recording or processing of trades and cause inaccurate reports, which may affect the Company’s ability to monitor its investment portfolio and its risks.  Any such defect or failure could cause the Company to suffer financial loss, disruption of its business, liability to clients or third parties, regulatory intervention or reputational damage.

The Company is Subject to Risks Relating to Cybersecurity.  The Company, the Advisor and their Service Providers are subject to risks associated with a breach in cybersecurity.  Cybersecurity is a generic term used to describe the technology, processes and practices designed to protect networks, systems, computers, programs and data from both intentional cyber-attacks and hacking by other computer users as well as unintentional damage or interruption that, in either case, can result in damage and disruption to hardware and software systems, loss or corruption of data and/or misappropriation of confidential information.  For example, information and technology systems are vulnerable to damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches, usage errors by their respective professionals, power outages and catastrophic events such as fires, tornadoes, floods, hurricanes and earthquakes.  Such damage or interruptions to information technology systems may cause losses to a shareholder by interfering with the processing of investor transactions, affecting the Company’s ability to calculate net asset value or impeding or sabotaging the investment process.  The Company may also incur substantial costs as the result of a cybersecurity breach, including those associated with forensic analysis of the origin and scope of the breach, increased and upgraded cybersecurity, identity theft, unauthorized use of proprietary information, litigation, adverse investor reaction, the dissemination of confidential and proprietary information and reputational damage.  Any such breach could expose the Company and the Advisor to civil liability as well as regulatory inquiry and/or action (and the Advisor may be indemnified by the Company in connection with any such liability, inquiry or action).  In addition, any such breach could cause substantial withdrawals from the Company.  Shareholders could also be exposed to losses resulting from unauthorized use of their personal information.

Moreover, the increased use of mobile and cloud technologies due to the proliferation of remote work could heighten these and other operational risks as certain aspects of the security of such technologies may be complex and unpredictable.  Reliance on mobile or cloud technology or any failure by mobile technology and cloud service providers to adequately safeguard their systems and prevent cyber-attacks could disrupt our operations, the operations of a portfolio company or the operations of our or their service providers and result in misappropriation, corruption or loss of personal, confidential or proprietary information or the inability to conduct ordinary business operations.  In addition, there is a risk that encryption and other protective measures may be circumvented, particularly to the extent that new computing technologies increase the speed and computing power available.  Extended periods of remote working, whether by us, our portfolio companies, or our service providers, could strain technology resources, introduce operational risks and otherwise heighten the risks described above.  Remote working environments may be less secure and more susceptible to hacking attacks, including phishing and social engineering attempts.  Accordingly, the risks described above are heightened under the current conditions.

While the Advisor has implemented various measures to manage risks associated with cybersecurity breaches, including establishing a business continuity plan and systems designed to prevent cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks (including any ongoing breaches) have not been identified.  Similar types of cybersecurity risks also are present for portfolio companies in which the Company invests, which could affect their business and financial performance, resulting in material adverse consequences for such issuers, and causing the Company’s investments in such portfolio companies to lose value.

In addition, cybersecurity has become a top priority for global lawmakers and regulators around the world, and some jurisdictions have proposed or enacted laws requiring companies to notify regulators and individuals of data security breaches involving certain types of personal data.  Compliance with such laws and regulations may result in cost increases due to system changes and the development of new administrative processes.  If the Company or the Advisor or certain of their affiliates, fail to comply with the relevant and increasing laws and regulations, the Company could suffer financial losses, a disruption of our businesses, liability to investors, regulatory intervention or reputational damage.

The Company is Subject to Risks Associated with Sourcing, Operating or Joint Venture Partners.  Kennedy Lewis has historically, and expects in the future to, work with sourcing, operating and/or joint venture partners, including with respect to particular types of investments or particular sectors or regions.  These arrangements may be structured as joint ventures or contractual service provider relationships.  Shareholders should be aware that sourcing, operating and joint venture partners are not expected to owe any fiduciary duties to the Company or the shareholders.

The Company may pay retainers, closing, monitoring, performance or other fees to sourcing, operating and joint venture partners.  Such retainer fees may be netted against a closing fee, if applicable, in connection with the related investment.  However, if no such investment is consummated, the Company will bear any retainer amounts as an expense.  In addition, to the extent the compensation of a sourcing, operating or joint venture partner is based on the performance of the relevant investments, the sourcing, operating or joint venture partner may have an incentive to seek riskier investments than it would have under a different compensation structure.  In this regard, a sourcing, operating or joint venture partner may receive incentive compensation at the expense of the Company.  The expenses of sourcing, operating and joint venture partners may be substantial.  In certain circumstances, the Company or a portfolio company in which the Company invests may pay fees to sourcing, operating and/or joint venture partners in consideration for services, including where the Advisor may have otherwise provided those services without charge.  In other circumstances, sourcing, operating and/or joint venture partners may receive certain third-party fees (such as upfront fees, commitment fees, origination fees, amendment fees, ticking fees and break-up fees as well as prepayment premiums) in respect of an investment, and no such fees will offset or otherwise reduce the management fee payable by shareholders.  The existence of such fees may result in the Company paying fees twice, once to the Advisor in the form of management fees and once to the sourcing, operating or joint venture partners to service or manage the same assets.

Sourcing, operating and/or joint venture partners may invest in the Company. Joint venture investments involve various risks, including the risk that the Company will not be able to implement investment decisions or exit strategies because of limitations on the Company’s control under applicable agreements with joint venture partners, the risk that a joint venture partner may become bankrupt or may at any time have economic or business interests or goals that are inconsistent with those of the Company, the risk that a joint venture partner may be in a position to take action contrary to the Company’s objectives, the risk of liability based upon the actions of a joint venture partner and the risk of disputes or litigation with such partner and the inability to enforce fully all rights (or the incurrence of additional risk in connection with enforcement of rights) one partner may have against the other, including in connection with foreclosure on partner loans, because of risks arising under applicable law, and tax and regulatory risks related to the joint venture’s structure, which may adversely affect the Company’s pre-tax returns.  In addition, the Company may, in certain cases, be liable for actions of its joint venture partners. The joint ventures in which we participate may sometimes be allocated investment opportunities that might have otherwise gone entirely to the Company, which may reduce our return on equity.  Additionally, our joint venture investments may be held on an unconsolidated basis and at times may be highly leveraged.  Such leverage would not count toward the investment limits imposed on us by the 1940 Act.

The Company is Subject to Risks Relating to Electronic Delivery of Certain Documents.  Unless a shareholder opts out, shareholders will be deemed to consent to electronic delivery or posting to the transfer agent’s website or other service of: (i) certain closing documents such as the Declaration of Trust, the Bylaws and the Subscription Agreements; (ii) any notices or communications required or contemplated to be delivered to the shareholders by the Company, the Advisor, or any of their respective affiliates, pursuant to applicable law or regulation; (iii) certain tax-related information and documents; and (iv) notices, requests, demands, consents or other communications and any financial statements, reports, schedules, certificates or opinions required to be provided to the shareholders under any agreements.  There are certain costs and possible risks associated with electronic delivery.  Moreover, the Advisor cannot provide any assurance that these communication methods are secure and will not be responsible for any computer viruses, problems or malfunctions resulting from the use of such communication methods.  See “The Company is Subject to Risks Relating to Technology Systems” and “–The Company is Subject to Risks Relating to Cybersecurity” above.

The Company is Subject to Risks Relating to Handling of Mail.  Mail addressed to the Company and received at its registered office will be forwarded unopened to the forwarding address supplied by the Company to be processed.  None of the Company, the Advisor or any of their trustees, officers, advisors or Service Providers will bear any responsibility for any delay howsoever caused in mail reaching the forwarding address.

The Company is Subject to General Credit Risks. The Company may be exposed to losses resulting from default and foreclosure of any such loans or interests in loans in which it has invested. Therefore, the value of underlying collateral, the creditworthiness of borrowers and the priority of liens are each of great importance in determining the value of the Company’s investments. In the event of foreclosure, the Company or an affiliate thereof may assume direct ownership of any assets collateralizing such foreclosed loans. The liquidation proceeds upon the sale of such assets may not satisfy the entire outstanding balance of principal and interest on such foreclosed loans, resulting in a loss to the Company. Any costs or delays involved in the effectuation of loan foreclosures or liquidation of the assets collateralizing such foreclosed loans will further reduce proceeds associated therewith and, consequently, increase possible losses to the Company. In addition, no assurances can be made that borrowers or third parties will not assert claims in connection with foreclosure proceedings or otherwise, or that such claims will not interfere with the enforcement of the Company’s rights.

The Prices of the Company’s Investments Can be Volatile. The prices of the Company’s investments can be volatile. In addition, price movements may also be influenced by, among other things, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and national and international political and economic events and policies. In addition, governments from time to time intervene in certain markets. Such intervention often is intended directly to influence prices and may cause or contribute to rapid fluctuations in asset prices, which may adversely affect the Company’s returns.

The Company is Subject to Risks Relating to Syndication and/or Transfer of Investments. The Company may originate and/or purchase certain debt assets, including ancillary equity assets (“Assets”). The Company may also purchase certain Assets (including, participation interests or other indirect economic interests) that have been originated by other affiliated or unaffiliated parties and/or trading on the secondary market. The Company may, in certain circumstances, originate or purchase such Assets with the intent of syndicating and/or otherwise transferring a significant portion thereof. In such instances, the Company will bear the risk of any decline in value prior to such syndication and/or other transfer. In addition, the Company will also bear the risk of any inability to syndicate or otherwise transfer such Assets or such amount thereof as originally intended, which could result in the Company owning a greater interest therein than anticipated.

Kennedy Lewis has formed KLCC SPV GS1 LLC, a Delaware limited liability company and a wholly owned subsidiary of the Company (“SPV I”), for the purpose of entering into a credit agreement with Goldman Sachs Bank USA, and may in the future form additional wholly owned and/or “controlled” (as defined in Section 2(a)(9) of the 1940 Act) subsidiaries (together with SPV I, a “Subsidiary”). The Company complies with the provisions of the 1940 Act governing capital structure and leverage in respect of each Subsidiary (i.e., any borrowings of SPV I are considered borrowings of the Company for purposes of complying with the asset coverage requirements under the 1940 Act) and will comply with such requirements in respect of any newly formed Subsidiary. In addition, any such Subsidiary complies (or will comply) with the 1940 Act provisions related to affiliated transactions.

The Company May Need to Raise Additional Capital. The Company may need additional capital to fund new investments and grow its portfolio of investments once it has fully invested the net proceeds of this offering. Unfavorable economic conditions could increase the Company’s funding costs or limit its access to the capital. A reduction in the availability of new capital could limit the Company’s ability to grow. In addition, the Company is required to distribute at least 90% of its net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, to investors to maintain its qualification as a RIC. As a result, these earnings will not be available to fund new investments. An inability on the Company’s part to access the capital successfully could limit its ability to grow its business and execute its business strategy fully and could decrease its earnings, if any, which would have an adverse effect on the value of its securities.

The Company is Subject to Counterparty Risks. To the extent that contracts for investment will be entered into between the Company and a market counterparty as principal (and not as agent), the Company is exposed to the risk that the market counterparty may, in an insolvency or similar event, be unable to meet its contractual obligations to the Company. The Company may have a limited number of potential counterparties for certain of its investments, which may significantly impair the Company’s ability to reduce its exposure to counterparty risk. In addition, difficulty reaching an agreement with any single counterparty could limit or eliminate the Company’s ability to execute such investments altogether. Because certain purchases, sales, hedging, financing arrangements and other instruments in which the Company will engage are not traded on an exchange but are instead traded between counterparties based on contractual relationships, the Company is subject to the risk that a counterparty will not perform its obligations under the related contracts. Although the Company intends to pursue its remedies under any such contracts, there can be no assurance that a counterparty will not default and that the Company will not sustain a loss on a transaction as a result.

The Company is Dependent on Key Personnel. The Company depends on the continued services of its Investment Team and other key management personnel. If the Company were to lose any of these officers or other management personnel, such a loss could result in operating inefficiencies and lost business opportunities, which could have a negative effect on the Company’s operating performance. Further, we do not intend to separately maintain key person life insurance on any of these individuals.

The Board May Make Certain Changes in the Company’s Investment Objectives, Operating Policies or Strategies Without Prior Notice or Investor Approval.  The Company’s Board has the authority to modify or waive certain of the Company’s operating policies and strategies without prior notice (except as required by the 1940 Act) and without investor approval. However, absent investor approval, the Company may not change the nature of its business so as to cease to be, or withdraw its election as, a BDC.

Under Delaware law, the Company also cannot be dissolved without prior investor approval. The Company cannot predict the effect any changes to its current operating policies and strategies would have on its business, operating results and value of its shares. Nevertheless, the effects may adversely affect the Company’s business and impact its ability to make distributions.

The Board May Make Certain Changes to the Company’s Declaration of Trust Without Prior Investor Approval.  Our Board may, without shareholder vote, subject to certain exceptions, amend or otherwise supplement the Declaration of Trust by making an amendment, a Declaration of Trust supplemental thereto or an amended and restated Declaration of Trust, including without limitation to classify the Board, to impose advance notice bylaw provisions for Trustee nominations or for shareholder proposals, to require super-  majority approval of transactions with significant shareholders or other provisions that may be characterized as anti-takeover in nature.

The Company is Subject to Risks Relating to Allocation of Investment Opportunities and Related Conflicts.  The Company generally is prohibited under the 1940 Act from participating in certain transactions with its affiliates without prior approval of the Independent Trustees and, in some cases, the SEC. Any person that owns, directly or indirectly, 5% or more of the Company’s outstanding voting securities is an affiliate of the Company for purposes of the 1940 Act, and the Company generally is prohibited from buying or selling any security from or to such affiliate, absent the prior approval of the Independent Trustees. The 1940 Act also prohibits certain “joint” transactions with certain of the Company’s affiliates, which could include investments in the same issuers (whether at the same or different times), without prior approval of the Independent Trustees and, in some cases, the SEC. If a person acquires more than 25% of the Company’s voting securities, the Company will be prohibited from buying or selling any security from or to such person or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC. Similar restrictions limit the Company’s ability to transact business with the Company’s officers or Trustees or their affiliates. These prohibitions will affect the manner in which investment opportunities are allocated between the Company and other funds managed by Kennedy Lewis or its affiliates. Most importantly, the Company generally is prohibited from co-investing with Other Kennedy Lewis Investors or affiliates of the Advisor in Kennedy Lewis-originated loans and financings except for pursuant to the co-investment exemptive relief granted by the SEC (the “Order”) which delineates the requirements the Advisor must comply with for the Company to invest with Other Kennedy Lewis Investors.

Any such co-investments are subject to certain conditions, including that co-investments are made in a manner consistent with the Company’s investment objectives and strategies, certain Board Criteria, and the other applicable conditions of the Order. Under the terms of the relief, a “required majority” (as defined in Section 57(o) of the 1940 Act) of our Independent Trustees must reach certain conclusions in connection with a co-investment transaction, including that: (i) the terms of the proposed transaction are reasonable and fair to the Company and its shareholders and do not involve overreaching in respect of the Company or its shareholders on the part of any person concerned; and (ii) the transaction is consistent with the interests of the Company’s shareholders and is consistent with the Company’s then-current investment objectives and strategies.

As a result of the relief, there could be significant overlap in the Company’s investment portfolio and the investment portfolios of Other Kennedy Lewis Investors, including, in some cases, proprietary accounts of Kennedy Lewis. Because investments are allocated across multiple Kennedy Lewis Accounts, the Company will at times receive a lower allocation to an investment than desired; likewise, the Company may also be limited in the degree to which it is able to participate in selling opportunities that it may otherwise wish to due to allocations, including non-pro rata allocations, to Other Kennedy Lewis Investors. Because investments are allocated across multiple Kennedy Lewis Accounts, the Company will at times receive a lower allocation to an investment than desired; likewise, the Company may also be limited in the degree to which it is able to participate in selling opportunities that it may otherwise wish to due to allocations, including non-pro rata allocations, to Other Kennedy Lewis Investors.

If the Advisor identifies an investment and the Company is unable to rely on the co-investment relief for that particular opportunity, the Advisor will be required to determine which accounts should make the investment at the potential exclusion of other accounts. In such circumstances, the Advisor will adhere to its investment allocation policy in order to determine the account to which to allocate investment opportunities. Accordingly, it is possible that the Company may not be given the opportunity to participate in investments made by other accounts.

The Company is Subject to Risks Relating to Distributions.  The Company intends to pay quarterly distributions to shareholders out of assets legally available for distribution. The Company cannot guarantee that it will achieve investment results that will allow it to make a specified level of cash distributions or year-to-year increases in cash distributions. If the Company is unable to satisfy the asset coverage test applicable to it as a BDC, or if the Company violates certain debt financing agreements, its ability to pay distributions to shareholders could be limited. All distributions will be paid at the discretion of the Company’s Board and will depend on the Company’s earnings, financial condition, maintenance of RIC status, compliance with applicable BDC regulations, compliance with debt financing agreements and such other factors as the Board may deem relevant from time to time. The distributions the Company pays to investors in a year may exceed the Company’s taxable income for that year and, accordingly, a portion of such distributions may constitute a return of capital for U.S. federal income tax purposes.

Investors who periodically receive the payment of a distribution from a RIC consisting of a return of capital for U.S. federal income tax purposes may be under the impression that they are receiving a distribution of RIC’s net ordinary income or capital gains when they are not. Accordingly, investors should read carefully any written disclosure accompanying a distribution from the Company and the information about the specific tax characteristics of the Company’s distributions provided to investors after the end of each calendar year, and should not assume that the source of any distribution is the Company’s net ordinary income or capital gains.  To the extent that the Company’s distributions contain a return of capital, such distributions should not be considered the dividend yield or total return of an investment in the Common Shares. The amount treated as a tax-free return of capital will reduce a shareholder’s adjusted tax basis in the Common Shares, thereby increasing the shareholder’s potential taxable gain or reducing the potential taxable loss on the sale of Common Shares.

The Board has the Discretion to Not Repurchase Common Shares, to Suspend the Share Repurchase Program, and to Cease Repurchases.  Our Board has adopted a share repurchase program, which the Board may amend, suspend or terminate the share repurchase program at any time in its discretion. You may not be able to sell your shares at all in the event our Board amends, suspends or terminates the share repurchase program, absent a “Liquidity Event,” which is defined as including (1) an Exchange Listing or (2) a Sale Transaction. We currently do not intend to undertake a Liquidity Event, and we are not obligated by our Declaration of Trust or otherwise to effect a Liquidity Event at any time. We will notify you of such developments in our quarterly reports or other filings. If less than the full amount of Common Shares requested to be repurchased in any given repurchase offer are repurchased, funds will be allocated pro rata based on the total number of Common Shares being repurchased without regard to class. The share repurchase program has many limitations and should not be relied upon as a method to sell shares promptly or at a desired price.

The Timing of Repurchase May be Disadvantageous.  In the event a shareholder chooses to participate in our share repurchase program, the shareholder will be required to provide us with notice of intent to participate prior to knowing what the NAV per share of the class of shares being repurchased will be on the repurchase date. Although a shareholder will have the ability to withdraw a repurchase request prior to the repurchase date, to the extent a shareholder seeks to sell shares to us as part of our periodic share repurchase program, the shareholder will be required to do so without knowledge of what the repurchase price of our shares will be on the repurchase date.

Investing in Private and Middle Market Portfolio Companies Poses the Risk of Losing All or Part of Its Investment.  Investment in private and middle-market companies involves a number of significant risks. Generally, little public information exists about these companies, and the Company relies on the ability of the Advisor’s investment professionals to obtain adequate information to evaluate the potential returns from investing in these companies. If the Company is unable to uncover all material information about these companies, it may not make a fully informed investment decision, and it may lose money on its investments. Middle-market companies may have limited financial resources and may be unable to meet their obligations under their loans and debt securities that the Company holds, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of the Company realizing any guarantees it may have obtained in connection with its investment. In addition, such companies typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. Additionally, middle-market companies are more likely to depend on the management talents and efforts of a small group of persons. Therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on one or more of the Company’s portfolio companies and, in turn, on the Company. Middle-market companies also may be parties to litigation and may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence. In addition, the Company’s executive officers, trustees and investment adviser may, in the ordinary course of business, be named as defendants in litigation arising from its investments in portfolio companies.

The Company Faces Risks Associated With the Deployment of Its Capital.  In light of the nature of our continuous offering as well as ongoing and periodic private offerings in relation to our investment strategy and the need to be able to deploy potentially large amounts of capital quickly to capitalize on potential investment opportunities, if we have difficulty identifying investments on attractive terms, there could be a delay between the time we receive net proceeds from the sale of shares of our Common Shares in the offering or any private offering and the time we invest the net proceeds. Our proportion of privately negotiated investments may be lower than expected. We may also from time to time hold cash pending deployment into investments or have less than our targeted leverage, which cash or shortfall in target leverage may at times be significant, particularly at times when we are receiving high amounts of offering proceeds and/or times when there are few attractive investment opportunities. Such cash may be held in an account for the benefit of our shareholders that may be invested in money market accounts or other similar temporary investments.

In the event we are unable to find suitable investments such cash may be maintained for longer periods, which would be dilutive to overall investment returns. This could cause a substantial delay in the time it takes for your investment to realize its full potential return and could adversely affect our ability to pay regular distributions of cash flow from operations to shareholders. It is not anticipated that the temporary investment of such cash into money market accounts or other similar temporary investments pending deployment into investments will generate significant interest, and investors should understand that such low interest payments on the temporarily invested cash may adversely affect overall returns. In the event we fail to timely invest the net proceeds of sales of our Common Shares or do not deploy sufficient capital to meet our targeted leverage, our results of operations and financial condition may be adversely affected.

The Company is Currently Operating in a Period of Capital Markets Disruption, Significant Volatility and Economic Uncertainty.  The global capital markets are experiencing a period of disruption and instability resulting in increasing spreads between the yields realized on riskier debt securities and those realized on risk-free securities, lack of liquidity in parts of the debt capital markets, significant write-offs in the financial services sector and the re-pricing of credit risk in the broadly syndicated market. Highly disruptive market conditions have resulted in increasing volatility and illiquidity in the global credit, debt and equity markets generally. The duration and ultimate effect of such market conditions cannot be accurately forecasted. Extreme uncertainty regarding economic markets is resulting in declines in the market values of potential investments and declines in the market values of investments after they are made or acquired by the Company and affecting the potential for liquidity events involving such investments or portfolio companies. During periods of market disruption, portfolio companies may be more likely to seek to draw on unfunded commitments the Company has made, and the risk of being unable to fund such commitments is heightened during such periods. Applicable accounting standards require the Company to determine the fair value of its investments as the amount that would be received in an orderly transaction between market participants at the measurement date. While most of the Company’s investments are not publicly traded, as part of the Company’s valuation process the Company considers a number of measures, including comparison to publicly traded securities. As a result, volatility in the public capital markets can adversely affect the Company’s investment valuations.

Various social and political tensions around the world may contribute to increased market volatility, may have long-term effects on the worldwide financial markets and may cause further economic uncertainties worldwide. In particular, the consequences of the conflict between Russia and Ukraine, including international sanctions, the potential impact on inflation and increased disruption to supply chains and a potential global recession may impact portfolio companies. Because Russia is a major exporter of oil and natural gas, the invasion and related sanctions have reduced the supply, and increased the price, of energy, which is accelerating inflation and may exacerbate ongoing supply chain issues. There is also the risk of retaliatory actions by Russia against countries which have enacted sanctions, including cyberattacks against financial and governmental institutions, which could result in business disruptions and further economic turbulence. Such consequences also may increase the Company’s funding cost or limit its access to the capital markets.

Additionally, the Israel-Hamas war and resulting market volatility could also adversely affect the Company’s business, operating results, and financial condition. The extent and duration or further escalation of the war and resulting future market disruptions are impossible to predict but could be significant. Any disruptions resulting from the Israel-Hamas war and any future conflict or resulting from actual or threatened responses to such actions could cause disruptions to portfolio companies located in the Middle East or those that have substantial business relationships with companies in the affected region.

A prolonged period of market illiquidity may cause the Company to reduce the volume of loans and debt securities originated and/or fund and adversely affect the value of the Company’s portfolio investments, which could have a material and adverse effect on the Company’s business, financial condition, results of operations and cash flows.

The Company is Exposed to Risks Related to Bank Failures. The Company, Advisor, and our portfolio companies may maintain cash balances at financial institutions that exceed federally insured limits and may otherwise be materially affected by adverse developments affecting the financial services industry, such as actual events or concerns involving liquidity, defaults or non-performance by financial institutions or transactional counterparties.

Our cash and our Advisor’s cash is held in accounts at U.S. banking institutions that we believe are of high quality. Cash held by us, our Advisor and by our portfolio companies in non-interest-bearing and interest-bearing operating accounts may exceed the Federal Deposit Insurance Corporation (“FDIC”) insurance limits. If such banking institutions were to fail, we, our Advisor, or our portfolio companies could lose all or a portion of those amounts held in excess of such insurance limitations. In addition, actual events involving limited liquidity, defaults, non-performance or other adverse developments that affect financial institutions, transactional counterparties or other companies in the financial services industry or the financial services industry generally, or concerns or rumors about any events of these kinds or other similar risks, have in the past and may in the future lead to market-wide liquidity problems, which could adversely affect our, our Advisor’s and our portfolio companies’ business, financial condition, results of operations, or prospects.

Although we and our Advisor assess our and our portfolio companies’ banking relationships as we believe necessary or appropriate, our and our portfolio companies’ access to funding sources and other credit arrangements in amounts adequate to finance or capitalize our respective current and projected future business operations could be significantly impaired by factors that affect us, our Advisor or our portfolio companies, the financial institutions with which we, our Advisor or our portfolio companies have arrangements directly, or the financial services industry or economy in general. These factors could include, among others, events such as liquidity constraints or failures, the ability to perform obligations under various types of financial, credit or liquidity agreements or arrangements, disruptions or instability in the financial services industry or financial markets, or concerns or negative expectations about the prospects for companies in the financial services industry. These factors could involve financial institutions or financial services industry companies with which we, our Advisor or our portfolio companies have financial or business relationships, but could also include factors involving financial markets or the financial services industry generally.

In addition, investor concerns regarding the U.S. or international financial systems could result in less favorable commercial financing terms, including higher interest rates or costs and tighter financial and operating covenants, or systemic limitations on access to credit and liquidity sources, thereby making it more difficult for us, our Advisor, or our portfolio companies to acquire financing on acceptable terms or at all.

The Company is Exposed to Risks Associated With Changes in Interest Rates, Including the Current Rising Interest Rate Environment.  General interest rate fluctuations may have a substantial negative impact on our investments and our investment returns and, accordingly, may have a material adverse effect on our investment objective and our net investment income.

Because we borrow money and may issue debt securities or preferred shares to make investments, our net investment income is dependent upon the difference between the rate at which we borrow funds or pay interest or dividends on such debt securities or preferred shares and the rate at which we invest these funds. In a period of rising interest rates, our interest income will increase as the majority of our portfolio bears interest at variable rates while our cost of funds will also increase, to a lesser extent, with the net impact being an increase to our net investment income.  Conversely, if interest rates decrease we may earn less interest income from investments and our cost of funds will also decrease, potentially resulting in lower net investment income. In the current economic environment, we may take on fixed rate liabilities which will remain at the elevated interest rate even if interest rates decrease. Thus, the decrease in our investment income would not be offset by decreased borrowing costs, potentially affecting the Company’s future distributions to shareholders. From time to time, we may also enter into certain hedging transactions to mitigate our exposure to changes in interest rates and to more closely align the interest rates of the Company’s liabilities with the Company’s investment portfolio. In the past, we have entered into certain hedging transactions, such as interest rate swap agreements, to mitigate our exposure to adverse fluctuations in interest rates, and we may do so again in the future.  However, we cannot assure you that such transactions will be successful in mitigating our exposure to interest rate risk. There can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income.

Rising interest rates may also increase the cost of debt for our underlying portfolio companies, which could adversely impact their financial performance and ability to meet ongoing obligations to us. Also, an increase in interest rates available to investors could make an investment in our Common Shares less attractive if we are not able to pay dividends at a level that provides a similar return, which could reduce the value of our Common Shares.

The Failure in Cyber Security Systems, as well as the Occurrence of Events Unanticipated in the Company’s Disaster Recovery Systems and Management Continuity Planning Could Impair Its Ability to Conduct Business Effectively. The occurrence of a disaster, such as a cyber-attack against the Company or against a third-party that has access to the Company’s data or networks, a natural catastrophe, an industrial accident, failure of our disaster recovery systems, or consequential employee error, could have an adverse effect on its ability to communicate or conduct business, negatively impacting its operations and financial condition. This adverse effect can become particularly acute if those events affect the Company’s electronic data processing, transmission, storage, and retrieval systems, or impact the availability, integrity, or confidentiality of its data.

The Company depends heavily upon computer systems to perform necessary business functions. Despite its implementation of a variety of security measures, the Company’s computer systems, networks, and data, like those of other companies, could be subject to cyber-attacks and unauthorized access, use, alteration, or destruction, such as from physical and electronic break-ins or unauthorized tampering, malware and computer virus attacks, or system failures and disruptions. If one or more of these events occurs, it could potentially jeopardize the confidential, proprietary, and other information processed, stored in, and transmitted through our computer systems and networks. Such an attack could cause interruptions or malfunctions in the Company’s operations, which could result in financial losses, litigation, regulatory penalties, client dissatisfaction or loss, reputational damage, and increased costs associated with mitigation of damages and remediation.

Third parties with which the Company does business may also be sources of cybersecurity or other technological risks. The Company outsources certain functions, and these relationships allow for the storage and processing of its information, as well as customer, counterparty, employee and borrower information. Cybersecurity failures or breaches by the Advisor and other service providers (including, but not limited to, accountants, custodians, transfer agents and administrators), and the issuers of securities in which the Company invests, also have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Company’s ability to calculate its net asset value, impediments to trading, the inability of its shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputation damages, reimbursement of other compensation costs, or additional compliance costs. While the Company engages in actions to reduce its exposure resulting from outsourcing, ongoing threats may result in unauthorized access, loss, exposure or destruction of data, or other cybersecurity incidents, with increased costs and other consequences, including those described above. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

Privacy and information security laws and regulation changes, and compliance with those changes, may result in cost increases due to system changes and the development of new administrative processes. In addition, the Company may be required to expend significant additional resources to modify its protective measures and to investigate and remediate vulnerabilities or other exposures arising from operational and security risks. The Company currently does not maintain insurance coverage relating to cybersecurity risks, and it may be required to expend significant additional resources to modify its protective measures or to investigate and remediate vulnerabilities or other exposures, and the Company may be subject to litigation and financial losses that are not fully insured.

Risks Relating to the Company’s Investments

The Company is Subject to General Risks. A fundamental risk associated with the Company’s investment strategy is that the companies in whose debt the Company invests will be unable to make regular payments (e.g., principal and interest payments) when due, or at all, or otherwise fail to perform.  Portfolio companies could deteriorate as a result of, among other factors, an adverse development in their business, poor performance by their management teams, a change in the competitive environment, an economic downturn or legal, tax or regulatory changes.  Portfolio companies that the Advisor expects to remain stable may in fact operate at a loss or have significant variations in operating results, may require substantial additional capital to support their operations or to maintain their competitive position, or may otherwise have a weak financial condition or be experiencing financial distress.

The Company’s Portfolio Companies May be Highly Leveraged.  Portfolio companies may be highly leveraged, and there may be no restriction on the amount of debt a portfolio company can incur.  Substantial indebtedness may add additional risk with respect to a portfolio company, and could (i) limit its ability to borrow money for its working capital, capital expenditures, debt service requirements, strategic initiatives or other purposes; (ii) require it to dedicate a substantial portion of its cash flow from operations to the repayment of its indebtedness, thereby reducing funds available to it for other purposes; (iii) make it more highly leveraged than some of its competitors, which may place it at a competitive disadvantage; and/or (iv) subject it to restrictive financial and operating covenants, which may preclude it from favorable business activities or the financing of future operations or other capital needs.  In some cases, proceeds of debt incurred by a portfolio company could be paid as a dividend to stockholders rather than retained by the portfolio company for its working capital.  Leveraged companies are often more sensitive to declines in revenues, increases in expenses, and adverse business, political, or financial developments or economic factors such as a significant rise in interest rates, a severe downturn in the economy or deterioration in the condition of such companies or their industries.  A leveraged company’s income and net assets will tend to increase or decrease at a greater rate than if borrowed money were not used.

If a portfolio company is unable to generate sufficient cash flow to meet principal and interest payments to its lenders, it may be forced to take other actions to satisfy such obligations under its indebtedness.  These alternative measures may include reducing or delaying capital expenditures, selling assets, seeking additional capital, or restructuring or refinancing indebtedness.  Any of these actions could significantly reduce the value of the Company’s investment(s) in such portfolio company.  If such strategies are not successful and do not permit the portfolio company to meet its scheduled debt service obligations, the portfolio company may also be forced into liquidation, dissolution or insolvency, and the value of the Company’s investment in such portfolio company could be significantly reduced or even eliminated.

The Company is Subject to Risks Relating to Issuer/Borrower Fraud.  Of paramount concern in originating loans is the possibility of material misrepresentation or omission on the part of borrowers or guarantors.  Such inaccuracy or incompleteness may adversely affect the valuation of the collateral underlying the loans or may adversely affect the ability of the Company or its affiliates to perfect or effectuate a lien on the collateral securing the loan.  The Company or its affiliates will rely upon the accuracy and completeness of representations made by borrowers to the extent reasonable, but cannot guarantee such accuracy or completeness.

The Company is Subject to Risks Due to its Reliance on Portfolio Company Management.  The Advisor generally will seek to monitor the performance of investments in operating companies either through interaction with the board of the applicable company and/or by maintaining an ongoing dialogue with the company’s management and/or sponsor team.  However, the Company generally will not be in a position to control any borrower by virtue of investing in its debt and the portfolio company’s management will be primarily responsible for the operations of the company on a day-to-day basis.  Although it is the intent of the Company to invest in companies with strong management teams, there can be no assurance that the existing management team, or any new one, will be able to operate the company successfully.  In addition, the Company is subject to the risk that a borrower in which it invests may make business decisions with which the Company disagrees and the management of such borrower, as representatives of the common equity holders, may take risks or otherwise act in ways that do not serve the interests of the debt investors, including the Company.  Furthermore, in exercising its investment discretion, the Advisor may in certain circumstances commit funds of the Company to other entities that will be given a mandate to make certain investments consistent with the Company’s investment objective and that may earn a performance-based fee on those investments.  Once such a commitment is made, such entities will have full control over the investment of such funds, and the Advisor will cease to have such control.

The Company is Subject to Risks Relating to Environmental Matters.  Ordinary operation or the occurrence of an accident with respect to the portfolio companies in which the Company invest could cause major environmental damage, which may result in significant financial distress to the Company’s investments and any portfolio company holding such assets, even if covered by insurance.  Certain environmental laws and regulations may require that an owner or operator of an asset address prior environmental contamination, which could involve substantial cost and other liabilities.  The Company (and the shareholders) may therefore be exposed to substantial risk of loss from environmental claims arising in respect of its investments.  Furthermore, changes in environmental laws or regulations or the environmental condition of an investment may create liabilities that did not exist at the time of its acquisition and that could not have been foreseen.  Even in cases where the Company is indemnified by the seller with respect to an investment against liabilities arising out of violations of environmental laws and regulations, there can be no assurance as to the financial viability of the seller to satisfy such indemnities or the ability of the Company to achieve enforcement of such indemnities.  See also “The Company is Subject to Risks from Provision of Managerial Assistance and Control Person Liability” below.

The Value of Certain Portfolio Investments May Not be Readily Determinable. The Company expects that many of its portfolio investments will take the form of securities that are not publicly traded. The fair value of loans, securities and other investments that are not publicly traded may not be readily determinable, and will be valued at fair value as determined in good faith by the Advisor, including to reflect significant events affecting the value of the Company’s investments. Most, if not all, of the Company’s investments (other than cash and cash equivalents) will be classified as Level 3 assets under Topic 820 of the U.S. Financial Accounting Standards Board’s Accounting Standards Codification, as amended, Fair Value Measurements and Disclosures (“ASC Topic 820“). This means that the Company’s portfolio valuations will be based on unobservable inputs and the Company’s assumptions about how market participants would price the asset or liability in question. The Company expects that inputs into the determination of fair value of portfolio investments will require significant management judgment or estimation. Even if observable market data are available, such information may be the result of consensus pricing information or broker quotes, which include a disclaimer that the broker would not be held to such a price in an actual transaction. The non-binding nature of consensus pricing and/or quotes accompanied by disclaimers materially reduces the reliability of such information. The Company expects to retain the services of one or more independent service providers to review the valuation of these loans and securities. The types of factors that may be taken into account in determining the fair value of investments generally include, as appropriate, comparison to publicly-traded securities including such factors as yield, maturity and measures of credit quality, the enterprise value of a portfolio company, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, determinations of fair value may differ materially from the values that would have been used if a ready market for these loans and securities existed. The Company’s net asset value could be adversely affected if determinations regarding the fair value of the Company’s investments were materially higher than the values that the Company ultimately realizes upon the disposal of such loans and securities. In addition, the method of calculating the management fee and incentive fee may result in conflicts of interest between the Advisor, on the one hand, and investors on the other hand, with respect to the valuation of investments.

The Company May Elect Not to or May be Unable to Make Follow-On Investments in Portfolio Companies. Following an initial investment in a portfolio company, the Company may make additional investments in that portfolio company as “follow-on” investments, in order to:

o	increase or maintain in whole or in part the Company’s voting percentage;

o	exercise warrants, options or convertible securities that were acquired in the original or subsequent financing; or

o	attempt to preserve or enhance the value of the Company’s investment.

The Company may elect not to make follow-on investments or otherwise lack sufficient funds to make those investments.

The Company has the discretion to make any follow-on investments, subject to the availability of capital resources. The failure to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and the Company’s initial investment, or may result in a missed opportunity for the Company to increase its participation in a successful operation. Even if the Company has sufficient capital to make a desired follow-on investment, it may elect not to make a follow-on investment because it may not want to increase its concentration of risk, because it prefers other opportunities or because it is inhibited by compliance with BDC requirements, or compliance with the requirements for maintenance of its RIC status.

The Company May Be Subject to Risks Due to Not Holding Controlling Equity Interests in Portfolio Companies. The Company does not generally intend to take controlling equity positions in the Company’s portfolio companies. To the extent that the Company does not hold a controlling equity interest in a portfolio company, it will be subject to the risk that such portfolio company may make business decisions with which the Company disagrees, and the stockholders and management of such portfolio company may take risks or otherwise act in ways that are adverse to the Company’s interests. Due to the lack of liquidity for the debt and equity investments that the Company typically holds in portfolio companies, the Company may not be able to dispose of its investments in the event it disagrees with the actions of a portfolio company, and may therefore suffer a decrease in the value of its investments.

The Company is Subject to Risks Relating to Defaults by Portfolio Companies. A portfolio company’s failure to satisfy financial or operating covenants imposed by the Company or other lenders could lead to defaults and, potentially, acceleration of the time when the loans are due and foreclosure on the portfolio company’s assets representing collateral for its obligations. This could trigger cross defaults under other agreements and jeopardize the portfolio company’s ability to meet its obligations under the debt that the Company holds and the value of any equity securities the Company owns. The Company may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company.

The Company is Subject to Risks Relating to Third Party Litigation. The Company’s investment activities subject it to the normal risks of becoming involved in litigation initiated by third parties. This risk is somewhat greater where the Company exercises control or influence over a company’s direction. The expense of defending against claims by third parties and paying any amounts pursuant to settlements or judgments would generally be borne by the Company (to the extent not borne by the portfolio companies) and would reduce net assets. The Advisor and others are indemnified in connection with such litigation, subject to certain conditions.

Inflation May Adversely Affect the Business, Results of Operations and Financial Condition of Our Portfolio Companies.  Certain of our portfolio companies may be impacted by inflation. If such portfolio companies are unable pass any increases in their costs along to their customers, it could adversely affect their results and their ability to pay interest and principal on our loans. In addition, any projected future decreases in our portfolio companies’ operating results due to inflation could adversely impact the fair value of those investments. Any decreases in the fair value of our investments could result in future unrealized losses and therefore reduce our net assets resulting from operations.

The Company is Subject to Risks Related to Reliance on Projections.  The Company may rely upon projections developed by the Advisor concerning an investment’s future performance, outcome and cash flow.  Projections are inherently subject to uncertainty and factors beyond the control of the Advisor.  The inaccuracy of certain assumptions, the failure to satisfy certain requirements and the occurrence of other unforeseen events could impair the ability of an investment to realize projected values, outcomes and cash flow.

Economic Conditions May Have Adverse Effects on the Company and the Portfolio Companies.  The Company and the portfolio companies in which the Company invests may be adversely affected by deterioration in the financial markets and economic conditions throughout the world, some of which may magnify the risks described herein and have other adverse effects.  Deteriorating market conditions could result in increasing volatility and illiquidity in the global credit, debt and equity markets generally.  The duration and ultimate effect of adverse market conditions cannot be accurately forecast, nor is it known whether or the degree to which such conditions may remain stable or worsen.  Deteriorating market conditions and uncertainty regarding economic markets generally could result in declines in the market values of potential investments or declines in the market values of investments after they are acquired by the Company.  Such declines could lead to weakened investment opportunities for the Company, could prevent the Company from successfully meeting its investment objective or could require the Company to dispose of investments at a loss while such unfavorable market conditions prevail.  In addition, the investment opportunities of the Company may be dependent in part upon the consummation of leveraged buyouts and other private equity sponsored transactions, recapitalizations, refinancings, acquisitions and structured transactions.  If fewer of these transactions occur than the Advisor expects, there may be limited investment opportunities for the Company. Periods of prolonged market stability may also adversely affect the investment opportunities available to the Company.

The Company is Subject to Risks Relating to Reduced Investment Opportunities.  The Advisor believes that volatility and instability in the credit markets can create significant investment opportunities for the Company. If the credit markets stabilize, in particular, in the Company’s target middle market sector, there may be reduced investment opportunities for the Company and/or the Company may not be able acquire investments on favorable terms. Periods of prolonged market stability may also adversely affect the investment opportunity set available to the Company.

The Company is Subject to Risks Relating to Investments in Undervalued Assets.  The Company may invest in undervalued loans and other assets as part of its investment strategy.  The identification of investment opportunities in undervalued loans and other assets is a difficult task, and there is no assurance that such opportunities will be successfully recognized or acquired.  While investments in undervalued assets offer the opportunity for above-average capital appreciation, these investments involve a high degree of financial risk and can result in substantial or complete losses.

The Company may incur substantial losses related to assets purchased on the belief that they were undervalued by their sellers, if they were not in fact undervalued at the time of purchase.  In addition, the Company may be required to hold such assets for a substantial period of time before realizing their anticipated value, and there is no assurance that the value of the assets would not decline further during such time.  Moreover, during this period, a portion of the Company’s assets would be committed to those assets purchased, thus preventing the Company from investing in other opportunities.  In addition, the Company may finance such purchases with borrowed funds and thus will have to pay interest on such borrowed amounts during the holding period.

The Company Operates in a Competitive Debt Environment.  The business of investing in debt investments is highly competitive and involves a high degree of uncertainty.  Market competition for investment opportunities includes traditional lending institutions, including commercial and investment banks, as well as a growing number of non-traditional participants, such as hedge funds, private equity funds, mezzanine funds, and other private investors, as well as BDCs, and debt-focused competitors, such as issuers of collateralized loan obligations (“CLOs”) and other structured loan funds.  In addition, given the Company’s target investment size and investment type, the Advisor expects a large number of competitors for investment opportunities.  Some of these competitors may have access to greater amounts of capital and to capital that may be committed for longer periods of time or may have different return thresholds than the Company, and thus these competitors may have advantages not shared by the Company.  In addition, competitors may have incurred, or may in the future incur, leverage to finance their debt investments at levels or on terms more favorable than those available to the Company.  Furthermore, competitors may offer loan terms that are more favorable to borrowers, such as less onerous borrower financial and other covenants, borrower rights to cure defaults, and other terms more favorable to borrowers than current or historical norms. Strong competition for investments could result in fewer investment opportunities for the Company, as certain of these competitors have established or are establishing investment vehicles that target the same or similar investments that the Company intends to purchase.

Over the past several years, many investment funds have been formed with investment objectives similar to those of the Company, and many such existing funds have grown in size and have added larger successor funds to their platform.  These and other investors may make competing offers for investment opportunities identified by the Advisor which may affect the Company’s ability to participate in attractive investment opportunities and/or cause the Company to incur additional risks when competing for investment opportunities. Moreover, identifying attractive investment opportunities is difficult and involves a high degree of uncertainty. The Advisor may identify an investment that presents an attractive investment opportunity but may not be able to complete such investment in a manner that meets the objectives of the Company.  The Company may incur significant expenses in connection with the identification of investment opportunities and investigating other potential investments that are ultimately not consummated, including expenses related to due diligence, transportation and legal, accounting and other professional services as well as the fees of other third-party service providers.

The Company is Subject to Risks Relating to Illiquidity of the Company’s Assets and Distributions In Kind.  The Company invests primarily in private illiquid debt, loans and other assets for which no (or only a limited) liquid market exists or that are subject to legal or other restrictions on transfer and are difficult to sell in a secondary market.  In some cases, the Company may be prohibited from selling such investments for a period of time or otherwise be restricted from disposing of such investments.  The market prices, if any, for such assets tend to be volatile, and may fluctuate due to a variety of factors that are inherently difficult to predict.  Furthermore, the types of investments made may require a substantial length of time to liquidate due to the lack of an established market for such investments or other factors.  As a result, there is a significant risk that the Company may be unable to realize its investment objective by sale or other disposition at attractive prices or will otherwise be unable to complete any exit strategy.  Accordingly, the Advisor is unable to predict with confidence what, if any, exit strategies will ultimately be available for any given asset.  Exit strategies which appear to be viable when an investment is initiated may be precluded by the time the investment is ready to be realized due to economic, legal or other reasons, and the Company may not be able to sell assets when the Company desires to do so or to realize what the Advisor perceives to be the fair value of its assets in the event of a sale.  Further, although the Advisor may at the time of making investments expect a certain portion of such investments to be refinanced or repaid before maturity, depending on economic conditions, interest rates and other variables, borrowers may not finance or repay loans early.  Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale.  In addition, in times of extreme market disruption, there may be no market at all for one or more asset classes, potentially resulting in the inability of the Company to dispose of its assets for an indefinite period of time.  Even if investments are successful, they are unlikely to produce a realized return to shareholders for a period of years.  Furthermore, a portion of interest on investments is paid in kind rather than in cash to the Company.

The Company is Subject to Risks Relating to Priority of Repayment of Debt Investments.  The characterization of an investment as senior debt or senior secured debt does not mean that such debt will necessarily have repayment priority with respect to all other obligations of a portfolio company.  Portfolio companies may have, and/or may be permitted to incur, other debt and liabilities that rank equally with or senior to the senior loans in which the Company invests.  If other indebtedness is incurred that ranks in parity in right of payment or proceeds of collateral with respect to debt securities in which the Company invests, the Company would have to share on an equal basis any distributions with other creditors in the event of a liquidation, reorganization, insolvency, dissolution or bankruptcy of such a portfolio company.  Where the Company holds a first lien to secure senior indebtedness, the portfolio companies may be permitted to issue other senior loans with liens that rank junior to the first liens granted to the Company.  The intercreditor rights of the holders of such other junior lien debt may, in any liquidation, reorganization, insolvency, dissolution or bankruptcy of such a portfolio company, affect the recovery that the Company would have been able to achieve in the absence of such other debt.

Even where the senior loans held by the Company are secured by a perfected lien over a substantial portion of the assets of a portfolio company and its subsidiaries, the portfolio company and its subsidiaries will often be able to incur a substantial amount of additional indebtedness, which may have an exclusive lien over particular assets.  For example, debt and other liabilities incurred by non-guarantor subsidiaries of portfolio companies will be structurally senior to the debt held by the Company.  Accordingly, any such debt and other liabilities of such subsidiaries would, in the event of liquidation, dissolution, insolvency, reorganization or bankruptcy of such subsidiary, be repaid in full before any distributions to an obligor of the loans held by the Company.  Furthermore, these other assets over which other lenders have a lien may be substantially more liquid or valuable than the assets over which the Company has a lien.  The Company also invests in second lien secured debt. Second lien debt is granted a second priority security interest in collateral, which means that any realization of collateral will generally be applied to pay senior secured debt in full before second lien debt is paid. Consequently, the fact that debt is secured does not guarantee that the Company will receive principal and interest payments according to the debt’s terms, or at all, or that the Company will be able to collect on the debt should we be forced to enforce our remedies.

The Company is Subject to Risks Relating to Certain Guarantees.  The Company may invest in debt that is guaranteed by a subsidiary of the issuer.  In some circumstances, guarantees of secured debt issued by subsidiaries of a portfolio company and held by the Company may be subject to fraudulent conveyance or similar avoidance claims made by other creditors of such subsidiaries under applicable insolvency laws.  As a result, such creditors may take priority over the claims of the Company under such guarantees.  Under federal or state fraudulent transfer law, a court may void or otherwise decline to enforce such debt and the Company would no longer have any claim against such portfolio company or the applicable guarantor.  In addition, the court might direct the Company to disgorge any amounts already received from the portfolio company or a guarantor.  In some cases, significant subsidiaries of portfolio companies may not guarantee the obligations of the portfolio company; in other cases, a portfolio company may have the ability to release subsidiaries as guarantors of the portfolio company’s obligations.  The repayment of such investments may depend on cash flow from subsidiaries of a portfolio company that are not themselves guarantors of the portfolio company’s obligations.

The Company is Subject to Risks Relating to Secured Loans.  Most of the loans held by the Company are secured.  These investments may be subject to the risk that the Company’s security interests in the underlying collateral are not properly or fully perfected.  Compounding these risks, the collateral securing debt investments will often be subject to casualty or devaluation risks.

The Company is Subject to Risks Relating to Senior Secured Debt and Unitranche Debt.  When the Company invests in senior secured term debt and unitranche debt, it will generally take a security interest in the available assets of these portfolio companies, including equity interests in their subsidiaries.  There is a risk that the collateral securing the Company’s investments may decrease in value over time or lose its entire value, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital.  Also, in some circumstances, the Company’s security interest could be subordinated to claims of other creditors.  In addition, any deterioration in a portfolio company’s financial condition and prospects, including any inability on its part to raise additional capital, may result in the deterioration in the value of the related collateral.  Consequently, the fact that debt is secured does not guarantee that the Company will receive principal and interest payments according to the investment terms or at all, or that the Company will be able to collect on the investment should the Company be forced to enforce its remedies.

The Company is Subject to Business and Credit Risks.  Investments made by the Company generally will involve a significant degree of financial and/or business risk.  The securities in which the Company invests may pay fixed, variable or floating rates of interest, and may include zero-coupon obligations or interest that is paid-in-kind (which tend to increase business and credit risks if an investment becomes impaired because there would be little to no realized proceeds through cash interest payments prior to such impairment).  These types of securities are subject to the risk of the issuer’s inability to make principal and interest payments on its obligations (i.e., credit risk) and are also subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk).

Business risks may be more significant in smaller portfolio companies or those that are embarking on a build-up or operating turnaround strategy.  Such companies may have no or short operating histories, new technologies and products and their management teams may have limited experience working together, all of which enhance the difficulty of evaluating these investment opportunities.  The management of such companies will need to implement and maintain successful finance personnel and other operational strategies and resources in order to become and remain successful.  Other substantial operational risks to which such companies are subject include uncertain market acceptance of the company’s services, a potential regulatory risk for new or untried and/or untested business models (if applicable), products and services to the extent they relate to regulated activities in the relevant jurisdiction, high levels of competition among similarly situated companies, lower capitalizations and fewer financial resources and the potential for rapid organizational or strategic change.  Such companies will have no or short operating histories on which to judge future performance and in many cases, if operating, will have negative cash flow.

The Company’s Investments May be Affected by Force Majeure Events. The instruments in which the Company invests may be affected by force majeure events (i.e., events beyond the control of the party claiming that the event has occurred, including, without limitation, acts of God, fire, flood, earthquakes, outbreaks of an infectious disease, pandemic or any other serious public health concern, war, terrorism and labor strikes).  Some force majeure events may adversely affect the ability of a portfolio company to perform its obligations until it is able to remedy the force majeure event.  In addition, the cost to a portfolio company of repairing or replacing damaged assets resulting from such force majeure event could be considerable.  Additionally, a major governmental intervention into industry, including the nationalization of an industry or the assertion of control over one or more companies or its assets, could result in a loss, including if the Company’s investment in such issuer is cancelled, unwound or acquired (which could be without what the Advisor considers to be adequate compensation). Certain force majeure events (such as war or an outbreak of an infectious disease) could have a broader negative impact on the world economy and international business activity generally, or in any of the countries in which the Company may invest specifically. To the extent the Company is exposed to investments in issuers that as a group are exposed to such force majeure events, the Company’s risks and potential losses are enhanced.

The Company is Subject to Risks Relating to Infectious Disease and Pandemics.  Certain illnesses spread rapidly and have the potential to significantly adversely affect the global economy.  Outbreaks such as the severe acute respiratory syndrome, avian influenza, H1N1/09, and, most recently, the COVID-19, or other similarly infectious diseases may have material adverse impacts on the Company, the Advisor, their respective affiliates and portfolio companies. Actual pandemics, or fear of pandemics, can trigger market disruptions or economic turndowns with the consequences described above.  The Advisor cannot predict the likelihood of disease outbreaks occurring in the future nor how such outbreaks may affect the Company’s investments.

The outbreak of disease epidemics may result in the closure of the Advisor’s and/or a portfolio company’s offices or other businesses, including office buildings, retail stores and other commercial venues and could also result in (a) the lack of availability or price volatility of raw materials or component parts necessary to a portfolio company’s business which may adversely affect the ability of a portfolio company to perform its obligations, (b) disruption of regional or global trade markets and/or the availability of capital, (c) the availability of leverage, including an inability to obtain indebtedness at all or to the Company’s desired degree, and less favorable timing of repayment and other terms with respect to such leverage, (d) trade or travel restrictions which impact a portfolio company’s business and/or (e) a general economic decline and have an adverse impact on the Company’s value, the Company’s investments, or the Company’s ability to make new investments.

If a future pandemic occurs (including a recurrence of COVID-19) during a period when the Company expects to be harvesting its investments, the Company may not achieve its investment objective or may not be able to realize its investments within the Company’s term.

The Company May Invest in Loans with Limited Amortization Requirements.  The Company may invest in loans that have limited mandatory amortization requirements.  While such a loan may obligate a portfolio company to repay the loan out of asset sale proceeds or with annual excess cash flow, such requirements may be subject to substantial limitations and/or “baskets” that would allow a portfolio company to retain such proceeds or cash flow, thereby extending the expected weighted average life of the investment.  In addition, a low level of amortization of any debt over the life of the investment may increase the risk that a portfolio company will not be able to repay or refinance the loans held by the Company when they come due at their final stated maturity.

The Company is Subject to Risks Relating to Potential Early Redemption of Some Investments.  The terms of loans in which the Company invests may be subject to early redemption features, refinancing options, prepayment options or similar provisions which, in each case, could result in the issuer repaying the principal of an obligation held by the Company earlier than expected, either with no or a nominal prepayment premium.  This may happen when there is a decline in interest rates, or when the borrower’s improved credit or operating or financial performance allows the refinancing of certain classes of debt with lower cost debt or when general credit market conditions improve.  Assuming an improvement in the credit market conditions, early repayments of the debt held by the Company could increase.  There is no assurance that the Company will be able to reinvest proceeds received from prepayments in assets that satisfy its investment objective, and any delay in reinvesting such proceeds may materially affect the performance of the Company.  Conversely, if the prepayment does not occur within the expected timeframe or if the debt does not otherwise become liquid, the term of the Company may be longer than expected or the Company may make distributions in kind.

The Company is Subject to Risks Relating to Licensing Requirements.  Certain banking and regulatory bodies or agencies in or outside the United States may require the Company, the Advisor and/or certain employees of Kennedy Lewis to obtain licenses or authorizations to engage in many types of lending activities including the origination of loans.  It may take a significant amount of time and expense to obtain such licenses or authorizations and the Company may be required to bear the cost of obtaining such licenses and authorizations.  There can be no assurance that any such licenses or authorizations would be granted or, if granted, whether any such licenses or authorizations would impose restrictions on the Company.  Such licenses or authorizations may require the disclosure of confidential information about the Company, shareholders or their respective affiliates, including the identity, financial information and/or information regarding the shareholders and their officers and trustees.  The Company may not be willing or able to comply with these requirements.  Alternatively, the Advisor may be compelled to structure certain potential investments in a manner that would not require such licenses and authorizations, although such transactions may be inefficient or otherwise disadvantageous for the Company and/or any relevant portfolio company, including because of the risk that licensing authorities would not accept such structuring alternatives in lieu of obtaining a license or authorization.  The inability of the Company or the Advisor to obtain necessary licenses or authorizations, the structuring of an investment in an inefficient or otherwise disadvantageous manner, or changes in licensing regulations, could adversely affect the Company’s ability to implement its investment program and achieve its intended results.

The Company is Subject to Risks Relating to Minority Investments and Joint Ventures.  The Company may make minority equity investments in entities in which the Company does not control the business or affairs of such entities.  In addition, the Company intends to co-invest with other parties through partnerships, joint ventures or other entities and the Advisor may share management fees, incentive fees and/or other forms of compensation with such parties.  The Advisor expects that in some cases the Company will have control over, or significant influence on, the decision making of joint ventures.  However, in other cases, in particular with respect to certain terms, amendments and waivers related to the underlying loans, the joint venture partner may have controlling or blocking rights (including because certain decisions require unanimous approval of the joint venture partners) or a tie vote among joint venture partners may be resolved by an appointed third party.  Where a joint venture partner or third party has controlling or blocking rights or decision-making power with respect to a joint venture matter, there can be no assurance that the matter will be resolved in the manner desired by the Company.  In addition, these types of voting arrangements may slow the decision-making process and hinder the joint venture’s ability to act quickly.

Cooperation among joint venture partners or co-investors on existing and future business decisions will be an important factor for the sound operation and financial success of any joint venture or other business in which the Company is involved.  In particular, a joint venture partner or co-investor may have economic or business interests or goals that are inconsistent with those of the Company, and the Company may not be in a position to limit or otherwise protect the value of one or more of the Company’s investments.  Disputes among joint venture partners or co-investors over obligations, expenses or other matters could have an adverse effect on the financial conditions or results of operations of the relevant businesses.  In addition, the Company may in certain circumstances be liable for actions of its joint venture partners.

In certain cases, conflicts of interest may arise between the Company and a joint venture partner, for example, because the joint venture partner has invested in a different level of the issuer’s capital structure or because the joint venture partner has different investment goals or timelines.  There can be no assurance that a joint venture partner with divergent interests from the Company will cause the joint venture to be managed in a manner that is favorable to the Company.  In addition, it is anticipated that the Company could be invested in debt instruments issued by a joint venture entity while one or more other clients managed by Kennedy Lewis will be invested in equity interests in such entity or vice versa, which presents certain potential conflicts of interest with respect to the capital structure of such entity.

The Company is Subject to Risks from Provision of Managerial Assistance and Control Person Liability.  The Company may obtain rights to participate in the governance of certain of the Company’s portfolio companies.  In such instances, the Company typically will designate board members to serve on the boards of portfolio companies.  The designation of representatives and other measures contemplated could expose the assets of the Company to claims by a portfolio company, its security holders and its creditors, including claims that the Company is a controlling person and thus is liable for securities laws violations and other liabilities of a portfolio company.  The exercise of control over a company may impose additional risks of liability for environmental damage, product defects, failure to supervise management, violation of governmental regulations (including securities laws) or other types of liability in which the limited liability generally characteristic of business ownership may be ignored.  If these liabilities were to arise, the Company might suffer a significant loss.  These measures also could result in certain liabilities in the event of the bankruptcy or reorganization of a portfolio company, could result in claims against the Company if the designated board members violate their fiduciary or other duties to a portfolio company or fail to exercise appropriate levels of care under applicable corporate or securities laws, environmental laws or other legal principles, and could expose the Company to claims that it has interfered in management to the detriment of a portfolio company.  While the Advisor intends to operate the Company in a way that will minimize the exposure to these risks, the possibility of successful claims cannot be precluded, nor can there be any assurance as to whether laws, rules, regulations and court decisions will be expanded or otherwise applied in a manner that is adverse to portfolio companies and the Company and the shareholders.

The Company is Subject to Risks of Investments in Certain Countries.  The Company makes investments in a number of different countries, some of which may prove unstable.  Depending on the country in which a portfolio company is located, such investments may involve a number of risks, including the risk of adverse political developments such as nationalization, confiscation without fair compensation or war, and the risk of regulations which might prevent the implementation of cost cutting or other operational improvements.

A portion of the Company’s assets have been and continue to be invested in loans denominated in currencies other than the U.S. dollar or the price of which is determined with references to such currencies.  As a result, any fluctuation in exchange rates will affect the value of investments.  The Company generally expects to employ hedging techniques designed to reduce the risk of adverse movements in currency exchange rates.  Furthermore, the Company may incur costs in connection with conversions between various currencies.

Investments in corporations or assets in certain countries may require significant government approvals under corporate, securities, exchange control, foreign investment and other similar laws.  In addition, such investments may give rise to taxes in local jurisdictions, for which a shareholder may not be entitled to any corresponding credit or tax benefit to a shareholder.  Such investments may also give rise to tax filing obligations for shareholders in these jurisdictions, although the Advisor may structure such investments so as to prevent such obligations from being imposed on shareholders. Also, some governments from time to time may impose restrictions intended to prevent capital flight, which may, for example, involve punitive taxation (including high withholding taxes) on certain securities or asset transfers or the imposition of exchange controls making it difficult or impossible to exchange or repatriate the local currency.  In addition, the laws of various countries governing business organizations, bankruptcy and insolvency may make legal action difficult and provide little, if any, legal protection for investors.

The availability of information within developing countries and emerging market jurisdictions, including information concerning their economies and the securities of companies in such countries, and the amount of government supervision and regulation of private companies in developing countries, generally is more limited than is the case in more developed countries.  The accounting, auditing and financial reporting standards and practices of certain countries may not be equivalent to those employed in more developed countries and may differ in fundamental respects.  Accordingly, the Company’s ability to conduct due diligence in connection with their investments and to monitor the investments may be adversely affected by these factors.  The Company may not be in a position to take legal or management control of its investments in certain countries.  It may have limited legal recourse in the event of a dispute, and remedies might have to be pursued in the courts of the country in question where it may be difficult to obtain and enforce a judgment.

The Company is Subject to Risks Relating to its Hedging Strategy and Policies.  The Company generally expects to employ hedging or other risk management techniques designed to reduce the risk of adverse interest rate or currency movements, credit market risk and certain other risks.  There can be no assurance that any hedging transactions will be successful or comprehensive.  For example, the Company may not be able to or may elect not to hedge interest payments in foreign currencies.  Similarly, the Company may hedge certain credit markets generally in order to seek to provide overall risk reduction to the Company. The variable degree of correlation between price movements of hedging instruments and price movements in the position being hedged creates the possibility that losses on the hedge may be greater, or gains smaller, than losses or gains, as the case may be, in the value of the underlying position.  While the transactions implementing such hedging strategies may reduce certain risks, such transactions themselves may entail certain other risks, such as the risk that counterparties to such transactions may default on their obligations and the risk that the prices and/or cash flows being hedged behave differently than expected.  Thus, while the Company may benefit from the use of hedging mechanisms, unanticipated changes in interest rates, currency exchange rates, commodity prices, securities prices or credit market movements may result in a poorer overall performance for the Company than if it had not entered into such hedging transactions.  Additionally, hedging transactions will add to the cost of an investment, may require ongoing cash payments to counterparties, may subject the Company to the risk that the counterparty defaults on its obligations, and may produce different economic or tax consequences to the shareholders than would apply if the Company had not entered into such hedging transactions.  The Company may engage in short selling and use derivative instruments (including commodities hedging instruments) in implementing hedging transactions, including futures contracts, swaps, forward contracts, and options.  Furthermore, upon the bankruptcy, insolvency or liquidation of any counterparty, the Company may be deemed to be a general unsecured creditor of such counterparty and could suffer a total loss with respect to any positions and/or transactions with such counterparty.

The Company is Subject to Risks Relating to Derivatives.  Generally, derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index, and may relate to individual debt or equity instruments, interest rates, currencies or currency exchange rates, commodities, related indexes and other assets.  The Company may, directly or indirectly, use various derivative instruments including options contracts, futures contracts, swaps, forward contracts, options on futures contracts, indexed securities and swap agreements for hedging and risk management purposes.  The Company also may use derivative instruments to approximate or achieve the economic equivalent of an otherwise permitted investment (as if the Company directly invested in the loans, claims or securities of the subject issuer) or if such instruments are related to an otherwise permitted investment.  The Company’s use of derivative instruments involves investment risks and transaction costs to which the Company would not be subject absent the use of these instruments and, accordingly, may result in losses that would not occur if such instruments had not been used.  The use of derivative instruments may entail risks including, among others, leverage risk, volatility risk, duration mismatch risk, correlation risk and counterparty risk.

The Company’s Ability to Enter into Transactions Involving Derivatives and Financial Commitment Transactions May be Limited.  In August 2022, Rule 18f-4 under the 1940 Act, regarding the ability of a BDC (or a registered investment company) to use derivatives and other transactions that create future payment or delivery obligations (including reverse repurchase agreements and similar financing transactions), became effective.  Under the newly adopted rule, BDCs that make significant use of derivatives are subject to a value-at-risk leverage limit, a derivatives risk management program, testing requirements, and requirements related to board reporting.  These new requirements will apply unless the BDC qualifies as a “limited derivatives user,” as defined in the rule.  Under the new rule, a BDC may enter into an unfunded commitment agreement that is not a derivatives transaction, such as an agreement to provide financing to a portfolio company, if the BDC has, among other things, a reasonable belief, at the time it enters into such an agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all of its unfunded commitment agreements, in each case as it becomes due.  Under the final rule, when the Company trades reverse repurchase agreements or similar financing transactions, including certain tender option bonds, the Company needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness (e.g., bank borrowings, if applicable) when calculating our asset coverage ratio.  The Company currently operates as a “limited derivatives user,” and these requirements may limit the Company’s ability to use derivatives and/or enter into certain other financial contracts.

The Company is Subject to Risks Relating to Contingent Liabilities.  The Company is expected to incur contingent liabilities in connection with an investment from time to time.  For example, in connection with the disposition of an investment, the Company may be required to make representations about the business and financial affairs of the underlying assets or business, or be responsible for the contents of disclosure documents.  These arrangements may result in the incurrence of accrued expenses, liabilities or contingencies for which the Company may establish reserves or escrow accounts.  The Company also invests and further expects to invest in a delayed draw or revolving credit facility.  If the borrower subsequently draws down on the facility, the Company would be obligated to fund the amounts due.  The Company may incur numerous other types of contingent liabilities.  There can be no assurance that the Company will adequately reserve for its contingent liabilities and that such liabilities will not have an adverse effect on the Company.

The Company is Subject to Risks Relating to High Yield Debt.  The Company invests in “higher yielding” (and, therefore, generally higher risk) debt securities.  In most cases, such debt will be rated below “investment grade” or will be unrated and face ongoing uncertainties and exposure to adverse business, financial or economic conditions and the issuer’s failure to make timely interest and principal payments.  There are no restrictions on the credit quality of the Company’s loans.  The market for high-yield securities has experienced periods of volatility and reduced liquidity.  The market values of certain of these debt securities may reflect individual corporate developments.  It is likely that a general economic recession or a major decline in the demand for products and services, in which the obligor operates, could have a materially adverse impact on the value of such securities.  In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the value and liquidity of these debt securities.

The Company is Subject to Risks Relating to Investments in Unsecured Debt.  The Company invests a portion of its investment portfolio in unsecured indebtedness, whereas all or a significant portion of the issuer’s senior indebtedness may be secured.  In such situations, the ability of the Company to influence a portfolio company’s affairs, especially during periods of financial distress or following an insolvency, is likely to be substantially less than that of senior creditors.

The Company is Subject to Risks Relating to Subordinated Loans.  The Company may acquire and/or originate subordinated loans.  If a borrower defaults on a subordinated loan or on debt senior to the Company’s loan, or in the event of the bankruptcy of a borrower, the loan held by the Company will be satisfied only after the senior loans are repaid in full.  Under the terms of typical subordination agreements, senior creditors may be able to block the acceleration of the subordinated debt or the exercise by holders of subordinated debt of other rights they may have as creditors.  Accordingly, the Company may not be able to take the steps necessary or sufficient to protect its investments in a timely manner or at all.  In addition, subordinated loans may not always be protected by financial covenants or limitations upon additional indebtedness, may have limited liquidity and may not be rated by a credit rating agency.  If a borrower declares bankruptcy, the Company may not have full or any recourse to the assets of the borrower, or the assets of the borrower may not be sufficient to satisfy the loan.  Further, the Advisor’s ability to amend the terms of the Company’s loans, assign its loans, accept prepayments, exercise its remedies (through “standstill periods”) and control decisions made in bankruptcy proceedings may be limited by intercreditor arrangements.  In addition, the risks associated with subordinated loan securities include a greater possibility that adverse changes in the financial condition of the obligor or in general economic conditions (including a sustained period of rising interest rates or an economic downturn) may adversely affect the borrower’s ability to pay principal and interest on its loan.  Many obligors on subordinated loan securities are highly leveraged, and specific developments affecting such obligors, including reduced cash flow from operations or the inability to refinance debt at maturity, may also adversely affect such obligors’ ability to meet debt service obligations.  The level of risk associated with investments in subordinated loans increases if such investments are loans of distressed or below investment grade issuers.  Default rates for subordinated loan securities have historically been higher than has been the case for investment grade securities.

The Company is Subject to Risks Relating to Non-Recourse Obligations.  The Company may invest in non-recourse obligations of issuers.  Such obligations are payable solely from proceeds collected in respect of collateral pledged by an issuer to secure such obligations.  None of the owners, officers, directors or incorporators of the issuers, board members, any of their respective affiliates or any other person or entity will be obligated to make payments on the obligations.  Consequently, the Company, as holder of the obligations, must rely solely on distributions of proceeds of collateral debt obligations and other collateral pledged to secure obligations for payments due in respect of principal thereof and interest thereon.  If distributions of such proceeds are insufficient to make payments on the obligations, no other assets will be available for such payments and following liquidation of all the collateral, the obligations of the issuers to make such payments will be extinguished.

The Company is Subject to Risks Relating to Publicly-Traded Securities.  Although not the investment focus of the Company, the Company may invest in publicly traded equity and debt securities.  These investments are subject to certain risks, including the risk of loss from counterparty defaults, the risks arising from the volatility of the global fixed-income and equity markets, movements in the stock market and trends in the overall economy, increased obligations to disclose information regarding such companies, increased likelihood of shareholder litigation against such companies’ board members, which may include Kennedy Lewis personnel, regulatory action by the SEC and increased costs associated with each of the aforementioned risks.  When buying a publicly traded security or other publicly traded instruments, the Company may be unable to obtain financial covenants or other contractual rights that the Company might otherwise be able to obtain in making privately-negotiated investments.  Moreover, the Company may not have the same access to information in connection with investments in publicly traded securities or other publicly traded instruments, either when investigating a potential investment or after making an investment, as compared to a privately-negotiated investment.  Publicly traded securities that are rated by rating agencies are often reviewed and may be subject to downgrade, which generally results in a decline in the market value of such security.  Furthermore, the Company may be limited in its ability to make investments and to sell existing investments in public securities or other publicly traded instruments because Kennedy Lewis may have material, non-public information regarding the issuers of those securities or as a result of other Kennedy Lewis policies.  Accordingly, there can be no assurance that the Company will make investments in public securities or other publicly traded instruments or, if it does, as to the amount it will invest.  The inability to sell such securities or instruments in these circumstances could materially adversely affect the investment results of the Company.

The Company is Subject to Risks Associated with Originating Loans to Companies in Distressed Situations.  As part of its lending activities, the Company or its affiliates may originate loans to companies that are experiencing significant financial or business difficulties, including companies involved in bankruptcy or other reorganization and liquidation proceedings.  Although the terms of such financing may result in significant financial returns to the Company, they involve a substantial degree of risk.  Issuers of lower-rated securities generally are more vulnerable to real or perceived economic changes, political changes or adverse industry developments.  If an issuer’s financial condition deteriorates, accurate financial and business information may be limited or unavailable.  In addition, lower-rated investments may be thinly traded and there may be no established secondary or public market.  The level of analytical sophistication, both financial and legal, necessary for successful financing to companies experiencing significant business and financial difficulties is unusually high.  There is no assurance that the Company will correctly evaluate the value of the assets collateralizing the Company’s loans or the prospects for a successful reorganization or similar action.

The Company is Subject to Risks Associated with Investments that May Become Distressed.  The Company may make investments that become distressed due to factors outside the control of the Advisor.  There is no assurance that there will be sufficient collateral to cover the value of the loans and/or other investments purchased by the Company or that there will be a successful reorganization or similar action of the company or investment which becomes distressed.  In any reorganization or liquidation proceeding relating to a company in which the Company invests, the Company may lose its entire investment, may be required to accept cash or securities with a value less than the Company’s original investment and/or may be required to accept payment over an extended period of time.  Under such circumstances, the returns generated from the Company’s investments may not compensate the shareholders adequately for the risks assumed.  For example, under certain circumstances, a lender who has inappropriately exercised control of the management and policies of a debtor may have its claims subordinated, or disallowed, or may be found liable for damage suffered by parties as a result of such actions.  In addition, under circumstances involving a portfolio company’s insolvency, payments to the Company and distributions by the Company to the shareholders may be reclaimed if any such payment or distribution is later determined to have been a fraudulent conveyance or a preferential payment.  Investments in restructurings involving non-U.S. portfolio companies may be subject to various laws enacted in the countries of their issuance for the protection of creditors.  These considerations will differ depending on the country in which each portfolio company is located or domiciled.

Troubled company and other asset-based investments require active monitoring and may, at times, require participation in business strategy or reorganization proceedings by the Advisor.  To the extent that the Advisor becomes involved in such proceedings, the Company may have participated more actively in the affairs of the company than that assumed generally by a passive investor.  In addition, involvement by the Advisor in an issuer’s or portfolio company’s reorganization proceedings could result in the imposition of restrictions limiting the Company’s ability to liquidate its position in the issuer and/or portfolio company.  Such investments would likely take more time to realize before generating any returns and may not generate income during the course of reorganization.

The Company is Subject to Risks Associated with Management of Distressed Investments.  Each Affiliate is actively engaged in advisory and management services for multiple Affiliate Accounts. Certain investments of the Company may become distressed (a “Distressed Investment”), including as a result of an underlying portfolio company or issuer of an investment undergoing financial stress, restructuring or bankruptcy.  In such an event, the Advisor may supplement the Investment Team generally responsible for the management of the Company’s portfolio with other investment professionals of the Advisor that are generally responsible for managing distressed and opportunistic investments on behalf of Affiliate Accounts (the “Distressed Investment Team”). The Distressed Investment Team may employ different investment or trading strategies with respect to the Distressed Investments than those that would otherwise have been employed by the investment team.  In addition, the investment or trading strategies employed by the Distressed Investment Team with respect to the Distressed Investments may be influenced by investment decisions it makes, or strategies it employs, in managing similar investments for the benefit of the Affiliate Accounts.  However, the investment or trading strategy for the Company may be different than the strategy it employs in managing distressed or opportunistic investments in the Affiliate Accounts and, accordingly, such investments may produce different investment results for the Company and the Affiliate Accounts.  The Advisor will seek to manage the Company and the Affiliate Accounts in accordance with their respective investment objectives and guidelines; however, the Affiliate including the Distressed Investment Team, may give advice and take action with respect to any current or future Affiliate Accounts that may compete or conflict with the advice given to the Company, including with respect to the timing or nature of actions relating to certain investments.

The Company is Subject to Risks Associated with Acquisitions of Portfolios of Loans.  The Company may invest in portfolios of loans.  The Company is unlikely to be able to evaluate the credit or other risks associated with each of the underlying borrowers or negotiate the terms of underlying loans as part of its acquisition but instead must evaluate and negotiate with respect to the entire portfolio of loans or, in the case where the Company invests in contractual obligations to purchase portfolios of loans subsequently originated by a third party, with respect to the origination and credit selection processes of such third party rather than based on characteristics of a static portfolio of loans.  As a result, one or more of the underlying loans in a portfolio may not include some of the characteristics, covenants and/or protections generally sought when the Company acquires or originates individual loans.  Furthermore, while some amount of defaults are expected to occur in portfolios, defaults in or declines in the value of investments in excess of these expected amounts may have a negative impact on the value of the portfolio and may reduce the return that the Company receives in certain circumstances.

The Company is Subject to Risks Associated with Revolver, Delayed-Draw and Line of Credit Investments.  The Company is expected to, from time to time, incur contingent liabilities in connection with an investment.  For example, the Company makes investments that are structured as “revolvers,” “delayed-draws” or “lines of credit.”  These types of investments generally have funding obligations that extend over a period of time, and if the portfolio company subsequently draws down on the revolver or delayed-draw facility or on the line of credit, the Company would be obligated to fund the amounts due.  However, there can be no assurance that a borrower will ultimately draw down on any such loan, in which case the Company may never fund the investment (in full or in part), which may result in inefficient deployment of capital.  There can be no assurance that the Company will adequately reserve for its contingent liabilities and that such liabilities will not have an adverse effect on the Company.

It is possible that a revolver, delayed-draw or line of credit investment would be bifurcated by Kennedy Lewis into separate investments, with certain investors (which may or may not include the Company) participating in the initial drawdowns and other investors (which may or may not include the Company) participating in the later drawdowns.  In this situation, it is possible that investors that participate in the initial funding of an investment may receive certain economic benefits in connection with such initial funding, such as original issue discount, closing payments, or commitment fees and these benefits are expected to be allocated based on participation in the initial funding, regardless of participation in future funding obligations.  Conversely, the investors participating only in the later funding obligations will have the benefit of the most recent portfolio company performance information in evaluating their investment whereas the investors that participated in the initial drawdowns (which may or may not include the Company) will be obligated in any event to fund such later funding obligations.  In certain cases, the Company may participate in the initial funding of an investment, but may not participate in later-arising funding obligations (i.e., the revolver, delayed-draw or line of credit portions) related to such investment, including because of capacity limitations that an investment vehicle may have for making new revolver, delayed-draw investments or lines of credit or because Kennedy Lewis forms a new investment fund focused on investing in revolvers, delayed-draw investments and lines of credit.  As a result, the Company may be allocated a smaller or larger portion of revolver, delayed-draw investments or lines of credit than other investors participating in the loan.  Where the Company and any other participating investors have not participated in each funding of an investment on a pro rata basis, conflicts of interest may arise between the Company and the other investors as the interests of the Company and the other investors may not be completely aligned with respect to such investment.  In addition, a revolver, delayed draw investment or line of credit may be senior to the rest of the loan or to the initial funding, and as a result, the interests of the Company may not be aligned with other participating investors.  There can be no assurance that the Company will adequately reserve for its contingent liabilities and that such liabilities will not have an adverse effect on the Company.

The Company is Subject to Risks Associated with Subordinated Debt Tranches.  The Company makes investments in securities, including senior or subordinated and equity tranches, issued by CLOs.  Investments in CLO securities are complex and are subject to a number of risks related to, among other things, changes in interest rates, the rate of defaults and recoveries in the collateral pool, prepayment rates, terms of loans purchased to replace loans in the collateral pool which have pre-paid, the exercise of remedies by more senior tranches and the possibility that no market will exist when the Company seeks to sell its interests in CLO securities.  If a CLO fails to satisfy one of the coverage tests provided in its indenture, all distributions on those CLO securities held by the Company will cease until that CLO brings itself back into compliance with such coverage tests.  CLO securities represent leveraged investments in the underlying collateral held by the CLO issuer.  The use of leverage creates risk for the holders because the leverage increases their exposure to losses with respect to the collateral.  As a result, the occurrence of defaults with respect to only a small portion of the collateral could result in the substantial or complete loss of the investment in the CLO securities.  Payments of principal of, and interest on, debt issued by CLOs, and dividends and other distributions on subordinated and equity tranches of a CLO, are subject to priority of payments.  CLO equity is subordinated to the prior payment of all obligations under debt securities.  Further, in the event of default under any debt securities issued by a CLO, and to the extent that any elimination, deferral or reduction in payments on debt securities occurs, such elimination will be borne first by CLO equity and then by the debt securities in reverse order of seniority.  Thus, the greatest risk of loss relating to defaults on the collateral held by CLOs is borne by the CLO equity.

Any investments in securities for which Kennedy Lewis or its subsidiary acts as the collateral manager are subject to applicable federal securities laws, including the 1940 Act and rules thereunder.

The Company is Subject to Risks Associated with Forming CLOs.  To finance investments, we may securitize certain of our secured loans or other investments, including through the formation of one or more CLOs, while retaining all or most of the exposure to the performance of these investments. This would involve contributing a pool of assets to a special purpose entity, and selling debt interests in such entity on a non-recourse or limited-recourse basis to purchasers.

If we create a CLO, we will depend in part on distributions from the CLO’s assets out of its earnings and cash flows to enable us to make distributions to shareholders. The ability of a CLO to make distributions will be subject to various limitations, including the terms and covenants of the debt it issues. Also, a CLO may take actions that delay distributions in order to preserve ratings and to keep the cost of present and future financings lower or the CLO may be obligated to retain cash or other assets to satisfy over-collateralization requirements commonly provided for holders of the CLO’s debt, which could impact our ability to receive distributions from the CLO. If we do not receive cash flow from any such CLO that is necessary to satisfy the annual distribution requirement for maintaining RIC status, and we are unable to obtain cash from other sources necessary to satisfy this requirement, we may not maintain our qualification as a RIC, which would have a material adverse effect on an investment in the shares.

In addition, a decline in the credit quality of loans in a CLO due to poor operating results of the relevant borrower, declines in the value of loan collateral or increases in defaults, among other things, may force a CLO to sell certain assets at a loss, reducing their earnings and, in turn, cash potentially available for distribution to us for distribution to shareholders. To the extent that any losses are incurred by the CLO in respect of any collateral, such losses will be borne first by us as owner of equity interests in the CLO.

The collateral manager for a CLO that we create may be the Company, the Advisor or an affiliate, and such collateral manager may be entitled to receive compensation for structuring and/or management services. To the extent the Advisor or an affiliate other than the Company serves as collateral manager and the Company is obligated to compensate the Advisor or the affiliate for such services, we, the Advisor or the affiliate will implement offsetting arrangements to assure that we, and indirectly, our shareholders, pay no additional fees to the Advisor or the affiliate in connection therewith. To the extent the Company serves as collateral manager, the Company will receive no fees for providing such collateral management services.

The Company is Subject to Risks Associated with Covenant-Lite Loans.  Although the Company generally expects the transaction documentation of some portion of the Company’s investments to include covenants and other structural protections, a portion of the Company’s investments may be composed of so-called “covenant-lite loans.” Generally, covenant-lite loans either do not have certain maintenance covenants that would require the issuer to maintain debt service or other financial ratios or do not contain common restrictions on the ability of the issuer to change significantly its operations or to enter into other significant transactions that could affect its ability to repay such loans. Ownership of covenant-lite loans may expose the Company to different risks, including with respect to liquidity, price volatility and ability to restructure loans, than is the case with loans that have financial maintenance covenants. As a result, the Company’s exposure to losses may be increased, which could result in an adverse impact on the issuer’s ability to comply with its obligations under the loan.

The Company is Subject to Risks Associated with Investing in Equity.  The Company may make certain equity investments.  The value of these securities generally will vary with the performance of the issuer and movements in the equity markets.  As a result, the Company may suffer losses if it invests in equity of issuers whose performance diverges from the Advisor’s expectations or if equity markets generally move in a single direction and the Company has not hedged against such a general move.  Equity investments generally will not feature any structural or contractual protections or payments that the Company may seek in connection with its debt investments.  In addition, investments in equity may give rise to additional taxes and/or risks and the Company may hold these investments through entities treated as corporations for U.S. federal income tax purposes or other taxable structures which may reduce the return from such investments.

The Company is Subject to Risks Associated with Investing in Convertible Securities.  Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula.  A convertible security entitles its holder to receive interest that is generally paid or accrued on debt or a dividend that is paid or accrued on preferred stock, in each case, until the convertible security matures or is redeemed, converted or exchanged.  Because of their embedded equity component, the value of convertible securities is sensitive to changes in equity volatility and price and a decrease in equity volatility and price could result in a loss for the Company.  The debt characteristic of convertible securities also exposes the Company to changes in interest rates and credit spreads.  The value of the convertible securities may fall when interest rates rise or credit spreads widen.  The conversion value of a convertible security is determined by the market price of the underlying common stock.  If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value.  To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value.  A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.  Generally, the amount of the premium decreases as the convertible security approaches maturity.  A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.  If a convertible security held by the Company is called for redemption, the Company will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.  Any of these actions could have an adverse effect on the Company’s ability to achieve its investment objective.  The Company’s exposure to these risks may be unhedged or only partially hedged.

The Company is Subject to Risks Associated with Investing in Structured Credit Instruments. The Company may invest in structured credit instruments.  Structured securities are extremely complex and are subject to risks related to, among other things, changes in interest rates, the rate of defaults in the collateral pool, the exercise of redemption rights by more senior tranches and the possibility that a liquid market will not exist in when the Company seeks to sell its interest in a structured security.

The Company is Subject to Risks Associated with Assignments and Participations.  The Company may acquire investments directly, by way of assignment or indirectly by way of participation.  The purchaser of an assignment of a loan obligation typically succeeds to all the rights and obligations of the selling institution and becomes a lender under the loan or credit agreement with respect to the loan obligation.  In contrast, participations acquired in a portion of a loan obligation held by a selling institution typically result in a contractual relationship only with such selling institution, not with the obligor.  Therefore, holders of indirect participation interests are subject to additional risks not applicable to a holder of a direct assignment interest in a loan.  In purchasing a participation, the Company generally would have no right to enforce compliance by the obligor with the terms of the loan or credit agreement or other instrument evidencing such loan obligation, nor any rights of set-off against the obligor, and the Company may not directly benefit from the collateral supporting the loan obligation in which it has purchased the participation.  As a result, the Company would assume the credit risk of both the obligor and the selling institution, which would remain the legal owner of record of the applicable loan.  In the event of the insolvency of the selling institution, the Company may be treated as a general creditor of the selling institution in respect of the participation, may not benefit from any set-off exercised by the selling institution against the obligor and may be subject to any set-off exercised by the obligor against the selling institution.  Assignments and participations are typically sold strictly without recourse to the selling institution, and the selling institution generally will make no representations or warranties about the underlying loan, the portfolio companies, the terms of the loans or any collateral securing the loans.  Certain loans have restrictions on assignments and participations which may negatively impact the Company’s ability to exit from all or part of its investment in a loan.  In addition, if a participation interest is purchased from a selling institution that does not itself retain any portion of the applicable loan, such selling institution may have limited interests in monitoring the terms of the loan agreement and the continuing creditworthiness of the borrower.

The Company is Subject to Risks Relating to Fraudulent Conveyances and Voidable Preferences by Issuers.  Under U.S. legal principles, in a lawsuit brought by an unpaid creditor or representative of creditors of an issuer of indebtedness (including a bankruptcy trustee), if a court were to find that the issuer did not receive fair consideration or reasonably equivalent value for incurring the indebtedness or for granting security, and that after giving effect to such indebtedness or such security, the issuer (a) was insolvent, (b) was engaged in a business for which the remaining assets of such issuer constituted unreasonably small capital or (c) intended to incur, or believed that it would incur, debts beyond its ability to pay such debts as they mature, such court could determine to invalidate and avoid, in whole or in part, the obligation underlying an investment of the Company as a constructive fraudulent conveyance.  The measure of insolvency for purposes of the foregoing will vary.  Generally, an issuer would be considered insolvent at a particular time if the sum of its debts was then greater than all of its property at a fair valuation, or if the present fair saleable value of its assets was then less than the amount that would be required to pay its probable liabilities on its existing debts as they became absolute and matured.  There can be no assurance as to what standard a court would apply to determine whether the issuer was “insolvent” after giving effect to the incurrence of the indebtedness in which the Company invested or that, regardless of the method of valuation, a court would not determine that the issuer was “insolvent” upon giving effect to such incurrence.

In addition, it is possible a court may invalidate, in whole or in part, the indebtedness underlying an investment of the Company as a fraudulent conveyance, subordinate such indebtedness to existing or future creditors of the obligor or recover amounts previously paid by the obligor in satisfaction of such indebtedness.  Moreover, in the event of the insolvency of an issuer of a portfolio company, payments made on its indebtedness could be subject to avoidance as a “preference” if made within a certain period of time (which may be as long as one year) before the portfolio company becomes a debtor in a bankruptcy case.

Even if the Company does not engage in conduct that would form the basis for a successful cause of action based upon fraudulent conveyance or preference law, there can be no assurance as to whether any lending institution or other party from which the Company may acquire such indebtedness, or any prior holder of such indebtedness, has not engaged in any such conduct (or any other conduct that would subject such indebtedness to disallowance or subordination under insolvency laws) and, if it did engage in such conduct, as to whether such creditor claims could be asserted in a U.S. court (or in the courts of any other country) against the Company so that the Company’s claim against the issuer would be disallowed or subordinated.

The Company is Subject to Risks Related to Bankruptcy.  One or more of the issuers of an investment held by the Company may become involved in bankruptcy or similar proceedings.  There are a number of significant risks inherent in the bankruptcy process.  First, many events in a bankruptcy are adversarial and beyond the control of the creditors.  While creditors generally are afforded an opportunity to object to significant actions, there can be no assurance that a court would not approve actions which may be contrary to the interests of the Company.  Reorganizations can be contentious and adversarial.  Participants may use the threat of, as well as actual, litigation as a negotiating technique.  Second, the duration of a bankruptcy case can only be roughly estimated.  The bankruptcy process can involve substantial legal, professional and administrative costs to the company and the Company, it is subject to unpredictable and lengthy delays, and during the process the company’s competitive position may erode, key management may depart and the company may not be able to invest adequately.  In some cases, the company may not be able to reorganize and may be required to liquidate assets.  Any of these factors may adversely affect the return on a creditor’s investment.  Third, U.S. bankruptcy law permits the classification of “substantially similar” claims in determining the classification of claims in a reorganization for purpose of voting on a plan of reorganization.  Because the standard for classification is vague, there exists a significant risk that the Company’s influence with respect to a class of securities can be lost by the inflation of the number and the amount of claims in, or other gerrymandering of, the class.  Fourth, in the early stages of the bankruptcy process it is often difficult to estimate the extent of, or even to identify, any contingent claims that might be made.  In addition, certain administrative costs and claims that have priority by law over the claims of certain creditors (for example, claims for taxes) may be substantial.  Fifth, a bankruptcy may result in creditors and equity holders losing their ranking and priority as such if they are considered to have taken over management and functional operating control of a debtor.  Sixth, the Company may purchase creditor claims subsequent to the commencement of a bankruptcy case, and it is possible that such purchase may be disallowed by a court if it determines that the purchaser has taken unfair advantage of an unsophisticated seller, which may result in the rescission of the transaction (presumably at the original purchase price) or forfeiture by the purchaser.

Further, several judicial decisions in the United States have upheld the right of borrowers to sue lenders or bondholders on the basis of various evolving legal theories (collectively termed “lender liability”).  Generally, lender liability is founded upon the premise that an institutional lender or bondholder has violated an implied or contractual duty of good faith and fair dealing owed to the borrower or issuer or has assumed a degree of control over the borrower or issuer resulting in the creation of a fiduciary duty owed to the borrower or issuer or its other creditors or shareholders.  Because of the nature of certain of the investments, the Company could be subject to allegations of lender liability.  Because of the potential of Kennedy Lewis or its affiliates to have investments in several positions in the same, different or overlapping levels of a portfolio company’s capital structure, the Company may be subject to claims from creditors of a portfolio company that the investments should be equitably subordinated to the payment of other obligations of the portfolio company by reason of the conduct of the Company or Kennedy Lewis and its affiliates.  In addition, under certain circumstances, a U.S. bankruptcy court could also recharacterize claims held by the Company as equity interests, and thereby subject such claims to the lower priority afforded equity claims in certain restructuring scenarios.

The Company is Subject to Risks Related to Exit Financing.  The Company may invest in portfolio companies that are in the process of exiting, or that have recently exited, the bankruptcy process.  Post-reorganization securities typically entail a higher degree of risk than investments in securities that have not undergone a reorganization or restructuring.  Moreover, post-reorganization securities can be subject to heavy selling or downward pricing pressure after the completion of a bankruptcy reorganization or restructuring.  If the Advisor’s evaluation of the anticipated outcome of an investment situation should prove incorrect, the Company could experience a loss.

The Company is Subject to Risks Related to Bankruptcy Involving Non-U.S. Companies.  Investment in the debt of financially distressed companies domiciled outside the United States involves additional risks.  Bankruptcy law and process may differ substantially from that in the United States, resulting in greater uncertainty as to the rights of creditors, the enforceability of such rights, reorganization timing and the classification, seniority and treatment of claims.  In certain developing countries, although bankruptcy laws have been enacted, the process for reorganization remains highly uncertain, while other developing countries may have no bankruptcy laws enacted, adding further uncertainty to the process for reorganization.

The Company is Subject to Risks Relating to Creditors’ Committee and/or Board Participation.  In connection with some of the investments, the Company may, but is not obligated to, seek representation on official and unofficial creditors’ committees and/or boards (or comparable governing bodies) of the portfolio companies.  While such representation may enable the Advisor to enhance the value of the investments, it may also prevent the Company from disposing of the investments in a timely and profitable manner, because serving on a creditors’ committee increases the possibility that the Company will be deemed an “insider” or a “fiduciary” of the portfolio company.  If the Advisor concludes that its obligations owed to the other parties as a committee or group member conflict with its duties owed to the Company, it may resign from that committee or group, and the Company may not realize the benefits, if any, of participation on the committee or group.  If representation on a creditors’ committee or board causes the Company or the Advisor to be deemed affiliates or related parties of the portfolio company, the securities of such portfolio company held by the Company may become restricted securities, which are not freely tradable.  Participation on a creditors’ committee and/or board representation may also subject the Company to additional liability to which they would not otherwise be subject as an ordinary course, third-party investor.  The Company will indemnify the Advisor or any other person designated by the Advisor for claims arising from such board and/or committee representation, which could adversely affect the return on the investments.  The Company will attempt to balance the advantages and disadvantages of such representation when deciding whether and how to exercise its rights with respect to such portfolio companies, but changes in circumstances could produce adverse consequences in particular situations.

The Company is Subject to Risks of Investments in Special Situations.  The Company’s investments may involve investments in ‘event-driven’ special situations such as recapitalizations, spinoffs, corporate and financial restructurings, litigation or other liability impairments, turnarounds, management changes, consolidating industries and other catalyst-oriented situations.  Investments in such securities are often difficult to analyze, have limited trading histories and have limited in-depth research coverage and, therefore, may present an increased risk of loss to the Company.

The Company is Subject to Risks Associated with Investments in Portfolio Companies in Regulated Industries.  Certain industries are heavily regulated.  The Company may make loans to borrowers operating in industries that are subject to greater amounts of regulation than other industries generally.  These more highly regulated industries may include, among others, energy and power, gaming and healthcare.  Investments in borrowers that are subject to a high level of governmental regulation pose additional risks relative to loans to other companies generally.  Changes in applicable laws or regulations, or in the interpretations of these laws and regulations, could result in increased compliance costs or the need for additional capital expenditures.  If a portfolio company fails to comply with these requirements, it could also be subject to civil or criminal liability and the imposition of fines.  A portfolio company also could be materially and adversely affected as a result of statutory or regulatory changes or judicial or administrative interpretations of existing laws and regulations that impose more comprehensive or stringent requirements on such company.  Governments have considerable discretion in implementing regulations that could impact a portfolio company’s business, and governments may be influenced by political considerations and may make decisions that adversely affect a portfolio company’s business.  Additionally, certain portfolio companies may have a unionized workforce or employees who are covered by a collective bargaining agreement, which could subject any such portfolio company’s activities and labor relations matters to complex laws and regulations relating thereto.  Moreover, a portfolio company’s operations and profitability could suffer if it experiences labor relations problems.  A work stoppage at one or more of any such portfolio company’s facilities could have a material adverse effect on its business, results of operations and financial condition.  Any such problems additionally may bring scrutiny and attention to the Company, which could adversely affect the Company’s ability to implement its investment objective.

The Company is Subject to Risks Associated with Investments in Original Issue Discount and Payment-In-Kind Instruments.  To the extent that we invest in original issue discount or PIK instruments and the accretion of original issue discount or PIK interest income constitutes a portion of our income, we will be exposed to risks associated with the requirement to include such non-cash income in taxable and accounting income prior to receipt of cash, including the following:

•
the higher interest rates on PIK instruments reflect the payment deferral and increased credit risk associated with these instruments, and PIK instruments generally represent a significantly higher credit risk than coupon loans;

•
original issue discount and PIK instruments may have unreliable valuations because the accruals require judgments about collectability of the deferred payments and the value of any associated collateral;

•
an election to defer PIK interest payments by adding them to the principal on such instruments increases our future investment income which increases our net assets and, as such, increases the Advisor’s future base management fees which, thus, increases the Advisor’s future income incentive fees at a compounding rate;

•
market prices of PIK instruments and other zero-coupon instruments are affected to a greater extent by interest rate changes, and may be more volatile than instruments that pay interest periodically in cash. While PIK instruments are usually less volatile than zero-coupon debt instruments, PIK instruments are generally more volatile than cash pay securities;

•	the deferral of PIK interest on an instrument increases the loan-to-value ratio, which is a measure of the riskiness of a loan, with respect to such instrument;

•
even if the conditions for income accrual under accounting principles generally accepted in the United States (“GAAP”) are satisfied, a borrower could still default when actual payment is due upon the maturity of such loan;

•
for accounting purposes, cash distributions to investors representing original issue discount income do not come from paid-in capital, although they may be paid from the offering proceeds. Thus, although a distribution of original issue discount income may come from the cash invested by investors, the 1940 Act does not require that investors be given notice of this fact;

•
the required recognition of original issue discount or PIK interest for U.S. federal income tax purposes may have a negative impact on liquidity, as it represents a non-cash component of our investment company taxable income that may require cash distributions to shareholders in order to maintain our ability to maintain tax treatment as a RIC for U.S. federal income tax purposes; and

•	original issue discount may create a risk of non-refundable cash payments to the Advisor based on non-cash accruals that may never be realized.

In addition, the part of the incentive fee payable by us that relates to our net investment income is computed and paid on income that may include interest that accrues prior to being received in cash, such as original issue discount, market discount, and income arising from debt instruments with PIK interest or zero-coupon securities. If a portfolio company defaults on a loan that provides for such accrued interest, it is possible that accrued interest previously used in the calculation of the incentive fee will become uncollectible, and the Advisor will have no obligation to refund any fees it received in respect of such accrued income.

The Company is Subject to Risks Arising from Entering into a TRS Agreement.  A total return swap (“TRS”) is a contract in which one party agrees to make periodic payments to another party based on the change in the market value of the assets underlying the TRS, which may include a specified security, basket of securities or securities indices during a specified period, in return for periodic payments based on a fixed or variable interest rate. A TRS effectively adds leverage to a portfolio by providing investment exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Because of the unique structure of a TRS, a TRS often offers lower financing costs than are offered through more traditional borrowing arrangements. For purposes of computing the Company’s incentive fee on income and the incentive fee on capital gains, the calculation methodology looks through derivative financial instruments or swaps as if we owned the reference assets directly.

A TRS is subject to market risk, liquidity risk and risk of imperfect correlation between the value of the TRS and the loans underlying the TRS. In addition, we may incur certain costs in connection with the TRS that could in the aggregate be significant. A TRS is also subject to the risk that a counterparty will default on its payment obligations thereunder or that we will not be able to meet our obligations to the counterparty.

The Company is Subject to Risks Associated with Repurchase Agreements.  Subject to our investment objective and policies, we may invest in repurchase agreements as a buyer for investment purposes. Repurchase agreements typically involve the acquisition by the Company of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Company will sell the securities back to the institution at a fixed time in the future for the purchase price plus premium (which often reflects the interests). The Company does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Company could experience both delays in liquidating the underlying securities and losses, including (1) possible decline in the value of the underlying security during the period in which the Company seeks to enforce its rights thereto; (2) possible lack of access to income on the underlying security during this period; and (3) expenses of enforcing its rights. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Company generally will seek to liquidate such collateral. However, the exercise of the Company’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Company could suffer a loss.

The Company is Subject to Risks Relating to Securities Lending Agreements.  We may from time to time make secured loans of our marginable securities to brokers, dealers and other financial institutions if our asset coverage, as defined in the 1940 Act, would at least equal 150% (equivalent to $2 of debt outstanding for each $1 of equity) immediately after each such loan. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, such loans will be made only to brokers and other financial institutions that are believed by the Advisor to be of high credit standing. Securities loans are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral consisting of U.S. government securities, cash or cash equivalents (e.g., negotiable certificates of deposit, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal at all times to the market value of the securities lent. If the Company enters into a securities lending arrangement, the Advisor, as part of its responsibilities under the Advisory Agreement, will invest the Company’s cash collateral in accordance with the Company’s investment objective and strategies. The Company will pay the borrower of the securities a fee based on the amount of the cash collateral posted in connection with the securities lending program. The borrower will pay to the Company, as the lender, an amount equal to any dividends or interest received on the securities lent.

The Company may invest the cash collateral received only in accordance with its investment objective, subject to the Company’s agreement with the borrower of the securities. In the case of cash collateral, the Company expects to pay a rebate to the borrower. The reinvestment of cash collateral will result in a form of effective leverage for the Company.

Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Company, as the lender, will retain the right to call the loans and obtain the return of the securities loaned at any time on reasonable notice, and it will do so in order that the securities may be voted by the Company if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Company may also call such loans in order to sell the securities involved. When engaged in securities lending, the Company’s performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of interest through investment of cash collateral by the Company in permissible investments.

Risks Relating to Certain Regulatory Matters

The Company is Subject to Risks Relating to Regulations Governing the Company’s Operation as a BDC.  The Company will not generally be able to issue and sell its Common Shares at a price below net asset value per share. The Company may, however, sell Common Shares, or warrants, options or rights to acquire the Company’s Common Shares, at a price below the then-current net asset value per share of the Company’s Common Shares if the Company’s Board determines that such sale is in the Company’s best interests, and if investors approve such sale. In any such case, the price at which the Company’s securities are to be issued and sold may not be less than a price that, in the determination of the Company’s Board, closely approximates the market value of such securities (less any distributing commission or discount). If the Company raises additional funds by issuing Common Shares or senior securities convertible into, or exchangeable for, its Common Shares, then the percentage ownership of investors at that time will decrease, and investors may experience dilution.

The Company Must Invest a Sufficient Portion of Assets in Qualifying Assets.  The Company may not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70% of the Company’s total assets are qualifying assets.

The Company believes that most of the investments that it may acquire in the future will constitute qualifying assets. However, the Company may be precluded from investing in what it believes to be attractive investments if such investments are not qualifying assets for purposes of the 1940 Act. If the Company does not invest a sufficient portion of its assets in qualifying assets, it could violate the 1940 Act provisions applicable to BDCs. As a result of such violation, specific rules under the 1940 Act could prevent the Company, for example, from making follow-on investments in existing portfolio companies (which could result in the dilution of its position) or could require the Company to dispose of investments at inappropriate times in order to come into compliance with the 1940 Act. If the Company needs to dispose of such investments quickly, it could be difficult to dispose of such investments on favorable terms. The Company may not be able to find a buyer for such investments and, even if a buyer is found, the Company may have to sell the investments at a substantial loss. Any such outcomes would have a material adverse effect on the Company’s business, financial condition, results of operations and cash flows.

If the Company does not maintain its status as a BDC, it would be subject to regulation as a registered closed-end management investment company under the 1940 Act. As a registered closed-end management investment company, the Company would be subject to substantially more regulatory restrictions under the 1940 Act which would significantly decrease its operating flexibility.

As a Public Company, We Are Subject to Regulations Not Applicable to Private Companies, Such as Provisions of the Sarbanes-Oxley Act. Efforts to Comply With Such Regulations Will Involve Significant Expenditures, and Non-Compliance With Such Regulations May Adversely Affect Us.  As a public company, we are subject to the Sarbanes-Oxley Act, and the related rules and regulations promulgated by the SEC.  Following the transition period established by rules of the SEC, our management is required to report on our internal control over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act.  We are required to review on an annual basis our internal control over financial reporting, and on a quarterly and annual basis to evaluate and disclose changes in our internal control over financial reporting.  As a relatively new company, developing and maintaining an effective system of internal controls may require significant expenditures, which may negatively impact our financial performance and our ability to make distributions.  This process also will result in a diversion of our management’s time and attention.  We cannot be certain of when our evaluation, testing and remediation actions will be completed or the impact of the same on our operations.  In addition, we may be unable to ensure that the process is effective or that our internal controls over financial reporting are or will be effective in a timely manner.  In the event that we are unable to develop or maintain an effective system of internal controls and maintain or achieve compliance with the Sarbanes-Oxley Act and related rules, we may be adversely affected.

Our independent registered public accounting firm will not be required to formally attest to the effectiveness of our internal control over financial reporting until there is a public market for our shares, which is not expected to occur.

New or Modified Laws or Regulations Governing Our Operations May Adversely Affect Our Business.  The Company’s portfolio companies and the Company are subject to regulation by laws at the U.S. federal, state, and local levels. These laws and regulations, as well as their interpretation, may change from time to time, including as the result of interpretive guidance or other directives from the U.S. President and others in the executive branch, and new laws, regulations, and interpretations may also come into effect. Any such new or changed laws or regulations could have a material adverse effect on the Company’s business. The effects of such laws and regulations on the financial services industry will depend, in large part, upon the extent to which regulators exercise the authority granted to them and the approaches taken in implementing regulations. President Biden may support an enhanced regulatory agenda that imposes greater costs on all sectors and on financial services companies in particular.

Future legislative and regulatory proposals directed at the financial services industry that are proposed or pending in the U.S. Congress may negatively impact the operations, cash flows or financial condition of the Company or its portfolio companies, impose additional costs on portfolio companies or the Company intensify the regulatory supervision of the Company or its portfolio companies or otherwise adversely affect the Company’s business or the business of its portfolio companies. Laws that apply to the Company, either now or in the future, are often highly complex and may include licensing requirements. The licensing process can be lengthy and can be expected to subject the Company to increased regulatory oversight. Failure, even if unintentional, to comply fully with applicable laws may result in sanctions, fines, or limitations on the ability of the Company or the Advisor to do business in the relevant jurisdiction or to procure required licenses in other jurisdictions, all of which could have a material adverse effect on the Company. In addition, if the Company does not comply with applicable laws and regulations, it could lose any licenses that it then holds for the conduct of its business and may be subject to civil fines and criminal penalties.

Additionally, changes to the laws and regulations governing Company operations, including those associated with RICs, may cause the Company to alter its investment strategy in order to avail itself of new or different opportunities or result in the imposition of corporate-level taxes on us. Such changes could result in material differences to the Company’s strategies and plans and may shift the Company’s investment focus from the areas of expertise of the Advisor to other types of investments in which the Advisor may have little or no expertise or experience. Any such changes, if they occur, could have a material adverse effect on the Company’s results of operations and the value of an investor’s investment. If the Company invests in commodity interests in the future, the Advisor may determine not to use investment strategies that trigger additional regulation by the CFTC or may determine to operate subject to CFTC regulation, if applicable. If the Advisor or the Company were to operate subject to CFTC regulation, the Company may incur additional expenses and would be subject to additional regulation.

In addition, certain regulations applicable to debt securitizations implementing credit risk retention requirements that have taken effect in both the U.S. and in Europe may adversely affect or prevent the Company from entering into securitization transactions. These risk retention rules will increase the Company’s cost of funds under, or may prevent the Company from completing, future securitization transactions. In particular, the U.S. Risk Retention Rules require the sponsor (directly or through a majority-owned affiliate) of a debt securitization, such as CLOs, in the absence of an exemption, to retain an economic interest in the credit risk of the assets being securitized in the form of an eligible horizontal residual interest, an eligible vertical interest, or a combination thereof, in accordance with the requirements of the U.S. Risk Retention Rules. Given the more attractive financing costs associated with these types of debt securitizations as opposed to other types of financing available (such as traditional senior secured facilities), this increases our financing costs, which increases the financing costs ultimately be borne by the Company’s investors.

Over the last several years, there also has been an increase in regulatory attention to the extension of credit outside of the traditional banking sector, raising the possibility that some portion of the non-bank financial sector will be subject to new regulation. While it cannot be known at this time whether any regulation will be implemented or what form it will take, increased regulation of non-bank credit extension by the Biden Administration could negatively impact our operations, cash flows or financial condition, impose additional costs on us, intensify the regulatory supervision of the Company or otherwise adversely affect the Company’s business, financial condition and results of operations.

Environmental, Social, and Governance Risk.  The Company faces increasing public scrutiny related to environmental, social and governance (“ESG”) activities. The Company risks damage to its brand and reputation if it fails to act responsibly with respect to environmental stewardship, corporate governance and transparency and considering ESG factors in its investment processes. Adverse incidents with respect to ESG activities could impact the value of the Company’s brand, the cost of its operations and relationships with shareholders, all of which could adversely affect the business and results of operations. Additionally, new regulatory initiatives related to ESG could adversely affect the Company’s business.

Changes to the Dodd-Frank Act May Adversely Impact the Company. The enactment of the U.S. Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and other financial regulations curtailed certain investment activities of U.S. banks.  As a result, alternative providers of capital (such as the Company) were able to access certain investment opportunities on a larger scale.  If the restrictions under the Dodd-Frank Act are curtailed or repealed, banks may be subject to fewer restrictions on their investment activities, thereby increasing competition with the Company for potential investment opportunities.  As a result, any changes to the Dodd-Frank Act may adversely impact the Company.

The Company is Subject to Risks Relating to Pay-to-Play Laws, Regulations and Policies.  Many states, their subdivisions and associated pension plans have adopted so-called “pay-to-play” laws, rules, regulations or policies which prohibit, restrict or require disclosure of payments to, and/or certain contacts with, certain politicians or officials associated with public entities by individuals and entities seeking to do business with related entities, including seeking investments by public retirement funds in collective investment funds such as the Company. The SEC also has adopted rules that, among other things, prohibit an investment adviser from providing advisory services for compensation with respect to a government plan investor for two years after the adviser or certain of its executives or employees makes a contribution to certain elected officials or candidates for certain elected offices.  If the Advisor or the Advisor’s respective employees or affiliates violate such pay-to-play laws, rules, regulations or policies, such non-compliance could have an adverse effect on the Company by, for example, providing the basis for the ability of such government-affiliated pension plan investor to cease funding its obligations to the Company or to withdraw from the Company.

The Company is Subject to Risks Relating to Government Policies, Changes in Laws, and International Trade.  Governmental regulatory activity, especially that of the Board of Governors of the U.S. Federal Reserve System, may have a significant effect on interest rates and on the economy generally, which in turn may affect the price of the securities in which the Company plans to invest.  High interest rates, the imposition of credit controls or other restraints on the financing of takeovers or other acquisitions could diminish the number of merger tender offers, exchange offers or other acquisitions, and as a consequence have a materially adverse effect on the activities of the Company.  Moreover, changes in U.S. federal, state, and local tax laws, U.S. federal or state securities and bankruptcy laws or in accounting standards may make corporate acquisitions or restructurings less desirable or make risk arbitrage less profitable.  Amendments to the U.S. Bankruptcy Code or other relevant laws could also alter an expected outcome or introduce greater uncertainty regarding the likely outcome of an investment situation.

In addition, governmental policies could create uncertainty for the global financial system and such uncertainty may increase the risks inherent to the Company and its activities.  For example, in March 2018, the United States imposed an additional 25% tariff under Section 232 of the Trade Expansion Act of 1962, as amended, on steel products imported into the United States.  Furthermore, in May 2019, the United States imposed a 25% tariff on certain imports from China, and China reacted with tariffs on certain imports from the United States.  These tariffs and restrictions, as well as other changes in U.S. trade policy, have resulted in, and may continue to trigger, retaliatory actions by affected countries, including imposing trade sanctions on certain U.S. products.  A “trade war” of this nature has the potential to increase costs, decrease margins, reduce the competitiveness of products and services offered by current and future portfolio companies and adversely affect the revenues and profitability of companies whose businesses rely on imports and exports.  Prospective shareholders should realize that any significant changes in governmental policies (including tariffs and other policies involving international trade) could have a material adverse impact on the Company and its investments.

The Company is Subject to Risks Relating to General Data Protection Regulations.  In Europe, the General Data Protection Regulation (“GDPR”) was made effective on May 25, 2018, introducing substantial changes to current European privacy laws.  It has superseded the existing Data Protection Directive, which is the key European legislation governing the use of personal data relating to living individuals.  The GDPR provides enhanced rights to individuals with respect to the privacy of their personal data and applies not only to organizations with a presence in the European Union which use or hold data relating to living individuals, but also to those organizations that offer services to individual European Union investors.  In addition, although regulatory behavior and penalties under the GDPR remain an area of considerable scrutiny, it does increase the sanctions for serious breaches to the greater of €20 million or 4% of worldwide revenue, the impact of which could be significant.  Compliance with the GDPR may require additional measures, including updating policies and procedures and reviewing relevant IT systems, which may create additional costs and expenses for the Company and therefore the shareholders.  The Company may have indemnification obligations in respect of, or be required to pay the expenses relating to, any litigation or action as a result of any purported breach of the GDPR.  Shareholders other than individuals in the European Union may not be afforded the protections of the GDPR.

The Replacement of LIBOR With an Alternative Reference Rate May Result in an Overall Increase to Borrowing Costs or Cause Other Disruptions, Which Could Have a Material Adverse Effect on Our Results of Operations, Financial Condition and Cash Flow.  London Inter-Bank Offered Rate (“LIBOR”) was widely used as a reference for setting the interest rate on loans, bonds and derivatives globally.  The U.S. Federal Reserve, in conjunction with the Alternative Reference Rates Committee, has recommended a new reference rate derived from short-term repurchase agreements backed by Treasury securities, the Secured Overnight Financing Rate (“SOFR”).

The publication of most non-U.S. dollar LIBOR rates ceased as of the end of December 2021, although certain Sterling and Japanese yen LIBOR rates were published for a limited period following this date on the basis of a “synthetic” methodology (known as “synthetic LIBOR”). The Japanese yen synthetic LIBOR rates ceased as of the end of December 2022, the one- and six-month tenors of Sterling synthetic LIBOR ceased as of the end of March 2023, and the U.K. Financial Conduct Authority (“FCA”), which regulates ICE Benchmark Administration, the publisher of LIBOR, has announced that publication of the three-month Sterling synthetic LIBOR will cease at the end of March 2024. U.S. dollar LIBOR rates will no longer be published on a representative basis as of the end of June 2023. On March 15, 2022, the U.S. enacted federal legislation that is intended to minimize legal and economic uncertainty following U.S. dollar LIBOR’s cessation by replacing LIBOR references in certain U.S. law-governed contracts under certain circumstances with a SOFR-based rate identified in a Federal Reserve rule plus a statutory spread adjustment. On February 27, 2023, the Federal Reserve System’s final rule in connection with this law became effective, establishing benchmark replacements based on SOFR and Term SOFR (a forward-looking measurement of market expectations of SOFR implied from certain derivatives markets) for applicable tough legacy contracts governed by U.S. law. In addition, the FCA has announced that it will require the continued publication of the one-, three- and six-month tenors of U.S. dollar LIBOR on a non-representative and synthetic basis until at least the end of September 2024, which may result in certain non-U.S. law-governed contracts and U.S. law-governed contracts not covered by the applicable federal or state legislation remaining on U.S. dollar synthetic LIBOR until the end of this period.

Certain of the Company’s investments and/or other indebtedness of the Company’s portfolio companies may have interest rates with a LIBOR reference after June 30, 2023. Moreover, both the continued use of LIBOR and the transition away from LIBOR may adversely impact the Company and/or the Company’s portfolio companies. Even if replacement conventions (e.g., SOFR) are adopted in the lending and bond markets, it is uncertain whether they might affect the Company’s floating-rate investments, including by:

•
adversely impacting the pricing, liquidity, value of, return on and trading for a broad array of financial products, including any LIBOR-based or previously LIBOR-based securities, loans and derivatives that may be included in the Company’s assets;

•
requiring extensive changes to documentation that governs or references LIBOR or LIBOR-based products, including, for example, pursuant to time-consuming renegotiations of documentation to modify the terms of investments to transition away from LIBOR;

•
resulting in disputes, litigation or other actions with portfolio companies, or other counterparties, regarding the interpretation and enforceability of provisions in the Company’s LIBOR-based or previously LIBOR-based investments, such as fallback language or other related provisions, including, in the case of fallbacks to the alternative reference rates, any economic, legal, operational or other impact resulting from the fundamental differences between LIBOR and the various alternative reference rates; or

•	causing the Company to incur additional costs in relation to any of the above factors.

In addition to the Company and portfolio companies potentially needing to renegotiate some of those instruments to address a transition away from LIBOR, there also may be different conventions that arise in different but related market segments, which could result in mismatches between different assets and liabilities and, in turn, cause possible unexpected gains and/or losses for the Company or portfolio companies. Some of these replacement rates may also be subject to compounding or similar adjustments that cause the amount of any payment referencing a replacement rate not to be determined until the end of the relevant calculation period, rather than at the beginning, which could lead to administrative challenges for the Company. Furthermore, the determination of such replacement rate may require further negotiation and there can be no assurance that an agreement between the parties will be reached.

If the transition from LIBOR or the use of synthetic LIBOR results in an overall increase to borrowing costs, higher interest expense could negatively affect the financial results and valuations of our funds’ portfolio companies. There is no guarantee that a transition from LIBOR to an alternative or the use of synthetic LIBOR will not result in significant increases or volatility in risk-free benchmark rates or borrowing costs to borrowers, any of which could have a material adverse effect on our results of operations, financial condition and cash flow.

The Company is Subject to Risks Arising from Potential Controlled Group Liability.  Under certain circumstances it would be possible for the Company, along with its affiliates, to obtain a controlling interest (i.e., 80% or more) in certain portfolio companies.  This could occur, for example, in connection with a work out of the portfolio company’s debt obligations or a restructuring of the portfolio company’s capital structure.  Based on recent federal court decisions, there is a risk that the Company (along with its affiliates) would be treated as engaged in a “trade or business” for purposes of ERISA’s controlled group rules.  In such an event, the Company could be jointly and severally liable for a portfolio company’s liabilities with respect to the under funding of any pension plans which such portfolio company sponsors or to which it contributes.  If the portfolio company were not able to satisfy those liabilities, they could become the responsibility of the Company, causing it to incur potentially significant, unexpected liabilities for which reserves were not established.

The Company is Subject to Risks Related to Being an “Emerging Growth Company”. We will be and we will remain an “emerging growth company” as defined in the JOBS Act until the earlier of (a) the last day of the fiscal year (i) in which we have total annual gross revenue of at least $1.235 billion, or (ii) in which we are deemed to be a large accelerated filer, which means the market value of our shares that is held by non-affiliates exceeds $700 million as of the date of our most recently completed second fiscal quarter, and (b) the date on which we have issued more than $1.0 billion in non-convertible debt during the prior three- year period. For so long as we remain an “emerging growth company,” we may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not “emerging growth companies” including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act. We cannot predict if investors will find our shares less attractive because we will rely on some or all of these exemptions. If some investors find our shares less attractive as a result, there may be a less active trading market for our shares and our share price may be more volatile.

In addition, Section 107 of the JOBS Act also provides that an “emerging growth company” can take advantage of the extended transition period provided in Section 7(a)(2)(B) of the 1933 Act for complying with new or revised accounting standards. In other words, an “emerging growth company” can delay the adoption of certain accounting standards until those standards would otherwise apply to private companies. We will take advantage of the extended transition period for complying with new or revised accounting standards, which may make it more difficult for investors and securities analysts to evaluate us since our financial statements may not be comparable to companies that comply with public company effective dates and may result in less investor confidence.

The Company is Subject to Risks Arising from Compliance with the SEC’s Regulation Best Interest.  Broker-dealers must comply with Regulation Best Interest, which, among other requirements, enhances the existing standard of conduct for broker-dealers and natural persons who are associated persons of a broker-dealer when recommending to a retail customer any securities transaction or investment strategy involving securities to a retail customer. Regulation Best Interest imposes a duty of care for broker-dealers to evaluate reasonably available alternatives in the best interests of their clients. There are likely alternatives to us that are reasonably available to you, through your broker or otherwise, and those alternatives may be less costly or have a lower investment risk. Among other alternatives, listed BDCs may be reasonable alternatives to an investment in our Common Shares, and may feature characteristics like lower cost, less complexity, and lesser or different risks. Investments in listed securities also often involve nominal or zero commissions at the time of initial purchase. Under Regulation Best Interest, high cost, high risk and complex products may be subject to greater scrutiny by broker-dealers and their salespersons. The impact of Regulation Best Interest on broker-dealers participating in our offering cannot be determined at this time, but it may negatively impact whether broker-dealers and their associated persons recommend this offering to retail customers. If Regulation Best Interest reduces our ability to raise capital in this offering, it would harm our ability to create a diversified portfolio of investments and achieve our investment objective and would result in our fixed operating costs representing a larger percentage of our gross income.

Federal Income Tax Risks

The Company is Subject to RIC Qualification Risks. To obtain and maintain RIC tax treatment under Subchapter M of the Code, we must, among other things, meet annual distribution, income source and asset diversification requirements. If we do not qualify for or maintain RIC tax treatment for any reason and are subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions.

The Company May Experience Difficulty with Paying Required Distributions.  For federal income tax purposes, we may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as zero-coupon securities, debt instruments with PIK interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. We anticipate that a portion of our income may constitute original issue discount or other income required to be included in taxable income prior to receipt of cash. Further, we may elect to amortize market discount and include such amounts in our taxable income in the current year, instead of upon disposition, as an election not to do so would limit our ability to deduct interest expenses for tax purposes.

Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of the accrual, we may be required to make a distribution to our shareholders in order to satisfy the annual distribution requirement, even though we will not have received any corresponding cash amount. As a result, we may have difficulty meeting the annual distribution requirement necessary to qualify for and maintain RIC tax treatment under Subchapter M of the Code. We may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may not qualify for or maintain RIC tax treatment and thus may become subject to corporate-level income tax.  The resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions.

Some Investments May be Subject to Corporate-Level Income Tax. We may invest in certain debt and equity investments through taxable subsidiaries and the taxable income of these taxable subsidiaries will be subject to federal and state corporate income taxes. We may invest in certain foreign debt and equity investments which could be subject to foreign taxes (such as income tax, withholding and value added taxes).

Certain Portfolio Investments May Present Special Tax Issues.  We have and continue to expect to invest in debt securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Investments in these types of instruments may present special tax issues. U.S. federal income tax rules are not entirely clear about certain issues related to such investments such as when we may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by us, to the extent necessary, to distribute sufficient income to preserve our tax status as a RIC and minimize the extent to which we are subject to U.S. federal income or excise tax.

Legislative or Regulatory Tax Changes Could Adversely Affect Investors.  At any time, the federal income tax laws governing RICs or the administrative interpretations of those laws or regulations may be amended. The likelihood of any new legislation being enacted is uncertain. Any new laws, regulations or interpretations may take effect retroactively and could adversely affect the taxation of us or our shareholders. Therefore, changes in tax laws, regulations or administrative interpretations or any amendments thereto could diminish the value of an investment in our shares or the value or the resale potential of our investments.

The foregoing list of risk factors does not purport to be a complete enumeration or explanation of the risks involved in an investment in the Company.  Each prospective shareholder should read this entire registration statement and consult with its advisors before deciding whether to invest in the Company.  In addition, as the Company’s investment program develops and changes over time, an investment in the Company may be subject to additional and different risk factors.

USE OF PROCEEDS

We intend to use the net proceeds from this offering to (1) make investments in accordance with our investment strategy and policies, (2) reduce borrowings and repay indebtedness incurred under various financing agreements we may enter into and (3) Company repurchases under our share repurchase program. Generally, our policy is to pay distributions and operating expenses from cash flow from operations, however, we are not restricted from funding these items from proceeds from this offering or other sources and may choose to do so, particularly in the earlier part of this offering.

We seek to invest the net proceeds received in this offering as promptly as practicable after receipt thereof, and in any event generally within 90 days of each subscription closing. However, depending on market conditions and other factors, including the availability of investments that meet our investment objective, we may be unable to invest such proceeds within the time period we anticipate. Pending such investment, we may have a greater allocation to syndicated loans or other liquid investments than we otherwise would or we may make investments in cash or cash equivalents (such as U.S. government securities or certain high quality debt instruments).

We estimate that we will incur approximately $800,000 of organizational and offering expenses (excluding the shareholder servicing and/or distribution fee) in connection with the offering, or approximately 0.04% of the gross proceeds, assuming maximum gross proceeds of $2,000,000,000. Pursuant to the Expense Support Agreement, the Advisor is obligated to advance all of our Other Operating Expenses to the effect that such expenses do not exceed 1.00% (on an annualized basis) of the Company’s NAV. We will be obligated to reimburse the Advisor for such advanced expenses only if certain conditions are met. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Expense Support and Conditional Reimbursement Agreement.” Any reimbursements will not exceed actual expenses incurred by the Advisor and its affiliates.

The following tables set forth our estimate of how we intend to use the gross proceeds from this offering. Information is provided assuming that the Company sells the maximum number of shares registered in this offering, or 94,234,148 shares. The amount of net proceeds may be more or less than the amount depicted in the table below depending on the public offering price of our shares and the actual number of shares we sell in this offering. The tables below reflect the February 29, 2024 offering price of $20.87 per share.

The following tables present information about the net proceeds raised in this offering for each class, assuming that we sell the maximum primary offering amount of $2,000,000,000. The tables assume that 1/3 of our gross offering proceeds are from the sale of Class S shares, 1/3 of our gross offering proceeds are from the sale of Class D shares and 1/3 of our gross offering proceeds are from the sale of Class I shares. The number of shares of each class sold and the relative proportions in which the classes of shares are sold are uncertain and may differ significantly from what is shown in the tables below. Because amounts in the following tables are estimates, they may not accurately reflect the actual receipt or use of the gross proceeds from this offering. Amounts expressed as a percentage of net proceeds or gross proceeds may be higher or lower due to rounding.

The following table presents information regarding the use of proceeds raised in this offering with respect to Class S shares.

	Maximum Offering of $666,666,666 in Class S Shares
Gross Proceeds(1)	$666,666,667	100.00%
Upfront Sales Load(2)	$23,333,333	3.50%
Organization and Offering Expenses(3)	$266,667	0.04%
Net Proceeds Available for Investment	$643,066,667	96.46%

The following table presents information regarding the use of proceeds raised in this offering with respect to Class D shares.

	Maximum Offering of $666,666,666 in Class D Shares
Gross Proceeds(1)	$666,666,667	100.00%
Upfront Sales Load(2)	$10,000,000	1.50%
Organization and Offering Expenses(3)	$266,667	0.04%
Net Proceeds Available for Investment	$656,400,000	98.46%

The following table presents information regarding the use of proceeds raised in this offering with respect to Class I shares.

	Maximum Offering of $666,666,666 in Class I Shares
Gross Proceeds(1)		$666,666,667	100.00%
Upfront Sales Load(2)	$
Organization and Offering Expenses(3)		$266,667	0.04%
Net Proceeds Available for Investment		$666,400,000	99.96%

(1)
We intend to conduct a continuous offering of an unlimited number of Common Shares over an unlimited time period by filing a new registration statement prior to the end of the three-year period described in Rule 415 under the Securities Act; however, in certain states this offering is subject to annual extensions.

(2)	An upfront sales load of 3.50% and 1.50% is paid with respect to Class S shares and Class D shares, respectively.

(3)
The organization and offering expense numbers shown above represent our estimates of expenses to be incurred by us in connection with this offering and include estimated wholesaling expenses reimbursable by us. See “Plan of Distribution” for examples of the types of organization and offering expenses we may incur.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The information in this section contains forward-looking statements that involve risks and uncertainties. See “Risk Factors” for a discussion of the uncertainties, risks and assumptions associated with these statements. You should read the following discussion in conjunction with the financial statements and related notes and other financial information appearing elsewhere in this Registration Statement.

Overview

Kennedy Lewis Capital Company (the “Company,” “we,” “us,” and “our”) is a Delaware statutory trust structured as an externally managed, diversified closed-end management investment company that has elected to be regulated as a business development company (a “BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), and intends to elect to be treated, for U.S. federal income tax purposes, as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Company was formed on February 10, 2022 (the “Inception Date”) as a Delaware statutory trust. The Company commenced operations on February 1, 2023 as a privately offered BDC.

The Company is externally managed by Kennedy Lewis Capital Holdings LLC (the “Advisor”). The Advisor oversees the management of the Company’s activities and is responsible for making investment decisions with respect to the Company’s portfolio.

The Company’s investment objectives are to maximize the total return to its shareholders in the form of current income and, to a lesser extent, capital appreciation. The Company employs a strategy to provide capital to middle market companies, with a focus on direct originations in private, first lien, senior secured, performing credits.

Key Components of Our Results of Operations
Investments
We focus primarily on loans and securities, including syndicated loans, of private U.S. companies. Our level of investment activity (both the number of investments and the size of each investment) can and will vary substantially from period to period depending on many factors, including the amount of debt and equity capital available to private companies, the level of merger and acquisition activity for such companies, the general economic environment, trading prices of loans and other securities and the competitive environment for the types of investments we make.
Revenues
We generate revenue in the form of interest income and fees primarily from senior secured loans with some capital appreciation through nominal equity co-investments. In some cases, our debt investments may pay interest in-kind, or PIK interest. Any outstanding principal amount of our debt securities and any accrued but unpaid interest will generally become due at the maturity date. The level of interest income we receive is directly related to the balance of interest-bearing investments multiplied by the weighted average yield of our investments. We expect that the total dollar amount of interest and any dividend income that we earn will increase as the size of our investment portfolio increases.
Expenses
Except as specifically provided below, all investment professionals and staff of the Advisor, when and to the extent engaged in providing investment advisory services to us, and the base compensation, bonus and benefits, and the routine overhead expenses, of such personnel allocable to such services, will be provided and paid for by the Advisor. We will bear all other costs and expenses of our operations, administration and transactions, including, but not limited to (a) investment advisory fees, including management fees and incentive fees, to the Advisor, pursuant to the investment advisory agreement between the Company and the Advisor (as amended, the “Advisory Agreement”); (b) our allocable portion of compensation, overhead (including rent and utilities) and other expenses incurred by Kennedy Lewis Management LP (“Kennedy Lewis Management,” and together with Kennedy Lewis Capital Holdings LLC and its affiliates, “Kennedy Lewis”) as the Company’s administrator (in such capacity, the “Administrator”) in performing its administrative obligations pursuant to an administration agreement (the “Administration Agreement”), including but not limited to: (i) Chief Financial Officer and Chief Compliance Officer of the Company and their respective staffs; (ii) actual cost of goods and services used for the Company and obtained by the Administrator from entities not affiliated with the Company; and (c) all other expenses of our operations, administrations and transactions.
From time to time, the Advisor, the Administrator or their affiliates may pay third-party providers of goods or services. We will reimburse the Advisor, the Administrator or such affiliates thereof for any such amounts paid on our behalf. From time to time, the Advisor or the Administrator may defer or waive fees and/or rights to be reimbursed for expenses. All of the foregoing expenses will ultimately be borne by our shareholders.
Expense Support and Conditional Reimbursement Agreement
We have entered into an expense support and conditional reimbursement agreement (as amended, the “Expense Support Agreement”) with the Advisor.

Financial and Operating Highlights

At December 31, 2023
Investment Portfolio	$352,378,520
Net assets	$221,615,920
Debt	$195,000,000
Net asset value per share	$20.55

Portfolio Activity for the Year Ended December 31, 2023
Purchases during the period	$490,600,898
Sales and principal repayments during the period	$149,155,907
Net investments during the period	$341,444,991
Number of portfolio companies at end of period	90
Weighted average contractual interest rate of investment commitments based on par	11.05%

Portfolio and Investment Activity

We commenced investment operations on February 1, 2023. Accordingly, there is no investment activity in the comparable period for the period ended December 31, 2022.

As of December 31, 2023, our investments consisted of the following:

	December 31, 2023 Fair Value	Percentage of Total Investments at Fair Value
First Lien	$317,768,488	90.18%
Second Lien	19,050,076	5.41%
Equity	15,559,956	4.41%
Total	$352,378,520	100.00%

As of the year ended December 31, 2023, all investments were considered to be income-producing investments.

RESULTS OF OPERATIONS

We commenced investment operations on February 1, 2023, and therefore do not have prior periods with which to compare investment results. For the period from February 10, 2022 (Inception Date) through December 31, 2022, we incurred only organizational and offering costs. Our operating results for the year ended December 31, 2023, and for the period from February 10, 2022 (Inception Date) through December 31, 2022, were as follows:

	For the Year Ended December 31, 2023	For the period from February 10, 2022 (Inception Date) to December 31, 2022
Total investment income	$26,442,587	$—
Less: Net expenses	14,798,894	—
Net investment income (loss)	11,643,693	—
Net realized gains (losses)	1,566,093	—
Net change in unrealized appreciation (depreciation)	7,155,205	—
Net increase (decrease) in net assets resulting from operations	$20,364,991	$—
Net investment income (loss) per share	$1.08	$—
Net increase (decrease) in net assets resulting from operations per share	$1.89	$—

Investment Income

Investment income is primarily dependent on the composition and credit quality of our investment portfolio. Generally, we expect our debt investments to generate predictable, recurring interest income in accordance with the contractual terms of each loan. Equity securities may pay a dividend and may increase in value for which a gain may be recognized; generally, such dividend payments and gains are less predictable than interest income on our loan portfolio.

Investment income for the year ended December 31, 2023 was driven by our deployment of capital since February 1, 2023 (commencement of operations) and an increasing invested balance. There was no investment income prior to February 1, 2023. The composition of our investment income for the period from February 1, 2023 (commencement of operations) to December 31, 2023 was as follows:

For the Year Ended December 31, 2023
Interest income	$25,596,649
Dividend income	785,960
Fee income	59,978
Total investment income	$26,442,587

Operating Expenses

The composition of our operating expenses for the year ended December 31, 2023, and for the period from February 10, 2022 (Inception Date) through December 31, 2022 were as follows:

	For the Year Ended December 31, 2023	For the period from February 10, 2022 (Inception Date) to December 31, 2022
Interest and debt fee expense	$7,995,404	$—
Management fees	2,232,837	—
Income incentive fee	1,118,214	—
Capital gains incentive fee	1,090,162	—
Directors’ fees and expenses	366,663	—
Professional fees	1,927,451	—
Amortization of deferred financing costs	480,842	—
Administrative service expenses	959,377	—
Other expenses	421,401	—
Organization costs	219,684	625,598
Amortization of continuous offering costs	851,065	—
Total expenses	17,663,100	625,598
Expenses waived by the Advisor (Note 3)	(2,270,214)	(625,598)
Management fee waiver	(128,140)	—
Income incentive fee waiver	(465,852)	—
Net expenses	$14,798,894	$—

Net Realized Gains (Losses) and Net Change in Unrealized Gains (Losses) on Investments

Net realized gains (losses) and net change in unrealized gains (losses) on investments for the year ended December 31, 2023 and the period from February 1, 2022 (commencement of operations) to December 31, 2022 were as follows. There was no investing activity prior to February 1, 2023 (commencement of operations), and therefore no comparative information is included.

	For the Year Ended December 31, 2023	For the period from February 10, 2022 (commencement of operations) to December 31, 2022
Net realized gains (losses)	$1,566,093	$—
Net change in unrealized appreciation (depreciation)	7,155,205	—
Net realized and unrealized gains (losses)	$8,721,298	$—

Liquidity and Capital Resources

We generate cash from (1) private placements, at which we will accept funds from investors in connection with such investors’ purchases of Common Shares, (2) cash flows from investments and operations, and (3) borrowings from banks or other lenders. Subject to prevailing market conditions, we intend to grow our portfolio of assets by raising additional capital, including through the prudent use of leverage available to us.

Our primary uses of cash are for (1) investments in portfolio companies and other investments to comply with certain portfolio diversification requirements, (2) the cost of operations (including paying the Advisor and the Administrator), (3) debt service of any borrowings and (4) cash distributions to the Company’s shareholders.

Borrowings

We use borrowed funds, known as “leverage,” to make investments and to attempt to increase returns to our shareholders by reducing our overall cost of capital. As a BDC, we are limited in the amount of leverage we can incur under the 1940 Act. We are only allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, equals at least 150% after such borrowing. We may use leverage for investments, working capital, expenses and general corporate purposes (including to pay dividends or distributions). As of December 31, 2023, we had $195,000,000 of par value of outstanding borrowings and our asset coverage ratio of total assets to total borrowings was 213.65%, compliant with the minimum asset coverage level of 150% generally required for a BDC by the 1940 Act. We expect to maintain adequate liquidity and compliance with regulatory and contractual asset coverage requirements.

On April 20, 2023, KLCC SPV GS1 LLC, a Delaware limited liability company and newly formed subsidiary of the Company, entered into a credit agreement with Goldman Sachs Bank USA (the “Secured Credit Facility”). The maximum principal amount of the Secured Credit Facility as of December 31, 2023 is $300 million, which can be drawn in U.S. dollars subject to certain conditions. The maturity date of the Secured Credit Facility is May 1, 2028.

Amounts drawn under the Secured Credit Facility will bear interest at Term SOFR plus a margin. Advances used to finance the purchase or origination of loans under the Secured Credit Facility initially bear interest at Term SOFR plus a spread of (i) if the percentage of loans that are broadly syndicated loans (“BSL”) is 60% or higher on each day during such interest period, 3.25%, (ii) if the percentage of loans that are BSL is less than 60% during any day during such interest period but higher than 30% on each day during such interest period, 3.35% and (iii) in relation to either (A) any period in the 18 months following the closing of the Secured Credit Facility during which the percentage of loans that are BSL is less than 30% on any day during such interest period or (B) any interest period that occurs more than 18 months following the closing of the Secured Credit Facility, 3.50%. In addition, under the Secured Credit Facility, KLCC SPV GS1 LLC is required to utilize a minimum percentage of the financing commitments (such amount, the “Minimum Utilization Amount”), with unused amounts below such Minimum Utilization Amount accruing a fee (“Minimum Utilization Fee”). On November 14, 2023, the Periods and Target Utilization Percentages set forth in the Minimum Utilization Payment Table in the Secured Credit Facility were amended. Such amendments were not material to the Company’s financial statements. As of December 31, 2023, $0 was subject to the Minimum Utilization Fee. Additionally, KLCC SPV GS1 LLC is required to pay non-utilization fees (“Non-Utilization Fees”), on an amount equal to the excess (if any) of (x) the Adjusted Maximum Facility Amount in effect on such day over (y) the greater of the Minimum Utilization Amount and the Loan Amount on such day at a rate of 1.00% per annum. Each defined term without definition in this paragraph shall have the meaning ascribed to such term in the Secured Credit Facility.

The Secured Credit Facility contains customary covenants, including certain limitations on the activities of KLCC SPV GS1 LLC, including limitations on incurrence of incremental indebtedness, and customary events of default. The Secured Credit Facility is secured by a perfected first priority security interest in the assets of KLCC SPV GS1 LLC and on any payments received by KLCC SPV GS1 LLC in respect of those assets. Assets pledged to the lenders under the Secured Credit Facility will not be available to pay the other debts of the Company. As of December 31, 2023, the Company was in compliance with all covenants and other requirements under the Secured Credit Facility.

The estimated fair value of the Secured Credit Facility approximated the principal value of $195,000,000 on the consolidated statement of assets and liabilities as of December 31, 2023 and is categorized as Level III under the Accounting Standards Codification (“ASC”) 820 fair value hierarchy.

Borrowings of KLCC SPV GS1 LLC are considered borrowings of the Company for purposes of complying with the asset coverage requirements under the 1940 Act.

Sale of Unregistered Securities

The following table shows the issuances of Common Shares which were made pursuant to subscription agreements entered into with investors in connection with the continued private offering of Common Shares (“Private Offerings”) (each, a “Subscription Agreement”) during the year ended December 31, 2023:

Date of Issuance	Common Shares Issued	Subscription Price per Common Share	Aggregate Consideration
December 31, 2022	500	$20.00	$10,000
February 1, 2023	4,037,850	$20.00	$80,757,000
March 1, 2023	50,251	19.90	1,000,000
March 31, 2023	6,314,992	19.81	125,100,000
May 1, 2023	62,877	19.88	1,250,000
June 1, 2023	3,579	19.56	70,000
July 3, 2023	1,455	20.07	29,200
August 1, 2023	4,754	20.32	96,600
September 1, 2023	14,829	20.13	298,500
October 2, 2023	14,223	20.39	290,000
November 1, 2023	1,589	20.45	32,500
Totals	10,506,899		$208,933,800

Distributions

Distributions to shareholders are recorded on the record date. The amount to be distributed, if any, is determined by the Board each quarter, and is generally based upon the earnings estimated by the Advisor. The Company intends to distribute net capital gains (i.e., net long-term capital gains in excess of net short-term capital losses), if any, at least annually out of the assets legally available for such distributions. However, the Company may decide in the future to retain such capital gains for investment, incur a corporate-level tax on such capital gains, and elect to treat such capital gains as deemed distributions to shareholders.

 In addition, we have adopted a dividend reinvestment plan, pursuant to which each shareholder will receive dividends in the form of additional Common Shares unless they notify the Company that they instead desire to receive cash or a combination of cash and Common Shares as set forth below. If a shareholder receives dividends in the form of Common Shares, dividend proceeds that otherwise would have been distributed in cash will be retained by the Company for reinvestment. Shareholders who receive dividends and other distributions in the form of Common Shares generally are subject to the same U.S. federal tax consequences as investors who elect to receive their distributions in cash; however, since their cash dividends will be reinvested, those investors will not receive cash with which to pay any applicable taxes on re-invested dividends. A shareholder may elect to receive dividends and other distributions in cash or a combination of cash and Common Shares by notifying the Company in the manner set forth in the shareholder’s Subscription Agreement at least five (5) business days prior to the dividend or distribution declaration date fixed by the Board for such dividend. If such notice is received by the Company less than five (5) business days prior to the relevant dividend or distribution declaration date, then that dividend will be paid in the form of Common Shares and any subsequent dividends will be paid in cash or a combination of cash and Common Shares.

Date Declared	Record Date	Payment Date	Amount Per Share	Distribution Declared	DRP Shares Issued	Value of DRP Shares Issued
December 29, 2023	December 31, 2023	January 30, 2024	$0.04	$431,411	12,826	$263,317
November 10, 2023	December 31, 2023	January 30, 2024	$0.52	$5,608,339	166,736	$3,423,081
August 7, 2023	August 7, 2023	August 22, 2023	$0.38	$4,040,011	123,021	$3,037,048
May 9, 2023	May 9, 2023	June 29, 2023	$0.30	$3,139,941	155,348	$2,499,783
				$13,219,702	457,931	$9,223,229

Taxation as a RIC

We intend to elect to be treated as a RIC under Subchapter M of the Code. As a RIC, we generally will not be subject to corporate-level U.S. federal income taxes on any net ordinary taxable income or capital gains that we distribute as dividends for U.S. federal income tax purposes to our shareholders. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements. In addition, in order to maintain RIC tax treatment, we must distribute to our shareholders, for each tax year, an amount equal to at least 90% of our “investment company taxable income,” which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses and other taxable income other than any net capital gain reduced by deductible expenses.

Additionally, in order to avoid the imposition of a U.S. federal excise tax, we are required to distribute, in respect of each calendar year, dividends to our shareholders of an amount at least equal to the sum of 98% of our calendar year net ordinary income (not taking into account any capital gains or losses); 98.2% of our capital gain in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year; and any undistributed amounts from previous years on which we paid no U.S. federal income tax. If we fail to qualify as a RIC for any reason and become subject to corporate tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions.

Related Party Transactions and Agreements

Administration Agreement

Kennedy Lewis Management LP serves as our administrator pursuant to the Administration Agreement. Under the Administration Agreement, the Administrator furnishes the Company with office facilities and equipment and provides the Company with clerical, bookkeeping, recordkeeping and other administrative services at such facilities. The Administrator also performs, or oversees the performance of, the Company’s required administrative services, which include being responsible for the financial and other records that the Company is required to maintain and preparing reports to its shareholders and reports and other materials filed with the SEC. In addition, the Administrator assists the Company in determining and publishing its net asset value, oversees the preparation and filing of its tax returns and the printing and dissemination of reports and other materials to its shareholders, and generally oversees the payment of its expenses and the performance of administrative and professional services rendered to the Company by others. Under the Administration Agreement, the Administrator also provides managerial assistance on the Company’s behalf to those portfolio companies that have accepted the Company’s offer to provide such assistance. The Administrator, under the terms of the Administration Agreement, has retained State Street Bank and Trust Company, a Massachusetts trust company, as a sub-administrator to perform any or all of its obligations under the Administration Agreement.

Payments under the Administration Agreement are equal to an amount based upon the Company’s allocable portion (subject to the review of the Board) of the Administrator’s overhead in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions and the Company’s allocable portion of the cost of the Company’s Chief Financial Officer and Chief Compliance Officer and his or her staff.

Advisory Agreement

Subject to the overall supervision of the Board and in accordance with the 1940 Act, the Advisor manages the Company’s day-to-day operations and provides investment advisory services to the Company, pursuant to an investment advisory agreement (as amended, the “Advisory Agreement”). Under the terms of the Advisory Agreement, the Advisor (i) determines the composition of the Company’s portfolio, the nature and timing of the changes to its portfolio and the manner of implementing such changes; (ii) identifies, evaluates and negotiates the structure of the investments the Company makes; (iii) executes, closes, services and monitors the investments the Company makes; (iv) determines the securities and other assets that the Company purchases, retains or sells; (v) performs due diligence on prospective portfolio companies; and (vi) provides the Company with such other investment advisory, research and related services as the Company may, from time to time, reasonably require for the investment of its funds. Under the Advisory Agreement, the Company pays the Advisor fees for investment management services consisting of the Base Management Fee and the Incentive Fee.

For the year ended December 31, 2023, the Company incurred Base Management Fees of $2,232,837. At the Advisor’s discretion, $128,140 of the Base Management Fee was waived during the year ended December 31, 2023. For the year ended December 31, 2023, the Base Management Fee, net of waivers was $2,104,697. For the year December 31, 2023, income based Incentive Fee was $1,118,214. At the Advisor’s discretion, $465,852 of the income Incentive Fee was waived during the year ended December 31, 2023. For the year ended December 31, 2023, the Incentive fee, net of waivers was $652,362. For the year ended December 31, 2023, the Company accrued capital gains incentive fees of $1,090,162, of which $109,252 was payable on such date under the Advisory Agreement.

Co-Investment Exemptive Relief

As a BDC, the Company is subject to certain regulatory restrictions in making its investments. For example, BDCs generally are not permitted to co-invest with certain affiliated entities in transactions originated by the BDC or its affiliates in the absence of an exemptive order from the SEC. However, BDCs are permitted to, and may, simultaneously co-invest in transactions where price and quantity are the only negotiated terms. On March 6, 2023, the SEC issued the Order granting the Company’s application for exemptive relief to co-invest, subject to the satisfaction of certain conditions, in certain private placement transactions, with other funds managed by the Advisor or its affiliates. Under the terms of the Order, in order for the Company to participate in a co-investment transaction, a “required majority” (as defined in Section 57(o) of the 1940 Act) of the Company’s independent trustees must conclude that (i) the terms of the proposed transaction, including the consideration to be paid, are reasonable and fair to the Company and its shareholders and do not involve overreaching with respect of the Company or its shareholders on the part of any person concerned, and (ii) the proposed transaction is consistent with the interests of the Company’s shareholders and is consistent with the Company’s investment objectives and strategies and certain criteria established by the Board.

Expense Support and Conditional Reimbursement Agreement

The Company has entered into an Expense Support Agreement with the Advisor, pursuant to which the Advisor has contractually agreed to pay Other Operating Expenses (as defined below) of the Company on the Company’s behalf (each such payment, a “Required Expense Payment” such that Other Operating Expenses of the Company do not exceed 1.00% (on an annualized basis) of the Company’s applicable quarter-end net asset value). “Other Operating Expenses” include the Company’s organizational and offering expenses (including the Company’s allocable portion of compensation, shareholder servicing and/or distribution fees and overhead (including rent, office equipment and utilities)) and other expenses incurred by the Administrator in performing its administrative obligations under the Administration Agreement, excluding Base Management Fees and Incentive Fees owed to the Advisor and any interest expenses owed by the Company.

As of December 31, 2023 and December 31, 2022, the total expense support provided by the Advisor since inception was $2,270,214 and $625,598, respectively.

Contractual Obligations

Other than payment of fees under the Advisory Agreement and Administration Agreement noted in the “Related Party Transactions and Agreements” section, we had no payment obligations for repayment of debt and other contractual obligations as of December 31, 2023.

Off-Balance Sheet Arrangements

From time-to-time we are a party to financial instruments with off-balance sheet risk in the normal course of business in order to meet the needs of our investment in portfolio companies. Such instruments include commitments to extend credit and may involve, in varying degrees, elements of credit risk in excess of amounts recognized on our balance sheet. Prior to extending such credit, we attempt to limit our credit risk by conducting extensive due diligence, obtaining collateral where necessary and negotiating appropriate financial covenants. As of December 31, 2023, we had $8,336,031 in unfunded delayed draw term loan commitments and $6,067,963 in unfunded revolver commitments. As of December 31, 2022, we had $0 in unfunded delayed draw term loan commitments and $0 in unfunded revolver commitments.

Commitments

In the ordinary course of business, we may enter into future funding commitments. We maintain sufficient financial resources to satisfy any unfunded commitments, including cash on hand and available borrowings to fund such unfunded commitments.

Significant Accounting Estimates and Critical Accounting Policies

The Company’s consolidated financial statements have been prepared in accordance with U.S. GAAP. The Company is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) ASC Topic 946, Financial Services - Investment Companies. These consolidated financial statements reflect adjustments that in the opinion of management are necessary for the fair statement of the financial position and results of operations for the periods presented herein.

Valuation of Portfolio Investments

In accordance with Rule 2a-5 under the 1940 Act, the Board has designated the Advisor as the Company’s “Valuation Designee”. The Advisor has established a Valuation Committee that is responsible for determining in good faith the fair value of the Company’s investments in instances where there is no readily available market quotation. A readily available market quotation is not expected to exist for most of the investments in the Company’s portfolio, and the Company values these portfolio investments at fair value as determined in good faith by the Valuation Designee. Investments for which market quotations are readily available may be priced by independent pricing services. The Company has retained an external, independent valuation firm to provide data and valuation analyses on the Company’s portfolio companies.

The Advisor values the Company’s investments based on the type of financial instrument as outlined below:

Securities that are listed on a securities, commodities or futures exchange or market (including such securities when traded in the after‐hours market), will be valued (i) at their last sales prices on the date of determination on the primary exchange on which such securities were traded on such date, or (ii) at their last sales prices on the consolidated tape if such securities on the primary exchange on which such securities were traded on such date were reported on the consolidated tape, or (iii) in the event that the date of determination is not a date upon which an exchange was open for trading, on the date on which such exchange was previously open but not more than 10 days prior to the date of determination.

Securities that are not listed on an exchange but are traded over‐the‐counter will be valued at representative “bid” quotations if held long and representative “asked” quotations if held short, unless included in the NASDAQ National Market System, in which case they will be valued based upon their last sales prices (if such prices are available); provided that if the last sales price of a security does not fall between the last “bid” and “asked” price for such security on such date, the Advisor will value such security at the mean between the last “bid” and “asked” price for such security on such date. Securities not denominated in U.S. dollars will be translated into U.S. dollars at prevailing exchange rates as the Advisor may reasonably determine. All other investments will be assigned such value as the Advisor may reasonably determine. When available, quotations from brokers or pricing services will be considered in the valuation process. For example, the Advisor will utilize indicative prices from brokers or pricing services to determine the fair value of bonds and bank debt and may internally validate the quotes obtained or utilize the mean of the bid (if long) and ask (if short) quotes obtained. For these quotes to be considered for valuation purposes they must be sent directly from the brokers to the Advisor. If quotations are not readily available through pricing services or brokers for a security, financial instrument or other property, the Advisor will determine its value in such manner as the Advisor, in its sole discretion, reasonably determines. This is generally achieved by engaging a third‐party valuation firm to value such securities and provide a range of values for each position. The Advisor will then mark the position within that range.

The determination of fair value generally considers factors such as comparisons to public companies, comparable transactions, markets in which a company does business, the nature and realizable value of any collateral, discounted cash flows, earnings and ability to make payments, and market yields. If an event such as a purchase, sale, or public offering occurs, the Advisor may consider the pricing indicated by such event to corroborate its internal valuation.

FASB ASC 820 specifies a hierarchy of valuation techniques based on whether the inputs to those valuation techniques are observable or unobservable. ASC 820 also provides guidance regarding a fair value hierarchy, which prioritizes information used to measure fair value and the effect of fair value measurements on earnings and provides for enhanced disclosures determined by the level of information used in the valuation.

The Company classifies the inputs used to measure fair values into the following hierarchy:

• Level 1—Valuations are based on quoted prices in active markets for identical assets or liabilities that are accessible to the Company at the measurement date.

• Level 2—Valuations are based on similar assets or liabilities in active markets, or quoted prices identical or similar assets or liabilities in markets that are not active or for which all significant inputs are observable, either directly or indirectly and model-based valuation techniques for which all significant inputs are observable.

• Level 3—Valuations are based on inputs that are unobservable and significant to the overall fair value measurement. Level 3 assets and liabilities include financial instruments whose value is determined using pricing models incorporating significant unobservable inputs, such as discounted cash flow models and other similar valuation techniques. The valuation of Level 3 assets and liabilities generally requires significant management judgment due to the inability to observe inputs to valuation.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of observable input that is significant to the fair value measurement. The Advisor’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and it considers factors specific to the investment.

Transfers between levels, if any, are recognized at the beginning of the period in which the transfer occurs. In addition to using the above inputs in investment valuations, the Advisor applies the valuation policy approved by the Board that is consistent with ASC 820. Consistent with the valuation policy, the Advisor evaluates the source of inputs, including any markets in which its investments are trading (or any markets in which securities with similar attributes are trading), in determining fair value. When a security is valued based on prices provided by reputable dealers or pricing services (that is, broker quotes), the Advisor subjects those prices to various additional criteria in making the determination as to whether a particular investment would qualify for treatment as a Level 2 or Level 3 investment. For example, the Advisor reviews pricing provided by dealers or pricing services in order to determine if observable market information is being used, versus unobservable inputs. Some additional factors considered include the number of prices obtained as well as an assessment as to their quality, such as the depth of the relevant market relative to the size of the Company’s position.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may fluctuate from period to period. Additionally, the fair value of such investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that may ultimately be realized. Further, such investments are generally less liquid than publicly traded securities and may be subject to contractual and other restrictions on resale. If the Company were required to liquidate a portfolio investment in a forced or liquidation sale, it could realize amounts that are different from the amounts presented and such differences could be material.

In addition, changes in the market environment, including the impact of changes in broader market indices and credit spreads, and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected herein.

Investment Related Transactions, Revenue Recognition and Expenses

Investment transactions and the related revenue and expenses are recorded on a trade-date basis.  Realized gains or losses are recorded upon the sale or liquidation of investments and are calculated as the difference between the net proceeds from the sale or liquidation, if any, and the cost basis of the investment using the specific identification method. Unrealized appreciation or depreciation reflects the difference between the fair value of the investments and the cost basis of the investments. Interest income is recorded on an accrual basis and includes the accretion of discounts and amortizations of premiums. Discounts from and premiums to par value on debt investments purchased are accreted/amortized into interest income over the life of the respective security using the effective interest method. Upon prepayment of a loan or debt security, any prepayment premiums, unamortized fees and unamortized discounts are recorded as interest income.

In the general course of its business, the Company receives certain fees from portfolio companies, which are non-recurring in nature. Such fees may include loan prepayment penalties, structuring fees and loan waiver amendment fees, and commitment fees, and are recorded as other income in investment income when earned.

Certain investments may have contractual payment-in-kind (“PIK”) interest. PIK represents accrued interest that is added to the principal amount of the investment on the interest payment date rather than being paid in cash and generally becomes due at maturity or upon the investment being called by the issuer. PIK is recorded as interest income. Because the Company intends to elect to be treated as a RIC for U.S. federal income purposes under Subchapter M of the Code, therefore, this non-cash source of income must be paid out to shareholders in the form of distributions, even though the Company has not yet collected the cash.

Receivable for investments sold and payable for investments purchased represent unsettled investments.

QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

We are subject to certain financial market risks, such as interest rate fluctuations. Because we fund a portion of our investments with borrowings, our net investment income is affected by the difference between the rate at which we invest and the rate at which we borrow. As a result, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. The U.S. Federal Reserve and other central banks have raised interest rates multiple times in recent years. As a result, key base interest rates, such as SOFR, may fluctuate over time. As of December 31, 2023 and December 31, 2022, 90.18% and 0%, respectively, of investments at fair value represent floating-rate investments with a reference rate floor and 9.82% and 0%, respectively, of our debt investments at fair value represent fixed-rate investments. The following table estimates the potential changes in net cash flow generated from interest income and expenses, should interest rates increase or decrease by 100, 200 or 300 basis points. Assuming that the interim and unaudited Statement of Assets and Liabilities as of December 31, 2023 were to remain constant and that we took no actions to alter our interest rate sensitivity as of such date, the following table shows the annualized impact of hypothetical base rate changes in interest rates. Actual results could differ significantly from those estimated in the table.

Change in Interest Rates	Increase (Decrease) in Investment Income	Increase (Decrease) in Investment Expense	Increase (Decrease) in Net Investment Income
Up 300 basis points	$9,709,383	5,850,000	3,859,383
Up 200 basis points	6,472,922	3,900,000	2,572,922
Up 100 basis points	3,236,461	1,950,000	1,286,461
Down 100 basis points	(3,236,461)	(1,950,000)	(1,286,461)
Down 200 basis points	(6,472,922)	(3,900,000)	(2,572,922)
Down 300 basis points	(9,709,383)	(5,850,000)	(3,859,383)

Because we may borrow money to make investments, our net investment income may be dependent on the difference between the rate at which we borrow funds and the rate at which we invest these funds. In periods of increasing interest rates, our cost of funds would increase, which may reduce our net investment income. As a result, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income.

INVESTMENT OBJECTIVES AND STRATEGIES

We were formed on February 10, 2022, as a Delaware statutory trust. We were organized to invest primarily in newly originated senior secured debt and other securities, including syndicated loans, of private U.S. companies within the middle market.

The Company’s investment objectives are to maximize the total return to its shareholders in the form of current income and, to a lesser extent, capital appreciation. The Company’s investment objective may be changed without a vote of the holders of a majority of voting securities. The Company seeks to meet its investment objectives by:

•
utilizing the experience and expertise of Kennedy Lewis, along with its broader resources, network of relationships (including founders, management teams, minority equity owners, portfolio companies, banks, prior financing relationships, etc.), and human capital, including its capabilities as it relates to sourcing, evaluating, and structuring transactions;

•	employing a defensive investment approach focused on long-term credit performance and principal protection;

•
focusing on investing primarily in debt or other debt-like securities across the capital structure of middle market companies located in the United States and, selectively, in other North American countries and in Europe, with the ability to consider investments focused on other geographic markets;

•
investing primarily in established, stable, enterprises with positive cash flow, strong competitive positioning in their industries, experienced management teams, and diverse customer and supplier bases; and

•	maintaining rigorous portfolio monitoring in an attempt to anticipate and pre-empt negative credit events within the Company’s portfolio.

To realize its investment objectives, the Company will leverage the investment team’s experience investing across cycles, geographies, and a range of industries where members of the firm have expertise. The Company expects to generate returns primarily from interest income, fees and, to a lesser extent, capital appreciation, which collectively contribute to the Company’s expected total investment return.

The Company expects to generally self-originate senior secured loans and other private debt investments, including broadly syndicated loans, sourced through its network of relationships, including founders, management teams, minority equity owners, portfolio companies, banks and prior financing relationships. As part of the opportunistic credit strategy that Kennedy Lewis manages through its family of opportunistic private credit funds, Kennedy Lewis regularly sources loans that are appropriate for the Company’s investment strategy. These loans are generally first lien instruments in performing companies with return characteristics that the Advisor believes are appropriate for the Company to meet its investment objectives. These are loans that flow from Kennedy Lewis’ existing deal origination efforts across a range of industries and corners of the market that exhibit uncorrelated or counter-cyclical characteristics. The Advisor’s experienced team has originated and structured private investments in a variety of macro-economic environments to create diverse portfolios of loans that span multiple industries. To a lesser extent, the Company expects to invest a portion of its assets in more liquid credit investments such as high yield and/or investment grade bonds, broadly syndicated loans, CLOs, and other liquid securities, including, cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment, to, among other things, maintain liquidity for its discretionary share repurchase program and manage cash before investing subscription proceeds into origination investments, while also seeking attractive investment returns.

Most of the debt instruments in which the Company will invest are unrated or rated below investment grade. Generally, if the Company’s unrated investments were rated, they would be rated below investment grade. These securities, which are often referred to as “junk” or “high yield”, have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be difficult to value and are illiquid.

Our investments are subject to a number of risks. See “Risk Factors” for more information.

The Advisor and the Administrator

Kennedy Lewis Capital Holdings LLC, a Delaware limited liability company that is registered with the SEC as an investment adviser under the Advisers Act, manages the Company’s investment activities pursuant to an investment advisory agreement (“Kennedy Lewis Capital Holdings,” in such capacity the “Advisor”) (as amended, the “Advisory Agreement”). Kennedy Lewis Capital Holdings has entered into a resource sharing agreement (“Resource Sharing Agreement”) with Kennedy Lewis Management LP (“Kennedy Lewis Management,” and together with Kennedy Lewis Capital Holdings and its affiliates “Kennedy Lewis”), pursuant to which Kennedy Lewis Management makes certain personnel and resources available to Kennedy Lewis Capital Holdings to provide certain investment advisory services to the Company under the Advisory Agreement.

Kennedy Lewis Management serves as the Company’s administrator pursuant to an administration agreement (in such capacity, the “Administrator”) (the “Administration Agreement”). The Administrator has entered into a sub-administration agreement (the “Sub-Administration Agreement”) with State Street Bank and Trust Company, a Massachusetts trust company (the “Sub-Administrator”) under which the Sub-Administrator provides various accounting and other administrative services with respect to the Company. The Company pays the Sub-Administrator fees for services the Advisor determines are commercially reasonable in its sole discretion. The Company also reimburses the Sub-Administrator for all reasonable expenses. To the extent that the Sub-Administrator outsources any of its functions, the Sub-Administrator pays any compensation associated with such functions.  The cost of such compensation, and any other costs or expenses under the Sub-Administration Agreement, will be in addition to the cost of any services borne by the Company under the Administration Agreement.

Market Opportunity

Private credit as an asset class has grown considerably since the global financial crisis of 2008, and it is estimated that the total market size of private credit has grown five-fold to reach $1.5 trillion in 20225. We expect this growth to continue and, along with the factors outlined below, to provide a robust backdrop to what Kenney Lewis believes will be a significant number of attractive investment opportunities aligned to our investment strategy.

•
Senior Secured Loans Offer Attractive Investment Characteristics. Kennedy Lewis believes that senior secured loans benefit from their relative priority position, typically sitting as the most senior obligation in an issuer’s capital structure, often with a direct security interest in the issuer’s (or its subsidiaries’) assets.  Senior secured loans generally consist of floating rate cash interest coupons that Kennedy Lewis believes can be an attractive return attribute in a rising interest rate environment.  In addition to a current income component, senior secured loans typically include original issue discount, closing payments, commitment fees, SOFR (or similar rate) floors, call protection, and/or prepayment penalties and related fees that are additive components of total return.  The relative seniority and security of a senior secured loan, coupled with the privately negotiated nature of direct lending, help mitigate downside risk.  These attributes have contributed to senior secured loans’ comparatively strong record of recovery after a default, as such loans have historically realized a higher recovery rate than unsecured parts of an issuer’s capital structure.[6]

•
Regulatory Actions Continue to Drive Demand towards Private Financing. The direct lending market has seen notable growth and has become a viable alternative solution for middle to upper middle market borrowers seeking financing capital. Global regulatory actions that followed the 2008 financial crisis have significantly increased the cost of capital requirements for commercial banks, limiting the willingness of commercial banks to originate and retain illiquid, non-investment grade credit commitments on their balance sheets, particularly with respect to middle and upper middle market-sized issuers.  Instead, many commercial banks have adopted an “underwrite-and-distribute” approach, which Kennedy Lewis believes is often less attractive to corporate borrowers seeking certainty of capital. As a result, commercial banks’ share of the leveraged loan market declined from approximately 71% in 1994 to less than 25% in 2022[7]. Access to the syndicated leveraged loan market has also become challenging for both first time issuers and smaller scale issuers, who previously had access to the capital markets.  Issuers of tranche sizes representing less than $500 million account for approximately 7% of the new issue market as of December 31, 2022 as compared to over 49% in 2000[8].  Kennedy Lewis believes that these regulatory actions have caused a shift in the role that commercial banks play in the direct lending market for middle to upper middle market borrowers, creating a void in the financing marketplace. This void has been filled by direct lending platforms which seek to provide borrowers an alternative “originate and retain” solution. In response, corporate borrower behavior has increasingly shifted to a more conscious assessment of the benefits that direct lending platforms of strategic financing partners can offer.

•
Volatility in Credit Markets has made Availability of Capital Less Predictable. Kennedy Lewis believes that the value of direct lending platforms for borrowers hinges on providing certainty of capital at a fair economic price. Volatility in the credit markets, coupled with changes to the regulatory framework over the past several years, has resulted in an imbalance between the availability of new loans to middle market borrowers and the demand from borrowers requiring capital for acquisitions, capital expenditures, recapitalizations, refinancings and restructurings. For example, in March 2023, several financial institutions experienced a larger-than-expected decline in deposits and two banks, Silicon Valley Bank and Signature Bank, were placed into receivership, followed by First Republic Bank in May 2023. Kennedy Lewis further believes that the scarcity of the supply of traditional loan capital relative to the demand has created an environment where direct lenders can often negotiate loans with attractive returns and creditor protections.

5 Source: Preqin, Private Debt global AUM tracked as of September 2022.

6 Source: Moody’s Investors Service Ultimate Recovery Rates Data; “Corporate Defaults and Recoveries - US” as of May 18, 2021.

7 Source:  S&P LCD Quarterly Leveraged Lending Review 4Q 2022, Primary Investor Market: Banks vs. Non-bank.

8 Source:  S&P LCD Middle Market Deal Size Category Factsheet 4Q 2022.

•
Increasingly Larger Borrowers Are Finding Value in Private Solutions. Kennedy Lewis believes the opportunity set has subtly shifted toward larger borrowers in recent times. The private credit focus on the middle market was traditionally driven by borrowers’ inefficient access to capital, and the fact that such borrowers were too small to have a syndicated loan or high yield bond. Kennedy Lewis believes that as borrowers and debt advisors become more aware of the depth in the private debt space that has been created by scaled providers, they will increasingly weigh this option against public market alternatives for companies.

The Board

Overall responsibility for the Company’s oversight rests with the Board. We have entered into the Advisory Agreement with the Advisor, pursuant to which the Advisor manages the Company on a day-to-day basis. The Board is responsible for overseeing the Advisor and other service providers in our operations in accordance with the provisions of the 1940 Act, our Bylaws and applicable provisions of state and other laws. The Advisor will keep the Board informed as to the Advisor’s activities on our behalf and our investment operations and provide the Board with additional information as the Board may, from time to time, request. The Board is currently composed of five members, three of whom are Trustees who are not “interested persons” of the Company or the Advisor as defined in the 1940 Act.

Investment Selection and Process for Private Investment Portfolio

To realize its investment objectives, the Company leverages the Investment Team’s experience investing across cycles, geographies, and a range of industries where it has expertise to generally self-originate senior secured loans and other private debt investments, including broadly syndicated loans, sourced through its network of relationships, including founders, management teams, minority equity owners, portfolio companies, banks and prior financing relationships. As part of the opportunistic credit strategy that Kennedy Lewis manages through its family of opportunistic private credit funds, Kennedy Lewis regularly sources loans that are appropriate for the Company’s investment strategy. These loans are generally first lien instruments in performing companies with return characteristics that the Advisor believes are appropriate for the Company to meet its investment objectives. These are loans that flow from Kennedy Lewis’ existing deal origination efforts across a range of industries and corners of the market that exhibit uncorrelated or counter-cyclical characteristics. The Advisor’s experienced team has originated and structured private investments in a variety of macro-economic environments to create diverse portfolios of loans that span multiple industries.

In addition to investing in self-originated instruments, the Company will also invest in broadly syndicated senior secured loans. The Company expects to generate returns primarily from interest income, fees and, to a lesser extent, capital appreciation, which collectively contribute to the Company’s expected total investment return.

Investment Team

Our investment activities are under the direction of the Investment Committee and the Board.  The Investment Committee is currently comprised of David Chene, Doug Logigian, and Darren Richman. Our day-to-day activities are overseen by our Investment Team, each member of which is an officer or employee of Kennedy Lewis or its affiliate.  The Investment Team includes individuals with substantial experience in both secured loan and public credit investing and risk management.  Kennedy Lewis may change the composition of the Investment Committee and the Investment Team at any time, and Kennedy Lewis may add additional senior Investment Team members to the Investment Committee over time.  The culmination of the private investment process is typically a comprehensive Investment Committee recommendation package that details the merits, risks and research conducted to reach the investment conclusion. This package is then presented, reviewed and deliberated by the Investment Team and the Investment Committee members during the Investment Committee Meeting. The Investment Committee Meeting is the forum in which Investment Committee members can raise key questions, counter opinions, and deliberate on the investment opportunity.

Allocation of Investment Opportunities

General

Kennedy Lewis provides investment management services to registered investment companies, investment funds, client accounts, CLOs, proprietary accounts that Kennedy Lewis may establish.

Kennedy Lewis shares any investment and sale opportunities with its other clients and us in accordance with the Advisers Act and firm-wide allocation policies. Subject to the Advisers Act and as further set forth in this prospectus, certain other clients may receive certain priority or other allocation rights with respect to certain investments, subject to various conditions set forth in such other clients’ respective governing agreements.

In addition, as a BDC regulated under the 1940 Act, we are subject to certain limitations relating to co-investments and joint transactions with affiliates, which, in certain circumstances, limit the Company’s ability to make investments or enter into other transactions alongside other clients.

Co-Investment Relief

We and the Advisor have received an exemptive order from the SEC that permits us, among other things, to co-invest with certain other persons, including certain affiliates of the Advisor and certain funds managed and controlled by the Advisor and its affiliates, subject to certain terms and conditions. Pursuant to such order, our Board has established Board Criteria clearly defining co-investment opportunities in which we will have the opportunity to participate with other public or private Kennedy Lewis funds that target similar assets. If an investment falls within the Board Criteria, the Advisor must offer an opportunity for us to participate. We may determine to participate or not to participate, depending on whether Kennedy Lewis determines that the investment is appropriate for us (e.g., based on investment strategy). The co-investment would generally be allocated to us and the other Kennedy Lewis funds that target similar assets pro rata based on capital available for investment in the asset class being allocated. If the Advisor determines that such investment is not appropriate for us, the investment will not be allocated to us, but the Advisor will be required to report such investment and the rationale for its determination for us to not participate in the investment to the Board at the next quarterly board meeting.

Competition

The business of investing in debt investments is highly competitive and involves a high degree of uncertainty.  Market competition for investment opportunities includes traditional lending institutions, including commercial and investment banks, as well as a growing number of non-traditional participants, such as hedge funds, private equity funds, mezzanine funds, and other private investors, as well as BDCs, and debt-focused competitors, such as issuers of CLOs and other structured loan funds.  In addition, given our target investment size and investment type, the Advisor expects a large number of competitors for investment opportunities.  Some of these competitors may have access to greater amounts of capital and to capital that may be committed for longer periods of time or may have different return thresholds than us, and thus these competitors may have advantages not shared by us.  In addition, competitors may have incurred, or may in the future incur, leverage to finance their debt investments at levels or on terms more favorable than those available to us.  Furthermore, competitors may offer loan terms that are more favorable to borrowers, such as less onerous borrower financial and other covenants, borrower rights to cure defaults, and other terms more favorable to borrowers than current or historical norms. Strong competition for investments could result in fewer investment opportunities for us, as certain of these competitors have established or are establishing investment vehicles that target the same or similar investments that we intend to purchase.

Over the past several years, many investment funds have been formed with investment objectives similar to ours, and many such existing funds have grown in size and have added larger successor funds to their platform.  These and other investors may make competing offers for investment opportunities identified by the Advisor which may affect our ability to participate in attractive investment opportunities and/or cause us to incur additional risks when competing for investment opportunities. Moreover, identifying attractive investment opportunities is difficult and involves a high degree of uncertainty. The Advisor may identify an investment that presents an attractive investment opportunity but may not be able to complete such investment in a manner that meets our objectives.  We may incur significant expenses in connection with the identification of investment opportunities and investigating other potential investments that are ultimately not consummated, including expenses related to due diligence, transportation and legal, accounting and other professional services as well as the fees of other third-party advisors.

Non-Exchange Traded, Perpetual-Life BDC

We are non-exchange traded, meaning our shares are not listed for trading on a stock exchange or other securities market, and a perpetual-life BDC, meaning we are an investment vehicle of indefinite duration, whose common shares are intended to be sold monthly on a continuous basis at a price generally equal to our monthly NAV per share. In our perpetual-life structure, we may, at our discretion, offer investors an opportunity to repurchase their shares on a quarterly basis, but we are not obligated to offer to repurchase any in any particular quarter. We believe that our perpetual nature enables us to execute a patient and opportunistic strategy and be able to invest across different market environments. This may reduce our risk of being a forced seller of assets in market downturns compared to non-perpetual funds. While we may consider a liquidity event at any time in the future, we currently do not intend to undertake a liquidity event, and we are not obligated by the Declaration of Trust or otherwise to effect a liquidity event at any time.

FINRA Rule 2310(b)(3)(D) requires that we disclose the liquidity of prior public programs sponsored by the Advisor, in which disclosed in the offering materials was a date or time period at which the program might be liquidated, and whether the prior program(s) in fact liquidated on or around that date or during the time period. As of the date of this prospectus, the Advisor has not sponsored any prior public programs responsive to FINRA Rule 2310(b)(3)(D). See “Regulation” for more information on the regulatory framework applied to BDCs.

Emerging Growth Company

We are an “emerging growth company,” as defined by the Jumpstart Our Business Startups Act of 2012, or the “JOBS Act.” As an emerging growth company, we are eligible to take advantage of certain exemptions from various reporting and disclosure requirements that are applicable to public companies that are not emerging growth companies. For so long as we remain an emerging growth company, we will not be required to:

•	have an auditor attestation report on our internal control over financial reporting pursuant to Section 404(b) of the Sarbanes-Oxley Act;

•
submit certain executive compensation matters to shareholder advisory votes pursuant to the “say on frequency” and “say on pay” provisions (requiring a non-binding shareholder vote to approve compensation of certain executive officers) and the “say on golden parachute” provisions (requiring a non-binding shareholder vote to approve golden parachute arrangements for certain executive officers in connection with mergers and certain other business combinations) of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010; or

•
disclose certain executive compensation related items, such as the correlation between executive compensation and performance and comparisons of the chief executive officer’s compensation to median employee compensation.

In addition, the JOBS Act provides that an emerging growth company may take advantage of an extended transition period for complying with new or revised accounting standards that have different effective dates for public and private companies. This means that an emerging growth company can delay adopting certain accounting standards until such standards are otherwise applicable to private companies.

We will remain an emerging growth company for up to five years, or until the earliest of: (1) the last date of the fiscal year during which we had total annual gross revenues of $1.235 billion or more; (2) the date on which we have, during the previous three-year period, issued more than $1 billion in non-convertible debt; or (3) the date on which we are deemed to be a “large accelerated filer” as defined under Rule 12b-2 under the Exchange Act.

We do not believe that being an emerging growth company will have a significant impact on our business or this offering. As stated above, we have elected to opt in to the extended transition period for complying with new or revised accounting standards available to emerging growth companies. Also, because we are not a large accelerated filer or an accelerated filer under Section 12b-2 of the Exchange Act, and will not be for so long as our Common Shares are not traded on a securities exchange, we will not be subject to auditor attestation requirements of Section 404(b) of the Sarbanes-Oxley Act even once we are no longer an emerging growth company. In addition, so long as we are externally managed by the Advisor and we do not directly compensate our executive officers, or reimburse the Advisor or its affiliates for the salaries, bonuses, benefits and severance payments for persons who also serve as one of our executive officers or as an executive officer of the Advisor, we do not expect to include disclosures relating to executive compensation in our periodic reports or proxy statements and, as a result, do not expect to be required to seek shareholder approval of executive compensation and golden parachute compensation arrangements pursuant to Section 14A(a) and (b) of the Exchange Act.

Employees

We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees of the Advisor or its affiliates pursuant to the terms of the Advisory Agreement and the Administrator or its affiliates pursuant to the Administration Agreement. Each of our executive officers described under “Management of the Company” is employed by the Advisor or its affiliates. Our day-to-day investment operations are managed by the Advisor. The services necessary for the sourcing and administration of our investment portfolio are provided by investment professionals employed by the Advisor or its affiliates. The Investment Team will focus on origination, non-originated investments and transaction development and the ongoing monitoring of our investments. In addition, we reimburse the Administrator for its costs, expenses and allocable portion of overhead, including compensation (including salaries, bonuses and benefits) paid by the Administrator (or its affiliates) to our chief compliance officer and chief financial officer and their respective staffs as well as other administrative personnel (based on the percentage of time such individuals devote, on an estimated basis, to our business and affairs).

SENIOR SECURITIES

Information about our senior securities is shown in the following table as of the end of the audited fiscal year ended December 31, 2023. This information about our senior securities should be read in conjunction with our financial statements and related notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included elsewhere in this prospectus.
Class and year	Total Amount Outstanding		Asset Coverage Per Unit(1)	Involuntary Liquidating Preference Per Unit(2)	Market Value Per Unit(3)
December 31, 2023	$
Secured Credit Facility		195,000,000	2,136.50	-	N/A

(1) Asset coverage per unit is the ratio of the carrying value of our total assets, less all liabilities excluding indebtedness represented by senior securities in this table, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness and is calculated on a consolidated basis.
(2) The amount to which such class of senior security would be entitled upon the voluntary liquidation of the issuer in preference to any security junior to it. The “-” in this column indicates that the SEC expressly does not require this information to be disclosed for certain types of senior securities.
(3) Not applicable for any of the senior securities as they were not registered for public trading.

As of December 31, 2023, the aggregate principal amount of indebtedness outstanding was $195,000,000.

PORTFOLIO COMPANIES

The following table sets forth certain information as of December 31, 2023, for each portfolio company in which the Company had an investment. Percentages shown for class of securities held by the Company represent percentage of the class owned and do not necessarily represent voting ownership or economic ownership.

The Advisor, as the Company’s valuation designee, approved the valuation of the Company’s investment portfolio, as of December 31, 2023, at fair value as determined in good faith using a consistently applied valuation process in accordance with the Company’s documented valuation policy that has been reviewed and approved by the Board.

Portfolio Company	Address	Reference Rate and Spread	Interest Rate	Maturity Date	% of Class Held at 12/31/2023	Par Amount/ Units	Amortized Cost	Fair Value	Percentage of Net Assets
Investments-non-controlled/non- affiliated(4) Equity Investments
Services: Business
KKR Tinder TFC Aggregator L.P. (5)	14221 Dallas Pkwy, Dallas, TX, 75254-2942	-	-	-	Preferred Shares; 2.31%	14,792,309	$ 14,792,309	$ 15,559,956	7.02
Total Services: Business							$ 14,792,309	$ 15,559,956	7.02%
Total Equity Investments							$ 14,792,309	$ 15,559,956	7.02%
First and Second Lien Debt Aerospace & Defense
Arcline FM Holdings, LLC (5)	3803 Bedford Avenue, Suite 106, Nashville, TN 37215	S+5.25%	10.86%	6/23/2028		997,500	977,937	997,500	0.45
Arcline FM Holdings, LLC (12)	3803 Bedford Avenue, Suite 106, Nashville, TN 37215	S+4.75%	10.36%	6/23/2028		3,608,118	3,493,046	3,601,371	1.63
Total Aerospace & Defense							$ 4,470,983	$ 4,598,871	2.08%

Portfolio Company	Address	Reference Rate and Spread	Interest Rate	Maturity Date	% of Class Held at 12/31/2023	Par Amount/ Units	Amortized Cost	Fair Value	Percentage of Net Assets
Automotive
American Auto Auction Group, LLC (12)	14951 Dallas Parkway, Dallas, Texas 75254	S+5.00%	10.50%	12/30/2027		1,979,747	1,882,903	1,941,795	0.88
BBB Industries LLC (12)	29627 Renaissance Blvd, Daphne, AL 36526	S+5.25%	10.71%	7/25/2029		3,964,962	3,788,124	3,731,189	1.68
First Brands Group, LLC	Pawcatuck, CT 06379	S+5.00%	10.88%	3/30/2027		1,989,950	1,935,542	1,971,304	0.89
Holley Purchaser, Inc.	1801 Russellville Rd, Bowling Green, KY 42101	S+3.75%	9.22%	11/28/2028		4,392,630	3,943,707	4,224,260	1.91
PAI Holdco, Inc. (12)	3 Dakota Dr Suite 110, New Hyde Park, NY 11042	S+3.75%	9.39%	10/28/2027		1,488,520	1,420,416	1,385,261	0.63
Total Automotive							$ 12,970,692	$ 13,253,809	5.99%
Banking, Finance, Insurance & Real Estate
Acrisure, LLC (12)	One Liberty Street, New York, New York 10006	S+4.50%	9.89%	11/6/2030		4,979,950	4,895,009	4,984,083	2.25
Amynta Agency Borrower Inc. (12)	909 3rd Avenue, 33rd Floor, New York, NY 10022	S+4.25%	9.61%	2/28/2028		3,980,025	3,872,922	3,979,468	1.80
RSC Acquisition, Inc. (5)	160 Federal Street, Boston, MA 02110	S+6.00%	11.35%	11/1/2029		250,000	246,576	247,500	0.11
RSC Acquisition, Inc. (5)(6)	160 Federal Street, Boston, MA 02110	S+6.00%	11.39%	11/1/2029		1,750,000	88,311	93,928	0.04

Portfolio Company	Address	Reference Rate and Spread	Interest Rate	Maturity Date	% of Class Held at 12/31/2023	Par Amount/ Units	Amortized Cost	Fair Value	Percentage of Net Assets
Total Banking, Finance, Insurance & Real Estate							$ 9,102,818	$ 9,304,979	4.20%
Capital Equipment
Aramsco, Inc. (12)	1480 Grandview Ave, Paulsboro, NJ 08066	S+4.75%	10.10%	10/10/2030		2,554,455	2,504,437	2,549,142	1.15
Aramsco, Inc. (6)(12)	1480 Grandview Ave, Paulsboro, NJ 08066	S+4.75%	-	10/10/2030		445,545	-	(927)	0.00
Crosby US Acquisition Corp. (8)(12)	2600 North Central Expressway, Richardson, TX 75080	S+4.75%	10.21%	6/26/2026		618,262	605,879	618,522	0.28
DS Parent Inc. (7)	1 Extrusion Dr, Pawcatuck, CT 06379	S+5.50%	10.81%	12/13/2030		3,000,000	2,850,000	2,857,500	1.29
DXP Enterprises, Inc. (5)(12)	1401 W Blancke St, Linden, NJ 07036	S+4.75%	10.29%	10/11/2030		1,995,000	1,965,563	1,999,988	0.90
Eagle Parent Corp. (12)	2250 Pilot Knob Road, Suite 100, Mendota Heights, MN 55120	S+4.25%	9.64%	4/2/2029		2,977,273	2,945,687	2,943,778	1.33
FCG Acquisitions Inc. (12)	2108 Crown View Drive, Charlotte, NC 28227	S+4.75%	10.11%	3/31/2028		1,636,067	1,602,979	1,631,813	0.74
LSF12 Badger Bidco LLC (12)	N19 W24200 Riverwood Drive, Suite 300, Waukesha, WI 53188	S+6.00%	11.36%	8/30/2030		3,000,000	2,934,606	2,985,000	1.35

Portfolio Company	Address	Reference Rate and Spread	Interest Rate	Maturity Date	% of Class Held at 12/31/2023	Par Amount/ Units	Amortized Cost	Fair Value	Percentage of Net Assets
MEI Buyer LLC (5)(6)(12)	421 Water Avenue, Albany, Oregon 97321	S+6.50%	-	6/29/2029		2,650,602	(23,232)	(26,952)	(0.01)
MEI Buyer LLC (5)(6)(12)	421 Water Avenue, Albany, Oregon 97321	S+6.50%	-	6/29/2029		2,409,639	(33,525)	(48,313)	(0.02)
MEI Buyer LLC (5)(12)	421 Water Avenue, Albany, Oregon 97321	S+6.50%	11.86%	6/29/2029		15,183,633	14,751,482	14,752,721	6.66
Total Capital Equipment							$ 30,103,876	$ 30,262,272	13.67%
Chemicals, Plastics & Rubber
Cyanco Intermediate 2 Corp. (12)	2245 Texas Drive, Suite 500, Sugar Land, TX 77479	S+4.75%	10.11%	7/10/2028		2,992,500	2,936,542	2,997,498	1.35
LSF11 A5 Holdco LLC (8)(12)	955 Hwy 57, Collierville, TN 38017	S+4.25%	9.71%	10/15/2028		3,980,000	3,917,098	3,986,647	1.80
Windsor Holdings III, LLC (12)	3075 Highland Pkwy Ste 200, Downers Grove, IL 60515	S+4.50%	9.84%	8/1/2030		1,995,000	1,980,625	2,005,593	0.90
Total Chemicals, Plastics & Rubber							$ 8,834,265	$ 8,989,738	4.05%
Construction & Building
Brand Industrial Services Inc. (12)	600 Galleria Parkway SE, Suite 1100, Atlanta, GA 30339	S+5.50%	10.88%	8/1/2030		1,995,000	1,918,230	1,980,756	0.89

Portfolio Company	Address	Reference Rate and Spread	Interest Rate	Maturity Date	% of Class Held at 12/31/2023	Par Amount/ Units	Amortized Cost	Fair Value	Percentage of Net Assets
GeoStabilization International, LLC (12)	4475 E 74th Ave, Commerce City, CO	S+5.25%	10.80%	12/19/2028		2,000,000	1,980,493	1,985,000	0.90
Oscar AcquisitionCo, LLC (12)	5005 LBJ Freeway Suite 1050, Dallas, TX 75244	S+4.50%	9.95%	4/29/2029		1,738,072	1,691,987	1,718,518	0.78
Recess Holdings, Inc. (5)(12)	544 Chestnut Street, Chattanooga, TN 37402	S+4.00%	9.39%	3/29/2027		1,995,000	1,976,689	2,004,975	0.90
Total Construction & Building							$ 7,567,399	$ 7,689,249	3.47%
Consumer Goods: Durable
Champ Acquisition Corporation (12)	7760 France Avenue South, Suite 400, Minneapolis, MN, 55435	S+5.50%	11.11%	12/19/2025		1,481,690	1,481,690	1,485,395	0.67
Varsity Brands, Inc. (12)	14460 Varsity Brand Way, Dallas, TX 75244	S+5.00%	10.47%	12/15/2026		1,982,481	1,894,763	1,968,445	0.89
Total Consumer Goods: Durable							$ 3,376,453	$ 3,453,840	1.56%
Consumer Goods: Non-Durable
American Greetings Corporation (12)	1 American Blvd., Westlake, OH 44145	S+6.00%	11.35%	4/6/2028		1,481,269	1,457,513	1,483,743	0.67
BCPE Empire Holdings, Inc. (12)	255 Route 1 & 9, Jersey City NJ, 07306	S+4.75%	10.11%	12/11/2028		3,980,000	3,959,431	3,986,965	1.80

Portfolio Company	Address	Reference Rate and Spread	Interest Rate	Maturity Date	% of Class Held at 12/31/2023	Par Amount/ Units	Amortized Cost	Fair Value	Percentage of Net Assets
Gloves Buyer, Inc. (5)(12)	25 British American Blvd., Latham, NY 12110	S+5.00%	10.47%	12/29/2027		1,995,000	1,923,179	1,960,088	0.88
IBG Borrower LLC (5)(12)	251 Royal Palm Way, Suite 600, Palm Beach, FL 33480	S+6.00%	11.50%	8/22/2029		9,937,500	9,839,190	9,839,190	4.44
Journey Personal Care Corp. (7)	234 Kingsley Park Drive, Fort Mill SC 29715	S+4.25%	9.72%	3/1/2028		5,006,986	4,649,291	4,927,725	2.22
KDC/one Development Corporation, Inc. (9)(12)	375 Blvd. Roland-Therrien, Suite 210, Longueuil, Quebec J4H 4A6 Canada	S+5.00%	10.36%	8/15/2028		4,000,000	3,885,951	3,954,000	1.78
Kronos Acquisition Holdings Inc. (12)	101 MacIntosh Blvd, Concord, ON L4K 4R5, Canada	S+6.00%	11.54%	12/22/2026		2,608,832	2,573,424	2,610,476	1.18
Wellness Merger Sub, Inc. (12)	6525 Carnegie Blvd Suite 300, Charlotte, NC 28211	S+6.00%	11.61%	6/30/2026		3,925,000	3,726,426	3,840,769	1.73
Total Consumer Goods: Non-Durable							$ 32,014,405	$ 32,602,956	14.70%
Containers, Packaging & Glass
Pretium Packaging, LLC (12)	15450 South Outer Forty Five, Suite 120, Chesterfield, MO 63017	S+5.00%	10.39%	10/2/2028		498,028	485,969	487,136	0.22

Portfolio Company	Address	Reference Rate and Spread	Interest Rate	Maturity Date	% of Class Held at 12/31/2023	Par Amount/ Units	Amortized Cost	Fair Value	Percentage of Net Assets
Pretium Packaging, LLC	15450 South Outer Forty Five, Suite 120, Chesterfield, MO 63017	S+4.60%	9.99%	10/2/2028		1,860,170	1,656,502	1,444,738	0.65
Tank Holding Corp. (5)(6)(12)	2651 Cooper Ave, Merced, CA 95348	S+6.00%	11.46%	3/31/2028		1,635,981	530,856	480,337	0.22
Tank Holding Corp. (5)(12)	2651 Cooper Ave, Merced, CA 95348	S+5.75%	11.21%	3/31/2028		994,950	967,159	950,177	0.43
Tank Holding Corp. (5)(12)	2651 Cooper Ave, Merced, CA 95348	S+6.00%	11.46%	3/31/2028		3,791,852	3,701,274	3,630,698	1.64
Total Containers, Packaging & Glass							$ 7,341,760	$ 6,993,086	3.16%
Energy: Electricity
Parkway Generation, LLC	500 Alexander Park Dr Suite 300, Princeton, NJ 08540	S+4.75%	10.39%	2/18/2029		991,093	961,834	951,271	0.43
Potomac Energy Center, LLC (5)	2901 Telestar Ct Ste 400, Falls Church, Virginia, 22042	S+6.00%	11.61%	11/12/2026		12,513,956	11,764,326	11,811,458	5.33
Total Energy: Electricity							$ 12,726,160	$ 12,762,729	5.76%

Portfolio Company	Address	Reference Rate and Spread	Interest Rate	Maturity Date	% of Class Held at 12/31/2023	Par Amount/ Units	Amortized Cost	Fair Value	Percentage of Net Assets
Energy: Oil & Gas
Epic Crude Services, LP (12)	18615 Tuscany Stone, Suite 300, San Antonio, TX 78258	S+5.00%	10.93%	3/2/2026		4,976,857	4,800,437	4,951,973	2.23
Total Energy: Oil & Gas							$ 4,800,437	$ 4,951,973	2.23%
Environmental Industries
EnergySolutions, LLC (12)	299 South Main Street, Ste. 1700, Salt Lake City, UT 84111	S+4.00%	9.36%	9/20/2030		997,500	985,417	995,505	0.45
Heritage-Crystal Clean, Inc.	2000 Center Drive, Suite East C300, Hoffman Estates, IL 60192	S+5.00%	10.40%	10/17/2030		1,000,000	975,516	1,000,000	0.45
The Action Environmental Group, Inc. (5)(6)	300 Frank W Burr Blvd Ste 39, Teaneck, NJ, 07666-6730	S+4.50%	-	10/24/2030		130,435	(949)	326	0.00
The Action Environmental Group, Inc. (5)	300 Frank W Burr Blvd Ste 39, Teaneck, NJ, 07666-6730	S+4.50%	9.88%	10/24/2030		869,565	856,763	871,739	0.39
Patriot Container Corp. (12)	6525 Carnegie Blvd suite 300, Charlotte, NC 28211	S+3.75%	9.21%	3/20/2025		2,973,712	2,821,296	2,842,988	1.28
Total Environmental Industries							$ 5,638,043	$ 5,710,558	2.57%

Portfolio Company	Address	Reference Rate and Spread	Interest Rate	Maturity Date	% of Class Held at 12/31/2023	Par Amount/ Units	Amortized Cost	Fair Value	Percentage of Net Assets
Healthcare & Pharmaceuticals
Charlotte Buyer, Inc. (12)	3350 Riverwood Pkwy Ste 1400, Atlanta, GA 30339	S+5.25%	10.61%	2/11/2028		2,458,778	2,398,398	2,466,622	1.11
Covetrus, Inc. (12)	12 Mountfort Street, Portland, ME 04101	S+5.00%	10.35%	10/13/2029		994,987	987,788	993,127	0.45
Heartland Dental, LLC (12)	1200 Network Centre Dr, Effingham, IL 62401	S+5.00%	10.36%	4/28/2028		2,560,524	2,475,494	2,551,332	1.15
Help At Home, Inc.	33 South State Street Fifth Floor, Chicago, IL 60603	S+5.00%	10.46%	10/29/2027		992,349	979,161	981,810	0.44
Imagefirst Holdings, LLC (12)	900 East 8th Avenue, Suite 200, King of Prussia, PA 19406	S+5.00%	10.72%	4/27/2028		3,316,667	3,242,402	3,300,083	1.49
Imagefirst Holdings, LLC (6)(12)	900 East 8th Avenue, Suite 200, King of Prussia, PA 19406	S+5.00%	-	4/27/2028		666,667	(14,593)	(3,333)	0.00
Pediatric Associates Holding Company, LLC (12)	900 S Pine Island Rd, Plantation, FL 33324	S+4.50%	9.97%	12/29/2028		995,000	958,313	960,175	0.43
PetVet Care Centers, LLC (5)(6)(12)	1 Gorham Island, Westport, CT 06880	S+6.00%	-	11/15/2029		1,768,583	(34,430)	(34,430)	(0.02)
PetVet Care Centers, LLC (5)(12)	1 Gorham Island, Westport, CT 06880	S+6.00%	11.36%	11/15/2030		13,559,139	13,291,418	13,291,418	6.00

Portfolio Company	Address	Reference Rate and Spread	Interest Rate	Maturity Date	% of Class Held at 12/31/2023	Par Amount/ Units	Amortized Cost	Fair Value	Percentage of Net Assets
PetVet Care Centers, LLC (5)(6)(12)	1 Gorham Island, Westport, CT 06880	S+6.00%	-	11/15/2030		1,768,583	(17,354)	(17,354)	(0.01)
Physician Partners LLC (12)	1414 SW Martin Luther King Jr., Ocala, FL 34474	S+4.00%	9.53%	12/26/2028		992,424	942,802	935,360	0.42
Southern Veterinary Partners, LLC (12)	2204 Lakeshore Dr, Suite 325, Birmingham, AL 35209	S+4.00%	9.47%	10/5/2027		1,492,308	1,485,297	1,485,965	0.67
Star Parent, Inc. (12)	1030 Sync Street Morrisville, North Carolina, 27560	S+4.00%	9.35%	9/27/2030		5,000,000	4,927,218	4,935,400	2.23
Team Services Group (12)	3131 Camino Del Rio N. Suite 650, San Diego, CA 92108	S+5.00%	10.88%	12/20/2027		988,579	971,239	979,316	0.44
NMN Holdings III Corp. (5)	155 Franklin Road. Suite 100, Brentwood, TN 37027	S+3.50%	8.97%	11/13/2025		3,141,804	2,916,393	3,086,823	1.39
Total Healthcare & Pharmaceuticals							$ 35,509,546	$ 35,912,314	16.19%
High Tech Industries
AQA Acquisition Holding, Inc. (12)	450 Artisan Way, Somerville, MA 02145	S+4.25%	9.89%	3/3/2028		865,941	854,327	863,992	0.39
Endure Digital Inc. (12)	5335 Gate Pkwy, Jacksonville, FL 32256	S+3.50%	9.42%	2/10/2028		989,848	907,221	966,032	0.44

Portfolio Company	Address	Reference Rate and Spread	Interest Rate	Maturity Date	% of Class Held at 12/31/2023	Par Amount/ Units	Amortized Cost	Fair Value	Percentage of Net Assets
Particle Investments S.a.r.l. (8)(10)	14, Rue Robert Stümper, Luxembourg, L-2557, LU	L+5.25%	10.72%	5/24/2027		989,080	983,761	984,135	0.44
TGG TS Acquisition Company (12)	2439 Bertelkamp Lane, Knoxville, TN 37931	S+6.50%	11.97%	12/14/2025		1,163,697	1,162,703	1,114,240	0.50
Ultimate Software Group Inc. (12)	2000 Ultimate Way, Weston, FL 33326	S+4.50%	9.99%	5/4/2026		1,990,000	1,948,747	1,994,975	0.90
Total High Tech Industries							$ 5,856,759	$ 5,923,374	2.67%
Hotel, Gaming & Leisure
Fertitta Entertainment, LLC (12)	1510 W. Loop South, Houston, TX 77027	S+4.00%	9.36%	1/27/2029		992,424	976,722	992,216	0.45
Ranger Holdco Spe LLC (5)	650 Madison Ave, New York, 10022	15.00% PIK	15.00%	8/8/2028		17,775,581	16,498,048	19,050,076	8.60
TouchTunes Interactive Networks, Inc. (12)	850 3rd Avenue, Suite 15C, New York, NY 10022	S+5.00%	10.35%	4/2/2029		2,230,496	2,228,284	2,208,748	1.00
Total Hotel, Gaming & Leisure							$ 19,703,054	$ 22,251,040	10.05%
Media: Advertising, Printing & Publishing
Renaissance Holding Corp. (12)	2911 Peach Street, Wisconsin Rapids, WI 54494	S+4.75%	10.11%	4/5/2030		4,920,617	4,796,646	4,932,230	2.23

Portfolio Company	Address	Reference Rate and Spread	Interest Rate	Maturity Date	% of Class Held at 12/31/2023	Par Amount/ Units	Amortized Cost	Fair Value	Percentage of Net Assets
Simon & Schuster Inc.	1230 Avenue of the Americas, New York, NY 10020	S+4.00%	9.39%	10/30/2030		2,000,000	1,987,774	2,005,000	0.90
Total Media: Advertising, Printing & Publishing							$ 6,784,420	$ 6,937,230	3.13%
Media: Broadcasting & Subscription
Neptune Bidco US Inc. (12)	675 6th Ave, New York, NY 10011	S+5.00%	10.51%	4/11/2029		5,273,500	4,876,118	4,805,477	2.17
Total Media: Broadcasting & Subscription							$ 4,876,118	$ 4,805,477	2.17%
Metals & Mining
Arsenal AIC Parent LLC (12)	201 Isabella Street, Suite 400, Pittsburgh, PA 15212-5872	S+4.50%	9.86%	8/18/2030		2,992,500	2,963,608	3,000,909	1.35
Total Metals & Mining							$ 2,963,608	$ 3,000,909	1.35%
Retail
Staples, Inc.	500 Staples Drive, Framingham, MA 01702	L+4.50%	9.96%	9/12/2024		997,389	993,762	996,142	0.45
Staples, Inc. (12)	500 Staples Drive, Framingham, MA 01702	L+5.00%	10.46%	4/16/2026		994,792	948,840	939,700	0.42
Total Retail							$ 1,942,602	$ 1,935,842	0.87%

Portfolio Company	Address	Reference Rate and Spread	Interest Rate	Maturity Date	% of Class Held at 12/31/2023	Par Amount/ Units	Amortized Cost	Fair Value	Percentage of Net Assets
Services: Business
AMCP Clean Acquisition Company, LLC	1 West Mayflower Avenue, Las Vegas, NV 89030	S+4.40%	9.79%	6/16/2025		2,769,264	2,635,484	2,592,142	1.17
AVSC Holding Corp.	5100 North River Road, Schiller Park, IL 60176	S+3.00%/.25% PIK	8.96%	3/3/2025		3,971,771	3,866,219	3,881,175	1.75
DTI Holdco, Inc. (12)	777 3rd Ave 12th Floor, New York, NY 10017	S+4.75%	10.13%	4/26/2029		1,484,962	1,435,033	1,465,346	0.66
Inmar, Inc. (12)	1 W. 4th St., Suite 500, Winston-Salem, NC 27101	S+5.50%	10.8560%	5/1/2026		2,985,000	2,956,521	2,942,702	1.33
J-O Building Company LLC (5)(12)	7500 Excelsior Blvd, Saint Louis Park, MN 55426	S+6.75%	12.14%	5/25/2028		13,883,430	13,691,583	13,866,076	6.26
Lincoln Metal Shop, Inc. (5)(12)	415 N. Salsipuedes St., Santa Barbara, California 93103, US	S+6.00%	11.51%	6/7/2027		23,171,389	22,764,069	23,142,424	10.44
Nielsen Consumer Inc. (8)(12)	200 West Jackson Boulevard, Chicago, Illinois 60606	S+6.25%	11.61%	3/6/2028		3,980,000	3,576,958	3,887,465	1.75
RelaDyne Inc. (12)	8280 Montgomery Road, Suite 101, Cincinnati, OH 45236	S+4.25%	9.61%	12/22/2028		1,984,848	1,919,948	1,973,694	0.89

Portfolio Company	Address	Reference Rate and Spread	Interest Rate	Maturity Date	% of Class Held at 12/31/2023	Par Amount/ Units	Amortized Cost	Fair Value	Percentage of Net Assets
RelaDyne Inc. (12)	8280 Montgomery Road, Suite 101, Cincinnati, OH 45236	S+5.00%	10.36%	12/22/2028		1,990,000	1,899,814	1,985,025	0.90
Ryan, LLC (6)	Three Galleria Tower 13155 Noel Road Suite 100, Dallas, TX 75240-5090	S+4.50%	-	11/14/2030		190,476	-	417	0.00
Ryan, LLC	Three Galleria Tower 13155 Noel Road Suite 100, Dallas, TX 75240-5090	S+4.50%	9.86%	11/14/2030		1,809,524	1,773,798	1,813,487	0.82
Sales Performance International, LLC (5)(12)	Two Commerce Square, 2001 Market Street, Suite 2850, Philadelphia, PA 19103	S+6.50%	11.88%	8/24/2028		16,884,848	16,554,921	16,554,921	7.47
Sales Performance International, LLC (5)(6)(12)	Two Commerce Square, 2001 Market Street, Suite 2850, Philadelphia, PA 19103	S+6.50%	11.69%	8/24/2028		3,030,303	1,274,596	1,274,596	0.58
USA Debusk LLC (5)(12)	1005 West Eighth Street, Deer Park, TX 77536	S+6.50%	11.96%	9/8/2026		3,000,000	2,940,662	2,996,250	1.35

Portfolio Company	Address	Reference Rate and Spread	Interest Rate	Maturity Date	% of Class Held at 12/31/2023	Par Amount/ Units	Amortized Cost	Fair Value	Percentage of Net Assets
USA Debusk LLC (5)(12)	1005 West Eighth Street, Deer Park, TX 77536	S+6.50%	11.96%	9/8/2026		9,975,000	9,800,216	9,962,531	4.50
Total Services: Business							$ 87,089,822	$ 88,338,251	39.87%
Services: Consumer
Mckissock Investment Holdings LLC	12977 N 40 Dr Ste 108, Saint Louis, MO, 63141-8654	S+5.00%	10.38%	3/12/2029		2,500,000	2,438,535	2,492,700	1.12
Spring Education Group, Inc. (12)	1615 West Chester Pike Ste 200, West Chester, PA 19382	S+4.50%	9.85%	10/4/2030		4,000,000	3,950,776	4,009,000	1.81
Total Services: Consumer							$ 6,389,311	$ 6,501,700	2.93%
Transportation: Cargo
Carriage Purchaser, Inc. (12)	3040 Post Oak Blvd. Suite 300, Houston, TX 77056	S+4.25%	9.72%	10/2/2028		1,489,828	1,464,945	1,459,108	0.66
LaserShip, Inc. (12)	1912 Woodford Road, Vienna, VA 22182	S+4.50%	10.40%	5/7/2028		2,008,116	1,805,022	1,839,092	0.83
Odyssey Logistics & Technology Corporation (12)	100 Reserve Rd, Danbury, CT 06810	S+4.50%	9.86%	10/12/2027		997,500	979,241	987,944	0.45
Total Transportation: Cargo							$ 4,249,208	$ 4,286,144	1.94%
Utilities: Electric
Cricket Valley Energy Center (5)(7)(12)	2241 NY-22, Dover Plains, NY 12522	S+3.90%	9.25%	6/30/2025		2,966,340	2,729,032	2,765,074	1.25

Portfolio Company	Address	Reference Rate and Spread	Interest Rate	Maturity Date	% of Class Held at 12/31/2023	Par Amount/ Units	Amortized Cost	Fair Value	Percentage of Net Assets
Generation Bridge Northeast, LLC (12)	200 Clarendon Street, 55th Floor, Boston, MA 02116	S+4.25%	9.61%	8/22/2029		2,937,057	2,908,829	2,945,633	1.33
Invenergy Thermal Operating I LLC (12)	1 S Wacker Dr STE 1800, Chicago, IL 60606	S+4.50%	9.92%	8/14/2029		2,807,143	2,752,178	2,803,634	1.27
Lackawanna Energy Center LLC (12)	One South Wacker, 1 S Wacker Dr #1800, Chicago, IL 60603	S+5.00%	10.36%	8/3/2029		4,100,181	3,983,506	4,045,525	1.83
Lackawanna Energy Center LLC (12)	One South Wacker, 1 S Wacker Dr #1800, Chicago, IL 60603	S+5.00%	10.36%	8/6/2029		889,518	864,204	877,660	0.40
St. Joseph Energy Center, LLC (5)(12)	2390 Winewood Ave, Ann Arbor, MI 48103	S+4.25%	9.71%	10/5/2028		2,966,613	2,881,518	2,914,697	1.32
Total Utilities: Electric							$ 16,119,267	$ 16,352,223	7.40%
Total First and Second Lien Debt							$ 330,431,006	$ 336,818,564	151.98%
Total Investments-non-controlled/non-affiliated							$ 345,223,315	$ 352,378,520	159.00%
Total Investments Portfolio							$ 345,223,315	$ 352,378,520	159.00%

Portfolio Company	Amortized Cost	Fair Value	Percentage of Net Assets
Cash Equivalents
State Street Institutional Money Market Fund (11)	69,473,744	69,473,744
Total Cash Equivalents	69,473,744	69,473,744	31.35%
Total Portfolio Investments and Cash Equivalents	$414,697,059	$421,852,264	190.35%
Liabilities in excess of Other Assets		$(200,236,344)	(90.35)%
Net Assets		$221,615,920	100%

(1) Unless otherwise indicated, issuers of debt and equity investments held by the Company are domiciled in the United States.

(2) Represents the actual interest rate for partially or fully funded debt in effect as of the reporting date. PIK represents payment-in-kind interest that is accrued and recorded as interest income at the contractual rates, increases the loan principal on the respective capitalization dates, and is generally due at maturity. Certain investments are subject to an interest rate floor. Variable rate loans bear interest at a rate that may be determined by the larger of the floor or the reference to either LIBOR (“L”), SOFR including SOFR adjustment, if any, (“S”), SONIA (“SN”), or alternate base rate (commonly based on the U.S. Prime Rate (“P”), unless otherwise noted) at the borrower’s option, which reset periodically based on the terms of the credit agreement and S loans are typically indexed to 6 month, 3 month or 1 month L or S rates. As of December 31, 2023, rates for the 6 month, 3 month and 1 month L are 5.59%, 5.59%, and 5.47%, respectively. As of December 31, 2023, 6 month, 3 month and 1 month S are 5.16%, 5.33% and 5.35%, respectively.

(3) The cost represents the original cost adjusted for the amortization of discounts and premiums, as applicable, on debt investments using the effective interest method in accordance with accounting principles generally accepted in the United States of America U.S. GAAP.

(4) Unless otherwise indicated, issuers of debt investments held by the Company are denominated in dollars. All debt and equity investments are income producing unless otherwise indicated.

(5) Investments valued using unobservable inputs (Level 3). Fair value was determined in good faith by or under the direction of the Company’s Valuation Designee, under the supervision of the Board, pursuant to the Company’s valuation policy.

(6) Position or portion thereof is an unfunded loan commitment, and no interest is being earned on the unfunded portion, although the investment may be subject to unused commitment fees. Negative cost and fair values are the result of the commitment being valued below par.

(7) Position or portion thereof unsettled as of December 31, 2023.

(8) The investment is not a qualifying asset under Section 55(a) of the 1940 Act. The Company may not acquire any non-qualifying asset unless, at the time of acquisition, qualifying assets represent at least 70% of the Company’s total assets. As of December 31, 2023, non-qualifying assets totaled 2.17% of the Company’s total assets.

(9) The issuer of this investment is domiciled in Canada.

(10) The issuer of this investment is domiciled in Luxembourg.

(11) The annualized seven-day yield as of December 31, 2023 is 5.07%.

(12) Investment is pledged as collateral for the Secured Credit Facility.

Description of Portfolio Companies
Set forth below is a brief description of each of the portfolio companies that constituted over five percent of the Company’s net assets as of December 31, 2023.
KKR Tinder TFC Aggregator L.P.

Freeman is the largest provider of general contracting services to the live events industry, with a particular focus on trade shows. Their primary responsibility is to provide the labor, services, and equipment necessary to transform an empty space into a live trade show.

MEI Buyer LLC

MEI Rigging & Crating is the leading US provider of rigging, machinery moving, millwrighting, industrial storage, and equipment crating services of critical equipment.

Potomac Energy Center, LLC

Potomac Energy Center provides fossil electric generation services.

PetVet Care Centers, LLC

PetVet is the fourth-largest veterinary practice operator in the US with 450 veterinary hospitals across 39 states. As a consolidator, PetVet utilizes a local branding strategy and reduces the administrative burden for veterinarians by centralizing corporate costs and rationalizing regional footprints.

Ranger Holdco Spe LLC

The Rio is a 2,520 room key resort adjacent to the Las Vegas strip, including a 220,000 square foot convention and exhibition center, a 100,000 square foot casino, 5 entertainment venues with over 4,000 seats, and 18 food and beverage retail venues in excess of 200,000 square feet.

J-O Building Company LLC

Jap-Olson, founded in 1907, is a full-service, custom print and direct mail provider for financial services, insurance, healthcare, retail, nonprofit and other industries.

Lincoln Metal Shop, Inc.

Operating primarily on the West Coast (CA, NV, WA), Kamran & Co. is a design and build provider of food, beverage, and laundry equipment to customers in a variety of sectors including hospitality, gaming industries, restaurants and bars, health care facilities, and industrial catering.

Sales Performance International, LLC

Richardson Sales Performance is a leading provider of Sales Training that offers proprietary intellectual property, digital and live learning, performance tools, and integration with customer relationship management systems.

MANAGEMENT OF THE COMPANY
Board

Our business and affairs are managed under the direction of our Board. The Board initially consists of one class. Immediately prior to the Company’s first annual meeting, the Board shall be divided into three classes (Class I, Class II and Class III, as nearly equal in number as reasonably possible). Each class of Trustees holds office for a three-year term. However, the initial Trustees of the three classes will have initial terms of one, two and three years, respectively. At each annual meeting of shareholders, the successors to the class of Trustees whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of shareholders held in the third year following the year of their election. Each Trustee holds office for the term to which he or she is elected or appointed and until his or her successor is duly elected and qualifies, or until his or her earlier death, resignation, retirement, disqualification or removal. The responsibilities of the Board include, among other things, the oversight of our investment activities, oversight of our investment valuation process, oversight of our financing arrangements and corporate governance activities. Our Board consists of five members, three of whom are not “interested persons” of the Company or of the Advisor as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our Independent Trustees. “Interested persons” are generally persons that, under the 1940 Act, are deemed to have an interest in the Issuer or the Adviser that could give rise to a conflict of interest in making certain determinations required by the 1940 Act. Our Board elects our executive officers, who serve at the discretion of the Board.

Trustees

Information regarding the Board is as follows:

Name	Year of Birth	Position	Length of Time Served	Principal Occupation During Past 5 Years	Other Trusteeships Held by Trustee
Interested Trustees
James Didden	1967	Chairperson, President, and Trustee	Since 2022	Transcend Wealth Collective, Co-Managing Partner (2018 to 2021); Kennedy Lewis Investment Management LLC, Managing Director (2021 to present)	Sanctuary Wealth

Doug Logigian	1981	Trustee	Since 2022	Blackstone/GSO Capital Partners (2006 to 2019); Kennedy Lewis Investment Management LLC, Managing Partner and President (2020 to present)	EchoNous Inc.; Club Sports Group; Impact Through Golf;

Independent Trustees
Ankur Keswani	1977	Trustee	Since 2022	Serengeti Asset Management (2008 to 2020); Retired (2020 to present)	None

Julian Markby	1952	Trustee	Since 2022	Retired (2006 to present)	Digital River, Inc.; Thiele Kaolin Company; National Association of Corporate Directors, Connecticut Chapter

Catherine Smith	1953	Trustee	Since 2022	State of Connecticut – Commissioner of Economic and Community Development (2011 to 2019); Retired (2019 to present)	Global Atlantic Financial Group.

The address for each Trustee is c/o Kennedy Lewis Capital Company, 225 Liberty St. Suite 4210, New York, NY 10281.

Executive Officers Who are Not Trustees

Information regarding our executive officers who are not Trustees is as follows:

Name	Year of Birth	Position	Length of Time Served	Principal Occupation During Past 5 Years
Gary Klayn	1976	Controller	Since 2022	Muzinich & Co. (2018 to 2021); Onex Falcon (2021 to 2022); Kennedy Lewis Investment Management LLC (2022 to present)

Gregory MacCordy	1953	Chief Compliance Officer	Since 2022	SEC (2018); Alaric Compliance Services (2018 to 2021); Foreside/ACA (2021 to present)

Anthony Pasqua	1978	Chief Financial Officer	Since 2022	Kennedy Lewis Investment Management LLC

Rachel Presa	1979	Secretary	Since 2022	Akin Gump Strauss Hauer & Feld (2010 to 2021); Kennedy Lewis Investment Management LLC (2021 to present)

The address for each of the Company’s executive officers is c/o Kennedy Lewis Capital Company, 225 Liberty St. Suite 4210, New York, NY 10281.

Biographical Information

The following is information concerning the business experience of our Board and executive officers. Our Trustees have been divided into two groups—Interested Trustees and Independent Trustees. Interested Trustees are “interested persons” as defined in the 1940 Act.

Interested Trustees

James Didden has served as President of the Company and as a member and Chairperson of the Board of the Company since 2022. Mr. Didden joined Kennedy Lewis in 2021 as Head of Private Wealth Solutions and President of the Company. Prior to joining Kennedy Lewis, Mr. Didden was a Co-Founder and Managing Partner of a registered investment advisor based in New Jersey. For most of his career, Mr. Didden has been a senior executive in the leveraged finance industry. Previously, he was an original partner of GSO Capital Partners upon its founding in 2005. Subsequently, he became a Senior Managing Director at Blackstone upon its acquisition of GSO in 2008. While at Blackstone/GSO, Mr. Didden held several senior positions. Initially, he helped GSO run its liquid credit strategies as Head Trader and a Portfolio Manager for its flagship credit hedge fund and separately managed accounts. During this period, he was also involved in the formation of GSO’s private lending business and sat on several investment committees. Later, he was Co-Head of Customized Credit Strategies (CCS), which was Blackstone/GSO’s senior loan business and comprised over half the firm’s assets under management. As Co-Head of CCS, Mr. Didden helped oversee the firm’s CLO, closed-end fund and ETF businesses and sat on several investment committees. As Co-Head of CCS, he spent significant time on product development as well as raising capital in the private wealth arena as part of Blackstone’s initial efforts in that channel. Before joining GSO Capital Partners in 2005, Mr. Didden was a Managing Director in High Yield Sales & Trading at Deutsche Bank. Prior to Deutsche Bank, he was a partner at J. & W. Seligman & Co., serving as Portfolio Manager and Head Trader for the firm’s multibillion dollar High Yield portfolio. Prior to starting his investment management career, Mr. Didden was a tax lawyer at Kelley Drye & Warren in New York City.

Mr. Didden is on the Board of Sanctuary Wealth. Mr. Didden actively supports charitable causes in his community and various academic institutions. Mr. Didden received a B.A. from Boston College, a J.D. with honors from American University Law School and a Masters in Tax Law from New York University Law School. He was formerly a member of the New York and New Jersey Bars.

Doug Logigian has served as a member of the Board since 2022. Mr. Logigian joined Kennedy Lewis in 2020 and is a Co-Managing Partner and the President of the Firm. Mr. Logigian serves on the Advisor’s and Kennedy Lewis Management LP’s Investment Committees as well as Kennedy Lewis’ Executive Committee. Mr. Logigian was formerly a Senior Managing Director with Blackstone from 2006 to 2019. He was the Head of Capital Markets and a Portfolio Manager for GSO Capital Partners, and he sat on the Investment Committee for GSO’s special situation-oriented funds. Mr. Logigian also served on Blackstone’s Capital Markets Committee. Prior to his portfolio management responsibilities, Mr. Logigian served as the Head Trader across the GSO alternatives platform, where he oversaw the operations of the trading desk and transacted in all of the asset classes in which GSO trafficked. Prior to joining GSO in 2006, Mr. Logigian worked as an Associate at Citibank where he was responsible for managing a book of high yield cash bonds and credit default swaps on the Credit Trading Desk. While at Blackstone, Mr. Logigian served on the Board of Directors for Seneca Mortgage.

Mr. Logigian received a BA with honors from Harvard University.

Independent Trustees

Ankur Keswani has served as a member of the Board since 2022. Ms. Keswani has over 20 years of experience in credit investing, trading and risk management. From 2012-2020, she was the Head of Corporate Credit at Serengeti Asset Management where she helped manage over $1 billion in assets.  She has also led several successful turnarounds and post bankruptcy workouts. During that time, she was a member of the Investment Committee and the Risk Committee. Ms. Keswani joined Serengeti in 2008 as a Senior Managing Director.

Prior to joining Serengeti, Ms. Keswani was at Goldman Sachs from 1999-2007. From 2004-2007, Ms. Keswani was a Vice President and traded high yield and distressed instruments. She was a market maker for healthcare, telecom, media/broadcasting, utilities and chemicals bonds and CDS. Between 1999-2004, Ms. Keswani was on the high yield and distressed research team at Goldman Sachs. In 2002 she was asked to lead the healthcare research team. In 2003 and 2004, she became an Institutional Investor ranked High Yield Healthcare Analyst. In 2017, Ms. Keswani was added to the Hedge Fund Journal’s Top 50 Women in Hedge Funds. She received her B.A. with Honors from Oxford University in Philosophy, Politics and Economics. She has been involved in several not-for-profit Boards including West Side Montessori School, WomanKind, American Friends of St. Hilda’s College, Oxford University and CitySpire Condominium.

Julian Markby has served as a member of the Board since 2022. Mr. Markby is an experienced independent director currently serving on the board of Digital River and Thiele Kaolin Company. In the past five years, Mr. Markby has also served on the boards Nordic Aviation Capital, Premiere Global Networks, Blackboard, Momentive Performance Materials and Siguler Guff Small Business Credit Opportunities Fund, and represented JPMorgan Chase’s investment at Ligado Networks (formerly LightSquared), where he served as a board observer and held JPMorgan Chase’s voting proxy. Mr. Markby also serves on the board of the National Association of Corporate Directors, CT Chapter. Before retiring in 2006, Mr. Markby was an investment banker at Dresdner Kleinwort Wasserstein, Wasserstein Perella, PaineWebber and Drexel Burnham Lambert where he advised clients in numerous acquisitions, corporate sales, divestitures and capital raising transactions and had significant experience in complex restructuring transactions.  Mr. Markby received a MBA from Columbia University in 1980.

Catherine Smith has served as a member of the Board since 2022. Ms. Smith currently serves as a board member for Global Atlantic Financial Group, a privately-owned insurance company operating in the United States and domiciled in Bermuda. Ms. Smith is chair of the Operations and Technology Committee and sits on the Audit Committee.  Additionally, she chairs Outward Bound USA and serves a vice chair of the board of trustees of Hampshire College. Ms. Smith served as Commissioner of Economic and Community Development for the State of Connecticut from 2011-2019, responsible for designing and implementing strategies to improve the economy in the state.

In addition to collaborating with companies across the state to add jobs and boost the economy, Ms. Smith had oversight of arts and culture as well as brownfield re-development. Prior to working for the State of Connecticut, Ms. Smith served as CFO and CEO for ING’s US Retirement business, helping build over $280 billion of assets under management and focusing on enhancing customer experience while increasing return on equity. She also led the ING Operations and Technology teams, integrating the back offices of three large companies brought together through acquisition. Prior to joining ING in 2000, Ms. Smith held several investment and financial roles at Aetna. She started her career at the Aetna Investment Group, working with real estate and private placement loan origination. Later she led the Investor Relations office and became Chief Financial Officer for the Retirement Business. Smith is a graduate of Hampshire College and received a Master of Public and Private Management from Yale’s School of Management.

Executive Officers Who are not Trustees

Gary Klayn has served as the Company’s Controller since 2022. Gary Klayn joined Kennedy Lewis in December 2022 and is a Managing Director focused on finance. Mr. Klayn was formerly a Vice President at Onex Falcon where he was responsible for the finance function of Onex Falcon Direct Lending BDC Fund. Prior to that, Mr. Klayn held various positions at Muzinich & Co., including as Director of Fund Accounting and as Finance and Operations Manager in the Private Debt/BDC department. Mr. Klayn began his career at Deloitte & Touche LLP where he was a Manager in the Assurance and Advisory practice. Mr. Klayn has over 25 years of experience and received a B.S. in Accounting from Brooklyn College. Mr. Klayn is a Certified Public Accountant.

Gregory MacCordy has served as the Company’s Chief Compliance Officer since 2022. Mr. MacCordy is a Director at ACA and an experienced compliance, risk and subject matter expert with over 30 years of regulatory and financial services experience.  He serves as chief compliance officer or chief risk officer for SEC registered investment advisers and investment companies such as BDC and interval funds. Mr. MacCordy has a thorough knowledge of the 1940 Act and Adviser Acts, Compliance rules 206 (4)-7 under the Advisers Act and 38a-1 under the 1940 Act and Dodd Frank rules for liquidity and derivative usage. His product knowledge includes direct lending and leverage loans, CLO collateral management and trading, BDCs, CDOs, fixed income, mutual funds, private equity, hedge funds and real estate and credit derivatives.

Most recently he worked four years at the SEC where he was an Industry Expert and Specialized Compliance Examiner in the Asset Management Unit (Enforcement Division) conducting enforcement investigations of investment companies, investment advisers and mutual funds in the areas of BDCs, CLOs, private equity, hedge funds, real estate, and fixed income trading.  Mr. MacCordy also worked with the SEC’s Office of Compliance Inspection and Examination (OCIE) conducting exams of investment advisors and investment companies’ compliance policies and procedures and violations of securities laws. Mr. MacCordy graduated from the University of Missouri with a Bachelor of Science & Business Administration in Accounting, and from New York University Stern School of Business with an MBA in Finance.  In his continuing education while at the SEC, he studied Corporate Controls, Compliance and Governance at Georgetown University Law Center.

Anthony Pasqua has served as the Company’s Chief Financial Officer since 2022. Mr. Pasqua joined Kennedy Lewis in 2017 and is a Partner and the Advisor’s Chief Operating Officer and Chief Financial Officer.  Mr. Pasqua has direct responsibility across Legal, Finance, Compliance, IT, and HR, and he serves on the Firm’s Executive Committee.  Mr. Pasqua was formerly the COO/CFO of several credit related hedge funds, including Ellis Lake Capital where he was a Founding Member. Prior to being a COO/CFO Mr. Pasqua was the Head of Operations at Shumway Capital Partners (2008-2009) and the Controller/Director of Operations at Chatham Asset Management (2003-2008).

Mr. Pasqua graduated from East Stroudsburg University in 2000 with a BA in Business Management and earned his MBA from Fairleigh Dickinson University in 2007. Mr. Pasqua is a Certified Public Accountant.

Rachel Presa has served as the Company’s Vice President and Secretary since 2022. Ms. Presa joined Kennedy Lewis in 2021 and is a Director and the Firm’s Chief Compliance Officer and Fund Counsel. Ms. Presa has over a decade of experience representing and advising investment funds, financial institutions, and other clients in legal and compliance matters, including regulatory investigations and enforcement, civil litigation, and bankruptcy and restructuring. Ms. Presa was formerly Senior Counsel at the law firm of Akin Gump Strauss Hauer & Feld. Prior to her legal career, Ms. Presa taught English and writing in public high schools in North Carolina and Maryland.

Ms. Presa was a member of the Junior Advisory Board of Her Justice from 2018 through 2022.

Ms. Presa has a BA from Goucher College and earned her JD at New York University School of Law.

Committees of the Board

Our Board currently has two committees: an audit committee and a nominating and governance committee. We do not have a compensation committee because our executive officers do not receive any direct compensation from us.

Audit Committee. The Audit Committee is currently composed of all of the Independent Trustees. Catherine Smith serves as Chairperson of the Audit Committee. The Board has determined that Ms. Smith is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K, as promulgated under the Exchange Act and meets the current requirements of Rule 10A-3 under the Exchange Act. The Audit Committee operates pursuant to a charter approved by the Board, which sets forth the responsibilities of the Audit Committee. The Audit Committee’s responsibilities include selecting the Company’s independent registered public accounting firm; reviewing with such independent registered public accounting firm the planning, scope and results of their audit of the Company’s financial statements; pre-approving the fees for services performed; reviewing with the independent registered public accounting firm the adequacy of internal control systems; reviewing the Company’s annual audited financial statements; overseeing internal audit staff, if any, and periodic filings; and receiving the Company’s audit reports and financial statements.

Nominating and Governance Committee. The Nominating and Corporate Governance Committee is currently composed of all the Independent Trustees. Julian Markby serves as Chair of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for selecting, researching and nominating trustees for election by shareholders, selecting nominees to fill vacancies on the Board or a committee of the Board, developing and recommending to the Board a set of corporate governance principles and overseeing the evaluation of the Board and management.

The Nominating and Corporate Governance Committee seeks candidates who possess the background, skills and expertise to make a significant contribution to the Board, the Company and its shareholders. In considering possible candidates for election as a trustee, the Nominating and Corporate Governance Committee takes into account, in addition to such other factors as it deems relevant, the desirability of selecting trustees who:

•	are of high character and integrity;

•	are accomplished in their respective fields, with superior credentials and recognition;

•	have relevant expertise and experience upon which to be able to offer advice and guidance to management;

•	have sufficient time available to devote to the Company’s affairs;

•	are able to work with the other members of the Board and contribute to the Company’s success;

•	can represent the long-term interests of shareholders as a whole; and

•	are selected such that the Board represents a range of backgrounds and experience.

The Nominating and Corporate Governance Committee has not adopted a formal policy with regard to the consideration of diversity in identifying trustee nominees. In determining whether to recommend a trustee nominee, the Nominating and Corporate Governance Committee considers and discusses diversity, among other factors, with a view toward the needs of the Board as a whole. The Nominating and Corporate Governance Committee generally conceptualizes diversity expansively to include, without limitation, concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, skill and other qualities that contribute to the Board, when identifying and recommending trustee nominees. The Nominating and Corporate Governance Committee believes that the inclusion of diversity as one of many factors considered in selecting director nominees is consistent with the goal of creating a board of trustees that best serves the Company’s needs and the interests of shareholders.

Compensation of Trustees

Our Trustees who do not also serve in an executive officer capacity for us or the Advisor are entitled to receive annual cash retainer fees, fees for participating in the board and committee meetings and annual fees for serving as a committee chairperson. These Trustees are Ankur Keswani, Julian Markby and Catherine Smith. The Independent Trustees will receive an annual fee of $125,000 (prorated for any partial year). The chair of the Audit Committee will receive an additional fee of $25,000 per year. We are also authorized to pay the reasonable out-of-pocket expenses for each Independent Trustee incurred in connection with fulfillment of his or her duties as an Independent Trustee.

We do not pay compensation to our Trustees who also serve in an executive officer capacity for us or the Advisor.

Staffing

We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees of the Advisor or its affiliates, pursuant to the terms of the Advisory Agreement and the Administration Agreement. Our day-to-day investment operations are managed by our Advisor. Kennedy Lewis Management and the Advisor have also entered into a Resource Sharing Agreement, pursuant to which Kennedy Lewis Management makes certain personnel and resources available to the Advisor to provide certain investment advisory services to the Company.

Compensation of Executive Officers

None of the Company’s officers receive direct compensation from the Company. The Company has agreed to reimburse the Administrator for its allocable portion of the compensation paid to or compensatory distributions received by the Company’s Chief Compliance Officer and Chief Financial Officer, and any of their respective staffs who provide services to the Company, operations staff who provide services to the Company, and internal audit staff, if any. In addition, to the extent that the Administrator outsources any of its functions, the Company will pay the fees associated with such functions at cost. The Company will agree to reimburse the Administrator for its allocable portion of the compensation of any personnel that it provides for use by the Company.

Board Leadership Structure

Our business and affairs are managed under the direction of our Board. Among other things, our Board sets broad policies for us, approves the appointment of our investment adviser, administrator and officers, and has oversight of the valuation process used to establish the Company’s NAV. The role of our Board, and of any individual Trustees, is one of oversight and not of management of our day-to-day affairs.

Under our Bylaws, our Board may designate one of our Trustees as chair to preside over meetings of our Board and meetings of shareholders, and to perform such other duties as may be assigned to him or her by our Board. The Board has appointed James Didden to serve in the role of chairperson of the Board. The chairperson’s role is to preside at all meetings of the Board and to act as a liaison with the Advisor, counsel and other Trustees generally between meetings. The chairperson serves as a key point person for dealings between management and the Trustees. The chairperson also may perform such other functions as may be delegated by the Board from time to time. The Board reviews matters related to its leadership structure annually. The Board has determined that its leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among committees of Trustees and the full board in a manner that enhances effective oversight.

Our Board believes that its leadership structure is the optimal structure for us at this time. Our Board reviews its leadership structure periodically as part of its annual self-assessment process, further believes that its structure is presently appropriate to enable it to exercise its oversight of us.

Board Role in Risk Oversight

Our Board performs its risk oversight function primarily through (i) its standing committees, which report to the entire Board and are comprised solely of Independent Trustees, and (ii) active monitoring by our chief compliance officer and our compliance policies and procedures. Oversight of other risks is delegated to the committees.

Oversight of our investment activities extends to oversight of the risk management processes employed by the Advisor as part of its day-to-day management of our investment activities. The Board anticipates reviewing risk management processes at both regular and special board meetings throughout the year, consulting with appropriate representatives of the Advisor as necessary and periodically requesting the production of risk management reports or presentations. The goal of the Board’s risk oversight function is to ensure that the risks associated with our investment activities are accurately identified, thoroughly investigated and responsibly addressed. Investors should note, however, that the Board’s oversight function cannot eliminate all risks or ensure that particular events do not adversely affect the value of investments.

We believe that the role of our Board in risk oversight is effective and appropriate given the extensive regulation to which we are subject as a BDC. As a BDC, we are required to comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, we are limited in our ability to enter into transactions with our affiliates, including investing in any portfolio company in which one of our affiliates currently has an investment.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers, members of our Board, and persons who own more than ten percent of our shares to file initial reports of ownership and reports of changes in ownership with the SEC and furnish us with copies of all Section 16(a) forms they file. To our knowledge, based solely on our review of the copies of such reports furnished to us, we believe that, with respect to the fiscal year ended December 31, 2023, such persons complied with all such filing requirements.

PORTFOLIO MANAGEMENT

Kennedy Lewis Capital Holdings serves as our investment adviser. The Advisor is registered as an investment adviser under the Advisers Act. Subject to the overall supervision of our Board, the Advisor manages the day-to-day operations of, and provides investment advisory and management services to, us.

Investment Personnel

The members of the Investment Committee have ultimate authority to make investment decisions on behalf of the Company.  The Investment Committee is currently comprised of David Chene, Doug Logigian, and Darren Richman. The members of the Investment Committee shall be referred to as the portfolio managers for the purposes of the information included below.

The management of our investment portfolio is the responsibility of the Advisor and the Investment Team. The Investment Team is currently comprised of the members of the Investment Committee, who are also the Co-Managing Partners of Kennedy Lewis, as well as a senior investment team comprised of five Partners and sixteen Managing Directors who lead investments.  The senior investment team is supported by seventeen additional investment professionals and forty-six business management and business development professionals. Included in the team are members of Kennedy Lewis’ CLO business, including twelve investment and five operational professionals, also provide their services to the Advisor with respect to certain of its investments. In total, the Advisor is currently staffed with eighty-seven professionals, including forty-one investment personnel. In addition, the Advisor may retain additional investment personnel in the future based upon its needs.

The table below shows the dollar range of Common Shares owned by the portfolio managers as of March 31, 2024:

Name of Portfolio Manager	Dollar Range of Equity Securities(1)
David Chene	None
Doug Logigian	None
Darren Richman	None

(1)	Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, $100,001 – $500,000, $500,001 – $1,000,000, or over $1,000,000.

Other Accounts Managed by Portfolio Managers

The portfolio managers primarily responsible for the day-to-day management of the Company also manage other investment funds, pooled investment vehicles and other accounts, as indicated below. The following table identifies, based on gross assets as of March 31, 2024 (i) the number of other registered investment companies, other pooled investment vehicles and other accounts managed by the portfolio managers; (ii) the total assets of such companies, vehicles and accounts; and (iii) the number and total assets of such companies, vehicles and accounts that are subject to an advisory fee based on performance.

Type of Account	Number of Accounts	Assets of Accounts ($ millions)	Number of Accounts Subject to a performance Fee	Assets Subject to a performance Fee ($ millions)
Registered Investment companies	0	0	0	0
Other pooled investment vehicles	23	$6,285	20	$6,170
Other accounts	0	0	0	0

The Advisor

Investment Committee

Investment decisions generally require consensus approval of the Investment Committee. The Investment Committee meets regularly to vet new investment opportunities, and evaluate strategic initiatives and actions taken by the Advisor on our behalf. The day-to-day management of investments approved by the Investment Committees is overseen by the portfolio managers.

All of the Investment Committee members have ownership and financial interests in, and may receive compensation and/or profit distributions from, the Advisor. None of the Investment Committee members receive any direct compensation from us. See “Control Persons and Principal Shareholders” for additional information about equity interests held by certain of these individuals.

Members of the Investment Team Who Are Not Our Trustees or Executive Officers

David Kennedy Chene – Co-Managing Partner and Co-Founder of Kennedy Lewis Investment Management LLC, Co-Portfolio Manager of Kennedy Lewis Management LP, and Co-Chair of the Advisor’s and Kennedy Lewis Management LP’s Investment Committees

David Chene co-founded Kennedy Lewis with Darren Richman in 2017. Mr. Chene is a Co-Portfolio Manager and a Co-Managing Partner of Kennedy Lewis Management LP, and he Co-Chairs the Advisor’s and Kennedy Lewis Management LP’s Investment Committees and Kennedy Lewis’ Executive Committee.  Mr. Chene was formerly a Managing Director with CarVal Investors, responsible for managing the US Corporate Securities business based in Minneapolis, from 2012 to 2016. Prior to his role in the US, he was Co-Head of CarVal’s European Corporate Securities business based in London. In both roles, he focused on special situations and distressed investments, including the firm’s global liquidations exposures and European financial investments. Before joining CarVal, Mr. Chene worked at Credit Suisse in London, running the firm’s European Distressed business, and was responsible for risk management across the firm’s European Leveraged Finance trading activities, from 2010 to 2012. Prior to Credit Suisse, Mr. Chene was a Senior Distressed Trader for Morgan Stanley in London, from 2009 to 2010. Prior to Morgan Stanley, Mr. Chene was a Research Analyst at DiMaio Ahmad Capital from 2003 to 2009, first in New York and then later as Head of the Firm’s Asian Platform, based in Singapore. Mr. Chene began his career at CIBC World Markets as a Research Analyst in its Leveraged Finance Investment Banking Division in New York, from 2001 to 2003.

Mr. Chene is on the Board of Sanctuary Wealth. Mr. Chene actively supports charitable causes such as Ironman Foundation, Seeds of Peace, TreeHouse, Urban Ventures, WATCH, and Women for Women International. He is an Eagle Scout and an 8-time full distance Ironman finisher, including 2-times at the Ironman World Championships in Kona, Hawaii.

He received a BA in Business Economics and Accounting from the University of California at Los Angeles in 2001.

Darren Lewis Richman – Co-Managing Partner and Co-Founder of Kennedy Lewis Investment Management LLC, Co-Portfolio Manager of Kennedy Lewis Management LP, and Co-Chair of the Advisor’s and Kennedy Lewis Management LP’s Investment Committees

Darren Richman co-founded Kennedy Lewis with David Chene in 2017. Mr. Richman is a Co-Portfolio Manager and a Co-Managing Partner of Kennedy Lewis Management LP, and he Co-Chairs the Advisor’s and Kennedy Lewis Management LP’s Investment Committees and Kennedy Lewis’ Executive Committee.  Mr. Richman was formerly a Senior Managing Director with Blackstone from 2006 to 2016. He focused on special situations and distressed investments, and he sat on the Investment Committee for many of GSO’s special situation-oriented funds. Before joining GSO Capital Partners, Mr. Richman worked at DiMaio Ahmad Capital, where he was a Founding Member and the Co-Head of its Investment Research Team, from 2003 to 2006. Prior to joining DiMaio Ahmad, Mr. Richman was a Vice President and Senior Special Situations Analyst at Goldman Sachs, from 1999 to 2003. Mr. Richman began his career with Deloitte & Touche, ultimately serving as a Manager in the Firm’s Mergers & Acquisitions Services Group, from 1994 to 1999.

Mr. Richman is on the Boards of Eastman Kodak and Outward Bound USA, and the Executive Board of New York University’s Stern School of Business. He previously sat on the Board of Sorenson Communications, F45, Seneca Mortgage and Warrior Coal. He is a member of the Economic Club of New York and formerly served on its strategic planning committee.

Mr. Richman received a BS/BA degrees in Accounting from the University of Hartford in 1993, and an MBA from NYU’s Stern School of Business in 2000. He was formerly a Certified Public Accountant and a Member of the American Institute of Certified Public Accountants.

J. Richard “Dik” Blewitt – Partner, Head of Tactical Opportunities

J. Richard “Dik” Blewitt joined Kennedy Lewis in 2020 and is a Partner and Head of Tactical Opportunities for the Firm.  Mr. Blewitt serves on the Investment Committee of Kennedy Lewis Management LP.  Mr. Blewitt previously spent 6 years at GSO Capital Partners, a division of Blackstone, as a Managing Director focused on structured finance/credit investments. He was the Senior Portfolio Manager for Carador Income Fund PLC, a member of the Global Structured Credit Investment committee for the firm’s Liquid Credit business, as well as a member of Blackstone Insurance Solutions Investment Committee. Prior to that, he was a Managing Director and Co-Head of the Securitized Asset Team within Blackrock’s Fixed Income Portfolio Management Group, a senior PM for Blackrock BMI, PPIF, and TALF funds, as well as the Partner in charge of Securitization and Insurance Products for the R3 Capital Hedge Fund. Prior to Blackrock acquiring R3, Mr. Blewitt was with Lehman Brothers as a Managing Director and Head of Securitization and Insurance Product Investments for the Global Principal Strategies business. Mr. Blewitt was formerly a Managing Director and Global Head of Distribution for the Global Structured Products Group at Bank of America Securities, and previously spent 7 years with JP Morgan in Structured Finance.

Mr. Blewitt was on the Board of Viva Life Settlement Co, Altus Power America, JG Wentworth, Vendor Assistance Program, and LoanX.

Mr. Blewitt earned a BS in Finance from Lehigh University, and an MBA in Finance/International Business from the Stern School of Business at New York University.

Mark Crawford – Partner, Head of Power

Mark Crawford joined Kennedy Lewis in 2017 and is a Partner and Head of Power.  Mr. Crawford serves on the Investment Committee of Kennedy Lewis Management LP.  Mr. Crawford was formerly a Director with CarVal Investors, responsible for managing North American special situations and distressed investments, specifically focusing on power and energy investments, from 2008 to 2016. Before joining CarVal, he was a Senior Credit Analyst with GSC Group, focusing on liquid investment strategies within the firm’s distressed for control private equity unit, from 2006 to 2008. Prior to GSC Group, Mr. Crawford was a Research Analyst in the Carlyle Group’s High Yield Business, focusing on power, automotive and consumer product investments, from 2005 to 2006. Prior to Carlyle, he was an Investment Banking Associate at Credit Suisse First Boston, primarily working in the Distressed Finance and Global Energy groups, from 2003 to 2005. Prior to starting a career in finance, Mr. Crawford began as a Surface Warfare Officer in the U.S. Navy, during which he deployed to the North Atlantic, Mediterranean, Middle East and Latin America, from 1993 to 1998.

Mr. Crawford is on the Boards of T1 Holdings and TexGen. He was formerly a member of the Boards of Granite Ridge Holdings, Bosque Power Company, and Tapstone Energy.

Mr. Crawford received a BS in Economics from the United States Naval Academy in 1993, a MS in Information and Telecommunications Systems from Johns Hopkins University in 2000, and an MBA from the Wharton School at the University of Pennsylvania in 2003.

Brian Dubin – Partner

Brian Dubin joined Kennedy Lewis in 2018 and is a Partner focused on investments in the Technology, Media, and Telecom (TMT), Industrials and Fitness sectors.  Mr. Dubin serves on the Investment Committee of Kennedy Lewis Management LP.  Mr. Dubin was formerly a Senior Analyst at Mariner Investment Group, a leading alternative investment advisory firm, specifically focusing on stressed loans, from 2015 to 2018. Before joining Mariner Investment Group, Mr. Dubin was a Partner and Research Analyst at MeehanCombs, a global credit opportunities fund, where he was responsible for specialty finance investments, from 2012 to 2015. Prior to MeehanCombs, Mr. Dubin was a Senior Analyst at Eos Partners, a distressed credit fund, where he focused on investments in the financial services industry, from 2008 to 2012. Prior to Eos Partners, Mr. Dubin was a Specialty Finance and Industrials Analyst at GSO Capital Partners from 2005 to 2008. Mr. Dubin began his career as an Investment Banking Analyst in the Global Industrial Group of UBS investment bank from 2003 to 2005.

Mr. Dubin received a BS from the Wharton School at the University of Pennsylvania in 2002.

ADVISORY AGREEMENT, ADMINISTRATION AGREEMENT AND OTHER AGREEMENTS

Subject to the overall supervision of the Board and in accordance with the 1940 Act, the Advisor manages the Company’s day-to-day operations and provides investment advisory services to the Company. Under the terms of the Advisory Agreement, the Advisor:

•	determines the composition of the Company’s portfolio, the nature and timing of the changes to its portfolio and the manner of implementing such changes;

•	identifies, evaluates and negotiates the structure of the investments the Company makes;

•	executes, closes, services and monitors the investments the Company makes;

•	determines the securities and other assets that the Company purchases, retains or sells;

•	performs due diligence on prospective portfolio companies; and

•	provides the Company with such other investment advisory, research and related services as the Company may, from time to time, reasonably require for the investment of its funds.

Under the Advisory Agreement, the Company pays the Advisor fees for investment management services consisting of the Base Management Fee and the Incentive Fee.

Base Management Fee

The Company pays the Advisor a Base Management Fee equal to an annual rate of 1.25% of the value of our average net assets as of the end of the two most recently completed quarters. Subsequent to an Exchange Listing, the Company will pay the Advisor a base management fee calculated at an annual rate of 1.25% of the Company’s average gross assets at the end of the two most recently completed quarters. The Base Management Fee is payable quarterly in arrears and be appropriately prorated for any partial quarter.

Incentive Fee

The Incentive Fee consists of two components that are independent of each other, with the result that one component may be payable even if the other is not. A portion of the Incentive Fee is based on a percentage of income and a portion is based on a percentage of capital gains, each as described below.

Income Based Incentive Fee. The portion based on the Company’s income is based on Pre-Incentive Fee Net Investment Income Returns. “Pre-Incentive Fee Net Investment Income Returns” means, as the context requires, either the dollar value of, or percentage rate of return on the value of net assets at the end of the immediate preceding quarter from, interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that are received from portfolio companies) accrued during the calendar quarter, minus operating expenses accrued for the quarter (including the management fee, expenses payable under the Administration Agreement entered into between the Company and the Administrator, and any interest expense or fees on any credit facilities or outstanding debt and dividends paid on any issued and outstanding preferred shares, but excluding the incentive fee and any shareholder servicing and/or distribution fees). Pre-Incentive Fee Net Investment Income Returns include, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income that has not yet been received in cash. Pre-Incentive Fee Net Investment Income Returns do not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. The impact of expense support payments and recoupments are also excluded from Pre-Incentive Fee Net Investment Income Returns. Pre-Incentive Fee Net Investment Income Returns, expressed as a rate of return on the value of the Company’s net assets at the end of the immediate preceding quarter, is compared to a “hurdle rate” of return of 1.25% per quarter (5.0% annualized).

The Company pays the Advisor an Income Based Incentive Fee quarterly in arrears with respect to the Company’s Pre-Incentive Fee Net Investment Income Returns in each calendar quarter as follows:

•
No incentive fee based on Pre-Incentive Fee Net Investment Income Returns in any calendar quarter in which Pre-Incentive Fee Net Investment Income Returns do not exceed the hurdle rate of 1.25% per quarter (5.0% annualized);

•
100.0% of the dollar amount of Pre-Incentive Fee Net Investment Income Returns with respect to that portion of such Pre-Incentive Fee Net Investment Income Returns, if any, that exceeds the hurdle rate until the Advisor has received 12.5% of the total Pre-Incentive Fee Net Investment Income Returns for that calendar quarter. The Company refers to this portion of the Pre-Incentive Fee Net Investment Income Returns (which exceeds the hurdle rate) as the “catch-up.” This “catch-up” is meant to provide the Advisor an Incentive Fee of 12.5% on all Pre-Incentive Fee Net Investment Income Returns when that amount equals 1.43% in a calendar quarter (5.72% annualized), which is the rate at which catch-up is achieved.

•	12.5% of the dollar amount of all Pre-Incentive Fee Net Investment Income Returns, if any, that exceed a rate of return of 1.43%.

Pre-Incentive Fee Net Investment Income Returns
(expressed as a percentage of the value of net assets per quarter)

These calculations are prorated for any period of less than three months, including the first quarter the Company commenced operations, and are adjusted for any share issuances or repurchases during the relevant quarter.

Capital Gains Incentive Fee. The second part of the incentive fee is determined and payable in arrears as of the end of each calendar year in an amount equal to 12.5% of cumulative realized capital gains from inception through the end of such calendar, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fee on capital gains as calculated in accordance with U.S. GAAP (the “Capital Gains Incentive Fee”).

Examples of Quarterly Incentive Fee Calculation

Example 1 — Incentive Fee on Pre-Incentive Fee Net Investment Income Returns for each quarter

Scenarios expressed as a percentage of net asset value at the beginning of the quarter	Scenario 1	Scenario 2	Scenario 3
Pre-Incentive Fee Net Investment Income Returns for the quarter	1.00%	1.35%	2.00%
Catch up incentive fee (maximum of 0.18%)	0.00%	0.10%	0.18%
Split incentive fee (12.50% above 1.43%)	0.00%	0.00%	0.07%
Net Investment income	1.00%	1.25%	1.75%

Scenario 1 — Incentive Fee on Income
Pre-Incentive Fee Net Investment Income Returns does not exceed the 1.25% quarterly hurdle rate, therefore there is no catch up or split incentive fee on Pre-Incentive Fee Net Investment Income Returns.

Scenario 2 — Incentive Fee on Income
Pre-Incentive Fee Net Investment Income Returns falls between the 1.25% quarterly hurdle rate and the upper-level breakpoint of 1.43%, therefore the incentive fee on Pre-Incentive Fee Net Investment Income Returns is 100% of the pre-incentive fee above the 1.25% quarterly hurdle rate.

Scenario 3 — Incentive Fee on Income
Pre-Incentive Fee Net Investment Income Returns exceeds the 1.25% quarterly hurdle rate and the 1.43% upper-level breakpoint provision. Therefore, the upper-level breakpoint provision is fully satisfied by the 0.18% of Pre-Incentive Fee Net Investment Income Returns above the 1.25% hurdle rate and there is a 12.5% incentive fee on Pre-Incentive Fee Net Investment Income Returns above the 1.43% upper-level breakpoint. This ultimately provides an incentive fee which represents 12.5% of Pre-Incentive Fee Net Investment Income Returns.

Example 2 — Capital Gains Incentive Fee

Assumptions

Year 1:	No net realized capital gains or losses

Year 2:
6.00% realized capital gains and 1.00% realized capital losses and unrealized capital depreciation; Capital Gain Incentive Fee = 12.5% × (realized capital gains for year computed net of all realized capital losses and unrealized capital depreciation at year end)

Year 1 Capital Gains Incentive Fee	= 12.5% × (0)
= 0
= No Capital Gains Incentive Fee
Year 2 Capital Gains Incentive Fee	= 12.5% × (6.00% - 1.00%)
= 12.5% × 5.00%
= 0.63%
Subsequent to an Exchange listing, all of the 12.5% figures referenced in the Income Incentive Fee and Capital Gains Incentive Fee will be increased to 15.0%

Indemnification

The Advisory Agreement provides that the Advisor and its officers, managers, partners, agents, employees, controlling persons and members, and any other person or entity affiliated with it, are entitled to indemnification from the Company for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the Advisor’s services under the Advisory Agreement or otherwise as the Company’s investment Advisor.

Duration and Termination

Unless terminated earlier as described below, the Advisory Agreement will continue in effect for a period of two years from its effective date. It will remain in effect from year to year thereafter if approved annually by the Board or by the affirmative vote of the holders of a majority of the Company’s outstanding voting securities, and, in either case, if also approved by a majority of the Independent Trustees. The Advisory Agreement automatically terminates in the event of its assignment, as defined in the 1940 Act, by the Advisor and may be terminated by the Board or the Advisor without penalty upon 120 days’ written notice to the other. The holders of a majority of the Company’s outstanding voting securities may also terminate the Advisory Agreement without penalty upon 60 days’ written notice.

Administration Agreement

Under the Administration Agreement, the Administrator furnishes the Company with office facilities and equipment and will provide the Company with clerical, bookkeeping, recordkeeping and other administrative services at such facilities. The Administrator also performs, or oversees the performance of, the Company’s required administrative services, which include being responsible for the financial and other records that the Company is required to maintain and preparing reports to its shareholders and reports and other materials filed with the SEC. In addition, the Administrator assists the Company in determining and publishing its net asset value, oversees the preparation and filing of its tax returns and the printing and dissemination of reports and other materials to its shareholders, and generally oversees the payment of its expenses and the performance of administrative and professional services rendered to the Company by others. Under the Administration Agreement, the Administrator also provides managerial assistance on the Company’s behalf to those portfolio companies that have accepted the Company’s offer to provide such assistance.

Payments under the Administration Agreement are equal to an amount based upon the Company’s allocable portion (subject to the review of the Board) of the Administrator’s overhead in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions and the Company’s allocable portion of the cost of the Company’s Chief Financial Officer and Chief Compliance Officer and their respective staffs. In addition, if requested to provide significant managerial assistance to the Company’s portfolio companies, the Administrator will be paid an additional amount based on the services provided, which shall not exceed the amount that the Company receives from such portfolio companies for providing this assistance. The Administration Agreement has an initial term of two years and may be renewed with the approval of the Board. The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party. To the extent that the Administrator outsources any of its functions, the Company will pay the fees associated with such functions on a direct basis without any incremental profit to the Administrator.

Indemnification

The Administration Agreement provides that the Administrator, its affiliates and their respective, officers, managers, partners, agents, employees, controlling persons and members, and any other person or entity affiliated with it, are entitled to indemnification from the Company for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the Administrator’s services under the Administration Agreement or otherwise as the Administrator.

Payment of the Company’s Expenses

All investment professionals of the Advisor, when and to the extent engaged in providing investment advisory and management services to the Company, and the compensation and routine compensation-related overhead expenses of personnel allocable to these services to the Company, are provided and paid for by the Advisor and not by the Company. The Company bears all other out-of-pocket costs and expenses of its operations and transactions, including, without limitation, those relating to:

•
all direct and indirect costs and expenses incurred by the Advisor for office space rental, office equipment, utilities and other non-compensation related overhead allocable to performance of investment advisory services under the Advisory Agreement by the Advisor, including the costs and expenses of due diligence of potential investments, monitoring performance of the Company’s investments, serving as trustees and officers of portfolio companies, providing managerial assistance to portfolio companies, enforcing the Company’s rights in respect of its investments and disposing of investments;

•	organizational and offering expenses;

•	expenses incurred in valuing the Company’s assets and computing its net asset value per share (including the cost and expenses of any independent valuation firm);

•
expenses incurred by the Company’s administrator or payable to third parties, including agents, consultants or other advisors, in monitoring financial and legal affairs for the Company and in monitoring the Company’s investments and performing due diligence on the Company’s prospective portfolio companies or otherwise related to, or associated with, evaluating and making investments;

•	interest payable on debt, if any, incurred to finance the Company’s investments and other fees and expenses related to the Company’s borrowings;

•	expenses related to unsuccessful portfolio acquisition efforts;

•	offerings of the Company’s Common Shares and other securities (including underwriting, placement agent and similar fees and commissions);

•	Base Management Fees and Incentive Fees;

•	third party investor hosting and similar platforms and service providers;

•	administration fees;

•	transfer agent and custody fees and expenses;

•	federal and state registration fees;

•	all costs of registration and listing the Company’s Common Shares on any securities exchange;

•	federal, state and local taxes;

•	Independent Trustees’ fees and expenses;

•	costs of preparing and filing reports or other documents required by the SEC or other regulators;

•	costs of any reports, proxy statements or other notices to shareholders, including printing costs;

•	the costs associated with individual or group shareholders;

•	the Company’s allocable portion of the fidelity bond, trustees and officers/errors and omissions liability insurance, and any other insurance premiums;

•
direct costs and expenses of administration and operation, including printing, mailing, long distance telephone, copying, secretarial and other staff, independent auditors, third-party investor hosting and similar platforms and service providers, and outside legal costs; and

•
all other expenses incurred by the Company in connection with administering the Company’s business, such as the allocable portion of overhead under the Administration Agreement, including rent, and the allocable portion of the cost of the Company’s Chief Financial Officer and Chief Compliance Officer and their respective staffs.

Resource Sharing Agreement

The Advisor has entered into a resource sharing agreement (the “Resource Sharing Agreement”) with Kennedy Lewis Management, pursuant to which Kennedy Lewis Management makes its investment and portfolio management and monitoring teams available to the Advisor. The Resource Sharing Agreement (i) provides the Company with access to deal flow generated by Kennedy Lewis in the ordinary course of its business; and (ii) provides the Company with access to Kennedy Lewis Management’s investment professionals and non-investment employees. Subject at all times to the Order and applicable laws and regulations, the Advisor is responsible for determining if the Company will participate in deal flow generated by Kennedy Lewis.

License Agreement

The Company has entered into a license agreement with Kennedy Lewis under which Kennedy Lewis has agreed to grant the Company a non-exclusive, royalty-free license to use the name “Kennedy Lewis.”  Under this agreement, the Company has a right to use the “Kennedy Lewis” name for so long as the Advisor or one of its affiliates remains the Company’s investment adviser. Other than with respect to this limited license, the Company has no legal right to the “Kennedy Lewis” name. This license agreement will remain in effect for so long as the Advisory Agreement with the Advisor is in effect.

Expense Support and Conditional Reimbursement Agreement

The Company has entered into the Expense Support Agreement with the Advisor, pursuant to which the Advisor shall pay the Required Expense Payment such that the Other Operating Expenses of the Company do not exceed 1.00% (on annualized basis) of the Company’s applicable quarter-end net asset value. The Advisor may, at such times as the Advisor determines, elect to make a Voluntary Expense Payment. In making a Voluntary Expense Payment, The Advisor will designate as it deems necessary or advisable, what type of expense it pays for (including, whether it is paying organizational or offering expenses).

Following any calendar quarter in which Available Operating Funds exceed the Excess Operating Funds, the Company will pay such Excess Operating Funds, or a portion thereof, to the Advisor until such time as all Expense Payments made by the Advisor to the Company within three years prior to the last business day of such calendar quarter have been reimbursed.

The amount of the Reimbursement Payment for any calendar quarter will equal the lesser of (i) the Excess Operating Funds in such quarter and (ii) the aggregate amount of all Expense Payments made by the Advisor to the Company within three years prior to the last business day of such calendar quarter that have not been previously reimbursed by the Company to the Advisor; provided that the Advisor may waive its right to receive all or a portion of any Reimbursement Payment in any particular calendar quarter, in which case such waived amount will remain unreimbursed Expense Payments reimbursable in future quarters pursuant to the terms of the Expense Support Agreement.

No Reimbursement Payment for any quarter shall be made if: (1) the Effective Rate of Distributions Per Share (as defined below) declared by the Company at the time of such Reimbursement Payment is less than the Effective Rate of Distributions Per Share at the time the Expense Payment was made to which such Reimbursement Payment relates, (2) the Company’s Operating Expense Ratio at the time of such Reimbursement Payment is greater than the Operating Expense Ratio at the time the Expense Payment was made to which such Reimbursement Payment relate, or (3) the Company’s Other Operating Expenses at the time of such Reimbursement Payment exceeds 1.00% of the Company’s applicable quarter-end net asset value. The Effective Rate of Distributions Per Share means the annualized rate, based on a 365-day year, of regular cash distributions per share exclusive of returns of capital and declared special dividends or special distributions, if any. The Company’s Operating Expense Ratio is calculated by dividing Operating Expenses (i.e. the Company’s operating costs and expenses incurred, as determined in accordance with generally accepted accounting principles), less organizational and offering expenses, base management and incentive fees owed to the Advisor, shareholder servicing and/or distribution fees, and interest expense, by the Company’s net assets.

The Company’s obligation to make a Reimbursement Payment will automatically become a liability of the Company on the last business day of the applicable calendar quarter, except to the extent the Advisor has waived its right to receive such payment for the applicable quarter. The Reimbursement Payment for any calendar quarter will be paid by the Company to the Advisor in any combination of cash or other immediately available funds as promptly as possible following such calendar quarter and in no event later than 45 days after the end of such calendar quarter. All Reimbursement Payments shall be deemed to relate to the earliest unreimbursed Expense Payments made by the Advisor to the Company within three years prior to the last business day of the calendar quarter in which such Reimbursement Payment obligation is accrued.

Either the Company or the Advisor may terminate the Expense Support Agreement at any time, with or without notice, without the payment of any penalty, provided that any Expense Payments that have not been reimbursed by the Company to the Advisor will remain the obligation of the Company following any such termination, subject to the terms of the Expense Support Agreement.

Board Approval of the Advisory Agreement

Our Board, including our Independent Trustees, approved the Advisory Agreement at a meeting held on December 14, 2022. In reaching a decision to approve the Advisory Agreement, the Board reviewed a significant amount of information and considered, among other things:

•	the nature, quality and extent of the advisory and other services to be provided to the Company by the Advisor;

•	the proposed investment advisory fee rates to be paid by the Company to the Advisor;

•	the fee structures of comparable externally managed business development companies that engage in similar investing activities;

•	our projected operating expenses and expense ratio compared to business development companies with similar investment objectives;

•	information about the services to be performed and the personnel who would be performing such services under the Advisory Agreement; and

•	the organizational capability and financial condition of the Advisor and its affiliates.

Based on the information reviewed and the discussion thereof, the Board, including a majority of the non-interested Trustees, concluded that the investment advisory fee rates are reasonable in relation to the services to be provided and approved the Advisory Agreement as being in the best interests of our shareholders.

CONFLICTS OF INTEREST

The following inherent or potential conflicts of interest should be considered by prospective investors before subscribing for the Common Shares.

Relationship Among the Company, the Advisor and the Investment Team.  The Advisor has a conflict of interest between its responsibility to act in the best interests of the Company, on the one hand, and any benefit, monetary or otherwise, that results to it or its affiliates from the operation of the Company, on the other hand.  For example, the Advisor’s incentive fee creates an incentive for the Advisor to recommend more speculative investments for the Company than it would otherwise in the absence of such performance-based compensation.  The Advisor may also be incentivized not to permanently write down or write off or dispose of an investment that has poor prospects for improvement in order to receive ongoing management fees in respect of such investment and to avoid reductions in potential incentive fees if such asset appreciates in the future.  In addition, the method of calculating the incentive fee payments may result in conflicts of interest between the Advisor, on the one hand, and the shareholders, on the other hand, with respect to the management and disposition of investments.

The functions performed by the Advisor are not exclusive.  The officers and employees of the Advisor and its affiliates will devote such time as the Advisor deems necessary to carry out the operations of the Company effectively.  The Advisor has rendered in the past and will continue to render in the future various services to others (including investment vehicles and accounts which have the ability to participate in similar types of investments as those of the Company) and perform a variety of other functions that are unrelated to the management of the Company and the selection and acquisition of the Company’s investments. Although directors, officers, and key personnel may have multiple responsibilities, all parties will devote a sufficient amount of time to the Company’s business to fulfill their respective responsibilities.

Without limiting the generality of the foregoing, each Affiliate will invest for its own accounts and manage accounts for other individuals or entities, including entities in which the Affiliate or its trustees or employees may hold an interest, either directly in managed accounts or indirectly through investments in private investment entities.  Any of such accounts will pay different fees, invest with leverage or utilize different investment strategies than the Company.  In addition, the Company may enter into transactions with such accounts, and each Affiliate may invest in the same securities and instruments on behalf of such accounts that the Company invests in.  Each Affiliate or its personnel will have income or other incentives to favor such accounts.  The records of any such investments by members of the Affiliates will not be open to inspection by shareholders.  Kennedy Lewis, however, will not knowingly or deliberately favor any such accounts over the Company in its dealings on behalf of such accounts.

In addition, members of the Affiliates, including employees of Kennedy Lewis, may make personal investments in third-party entities (directly or through investment funds managed by third-party managers).  Such entities may enter into transactions with the Company, presenting a conflict of interest for Kennedy Lewis between acting in the best interests of the Company and enhancing the returns of such personal investments.

Co-Investment Transactions. The Company and the Advisor have received an exemptive order from the SEC that permits the Company to co-invest with certain other persons, including certain affiliated accounts managed and controlled by the Advisor. Subject to the 1940 Act and the conditions of any such co-investment order issued by the SEC, the Company may, under certain circumstances, co-invest with certain affiliated accounts in investments that are suitable for the Company and one or more of such affiliated accounts. Even though the Company and any such affiliated account co-invest in the same securities, conflicts of interest may still arise.  If the Advisor is presented with co-investment opportunities that generally fall within the Company’s investment objective and other Board Criteria and those of one or more affiliated accounts advised by the Advisor, whether focused on a debt strategy or otherwise, the Advisor will allocate such opportunities among the Company and such affiliated accounts in a manner consistent with the exemptive order and the Advisor’s allocation policies and procedures, as discussed in this registration statement.

With respect to co-investment transactions conducted under the exemptive order, initial internal allocations among the Company and other investment funds affiliated with the Advisor will generally be made, taking into account the allocation considerations set forth in the Advisor’s allocation policies and procedures as described above. If the Company invests in a transaction under a co-investment exemptive order and, immediately before the submission of the order for the Company and all other funds, accounts, or other similar arrangements advised by Kennedy Lewis and its affiliates, the opportunity is oversubscribed, it will generally be allocated on a pro-rata basis based on available capital. The Board regularly reviews the allocation policies and procedures of the Advisor.

To the extent consistent with applicable law and/or the Order issued to the Company, in addition to such co-investments, the Company and Kennedy Lewis or an affiliated account may, as part of unrelated transactions, invest in either the same or different tiers of a portfolio company’s capital structure or in an affiliate of such portfolio company. To the extent the Company holds investments in the same portfolio company or in an affiliate thereof that are different (including with respect to their relative seniority) than those held by Kennedy Lewis or an affiliated account, the Advisor may be presented with decisions when the interests of the two co-investors are in conflict. If the portfolio company in which the Company has an equity or debt investment and in which an affiliated account has an equity or debt investment elsewhere in the portfolio company’s capital structure, becomes distressed or defaults on its obligations under the private credit investment, the Advisor may have conflicting loyalties between its duties to the affiliated account, the Company, certain of its other affiliates and the portfolio company. In that regard, actions may be taken for such affiliated account that are adverse to the Company, or actions may or may not be taken by the Company due to such affiliated account’s investment, which action or failure to act may be adverse to the Company. In addition, it is possible that in a bankruptcy proceeding, the Company’s interest may be adversely affected by virtue of such affiliated account’s involvement and actions relating to its investment. Decisions about what action should be taken in a troubled situation, including whether to enforce claims, whether to advocate or initiate restructuring or liquidation inside or outside of bankruptcy and the terms of any work-out or restructuring, raise conflicts of interest.  In those circumstances where the Company and such affiliated accounts hold investments in different classes of a company’s debt or equity, Kennedy Lewis may also, to the fullest extent permitted by applicable law, take steps to reduce the potential for adversity between the Company and such affiliated accounts, including causing the Company to take certain actions that, in the absence of such conflict, it would not take, such as (A) remaining passive in a restructuring or similar situations (including electing not to vote or voting pro rata with other security-holders), (B) divesting investments or (C) otherwise taking action designed to reduce adversity.

Declining an Investment.  The Advisor may decline an investment opportunity on behalf of the Company to the extent the Advisor determines, in its discretion, that such investment may (a) have reputational considerations for the shareholders, the Advisor or the Company, (b) implicate considerations under the Advisor’s or a shareholder’s environmental, social and corporate governance policy, (c) to the Advisor’s knowledge, have been the subject of concern or controversy among financial institutions, institutional investors or the public or (d) give rise to other similar considerations.  In certain cases, such an investment may be allocated to other Affiliate Accounts (defined below) that have consented to the investment or do not, in the Advisor’s discretion, have such considerations, in lieu of the investment being allocated to the Company.  See also “Competition among the Accounts Managed by the Advisor and Its Affiliates.” below.

Conflicts of Interest Generally.  If any matter arises that the Advisor, as applicable, determines in its good faith judgment constitutes an actual conflict of interest, the Advisor, as applicable, will take such actions as it determines in good faith may be necessary or appropriate to ameliorate the conflict (and upon taking such actions, the Advisor, as applicable, will be relieved of any liability for such conflict to the fullest extent permitted by law and shall be deemed to have satisfied applicable fiduciary duties related thereto to the fullest extent permitted by law).  These actions include, by way of example and without limitation, (i) disposing of the investment or refraining from making the investment giving rise to the conflict of interest; (ii) appointing an independent fiduciary to act with respect to the matter giving rise to the conflict of interest; (iii) in connection with a matter giving rise to a conflict of interest with respect to an investment, consulting with the Board regarding the conflict of interest and/or obtaining a waiver or consent from the Board of the conflict of interest or acting in a manner, or pursuant to standards or procedures, approved by or disclosed to the Board with respect to such conflict of interest; (iv) disclosing the conflict to the shareholders; (v) implementing certain policies and procedures designed to ameliorate such conflict of interest or (vi) remaining passive and/or electing not to be the lead investor of a tranche of securities (even though the Company may hold the largest stake in the applicable tranche of securities).  There can be no assurance that the Advisor will identify or resolve all conflicts of interest in a manner that is favorable to the Company.  By acquiring Common Shares in the Company, each shareholder will be deemed to have acknowledged and consented to the existence or resolution of any such actual, apparent or potential conflicts of interest and to have waived any claim with respect to any liability arising from the existence of any such conflict of interest, other than for any fiduciary duties owed to the shareholders under common law or federal securities laws.  For the avoidance of doubt, in some cases after evaluating such conflict or potential conflict, the Advisor may determine that no action is required or that taking action may be adverse to the interests of the Company or an Affiliate.

Competition Among the Accounts Managed by the Advisor and Its Affiliates.  Each Affiliate is actively engaged in advisory and management services for Affiliate Accounts. Those activities also include managing assets of employee benefit plans that may be subject to ERISA and related regulations.  Each Affiliate expects to sponsor or manage additional collective investment vehicles and managed accounts in the future.  Each Affiliate may employ the same or different investment strategies for the various Affiliate Accounts it manages or otherwise advises.  Investment opportunities that may potentially be appropriate for the Company are generally expected to also be appropriate for other Affiliate Accounts, and such Affiliate Accounts will compete with the Company for positions and may compensate an Affiliate better than the Company.  Investments which are within the investment objective of the Company may be allocated to other Affiliate Accounts, and there is no assurance that the Company will be allocated those investments it wishes to pursue.  In addition, shareholders should note that certain other Affiliate Accounts are expected to use ranging degrees of leverage, often on different terms with different counterparties, be subject to different fee structures and/or liquidity terms and focus on different investments than the Company.  Investments of such other Affiliate Accounts and the Company may not be parallel for such and various other reasons, including different inflows and outflows of capital, variations in strategy, liquidity terms, governmental limitations on investment and other differences.  The results of the investment activities of the Company may differ significantly from the results achieved by Affiliate Accounts that implement the same or a similar investment strategy as the Company.

Under certain circumstances, the Company may invest in connection with a transaction in which Affiliate Accounts have already invested or are expected to invest.  Under other circumstances, Affiliated Accounts may invest in a portfolio company in which the Company has already invested or is expected to invest as well as investing in the Company itself.  Where an investment is allocated among the Company as well as one or more Affiliate Accounts, such investment opportunity is expected to be allocated based on one or more factors which may include each entity’s capital available for investment, available leverage, structure of the investment (including whether a delayed-draw investment, revolver or line of credit is part of, and/or cannot be separated from such investment), applicable concentration limits and investment guidelines and restrictions, investment objectives, investment strategies, whether the investment represents a follow-on investment for one or more of the entities, the nature and size of existing portfolio holdings, expected investment pipeline, size of the investment opportunity, portfolio cash positions, risk/return objectives (and availability or expected availability of leverage for certain investments to meet such investment objectives), liquidity constraints (including the applicable wind-down and ramp-up periods, remaining investment period and termination or redemption terms), round-lot position size, availability of credit facilities or counterparty relationships needed to effect the transaction, legal, tax, regulatory or other considerations and/or management of potential or actual conflicts of interest by the Advisor.  To the extent permitted by applicable law and the terms of the Order, the Company may also partner with other entities in which an Affiliate holds an investment or with which an Affiliate has a significant business relationship.

To the extent permitted by applicable law and the terms of the Order, where the Company invests in the same issuer as an Affiliated Account, the terms of the Company’s investment, including the type of instrument purchased, may be different from  the terms of the Affiliated Account’s investment or the type of instrument the Affiliate Account purchases.  The Affiliate Accounts may be given certain governance or other rights or may be subject to terms and conditions that are more favorable than those applicable to the Company.  Conflicts could arise after the Affiliate Account, on the one hand, and the Company, on the other hand, make investments in the same issuer with respect to the issuer’s strategy, growth and financing alternatives and with respect to the manner and timing of the Company’s exit from the investment compared to the Affiliate Account’s exit.  The Affiliate Accounts may make decisions that are more beneficial to themselves than to the Company.  Further, investments may benefit one or more of the Affiliate Accounts disproportionately to their benefit to the Company.  Conversely, the interests of one or more of the Affiliate Accounts in one or more investments may, in the future, be adverse to that of the Company, and the Advisor may be incentivized not to undertake certain actions on behalf of the Company in connection with such investments, including the exercise of certain rights the Company may have, in view of the investment by an Affiliate in such investments.

In addition, to the extent permitted by applicable law and the terms of the Order, an Affiliate and one or more Affiliate Accounts (including the Company), expect to invest, from time to time, in different instruments or classes of securities of the same issuer, including where the Company and/or any Affiliate Account control the majority of such instrument or class of securities.  For example, the Company expects to invest in the senior debt of an issuer where the mezzanine partners family of funds holds, or subsequently invests in, subordinated debt of such issuer.  As a result, one or more Affiliate Accounts may have different investment objectives or pursue or enforce rights with respect to a particular issuer in which the Company has invested, and those activities may have an adverse effect on the Company.  For example, if the Company holds debt of an issuer and an Affiliate Account holds equity instruments of the same issuer, then if the issuer experiences financial or operational challenges, the Company, which holds the debt, may seek a liquidation of the issuer, whereas the Affiliate Account, which holds the equity instruments, may prefer a reorganization of the issuer.  In these circumstances, actions taken on behalf of the Company may be adverse to the mezzanine investors, and vice versa, creating a conflict of interest for the Advisor.  In addition, if an Affiliate Account holds voting securities (for example, equity) of an issuer in which the Company holds non-voting securities (for example, secured debt) of such issuer, the Advisor, acting on behalf of such Affiliate Account may vote on certain matters in a manner that has an adverse effect on the positions held by the Company (e.g., regarding whether an Affiliate Account agrees to waive certain covenants or make certain amendments).  Conversely, if the Company holds voting securities of an issuer, the Advisor’s vote on behalf of the Company on a matter may end up benefiting Affiliated Accounts and harming the Company, especially with the benefit of hindsight (e.g., if the Company agrees to certain covenants, waivers or amendments, but the issuer and the Company’s investment in such issuer end up getting further impaired).

To the extent permitted by applicable law and the terms of the Order, courses of action that Kennedy Lewis may pursue to reduce the potential for adversity between the Company and an Affiliated Account include causing one or both clients to take certain actions that, in the absence of such conflict, it would not take, such as (i) remaining passive in a restructuring or similar situations (including electing not to vote or voting pro rata with other security holders), (ii) investing in the same or similar classes of securities as the other client in order to align their interests, (iii) divesting investments in whole or in part or (iv) appointing an unaffiliated third-party agent to act on behalf of either the Company or such Affiliate Account.  Any such step could have the effect of benefiting an Affiliate Account or Kennedy Lewis or its affiliates and might not be in the best interests of or may be adverse to the Company.

In enforcing its rights with respect to an investment, the Company, along with other Affiliate Accounts, may pursue or enforce rights with respect to a particular issuer, or Kennedy Lewis may pursue or enforce rights with respect to a particular issuer jointly on behalf of the Company and other Affiliate Accounts, even where the interests of such Affiliate Accounts may diverge in one or more respects from those of the Company.

The Company may be negatively impacted by the activities by or on behalf of such other Affiliate Accounts, and transactions for the Company may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case had a particular course of action with respect to the issuer of the securities not been pursued with respect to such other Affiliate Accounts.  In certain instances, personnel of Kennedy Lewis may obtain information about the issuer thereby limiting the Advisor’s ability to buy or sell securities of the issuer on behalf of the Company.  These conflicts are magnified with respect to issuers that undergo restructuring or become insolvent.  It is possible that in connection with a restructuring, insolvency, bankruptcy or similar proceeding the Company may be limited (by applicable law, courts or otherwise) in the positions or actions it may be permitted to take due to other interests held or actions or positions taken by Affiliate Accounts.

Positions taken by Affiliate Accounts may also dilute or otherwise negatively affect the values, prices or investment strategies associated with investments held by the Company.  For example, this may occur when investment decisions regarding the Company are based on research or other information that is also used to support portfolio decisions for other Affiliate Accounts.  When an Affiliate Account implements a portfolio decision or strategy ahead of, or contemporaneously with, similar portfolio decisions or strategies for the Company (whether or not the portfolio decisions emanate from the same research analysis or other information), market impact, liquidity constraints, or other factors could result in the Company receiving less favorable investment results, and the costs of implementing such portfolio decisions or strategies could be increased or the Company could otherwise be disadvantaged.  In addition, Affiliate Accounts may have short positions in the same security or instrument or a different security or instrument in the same issuer as a security or instrument purchased by the Company, which may present additional conflicts, particularly if the issuer experiences financial difficulties.

To the extent permitted by applicable law and the terms of the Order, the Company may participate in a follow-on investment of an Affiliate Account, where the Company has not previously invested in the applicable portfolio company, and vice versa.  Any such follow-on investment would present conflicts of interest, including in the Advisor or its affiliate’s negotiation of the terms of such follow-on investment, and raises the risk that the Company’s capital may be used to support an Affiliate Account’s existing investment.

In addition, an investment that the Advisor determined was appropriate for an Other Kennedy Lewis Investor when originally consummated may be refinanced, extended or otherwise modified in such a way that the investment is no longer consistent with the investment objectives of the Other Kennedy Lewis Investor, but is consistent with the investment objective of the Company.  In this situation, to the extent permitted by applicable law and the terms of the Order, the Company may make an investment in the issuer and the proceeds of the Company’s investment will be used by the issuer to repay the existing investment in such issuer of an Other Kennedy Lewis Investor and vice versa.  For example, the Company expects to participate in recapitalizations or refinancings of portfolio companies in which the Kennedy Lewis Specialty Loan funds have invested.  In this situation, the new loan in which the Company invests may have a lower interest rate, for example, due to changes in market conditions, improvements in the business of the issuer or other factors.  In these circumstances, the Other Kennedy Lewis Investor may exit the investment at the time the loan is refinanced, extended or otherwise modified, and the Company may participate in the investment going forward and vice versa.  In these circumstances, the consent of the shareholders will not be required.  As a result, conflicts of interest may arise between the Other Kennedy Lewis Investor exiting the investment and the Company entering into the investment, including determinations of whether the Affiliate Account is being redeemed from an investment with a negative outlook (and whether the Company is supporting such exit with their investment), and whether the Company is paying a higher or lower price than market value or transacting on terms that are more or less favorable than in other comparable transactions.  Conversely, the Company’s investment may be refinanced by an Affiliate Account that may have the effect of shortening the duration of an attractive investment.

As a result, conflicts of interest are generally expected to arise between the Company exiting the investment and such Other Kennedy Lewis Investor entering into the investment, including determinations of whether the Company is being taken out of an investment with a positive outlook or whether the Company’s exit may have the effect of shortening the duration of an attractive investment.  Similarly, the Company may agree to an amendment, extension, refinancing or similar transaction involving an existing investment, and such transaction may create an investment opportunity for other Affiliate Accounts.

The Company may be allocated a small part of an investment opportunity within the investment objective of the Company when other Affiliate Accounts are allocated a larger portion.  The Company may be prohibited (due to, for example, regulatory limitations) from pursuing certain investment opportunities and may find that its ability to participate in any particular opportunity may be substantially limited.

For the foregoing reasons, among others, each Affiliate and its portfolio managers, including the Investment Team, are generally expected to have a conflict of interest between acting in the best interests of the Company and such other Affiliate Accounts.  Kennedy Lewis has developed policies and procedures that provide that it will allocate investment opportunities and make purchase and sale decisions among the Company and its other clients in a manner that it considers, in its discretion and consistent with its fiduciary obligation to its clients, to be reasonable.  In many cases, these policies may result in the pro rata allocation of limited opportunities across accounts, but in many other cases, the allocations may reflect numerous other factors based upon Kennedy Lewis’ good faith assessment of the best use of such limited opportunities relative to the objectives, limitations and requirements of each of its clients and applying a variety of factors, including those described herein.  Kennedy Lewis seeks to treat all clients reasonably in light of all factors relevant to managing an investment fund or account, and in some cases, it is possible that the application of the factors described herein may result in allocations in which certain investment funds or accounts may receive an allocation when other investment funds (including the Company) or accounts do not.  Similarly, Kennedy Lewis may cause the liquidation of certain positions for the Company and other clients in its discretion in accordance with the foregoing principles.  Such allocations or liquidations may benefit another client instead of the Company or may be detrimental to the Company.

Moreover, the results of the investment activities of the Company may differ significantly from the results achieved by an Affiliate for the other Affiliate Accounts.  The Advisor will manage the Company and the other Affiliate Accounts it manages in accordance with their respective investment objectives and guidelines; however, the Affiliate may give advice and take action, with respect to any current or future Affiliate Accounts that may compete or conflict with the advice the Advisor may give to the Company, including with respect to the timing or nature of actions relating to certain investments.

Future investment activities by Kennedy Lewis on behalf of other clients may give rise to additional conflicts of interest and demands on Kennedy Lewis’ time and resources.

Diverse Membership; Relationships with Shareholders.  The Company and investors are generally expected to have conflicting investment, tax and other interests with respect to the investments made by the Company.  The shareholders are expected to include various types of persons or entities organized in various jurisdictions, and different shareholders may have conflicting investment, tax and other interests in respect of their investment in the Company.  The conflicting interests of the Company and of individual shareholders may relate to or arise from, among other things, the nature of investments made by the Company, the structuring of the acquisition of the Company’s investments, and the timing of disposition of investments, which may be more beneficial for the Company or shareholders than for one or more of the other shareholders.  Such structuring of the Company’s investments and other factors may result in different returns being realized by different shareholders.  Furthermore, under the U.S. tax audit rules applicable to the Company, decisions or elections made in connection with certain laws and regulations by the Advisor (or such other person designated by the Advisor) in connection with tax audits (including whether or not to make an election under those rules) may be more beneficial for one type of shareholder than for another type of shareholder.  As a consequence, conflicts of interest may arise in connection with decisions made by the Advisor, including in respect of the nature or structuring of investments and the use of leverage that may be more beneficial for one shareholder than for another shareholder, especially in respect of individual tax situations.  In addition, one or more of the Company, the Advisor, and/or their affiliates may face certain tax risks based on positions taken by the Company, its subsidiaries and/or a withholding agent, and the Advisor reserves the right on behalf of itself and its affiliates to take positions adverse to the Company and the shareholders, including with respect to withholding of amounts to cover actual or potential tax liabilities.

Valuation of Assets.  Certain securities and other assets in which the Company will directly or indirectly invest, including secured loan investments, are not expected to have a readily ascertainable market value and will be valued by the Advisor in accordance with its established valuation policies.  Such securities and other assets will constitute a substantial portion of the Company’s investments.  In addition, when the Advisor determines that the market price does not fairly represent the value of an investment, the Advisor will determine a fair value for such investment as the Company’s valuation designee.  The Advisor has a conflict of interest in determining such valuations, as avoiding writing down the value of assets or writing off assets that are not readily marketable or difficult to value may cause it to receive higher management fees.

Each Affiliate is engaged in advisory and management services for multiple collective investment vehicles and managed accounts, including other investment funds managed by the Affiliates.  In connection with these activities, each Affiliate is required to value assets, including in connection with managing or advising their proprietary and client accounts.  In this regard, certain units within an Affiliate may share information regarding valuation techniques and models or other information relevant to the valuation of a specific asset or category of assets, although they are under no obligation to engage in such information sharing.  The Advisor will value the Company’s investments according to its established valuation policies, and may value an identical asset differently than other units within the Affiliates (e.g., when an asset does not have a readily ascertainable market price).

Conflicts with Portfolio Companies.  In certain instances, members of the Investment Team and officers and employees of the Advisor may serve as board members of certain portfolio companies and, in that capacity, will be required to make decisions that they consider to be in the best interests of the portfolio company.  In certain circumstances, such as in situations involving bankruptcy or near insolvency of the portfolio company, actions that may be in the best interests of the portfolio company may not be in the best interests of the Company, and vice versa. Accordingly, in these situations, there may be conflicts of interest between an individual’s duties as a member of the Investment Team or officer or employee of the Advisor and such individual’s duties as a board member of the portfolio company. Additionally, the Advisor or affiliates of the Advisor may enter into transactions with a portfolio company (for example, a property lease), which may create a conflict of interest. While it is generally expected that any such transaction would be on arm’s length terms, it is possible that the portfolio company may pay higher fees or receive fewer benefits in the transaction than it would if the counterparty to the transaction were a third party.

Selection of Service Providers.  The Company’s advisors and Service Providers or their affiliates are expected to provide goods or services to, or have business, personal, financial or other relations with Kennedy Lewis, their affiliates, advisory clients and portfolio companies.  Such advisors and Service Providers may be investors in the Company, sources of investment opportunities or co-investors or commercial counterparties or entities in which an Affiliate Account has an investment.  Additionally, certain employees of Kennedy Lewis may have family members or relatives employed by such advisors and Service Providers.  These relationships may influence the Advisor in deciding whether to select or recommend such Service Providers to perform services for the Company or portfolio companies (the cost of which generally will be borne directly or indirectly by the Company or such entities, as applicable).

Allocation of Revolver, Delayed-Draw Investment or Line of Credit Obligations.  The Company generally expects to participate in one or more investments that are structured as “revolvers”, “delayed-draws” or “lines of credit” with funding obligations that extend past the initial date of investment.  Later funding obligations related to such investments may not be allocated pro rata among all the investors who participated in the initial funding of an investment.  In particular, the Company may participate in the initial funding of an investment, but may not participate in later-arising funding obligations (i.e., the revolver, delayed-draw or line of credit portions) related to such investment, including because of capacity limitations that an investment vehicle may have for making new revolver, delayed-draw investments or lines of credit or because Kennedy Lewis forms a new investment Company focused on investing in revolvers, delayed-draw investments and/or lines of credit.  As a result, the Company may be allocated a smaller or larger portion of revolver, delayed-draw investments or lines of credit than other investors participating in the loan (or may not be allocated any portion).  See “Risk Factors–The Company is Subject to Risks Associated with Revolver, Delayed-Draw and Line of Credit Investments.”  Shareholders that participate in the initial funding of an investment may receive certain economic benefits in connection with such initial funding, such as original issue discount, closing payments, or commitment fees and these benefits are expected to be allocated based on participation in the initial funding, regardless of participation in future funding obligations.  In addition, where the Company and any other participating investors have not participated in each funding of an investment on a pro rata basis, conflicts of interest may arise between the Company and the other investors as the interests of the Company and the other investors may not be completely aligned with respect to such investment.  In that regard, the revolver, delayed draw or line of credit portion of an investment may be senior to the investment in the portfolio company made by the Company, and as a result, the interests of the Company may not be aligned with other participating investors.

The foregoing list of conflicts does not purport to be a complete enumeration or explanation of the actual and potential conflicts involved in an investment in the Company.  Prospective investors should read this Registration Statement and consult with their own advisors before deciding whether to invest in the Company. In addition, as the Company’s investment program develops and changes over time, an investment in the Company may be subject to additional and different actual and potential conflicts. Although the various conflicts discussed herein are generally described separately, prospective investors should consider the potential effects of the interplay of multiple conflicts.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

The following table sets forth, as of March 31, 2024, information with respect to the beneficial ownership of our Common Shares by:

•	each person known to us to be expected to beneficially own more than 5% of the outstanding Common Shares;

•	each of our Trustees and executive officers; and

•	all of our Trustees and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. There are no Common Shares subject to options that are currently exercisable or exercisable within 60 days of the offering.

	Type of Ownership	Number	Percentage
Interested Trustees(1)
James Didden	Beneficial/Record	148,118	1.29%
Doug Logigian	—	—	—
Independent Trustees(1)
Ankur Keswani	—	—	—
Julian Markby	—	—	—
Catherine Smith	—	—	—
Executive Officers Who Are Not Trustees(1)
Gary Klayn	—	—	—
Gregory MacCordy	—	—	—
Anthony Pasqua	—	—	—
Rachel Presa	—	—	—

All officers and Trustees as a group (9 persons)

(1)	The address for all of the Company’s officers and Trustees is 225 Liberty St. Suite 4210, New York, NY 10281.

The following table sets forth the dollar range of our equity securities as of December 31, 2023.

Name	Dollar Range of Equity Securities in Company(1)(2)(3)
Interested Trustees
James Didden	Over $100,000
Doug Logigian	None
Independent Trustees
Ankur Keswani	None
Julian Markby	None
Catherine Smith	None

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

(2)	The dollar range of equities securities expected to be beneficially owned by our Trustees is based on the initial public offering price of $20.87 per share.

(3)	The dollar range of equity securities beneficially owned are: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000 or Over $100,000.

DISTRIBUTIONS

We have declared distributions on a quarterly basis beginning in May 2023 through the date of this prospectus and expect to continue to pay regular quarterly distributions. Any distributions we make will be at the discretion of our Board, considering factors such as our earnings, cash flow, capital needs and general financial condition and the requirements of Delaware law. As a result, our distribution rates and payment frequency may vary from time to time.

Our Board’s discretion as to the payment of distributions will be directed, in substantial part, by its determination to cause us to comply with the RIC requirements. To maintain our treatment as a RIC, we generally are required to make aggregate annual distributions to our shareholders of at least 90% of investment company taxable income. See “Description of our Common Shares” and “Certain U.S. Federal Income Tax Considerations.”

The per share amount of distributions on Class S, Class D and Class I shares generally differ because of different class-specific shareholder servicing and/or distribution fees that are deducted from the gross distributions for each share class. Specifically, distributions on Class S shares will be lower than Class D shares and Class I shares, and distributions on Class D shares will be lower than Class I shares because we are required to pay higher ongoing shareholder servicing and/or distribution fees with respect to the Class S shares (compared to Class D shares and Class I shares), and we are required to pay higher ongoing shareholder servicing fees with respect to Class D shares (compared to Class I shares).

There is no assurance we will pay distributions in any particular amount, if at all. We may fund any distributions from sources other than cash flow from operations, including, without limitation, the sale of assets, borrowings or return of capital, and we have no limits on the amounts we may pay from such sources. The extent to which we pay distributions from sources other than cash flow from operations will depend on various factors, including the level of participation in our dividend reinvestment plan, how quickly we invest the proceeds from this and any future offering and the performance of our investments. Funding distributions from the sales of assets, borrowings, return of capital or proceeds of this offering will result in us having less funds available to acquire investments. As a result, the return you realize on your investment may be reduced. Doing so may also negatively impact our ability to generate cash flows. Likewise, funding distributions from the sale of additional securities will dilute your interest in us on a percentage basis and may impact the value of your investment especially if we sell these securities at prices less than the price you paid for your shares.

From time to time, we may also pay special distributions in the form of cash or Common Shares at the discretion of our Board.

We have not established limits on the amount of funds we may use from any available sources to make distributions. There can be no assurance that we will achieve the performance necessary to sustain our distributions or that we will be able to pay distributions at a specific rate or at all. The Advisor and its affiliates have no obligation to waive advisory fees or otherwise reimburse expenses in future periods. See “Advisory Agreement, Administration Agreement and Other Agreements.”

Consistent with the Code, shareholders will be notified of the source of our distributions. Our distributions may exceed our earnings and profits. As a result, a portion of the distributions we make may represent a return of capital for tax purposes. The tax basis of shares must be reduced by the amount of any return of capital distributions, which will result in an increase in the amount of any taxable gain (or a reduction in any deductible loss) on the sale of shares.

From time to time, we expect portions of our distributions may be funded indirectly through the reimbursement of certain expenses by the Advisor and its affiliates, including through the waiver of certain investment advisory fees by the Advisor, that are subject to conditional reimbursement by us within three years. Any such distributions funded through expense reimbursements or waivers of advisory fees are not based on our investment performance, and can only be sustained if we achieve positive investment performance in future periods and/or the Advisor or its affiliates continues to advance such expenses or waive such fees. Our future reimbursement of amounts advanced or waived by the Advisor and its affiliates will reduce the distributions that you would otherwise receive in the future. Other than as set forth in this prospectus, the Advisor and its affiliates have no obligation to advance expenses or waive advisory fees.

We intend to elect to be treated, and intend to qualify annually thereafter, as a RIC under the Code. To obtain and maintain RIC tax treatment, we must distribute at least 90% of our investment company taxable income (net ordinary taxable income and net short-term capital gains in excess of net long-term capital losses), if any, to our shareholders. A RIC may satisfy the 90% distribution requirement by actually distributing dividends (other than capital gain dividends) during the taxable year. In addition, a RIC may, in certain cases, satisfy the 90% distribution requirement by distributing dividends relating to a taxable year after the close of such taxable year under the “spillback dividend” provisions of Subchapter M. If a RIC makes a spillback dividend, the amounts will be included in a shareholder’s gross income for the year in which the spillback dividend is paid.

We currently intend to distribute net capital gains (i.e., net long-term capital gains in excess of net short-term capital losses), if any, at least annually out of the assets legally available for such distributions. However, we may decide in the future to retain such capital gains for investment and elect to treat such gains as deemed distributions to you. If this happens, you will be treated for U.S. federal income tax purposes as if you had received an actual distribution of the capital gains that we retain and reinvested the net after tax proceeds in us. In this situation, you would be eligible to claim a tax credit (or, in certain circumstances, a tax refund) equal to your allocable share of the tax we paid on the capital gains deemed distributed to you. We can offer no assurance that we will achieve results that will permit the payment of any cash distributions. See “Certain U.S. Federal Income Tax Considerations.”

Since we have issued senior securities, we may be prohibited from making distributions if doing so causes us to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings.

We have adopted a dividend reinvestment plan pursuant to which you may elect to have the full amount of your cash distributions reinvested in additional Common Shares. See “Dividend Reinvestment Plan.”

DESCRIPTION OF OUR COMMON SHARES

The following description is based on relevant portions of Delaware law and on our Declaration of Trust and Bylaws. This summary is not necessarily complete, and we refer you to Delaware law, our Declaration of Trust and our Bylaws for a more detailed description of the provisions summarized below.

General

The terms of the Declaration of Trust authorize an unlimited number of Common Shares of any class, par value $0.01 per share, of which 11,506,727 shares were outstanding as of March 31, 2024, and an unlimited number of shares of preferred shares, par value $0.01 per share. The Declaration of Trust provides that the Board may classify or reclassify any unissued Common Shares into one or more classes or series of Common Shares or preferred shares by setting or changing the preferences, conversion or other rights, voting powers, restrictions, or limitations as to dividends, qualifications, or terms or conditions of redemption of the shares. There is currently no market for our Common Shares, and we can offer no assurances that a market for our shares will develop in the future. We do not intend for the shares offered under this prospectus to be listed on any national securities exchange. There are no outstanding options or warrants to purchase our shares. No shares have been authorized for issuance under any equity compensation plans. Under the terms of our Declaration of Trust, shareholders shall be entitled to the same limited liability extended to shareholders of private Delaware for profit corporations formed under the Delaware General Corporation Law, 8 Del. C. § 101, et. seq. Our Declaration of Trust provides that no shareholder shall be liable for any Company property, acts, obligations or affairs of the Company by reason of being a shareholder.

None of our shares are subject to further calls or to assessments, sinking fund provisions, obligations of the Company or potential liabilities associated with ownership of the security (not including investment risks). In addition, except as may be provided by the Board in setting the terms of any class or series of Common Shares or as provided in connection with a roll-up transaction pursuant to the Declaration of Trust, no shareholder shall be entitled to exercise appraisal rights in connection with any transaction.

Outstanding Securities

Title of Class	Amount Authorized	Amount Held by Company for its Account	Amount Outstanding as of March 31, 2024
Class S	Unlimited	-	-
Class D	Unlimited	-	-
Class I	Unlimited	-	-

Common Shares

Under the terms of our Declaration of Trust, all Common Shares have equal rights as to voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Dividends and distributions may be paid to the holders of our Common Shares if, as and when authorized by our Board and declared by us out of funds legally available therefore. Except as may be provided by our Board in setting the terms of classified or reclassified shares, our Common Shares have no preemptive, exchange, conversion, appraisal or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract and except that, in order to avoid the possibility that our assets could be treated as “plan assets,” we may require any person proposing to acquire Common Shares to furnish such information as may be necessary to determine whether such person is a benefit plan investor or a controlling person, restrict or prohibit transfers of such shares or redeem any outstanding shares for such price and on such other terms and conditions as may be determined by or at the direction of the Board. In the event of our liquidation, dissolution or winding up, each share of our Common Shares would be entitled to share pro rata in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred shares, if any preferred shares are outstanding at such time. Subject to the rights of holders of any other class or series of shares, each share of our Common Shares is entitled to one vote on all matters submitted to a vote of shareholders, including the election of Trustees, and each fractional share shall be entitled to a proportionate fractional vote. Except as may be provided by the Board in setting the terms of classified or reclassified shares, and subject to the express terms of any class or series of preferred shares, any matter required to be submitted to shareholders and affecting one or more classes of shares shall require approval by the required vote of all the affected classes of shares voting together as a single class; provided, however, that as to any matter with respect to which a separate vote by that class of shares is required by the 1940 Act, the separate vote shall apply in addition to a vote of all the affected classes voting together as a single class. Shareholders of a particular class shall not be entitled to vote on any matter that affects only one or more of the other classes of shares. There will be no cumulative voting in the election or removal of Trustees. Subject to the special rights of the holders of any class or series of preferred shares to elect Trustees, each Trustee will be elected by a plurality of the votes cast with respect to such Trustee’s election except in the case of a “contested election” (as defined in our

Bylaws), in which case Trustees will be elected by a majority of the votes cast in the contested election of Trustees. Our Board may amend the Bylaws to alter the vote required to elect Trustees. We may not acquire assets in exchange for our Common Shares.

Class S Shares

Upfront sales loads of 3.50% are paid for sales of any Class S shares. If you purchase Class S shares from certain financial intermediaries, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that they limit such charges to a 3.50% cap on NAV for Class S shares. Class S shares are subject to a minimum initial investment of $2,500. All subsequent purchases of Class S shares, except for those made under our dividend reinvestment plan, are subject to a minimum investment size of $500 per transaction. The Managing Dealer can waive the initial or subsequent minimum investment at its discretion.

We pay the Managing Dealer selling commissions over time as a shareholder servicing and/or distribution fee with respect to our outstanding Class S shares equal to 0.85% per annum of the aggregate NAV of our outstanding Class S shares, including any Class S shares issued pursuant to our dividend reinvestment plan. The shareholder servicing and/or distribution fees are paid monthly in arrears. The Managing Dealer reallows (pays) all or a portion of the shareholder servicing and/or distribution fees to participating brokers and servicing brokers for ongoing shareholder services performed by such brokers, and will waive shareholder servicing and/or distribution fees to the extent a broker is not eligible to receive it for failure to provide such services.

Class D Shares

Upfront sales loads of 1.50% paid for sales of any Class D shares. If you purchase Class D shares from certain financial intermediaries, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that they limit such charges to a 1.50% cap on NAV for Class D shares. Class D shares are subject to a minimum initial investment of $2,500. All subsequent purchases of Class D shares, except for those made under our dividend reinvestment plan, are subject to a minimum investment size of $500 per transaction. The Managing Dealer can waive the initial or subsequent minimum investment at its discretion.

We pay the Managing Dealer selling commissions over time as a shareholder servicing and/or distribution fee with respect to our outstanding Class D shares equal to 0.25% per annum of the aggregate NAV of all our outstanding Class D shares, including any Class D shares issued pursuant to our dividend reinvestment plan. The shareholder servicing and/or distribution fees are paid monthly in arrears. The Managing Dealer reallows (pays) all or a portion of the shareholder servicing and/or distribution fees to participating brokers and servicing brokers for ongoing shareholder services performed by such brokers, and will waive shareholder servicing and/or distribution fees to the extent a broker is not eligible to receive it for failure to provide such services.

Class D shares are generally available for purchase in this offering only (1) through fee-based programs, also known as wrap accounts, sponsored by participating brokers or other intermediaries that provide access to Class D shares, (2) through participating brokers that have alternative fee arrangements with their clients to provide access to Class D shares, (3) through transaction/ brokerage platforms at participating brokers, (4) through certain registered investment advisers, (5) through bank trust departments or any other organization or person authorized to act in a fiduciary capacity for its clients or customers or (6) by other categories of investors that we name in an amendment or supplement to this prospectus.

Class I Shares

No upfront sales loads are paid for sales of any Class I shares. Class I shares are subject to a minimum initial investment of $1,000,000, which is waived or reduced by the Managing Dealer for certain investors as described below under “Plan of Distribution.” All subsequent purchases of Class I shares, except for those made under our dividend reinvestment plan, are subject to a minimum investment size of $500 per transaction. The Managing Dealer can waive the initial or subsequent minimum investment at its discretion.

 No shareholder servicing and/or distribution fees are paid for sales of any Class I shares.

Class I shares are generally available for purchase in this offering only (1) through fee-based programs, also known as wrap accounts, sponsored by participating brokers or other intermediaries that provide access to Class I shares, (2) by endowments, foundations, pension funds and other institutional investors, (3) through participating brokers that have alternative fee arrangements with their clients to provide access to Class I shares, (4) through transaction/ brokerage platforms at participating brokers, (5) by our executive officers and Trustees and their immediate family members, as well as officers and employees of the Advisor or other affiliates and their immediate family members, and, if approved by our Board, joint venture partners, consultants and other service providers, or (6) by other categories of investors that we name in an amendment or supplement to this prospectus. In certain cases, where a holder of Class S or Class D shares exits a relationship with a participating broker for this offering and does not enter into a new relationship with a participating broker for this offering, such holder’s shares may be exchanged into an equivalent NAV amount of Class I shares. We may also offer Class I shares to certain feeder vehicles primarily created to hold our Class I shares, which in turn offer interests in themselves to investors; we expect to conduct such offerings pursuant to exceptions to registration under the Securities Act and not as a part of this offering. Such feeder vehicles may have additional costs and expenses, which would be disclosed in connection with the offering of their interests. We may also offer Class I shares to other investment vehicles.

Other Terms of Common Shares

We will cease paying the shareholder servicing and/or distribution fee on the Class S shares and Class D shares on the earlier to occur of the following: (i) a listing of Class I shares, (ii) our merger or consolidation with or into another entity, or the sale or other disposition of all or substantially all of our assets or (iii) the date following the completion of the primary portion of this offering on which, in the aggregate, underwriting compensation from all sources in connection with this offering, including the shareholder servicing and/or distribution fee and other underwriting compensation, is equal to 10% of the gross proceeds from our primary offering. In addition, as required by exemptive relief that allows us to offer multiple classes of shares, at the end of the month in which the Managing Dealer in conjunction with the transfer agent determines that total transaction or other fees, including upfront placement fees or brokerage commissions, and shareholder servicing and/or distribution fees paid with respect to any single share held in a shareholder’s account would exceed, in the aggregate, 10% of the gross proceeds from the sale of such share (or a lower limit as determined by the Managing Dealer or the applicable selling agent), we will cease paying the shareholder servicing and/or distribution fee on either (i) each such share that would exceed such limit or (ii) all Class S shares and Class D shares in such shareholder’s account. We may modify this requirement if permitted by applicable exemptive relief. At the end of such month, the applicable Class S shares or Class D shares in such shareholder’s account will convert into a number of Class I shares (including any fractional shares), with an equivalent aggregate NAV as such Class S or Class D shares. In addition, immediately before any liquidation, dissolution or winding up, each Class S share and Class D share will automatically convert into a number of Class I shares (including any fractional shares) with an equivalent NAV as such share.

Preferred Shares

This offering does not include an offering of preferred shares. However, under the terms of the Declaration of Trust, our Board may authorize us to issue preferred shares in one or more classes or series without shareholder approval, to the extent permitted by the 1940 Act. The Board has the power to fix the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption of each class or series of preferred shares. We do not currently anticipate issuing preferred shares in the near future. In the event we issue preferred shares, we will make any required disclosure to shareholders. We will not offer preferred shares to the Advisor or our affiliates except on the same terms as offered to all other shareholders.

Preferred shares could be issued with terms that would adversely affect the shareholders, provided that we may not issue any preferred shares that would limit or subordinate the voting rights of holders of our Common Shares. Preferred shares could also be used as an anti-takeover device through the issuance of shares of a class or series of preferred shares with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control. Every issuance of preferred shares will be required to comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that: (1) immediately after issuance and before any dividend or other distribution is made with respect to common shares and before any purchase of common shares is made, such preferred shares together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred shares, if any are issued, must be entitled as a class voting separately to elect two Trustees at all times and to elect a majority of the Trustees if distributions on such preferred shares are in arrears by two full years or more. Certain matters under the 1940 Act require the affirmative vote of the holders of at least a majority of the outstanding shares of preferred shares (as determined in accordance with the 1940 Act) voting together as a separate class. For example, the vote of such holders of preferred shares would be required to approve a proposal involving a plan of reorganization adversely affecting such securities.

The issuance of any preferred shares must be approved by a majority of our Independent Trustees not otherwise interested in the transaction, who will have access, at our expense, to our legal counsel or to independent legal counsel.

Limitation on Liability of Trustees and Officers; Indemnification and Advance of Expenses

Delaware law permits a Delaware statutory trust to include in its declaration of trust a provision to indemnify and hold harmless any trustee or beneficial owner or other person from and against any and all claims and demands whatsoever. Our Declaration of Trust provides that our Trustees will not be liable to us or our shareholders for monetary damages for breach of fiduciary duty as a trustee to the fullest extent permitted by Delaware law. Our Declaration of Trust provides for the indemnification of any person to the full extent permitted, and in the manner provided, by Delaware law. In accordance with the 1940 Act, we will not indemnify certain persons for any liability to which such persons would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Pursuant to our Declaration of Trust and subject to certain exceptions described therein, we will indemnify and pay or reimburse reasonable expenses in advance of final disposition of a proceeding to any individual who is a present or former Trustee, officer or employee of the Company (each such person, an “Indemnitee”) against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such Indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth in Article V by reason of his having acted in any such capacity, except with respect to any matter as to which he shall not have acted in good faith in the reasonable belief that his action was in the best interest of the Company or, in the case of any criminal proceeding, as to which he shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such Indemnitee arising by reason of (i) willful misconduct, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as “disabling conduct”). Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any Indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such Indemnitee (1) was authorized by a majority of the Trustees or (2) was instituted by the Indemnitee to enforce his or her rights to indemnification hereunder in a case in which the Indemnitee is found to be entitled to such indemnification.

We will not indemnify an Indemnitee against any liability or loss suffered by such Indemnitee unless (i) such liability or loss was not the result of gross negligence, willful misconduct, bad faith or reckless disregard of the duties of the Indemnitee’s position and  (ii) there has been either (A) a final decision on the merits by a court or other body of competent jurisdiction determining that the Indemnittee is entitled to indemnification, (B) a majority vote of a quorum of Independent Trustees who are not parties to the proceeding that the Indemnitee is entitled to indemnification, or (C) independent legal counsel provides a written opinion concluding that the Indemnitee is entitled to indemnification.

In addition, the Declaration of Trust permits the Company to advance payments in connection with expenses of defending any action with respect to which indemnification might be sought hereunder if the Company receives a written affirmation by the Indemnitee of the Indemnitee’s good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking to reimburse the Company it is subsequently determined that the Indemnitee is entitled to such indemnification and if a majority of the Trustees determine that the applicable standards of conduct necessary for indemnification appear to have been met. In addition, at least one of the following conditions must be met: (i) the Indemnitee shall provide adequate security for his undertaking, (ii) the trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the Independent Trustees who are not parties to the proceeding or if a majority vote of such quorum so direct, independent legal counsel in a written opinion, shall conclude based on a review of readily available facts (as opposed to a full trial-type inquiry).

Delaware Law and Certain Declaration of Trust Provisions

Organization and Duration

We were formed in Delaware on February 10, 2022, and will remain in existence until dissolved in accordance with our Declaration of Trust or pursuant to Delaware law.

Purpose

Under the Declaration of Trust, we are permitted to conduct, operate, and carry on the business of a BDC within the meaning of the 1940 Act, and, in connection therewith, to exercise all of the rights and powers conferred upon us pursuant to the agreements relating to such business activity.

Our Declaration of Trust contains provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. Our Board may, without shareholder action, authorize the issuance of shares in one or more classes or series, including preferred shares; our Board may, without shareholder action, amend our Declaration of Trust to increase the number of our Common Shares, of any class or series, that we will have authority to issue; and our Declaration of Trust provides that, while we do not intend to list our shares on any securities exchange, if any class of our shares is listed on a national securities exchange, our Board will be divided into three classes of Trustees serving staggered terms of three years each. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Sales and Leases to the Company

Our Declaration of Trust provides that, unless otherwise permitted by the 1940 Act or applicable guidance or exemptive relief of the SEC, we may not purchase or lease assets in which the Advisor or any of its affiliates have an interest unless all of the following conditions are met: (a) the transaction is fully disclosed to the shareholders in a prospectus or in a periodic report; and (b) the assets are sold or leased upon terms that are reasonable to us and at a price not to exceed the lesser of cost or fair market value as determined by an independent expert. However, the Advisor may purchase assets in its own name (and assume loans in connection) and temporarily hold title, for the purposes of facilitating the acquisition of the assets, the borrowing of money, obtaining financing for us, or the completion of construction of the assets, so long as all of the following conditions are met: (i) the assets are purchased by us at a price no greater than the cost of the assets to the Advisor; (ii) all income generated by, and the expenses associated with, the assets so acquired will be treated as belonging to us; and (iii) there are no other benefits arising out of such transaction to the Advisor apart from compensation otherwise permitted by the Omnibus Guidelines, as adopted by the NASAA.

Sales and Leases to our Advisor, Trustees or Affiliates

Our Declaration of Trust provides that, unless otherwise permitted by the 1940 Act or applicable guidance or exemptive relief of the SEC, we may not sell assets to the Advisor or any of its affiliates unless such sale is approved by the holders of more than fifty percent (50%) of the Common Shares. Our Declaration of Trust also provides that we may not lease assets to the Advisor or any affiliate thereof unless all of the following conditions are met: (a) the transaction is fully disclosed to the shareholders in a prospectus or in another periodic report; and (b) the terms of the transaction are fair and reasonable to us.

Loans

Our Declaration of Trust provides that, unless otherwise permitted by the 1940 Act or applicable guidance or exemptive relief of the SEC, and except for the advancement of indemnification funds, no loans, credit facilities, credit agreements or otherwise may be made by us to the Advisor or any of its affiliates.

Commissions on Financing, Refinancing or Reinvestment

Our Declaration of Trust provides that, unless otherwise permitted by the 1940 Act or applicable guidance or exemptive relief of the SEC, we generally may not pay, directly or indirectly, a commission or fee to the Advisor or any of its affiliates in connection with the reinvestment of cash available for distribution, available reserves, or the proceeds of the resale, exchange or refinancing of assets.

Lending Practices

Our Declaration of Trust provides that, with respect to financing made available to us by the Advisor, the Advisor may not receive interest in excess of the lesser of the Advisor’s cost of funds or the amounts that would be charged by unrelated lending institutions on comparable loans for the same purpose. The Advisor may not impose a prepayment charge or penalty in connection with such financing and the Advisor may not receive points or other financing charges. In addition, the Advisor will be prohibited from providing financing to us with a term in excess of 12 months.

Number of Trustees; Vacancies; Removal

Our Declaration of Trust provides that the number of Trustees will be set by our Board in accordance with our Bylaws. Our Bylaws provide that a majority of our entire Board may at any time increase or decrease the number of Trustees. Our Declaration of Trust provides that the number of Trustees may not be less than three (3), except for a period of up to sixty (60) days after the death, removal or resignation of a Trustee pending the election of such Trustee’s successor. Except as otherwise required by applicable requirements of the 1940 Act and as may be provided by our Board in setting the terms of any class or series of preferred shares, pursuant to an election under our Declaration of Trust, any and all vacancies on our Board may be filled only by the affirmative vote of a majority of the remaining Trustees in office, even if the remaining Trustees do not constitute a quorum, and any Trustee elected to fill a vacancy will serve for the remainder of the full term of the Trustee for whom the vacancy occurred and until a successor is elected and qualified, subject to any applicable requirements of the 1940 Act. Independent Trustees will nominate replacements for any vacancies among the Independent Trustees’ positions.

Our Declaration of Trust provides that a Trustee may be removed for cause by action taken by a majority of the Trustees, provided the aggregate number of Trustees after such removal shall not be less than the minimum number required under the Declaration of Trust, or with or without cause upon the vote of at least 50% of the then-outstanding shares that are entitled to vote in an election for the Trustee.

We have a total of five members of our Board, three of whom are Independent Trustees. Each Trustee will hold office until his or her successor is duly elected and qualified, or until such Trustee’s earlier resignation, removal from office, death, or incapacity. While we do not intend to list our shares on any securities exchange, if any class of our shares is listed on a national securities exchange, our Board will be divided into three classes of Trustees serving staggered terms of three years each.

Action by Shareholders

Our Bylaws provide that shareholder action can be taken only at an annual shareholder meeting, special meeting of shareholders, or by unanimous consent in lieu of a meeting. The shareholders will only have voting rights as required by the 1940 Act or as otherwise provided for in the Declaration of Trust. Under our Declaration of Trust and Bylaws, the Company is required to hold an annual meeting of shareholders. Special meetings may be called by the Trustees and certain of our officers, and will be limited to the purposes for any such special meeting set forth in the notice thereof. Any special meeting called by shareholders is required to be held not less than 15 nor more than 60 days after the secretary gives notice for such special meeting. These provisions will have the effect of significantly reducing the ability of shareholders being able to have proposals considered at a meeting of shareholders.

With respect to special meetings of shareholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the Board or (3) provided that the Board has determined that Trustees will be elected at the meeting, by a shareholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the Bylaws.

The purpose of requiring shareholders to give us advance notice of nominations and other business is to afford our Board a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our Board, to inform shareholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of shareholders. Although our Declaration of Trust does not give our Board any power to disapprove shareholder nominations for the election of Trustees or proposals recommending certain action, they may have the effect of precluding a contest for the election of Trustees or the consideration of shareholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of trustees or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our shareholders.

The Advisor may not, without the approval of a vote by holders of a majority of the outstanding shares entitled to vote on such matters:

•	amend the Advisory Agreement except for amendments that would not adversely affect the rights of our shareholders;

•
except as otherwise permitted under the Advisory Agreement, voluntarily withdraw as our investment adviser unless such withdrawal would not affect our tax status and would not materially adversely affect our shareholders; or

•	appoint a new investment adviser (other than a sub-adviser pursuant to the terms of the Advisory Agreement and applicable law).

Amendment of the Declaration of Trust and Bylaws

Our Declaration of Trust provides that shareholders are entitled to vote upon a proposed amendment to the Declaration of Trust if the amendment would alter or change the powers, preferences or special rights of the shares held by such shareholders so as to affect them adversely. Approval of any such amendment requires at least a majority of the votes cast by such shareholders at a meeting of shareholders duly called and at which a quorum is present. In addition, amendments to our Declaration of Trust to make our Common Shares a “redeemable security” or to convert the Company, whether by merger or otherwise, from a closed-end fund to an open-end fund each must be approved by the affirmative vote of shareholders entitled to cast at least a majority of the votes entitled to be cast on the matter prior to the listing of any class of the Company’s shares on a national securities exchange.

Our Board has the exclusive power to adopt, alter or repeal any provision of our Bylaws and to make new Bylaws. Except as described above and for certain provisions of our Declaration of Trust relating to shareholder voting and the removal of Trustees, our Declaration of Trust provides that our Board may amend our Declaration of Trust without any vote of our shareholders.

Determinations by Our Board of Trustees

Our Declaration of Trust contains a provision that codifies the authority of our Board to manage our business and affairs. This provision enumerates certain matters and states that the determination as to any such enumerated matters made by or pursuant to the direction of our Board (consistent with our Declaration of Trust) is final and conclusive and binding upon us and our shareholders. This provision does not alter the duties our Board owes to us or our shareholders pursuant to our Declaration of Trust and under Delaware law. Further, it would not restrict the ability of a shareholder to challenge an action by our Board which was taken in a manner that is inconsistent with our Declaration of Trust or the Board’s duties under Delaware law or which did not comply with the requirements of the provision.

Actions by the Board Related to Merger, Conversion, Reorganization or Dissolution

Any extraordinary transaction which shall include but not be limited to a merger, conversion, consolidation, or share exchange or sale exchange of all or substantially all of the assets of the Company requires the affirmative vote or consent of at least seventy-five percent (75%) of the Trustees and at least seventy-five percent (75%) of the Common Shares outstanding and entitled to vote thereon (except that so long as each extraordinary transaction is approved by both a majority of the entire Board and seventy-five percent (75%) of the Board who either (a) has been a member of the Board for a period of at least thirty-six months (or since December 14, 2022, if less than thirty-six months) or (b) was nominated to serve as a member of the Board by a majority of continuing trustees then members of the Board, and so long as all other conditions and requirements, if any, provided for in the Bylaws and applicable law have been satisfied, then only an affirmative vote or consent of a “majority of the outstanding voting securities” (as such term is defined in the 1940 Act) of the Company shall be required to approve any of the foregoing extraordinary transactions). The voting requirements to approve such extraordinary transactions are higher than those imposed by federal or state law.

Derivative Actions

No person, other than a Trustee, who is not a shareholder shall be entitled to bring any derivative action, suit or other proceeding on behalf of the Company. No shareholder may maintain a derivative action on behalf of the Company unless holders of at least 50% of the outstanding shares join in the bringing of such action, but does not apply to claims arising under federal securities laws.

In addition to the requirements set forth in Section 3816 of the Delaware Statutory Trust Act, a shareholder may bring a derivative action on behalf of the Company only if the following conditions are met: (i) the shareholder or shareholders must make a pre-suit demand upon the Board to bring the subject action unless an effort to cause the Board to bring such an action is not likely to succeed; and a demand on the Board shall only be deemed not likely to succeed and therefore excused if a majority of the Board, or a majority of any committee established to consider the merits of such action, is composed of Trustees who are not “independent trustees” (as that term is defined in the Delaware Statutory Trust Act); and (ii) unless a demand is not required under clause (i) of this paragraph, the Board must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim; and the Board shall be entitled to retain counsel or other advisors in considering the merits of the request and may require an undertaking by the shareholders making such request to reimburse the Company for the expense of any such advisors in the event that the Board determines not to bring such action. The foregoing undertakings do not apply to any derivative or other action arising under the U.S. federal securities laws.

Exclusive Delaware Jurisdiction

Each Trustee, each officer, each shareholder and each person beneficially owning an interest in a share of the Company (whether through a broker, dealer, bank, trust company or clearing corporation or an agent of any of the foregoing or otherwise), to the fullest extent permitted by law, including Section 3804(e) of the Delaware Statutory Trust Act, (i) irrevocably agrees that any claims, suits, actions or proceedings arising out of or relating in any way to the Company or its business and affairs, the Delaware Statutory Trust Act, the Declaration of Trust or the Bylaws or asserting a claim governed by the internal affairs (or similar) doctrine or arising out of or relating in any way to the Company, the Delaware Statutory Trust Act or the Declaration of Trust (including, without limitation, any claims, suits, actions or proceedings to interpret, apply or enforce (A) the provisions of the Declaration of Trust or the Bylaws, or (B) the duties (including fiduciary duties), obligations or liabilities of the Company to the shareholders or the Board, or of officers or the Board to the Company, to the shareholders or each other, or (C) the rights or powers of, or restrictions on, the Company, the officers, the Board or the shareholders, or (D) any provision of the Delaware Statutory Trust Act or other laws of the State of Delaware pertaining to trusts made applicable to the Company pursuant to Section 3809 of the Delaware Statutory Trust Act, or (E) any other instrument, document, agreement or certificate contemplated by any provision of the Delaware Statutory Trust Act, the Declaration of Trust or the Bylaws relating in any way to the Company (regardless, in every case, of whether such claims, suits, actions or proceedings (x) sound in contract, tort, fraud or otherwise, (y) are based on common law, statutory, equitable, legal or other grounds, or (z) are derivative or direct claims)), shall be exclusively brought in the Court of Chancery of the State of Delaware or, if such court does not have subject matter jurisdiction thereof, any other court in the State of Delaware with subject matter jurisdiction, (ii) irrevocably submits to the exclusive jurisdiction of such courts in connection with any such claim, suit, action or proceeding, (iii) irrevocably agrees not to, and waives any right to, assert in any such claim, suit, action or proceeding that (A) it is not personally subject to the jurisdiction of such courts or any other court to which proceedings in such courts may be appealed, (B) such claim, suit, action or proceeding is brought in an inconvenient forum or (C) the venue of such claim, suit, action or proceeding is improper, (iv) consents to process being served in any such claim, suit, action or proceeding by mailing, certified mail, return receipt requested, a copy thereof to such party at the address in effect for notices hereunder, and agrees that such service shall constitute good and sufficient service of process and notice thereof; provided, nothing in clause (iv) hereof shall affect or limit any right to serve process in any other manner permitted by law and (v) irrevocably waives any and all right to trial by jury in any such claim, suit, action or proceeding. In the event that any claim, suit, action or proceeding is commenced outside of the Court of Chancery of the State of Delaware in contravention of the foregoing, all reasonable and documented out of pocket fees, costs and expenses, including reasonable attorneys’ fees and court costs, incurred by the prevailing party in such claim, suit, action or proceeding shall be reimbursed by the non-prevailing party.  Due to the exclusive jurisdiction of Delaware, shareholders may have to bring suit in an inconvenient and less favorable forum. Nothing disclosed in the foregoing will apply to any claims, suits, actions or proceedings asserting a claim brought under federal or state securities laws.

Access to Records

Any shareholder will be permitted access to all of our records to which they are entitled under applicable law at all reasonable times and may inspect and copy any of them for a reasonable copying charge. Inspection of our records by the office or agency administering the securities laws of a jurisdiction will be provided upon reasonable notice and during normal business hours. An alphabetical list of the names, addresses and business telephone numbers of our shareholders, along with the number of Common Shares held by each of them, will be maintained as part of our books and records and will be available for inspection by any shareholder or the shareholder’s designated agent at our office. The shareholder list will be updated at least quarterly to reflect changes in the information contained therein. A copy of the list will be mailed to any shareholder who requests the list within ten days of the request. A shareholder may request a copy of the shareholder list for any proper and legitimate purpose, including, without limitation, in connection with matters relating to voting rights and the exercise of shareholder rights under federal proxy laws. A shareholder requesting a list will be required to pay reasonable costs of postage and duplication. Such copy of the shareholder list shall be printed in alphabetical order, on white paper, and in readily readable type size (no smaller than 10 point font).

A shareholder may also request access to any other corporate records. If a proper request for the shareholder list or any other corporate records is not honored, then the requesting shareholder will be entitled to recover certain costs incurred in compelling the production of the list or other requested corporate records as well as actual damages suffered by reason of the refusal or failure to produce the list. However, a shareholder will not have the right to, and we may require a requesting shareholder to represent that it will not, secure the shareholder list or other information for the purpose of selling or using the list for a commercial purpose not related to the requesting shareholder’s interest in our affairs. We may also require that such shareholder sign a confidentiality agreement in connection with the request.

Reports to Shareholders

Within 60 days after each fiscal quarter, we will distribute our quarterly report on Form 10-Q to all shareholders of record. In addition, we will distribute our annual report on Form 10-K to all shareholders within 120 days after the end of each calendar year, which must contain, among other things, a breakdown of the expenses reimbursed by us to the Advisor. These reports will also be available on our website at www.KennedyLewisCapitalCompany.com and on the SEC’s website at www.sec.gov.

Subject to availability, you may authorize us to provide prospectuses, prospectus supplements, annual reports and other information, or documents, electronically by so indicating on your subscription agreement, or by sending us instructions in writing in a form acceptable to us to receive such documents electronically. Unless you elect in writing to receive documents electronically, all documents will be provided in paper form by mail. You must have internet access to use electronic delivery. While we impose no additional charge for this service, there may be potential costs associated with electronic delivery, such as on-line charges. If our e-mail notification is returned to us as “undeliverable,” we will contact you to obtain your updated e-mail address. If we are unable to obtain a valid e-mail address for you, we will resume sending a paper copy by regular U.S. mail to your address of record. You may revoke your consent for electronic delivery at any time and we will resume sending you a paper copy of all required documents. However, in order for us to be properly notified, your revocation must be given to us a reasonable time before electronic delivery has commenced. We will provide you with paper copies at any time upon request. Such request will not constitute revocation of your consent to receive required documents electronically. If you invest in our shares through a financial advisor or a financial intermediary, such as a broker-dealer, and such advisor or intermediary delivers all or a portion of the reports above, any election with respect to delivery you have made with such financial advisor or intermediary will govern how you receive such reports.

Conflict with the 1940 Act

Our Declaration of Trust provides that, if and to the extent that any provision of Delaware law, or any provision of our Declaration of Trust conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of the Company’s outstanding Common Shares is determined monthly by dividing the value of total assets minus liabilities by the total number of shares outstanding.

The Company shall value its investments in accordance with valuation procedures approved by the Board (the “Valuation Policy”). In accordance with Rule 2a-5 under the 1940 Act, the Board has designated the Advisor as the Company’s “Valuation Designee”. The Advisor has established a Valuation Committee that is responsible for determining in good faith the fair value of the Company’s investments in instances where there is no readily available market value. A readily available market value is not expected to exist for most of the investments in the Company’s portfolio, and the Company values these portfolio investments at fair value as determined in good faith by the Valuation Designee. The types of factors that the Valuation Designee may take into account in determining the fair value of the Company’s investments generally include, as appropriate, comparisons of financial ratios portfolio company to peer companies that are public, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, and other relevant factors. Investments for which market quotations are not readily available may be priced by independent pricing services.  The Company has retained external, independent valuation firms to provide data and valuation analyses on the Company’s portfolio companies.

The Company has adopted Accounting Standards Board Accounting Standards Codification 820, Fair Value Measurements and Disclosures (“ASC 820”). This accounting statement requires the Company to assume that the portfolio investment is assumed to be sold in the principal market to market participants, or in the absence of a principal market, the most advantageous market, which may be a hypothetical market. Market participants are defined as buyers and sellers in the principal or most advantageous market that are independent, knowledgeable, and willing and able to transact. In accordance with ASC 820, the market in which the Company can exit portfolio investments with the greatest volume and level activity is considered its principal market.

When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, the Company considers the pricing indicated by the external event to corroborate its valuation. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the investments determined in good faith by the Advisor and approved by the Board may differ materially from the values that would have been used had a readily available market value existed for such investments. In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different from the valuations currently assigned.

With respect to investments for which market quotations are not readily available, the Advisor undertakes a multi-step valuation process, as described below:

•	The valuation process begins with each portfolio company or investment being initially valued by the investment professionals of the Advisor responsible for the portfolio investment;

•	Preliminary valuation conclusions are then documented and discussed with the Advisor’s Valuation Committee and presented to the Advisor;

•	The Advisor then reviews the preliminary valuations recommended by the Valuation Committee and determines the fair value of each investment in the Company’s portfolio in good faith; and

•
The Audit Committee of the Board provides oversight of the valuation process in accordance with Rule 2a-5, which includes a review of the quarterly reports prepared by the Advisor and the fair valuation determinations made by the Advisor.

As part of the overall process noted above, the Company has retained and may engage another independent valuation firm (each, a “Pricing Service”) to provide management with assistance in determining the fair value of selected portfolio investments each quarter. In selecting which portfolio investments to engage a Pricing Service, the Advisor considers a number of factors, including, but not limited to, the qualifications, experience, and history of the Pricing Service; the valuation methods or techniques, inputs, and assumptions used by the Pricing Service for different classes of holdings, and how they are affected (if at all) as market conditions change (including whether the Pricing Service is relying on inputs or assumptions provided by the Advisor); the quality of the pricing information provided by the Pricing Service and the extent to which the Pricing Service determines its pricing information as close as possible to the time as of which the Company calculates its NAV; the Pricing Service’s process for considering pricing challenges, including how the Pricing Service incorporates information received from price challenges into its pricing information; the Pricing Service’s actual and potential conflicts of interest and the steps the Pricing Service takes to mitigate such conflicts; the Pricing Services SOC reports, IT development, cybersecurity and business continuity policies; and the testing processes used by the Pricing Service. The scope of services rendered by the Pricing Service is at the discretion of the Advisor and subject to approval of the Board, and the Company may engage a Pricing Service to value all or some of our portfolio investments.

In determining the fair value of a portfolio investment in good faith, the Company recognizes these determinations are made using the best available information that is knowable or reasonably knowable. In addition, changes in the market environment, portfolio company performance and other events that may occur over the duration of the investments may cause the gains or losses ultimately realized on these investments to be materially different than the valuations currently assigned. The change in fair value of each individual investment is recorded as an adjustment to the investment’s fair value and the change is reflected in unrealized appreciation or depreciation.

In following these approaches, the types of factors that are taken into account in determining the fair value of the Company’s investments include, as relevant, but are not limited to:

•	available current market data, including relevant and applicable market trading and transaction comparables;

•	applicable market yields and multiples;

•	the nature and realizable value of any collateral;

•	the portfolio company’s ability to make payments, its earnings and discounted cash flows and the markets in which it does business;

•	comparisons of financial ratios of peer companies that are public;

•	comparable merger and acquisition transactions; and

•	the principal market and enterprise values.

Our most recently determined NAV per share for each class of shares will be available on our website: www.KennedyLewisCaptialCompany.com. We report our NAV per share as of the last day of each month on our website generally on or before the last day of each month after the effective date of the prior month’s Closing.

PLAN OF DISTRIBUTION

General

We are offering a maximum of $2,000,000,000 in Common Shares pursuant to this prospectus on a “best efforts” basis through the Managing Dealer, Realta Equities, Inc., a registered broker-dealer, and have sold approximately $216,096,800 in Common Shares as of February 29, 2024 in private offerings under the exemption provided by Section 4(a)(2) of the Securities Act. Because this is a “best efforts” offering, the Managing Dealer must only use its best efforts to sell the shares, which means that no underwriter, broker or other person will be obligated to purchase any shares. The Managing Dealer is headquartered at 1201 N. Orange Street, Suite 729, Wilmington, DE 19801.

The shares are being offered on a “best efforts” basis, which means generally that the Managing Dealer is required to use only its best efforts to sell the shares and it has no firm commitment or obligation to purchase any of the shares. The Company intends that the Common Shares offered pursuant to this prospectus will not be listed on any national securities exchange, and neither the Managing Dealer nor the participating brokers intend to act as market-makers with respect to our Common Shares. Because no public market is expected for the shares, shareholders will likely have limited ability to sell their shares until there is a liquidity event for the Company.

We are offering to the public three classes of Common Shares: Class S shares, Class D shares and Class I shares. We are offering to sell any combination of share classes with a dollar value up to the maximum offering amount. All investors must meet the suitability standards discussed in the section of this prospectus entitled “Suitability Standards.” The share classes have different ongoing shareholder servicing and/or distribution fees.

Class S shares are available through brokerage and transactional-based accounts. Class D shares are generally available for purchase in this offering only (1) through fee-based programs, also known as wrap accounts, sponsored by participating brokers or other intermediaries that provide access to Class D shares, (2) through participating brokers that have alternative fee arrangements with their clients to provide access to Class D shares, (3) through transaction/brokerage platforms at participating brokers, (4) through certain registered investment advisers, (5) through bank trust departments or any other organization or person authorized to act in a fiduciary capacity for its clients or customers or (6) other categories of investors that we name in an amendment or supplement to this prospectus. Class I shares are generally available for purchase in this offering only (1) through fee-based programs, also known as wrap accounts, sponsored by participating brokers or other intermediaries that provide access to Class I shares, (2) by endowments, foundations, pension funds and other institutional investors, (3) through participating brokers that have alternative fee arrangements with their clients to provide access to Class I shares, (4) through transaction/brokerage platforms at participating brokers, (5) by our executive officers and Trustees and their immediate family members, as well as officers and employees of the Advisor or other affiliates and their immediate family members, and, if approved by our Board, joint venture partners, consultants and other service providers, or (6) by other categories of investors that we name in an amendment or supplement to this prospectus. In certain cases, where a holder of Class S or Class D shares exits a relationship with a participating broker for this offering and does not enter into a new relationship with a participating broker for this offering, such holder’s shares may be exchanged into an equivalent NAV amount of Class I shares. We may also offer Class I shares to certain feeder vehicles primarily created to hold our Class I shares, which in turn offer interests in themselves to investors; we expect to conduct such offerings pursuant to exceptions to registration under the Securities Act and not as a part of this offering. Such feeder vehicles may have additional costs and expenses, which would be disclosed in connection with the offering of their interests. We may also offer Class I shares to other investment vehicles. The minimum initial investment for Class I shares is $1,000,000, unless waived by the Managing Dealer. Financial intermediaries may be permitted to impose higher or lower investment minimums for purchases made through their platforms.

Without limiting the foregoing, the Managing Dealer may waive or reduce any Class I investment minimums for purchases: (1) through fee-based programs, also known as wrap accounts, sponsored by participating brokers or other intermediaries that provide access to Class I shares, (2) through participating brokers that have alternative fee arrangements with their clients to provide access to Class I shares, (3) through transaction/brokerage platforms at participating brokers, (4) by our executive officers and Trustees and their immediate family members, as well as officers and employees of the Advisor or other affiliates and their immediate family members, and, if approved by our Board, joint venture partners, consultants and other service providers, and (5) by other categories of investors that we name in an amendment or supplement to this prospectus. The foregoing categories of investors who are granted waivers or reductions by the Managing Dealer from the Class I investment minimums include investors described in the foregoing sentence who make purchases for eligible retirement plans and IRAs. Waivers and reductions are subject to the terms and conditions of agreements that the Managing Dealer enters into with participating intermediaries, as applicable. Financial intermediaries may be permitted to impose higher or lower investment minimums for purchases made through their platforms. Investors should consult their financial intermediary for more information.

If you are eligible to purchase all three classes of shares, you should be aware that Class I shares have no shareholder servicing or distribution fees, which will reduce the NAV or distributions of the other share classes. However, Class I shares do not receive shareholder services. Before making your investment decision, please consult with your investment adviser regarding your account type and the classes of Common Shares you may be eligible to purchase. Neither the Managing Dealer nor its affiliates will directly or indirectly compensate any person engaged as an investment adviser or bank trust department by a potential investor as an inducement for such investment adviser or bank trust department to advise favorably for an investment in us.

The number of shares we have registered pursuant to the registration statement of which this prospectus forms a part is the number that we reasonably expect to be offered and sold within two years from the initial effective date of the registration statement. Under applicable SEC rules, we may extend this offering one additional year if all of the shares we have registered are not yet sold within two years. With the filing of a registration statement for a subsequent offering, we may also be able to extend this offering beyond three years until the follow-on registration statement is declared effective. Pursuant to this prospectus, we are offering to the public all of the shares that we have registered. Although we have registered a fixed dollar amount of our shares, we intend effectively to conduct a continuous offering of an unlimited number of Common Shares over an unlimited time period by filing a new registration statement prior to the end of the three-year period described in Rule 415. In such a circumstance, the issuer may also choose to enlarge the continuous offering by including on such new registration statement a further amount of securities, in addition to any unsold securities covered by the earlier registration statement.

This offering must be registered in every state in which we offer or sell shares. Generally, such registrations are for a period of one year. Thus, we may have to stop selling shares in any state in which our registration is not renewed or otherwise extended annually. We reserve the right to terminate this offering at any time and to extend our offering term to the extent permissible under applicable law.

Purchase Price

Shares will be sold at a subscription price per share, which may be higher than the NAV per share, as described in “Determination of Net Asset Value.” Each class of shares may have a different NAV per share because shareholder servicing and/or distribution fees differ with respect to each class.

Underwriting Compensation

We entered into a Managing Dealer Agreement with the Managing Dealer, pursuant to which the Managing Dealer agreed to, among other things, manage our relationships with third-party brokers engaged by the Managing Dealer to participate in the distribution of Common Shares, which we refer to as “participating brokers,” and financial advisors. The Managing Dealer also coordinates our marketing and distribution efforts with participating brokers and their registered representatives with respect to communications related to the terms of the offering, our investment strategies, material aspects of our operations and subscription procedures. As set forth in and pursuant to the Managing Dealer Agreement, we pay the Managing Dealer certain fees, including a $10,000 retainer paid monthly in arrears, to be deducted by any applicable commissions (five basis points paid at point of sale on all Common Shares sold to the public by the Managing Dealer) paid in the relevant month. The retainer terminates upon payment of $250,000 in total fees to the Managing Dealer. We do not pay referral or similar fees to any accountants, attorneys or other persons in connection with the distribution of our shares.

Upfront Sales Loads

Class S and Class D Shares. An upfront sales load of 3.50% and 1.50% is paid with respect to Class S shares and Class D shares, respectively. If you buy Class S shares or Class D shares through certain financial intermediaries, such intermediaries may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that such intermediaries limit such charges to a 3.50% cap on NAV for Class S shares and a 1.50% cap on NAV for Class D shares.

Shareholder Servicing and/or Distribution Fees - Class S and Class D

The following table shows the shareholder servicing and/or distribution fees we pay the Managing Dealer with respect to the Class S and Class D on an annualized basis as a percentage of our NAV for such class. The shareholder servicing and/or distribution fees are paid monthly in arrears, calculated using the NAV of the applicable class as of the beginning of the first calendar day of the month.

Shareholder Servicing and/or Distribution Fee as a % of NAV
Class S shares	0.85%
Class D shares	0.25%

Subject to FINRA and other limitations on underwriting compensation described in “—Limitations on Underwriting Compensation” below, we pay a shareholder servicing and/or distribution fee equal to 0.85% per annum of the aggregate NAV for the Class S shares, a shareholder servicing and/or distribution fee equal to 0.25% per annum of the aggregate NAV for the Class D shares, in each case, payable monthly.

The shareholder servicing and/or distribution fees are paid monthly in arrears. The Managing Dealer will reallow (pay) all or a portion of the shareholder servicing and/or distribution fees to participating brokers and servicing brokers for ongoing shareholder services performed by such brokers, and will waive shareholder servicing and/or distribution fees to the extent a broker is not eligible to receive it for failure to provide such services. Because the shareholder servicing and/or distribution fees with respect to Class S shares and Class D shares are calculated based on the aggregate NAV for all of the outstanding shares of each such class, it reduces the NAV with respect to all shares of each such class, including shares issued under our dividend reinvestment plan.

Eligibility to receive the shareholder servicing and/or distribution fee is conditioned on a broker providing the following ongoing services with respect to the Class S or Class D shares: assistance with recordkeeping, answering investor inquiries regarding us, including regarding distribution payments and reinvestments, helping investors understand their investments upon their request, and assistance with share repurchase requests. If the applicable broker is not eligible to receive the shareholder servicing and/or distribution fee due to failure to provide these services, the Managing Dealer will waive the shareholder servicing and/or distribution fee that broker would have otherwise been eligible to receive. The shareholder servicing and/or distribution fees are ongoing fees that are not paid at the time of purchase.

Other Compensation

We or the Advisor may also pay directly, or reimburse the Managing Dealer if the Managing Dealer pays on our behalf, any organization and offering expenses (other than any upfront selling commissions and shareholder servicing and/or distribution fees).

Limitations on Underwriting Compensation

We will cease paying the shareholder servicing and/or distribution fee on the Class S shares and Class D shares on the earlier to occur of the following: (i) a listing of Class I shares, (ii) our merger or consolidation with or into another entity, or the sale or other disposition of all or substantially all of our assets or (iii) the date following the completion of the primary portion of this offering on which, in the aggregate, underwriting compensation from all sources in connection with this offering, including the shareholder servicing and/or distribution fee and other underwriting compensation, is equal to 10% of the gross proceeds from our primary offering.

In addition, as required by exemptive relief that allows us to offer multiple classes of shares, at the end of the month in which the Managing Dealer in conjunction with the transfer agent determines that total transaction or other fees, including upfront placement fees or brokerage commissions, and shareholder servicing and/or distribution fees paid with respect to any single share held in a shareholder’s account would exceed, in the aggregate, 10% of the gross proceeds from the sale of such share (or a lower limit as determined by the Managing Dealer or the applicable selling agent), we will cease paying the shareholder servicing and/or distribution fee on either (i) each such share that would exceed such limit or (ii) all Class S shares and Class D shares in such shareholder’s account. We may modify this requirement if permitted by applicable exemptive relief. At the end of such month, the applicable Class S shares or Class D shares in such shareholder’s account will convert into a number of Class I shares (including any fractional shares), with an equivalent aggregate NAV as such Class S or Class D shares.

This offering is being made in compliance with FINRA Rule 2310. Under the rules of FINRA, all items of underwriting compensation, including any upfront selling commissions, Managing Dealer fees, reimbursement fees for bona fide due diligence expenses, training and education expenses, non-transaction based compensation paid to registered persons associated with the Managing Dealer in connection with the wholesaling of our offering and all other forms of underwriting compensation, will not exceed 10% of the gross offering proceeds (excluding shares purchased through our dividend reinvestment plan).

Term of the Managing Dealer Agreement

Either party may terminate the Managing Dealer Agreement at any time with or without cause effective upon receipt of written notice to that effect. Our obligations under the Managing Dealer Agreement to pay the shareholder servicing and/or distribution fees with respect to the Class S and Class D shares distributed in this offering as described therein shall survive termination of the agreement until such shares are no longer outstanding (including such shares that have been converted into Class I shares, as described above).

Indemnification

To the extent permitted by law and our Declaration of Trust, we will indemnify the participating brokers and the Managing Dealer against some civil liabilities, including certain liabilities under the Securities Act, and liabilities arising from an untrue statement of material fact contained in, or omission to state a material fact in, this prospectus or the registration statement of which this prospectus is a part, blue sky applications or approved sales literature.

Supplemental Sales Material

In addition to this prospectus, we will use sales material in connection with the offering of shares, although only when accompanied by or preceded by the delivery of this prospectus. Some or all of the sales material may not be available in certain jurisdictions. This sales material may include information relating to this offering, the past performance of the Advisor and its affiliates, case studies and articles and publications concerning credit markets and direct lending. In addition, the sales material may contain quotes from various publications without obtaining the consent of the author or the publication for use of the quoted material in the sales material.

We are offering shares only by means of this prospectus. Although the information contained in the sales material will not conflict with any of the information contained in this prospectus, the sales material does not purport to be complete and should not be considered as a part of this prospectus or the registration statement of which this prospectus is a part, or as incorporated by reference in this prospectus or the registration statement, or as forming the basis of the offering of the Common Shares.

Share Distribution Channels and Special Discounts

We expect our Managing Dealer to use multiple distribution channels to sell our shares. These channels may charge different brokerage fees for purchases of our shares. Our Managing Dealer is expected to engage participating brokers in connection with the sale of the shares of this offering in accordance with participating broker agreements.

Offering Restrictions

Notice to Non-U.S. Investors

To the extent you are a citizen of, or domiciled in, a country or jurisdiction outside of the United States, please consult with your advisors before purchasing or disposing of Common Shares.

HOW TO SUBSCRIBE

You may buy or request that we repurchase Common Shares through your financial advisor, a participating broker or other financial intermediary that has a selling agreement with the Managing Dealer. Because an investment in our Common Shares involves many considerations, your financial advisor or other financial intermediary may help you with this decision. Due to the illiquid nature of investments in originated loans, our Common Shares are only suitable as a long-term investment. Because there is no public market for our shares, shareholders may have difficulty selling their shares if we choose to repurchase only some, or even none, of the shares in a particular quarter, or if our Board modifies, suspends or terminates the share repurchase program.

Investors who meet the suitability standards described herein may purchase Common Shares. See “Suitability Standards” in this prospectus. Investors seeking to purchase Common Shares must proceed as follows:

•	Read this entire prospectus and any appendices and supplements accompanying this prospectus.

•
Complete the execution copy of the subscription agreement. A specimen copy of the subscription agreement, including instructions for completing it, is included in this prospectus as Appendix A. Subscription agreements may be executed manually or by electronic signature except where the use of such electronic signature has not been approved by the Managing Dealer. Should you execute the subscription agreement electronically, your electronic signature, whether digital or encrypted, included in the subscription agreement is intended to authenticate the subscription agreement and to have the same force and effect as a manual signature.

•
Deliver a check or submit a wire/ACH transfer for the full purchase price of the Common Shares being subscribed for along with the completed subscription agreement to the participating broker. Checks should be made payable, or wire/ACH transfers directed, to “Kennedy Lewis Capital Company.” For Class S and Class D shares, after you have satisfied the applicable minimum purchase requirement of $2,500, additional purchases must be in increments of $500. For Class I shares, after you have satisfied the applicable minimum purchase requirement of $1,000,000, additional purchases must be in increments of $500, unless such minimums are waived by the Managing Dealer.

•
By executing the subscription agreement and paying the total purchase price for the Common Shares subscribed for, each investor attests that he or she meets the suitability standards as stated in the subscription agreement and agrees to be bound by all of its terms. Certain participating brokers may require additional documentation.

A sale of the shares to a subscriber may not be completed until at least five (5) business days after the subscriber receives our final prospectus. Subscriptions to purchase our Common Shares may be made on an ongoing basis, but investors may only purchase our Common Shares pursuant to accepted subscription orders as of the last day of each month (based on the NAV per share as determined as of the previous day, being the last day of the preceding month), and to be accepted, a subscription request must be made with a completed and executed subscription agreement in good order, including satisfying any additional requirements imposed by the subscriber’s broker, and payment of the full purchase price of our Common Shares being subscribed at least five (5) business days prior to the last day of the month or on a date as determined by the Company or the Advisor in their sole discretion.

For example, if you are subscribing on November 30, your subscription request must be received in good order at least five (5) business days before November 30. The purchase price for your shares will be the NAV per share determined as of November 30. The NAV per share as of November 30 will generally be available on or before December 31. Notice of each share transaction will be furnished to shareholders (or their financial representatives) as soon as practicable but not later than seven business days after the Fund’s NAV as of November 30 is determined and credited to the shareholder’s account, together with information relevant for personal and tax records. While a shareholder will not know our NAV applicable on the effective date of the share purchase, our NAV applicable to a purchase of shares will be available generally on or before the last day of the following month; at that time, the number of shares based on that NAV and each shareholder’s purchase will be determined and shares will be credited to the shareholder’s account as of the effective date of the share purchase. In this example, if accepted, your subscription would be effective on November 30.

If for any reason we reject the subscription, or if the subscription request is canceled before it is accepted or withdrawn as described below, we will return the subscription agreement and the related funds, without interest or deduction, within ten business days after such rejection, cancellation or withdrawal.

Common Shares purchased by a fiduciary or custodial account will be registered in the name of the fiduciary account and not in the name of the beneficiary. If you place an order to buy shares and your payment is not received and collected, your purchase may be canceled and you could be liable for any losses or fees we have incurred.

You have the option of placing a transfer on death (TOD), designation on your shares purchased in this offering. A TOD designation transfers the ownership of the shares to your designated beneficiary upon your death. This designation may only be made by individuals, not entities, who are the sole or joint owners with right to survivorship of the shares. If you would like to place a TOD designation on your shares, you must check the TOD box on the subscription agreement and you must complete and return a TOD form, which you may obtain from your financial advisor, in order to effect the designation.

Purchase Price

Shares will be sold at a subscription price per share, which may be higher than the NAV per share, as described in “Determination of Net Asset Value.” Each class of shares may have a different NAV per share because shareholder servicing and/or distribution fees differ with respect to each class.

If you participate in our dividend reinvestment plan, the cash distributions attributable to the class of shares that you purchase in our primary offering will be automatically invested in additional shares of the same class. The purchase price for shares purchased under our dividend reinvestment plan will be equal to the most recent available NAV per share for such shares at the time the distribution is payable.

We will generally adhere to the following procedures relating to purchases of Common Shares in this continuous offering:

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On each business day, our transfer agent will collect purchase orders. Notwithstanding the submission of an initial purchase order, we can reject purchase orders for any reason, even if a prospective investor meets the minimum suitability requirements outlined in our prospectus. Investors may only purchase our Common Shares pursuant to accepted subscription orders as of the first day of each month (based on the NAV per share as determined as of the previous day, being the last day of the preceding month), and to be accepted, a subscription request must be made with a completed and executed subscription agreement in good order and payment of the full purchase price of our Common Shares being subscribed at least five (5) business days prior to the last day of the month or on a date as determined by the Company or the Advisor in their sole discretion. If a purchase order is received less than five (5) business days prior to the month end date, unless waived by Company or the Advisor in their sole discretion, the purchase order will be executed in the next month’s closing at the transaction price applicable to that month. As a result of this process, the price per share at which your order is executed may be different than the price per share for the month in which you submitted your purchase order.

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Generally, within 20 business days after the first calendar day of each month, we will determine our NAV per share for each share class as of the last calendar day of the immediately preceding month, which will be the purchase price for shares purchased with that effective date.

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Subscribers are not committed to purchase shares at the time their subscription orders are submitted and any subscription may be canceled at any time before the time it has been accepted as described in the previous sentence. You may withdraw your purchase request by notifying the transfer agent, through your financial intermediary or directly on our toll-free, automated telephone line, 866-966-0157.

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You will receive a confirmation statement of each new transaction in your account from us or your financial advisor, participating broker or financial intermediary as soon as practicable but not later than seven business days after the Fund’s NAV as of the immediately preceding month is determined.

Our NAV may vary significantly from one month to the next. Through our website at www.KennedyLewisCapitalCompany.com, you will have information about the most recently available NAV per share.

In contrast to securities traded on an exchange or over-the-counter, where the price often fluctuates as a result of, among other things, the supply and demand of securities in the trading market, our NAV is calculated once monthly using our valuation methodology, and the price at which we sell new shares and repurchase outstanding shares will not change depending on the level of demand by investors or the volume of requests for repurchases.

SHARE REPURCHASE PROGRAM

No shareholder or other person holding shares acquired from a shareholder has the right to require the Company to repurchase any Common Shares. No public market for the Common Shares exists, and none is expected to develop in the future. Consequently, shareholders may not be able to liquidate their investment other than as a result of repurchases of shares by the Company, as described below.

Prior to any Liquidity Event, and subject to market conditions and the Advisor’s commercially reasonable judgment, and subject to authorization by the Board, the Company intends from time to time to offer to repurchase Common Shares pursuant to written tenders by shareholders. Subject to market conditions, the Advisor will in its commercially reasonable judgment cause the Company to repurchase shares from shareholders on a quarterly basis in an amount not to exceed 5.0% of the Company’s net asset value; provided, however, that the Advisor, subject to the Board’s discretion and approval, shall cause the Company to repurchase Common Shares from shareholders in an amount at least equal to 10.0% of the Company’s net asset value in respect of the fourth calendar quarter of each of the eighth and tenth calendar years following the Initial Closing Date. With respect to any such repurchase offer, investors tendering shares must do so by a date specified in the notice describing the terms of the repurchase offer.

There is no minimum portion of a shareholders Common Shares which must be repurchased in any repurchase offer. The Company has no obligation to repurchase Common Shares at any time; any such repurchases will only be made at such times, in such amounts and on such terms as may be determined by the Advisor, in its sole discretion. In determining whether the Company should offer to repurchase Common Shares, the Advisor will consider the timing of such an offer, as well as a variety of operational, business and economic factors. In determining whether to accept a recommendation to conduct a repurchase offer at any such time, the Company will consider the following factors, among others:

•	whether any shareholders have requested to tender Common Shares to the Company;

•	the liquidity of the Company’s assets (including fees and costs associated with redeeming or otherwise withdrawing from investment funds);

•	the investment plans and working capital and reserve requirements of the Company;

•	the relative economies of scale of the tenders with respect to the size of the Company;

•	the history of the Company in repurchasing shares;

•	the availability of information as to the value of the Company’s shares in investment funds;

•	the existing conditions of the securities markets and the economy generally, as well as political, national or international developments or current affairs;

•	any anticipated tax consequences to the Company of any proposed repurchases of shares; and

•	the recommendations of the Advisor.

The Company will repurchase Common Shares from shareholders pursuant to written tenders on terms and conditions that the Advisor determines to be fair to the Company and to all shareholders. When the Advisor determines that the Company will repurchase shares, notice will be provided to shareholders describing the terms of the offer, containing information shareholders should consider in deciding whether to participate in the repurchase opportunity and containing information on how to participate. Shareholders deciding whether to tender their Common Shares during the period that a repurchase offer is open may obtain the Company’s net asset value per share by contacting the Advisor during the period. If a quarterly repurchase offer is oversubscribed by shareholders who tender Common Shares, the Company will repurchase a pro rata portion by value of the Common Shares tendered by each shareholder, extend the repurchase offer, or take any other action with respect to the repurchase offer permitted by applicable law.

Repurchases of Common Shares by the Company will generally be paid in cash except that any shareholder, subject to applicable law, may elect to receive its repurchase proceeds in kind by checking the corresponding box on the tender offer form. The Company will, subject to applicable law, seek to distribute a pro rata slice of the entire portfolio to such shareholder to the extent practicable. Repurchases will be effective after receipt and acceptance by the Company of eligible written tenders of shares from shareholders by the applicable repurchase offer deadline. The Company does not intend to impose any charges in connection with repurchases of shares.

Shares will be repurchased by the Company after the Base Management Fee has been deducted from the Company’s assets as of the end of the month in which the repurchase occurs — i.e., the accrued Base Management Fee for the quarter in which Common Shares are to be repurchased is deducted prior to effecting the relevant repurchase of Common Shares.

In light of liquidity constraints associated with the Company’s investments, the Company expects to employ the following repurchase procedures: A shareholder choosing to tender shares for repurchase must do so by the applicable deadline. Shares will be valued as of the valuation date, which is generally expected to be March 31, June 30, September 30 or December 31 or the next business day, as applicable. Tenders will be revocable upon written notice to the Company until the end of the Notice Period.

If modification of the Company’s repurchase procedures as described above is deemed necessary to comply with regulatory requirements, the Advisor will adopt revised procedures reasonably designed to provide shareholders substantially the same liquidity for Common Shares as would be available under the procedures described above. Any such modified procedures will comply with the requirements under Rule 13e-4 under the Exchange Act.

Payment for repurchased shares may require the Company to liquidate portfolio holdings earlier than the Advisor would otherwise have caused these holdings to be liquidated, potentially resulting in losses, and may increase the Company’s investment related expenses as a result of higher portfolio turnover rates.

The Advisor intends to take measures to attempt to avoid or minimize potential losses and expenses resulting from the repurchase of shares.

A shareholder tendering for repurchase only a portion of the shareholder’s Common Shares will be required to maintain an account balance of at least $10,000 after giving effect to the repurchase. If a shareholder tenders an amount that would cause the shareholder’s account balance to fall below the required minimum of $10,000, the Company reserves the right to repurchase all of such shareholder’s Common Shares at any time that the aggregate net asset value of the Common Shares held by the shareholder (based on the then-most recently disclosed net asset value of the Common Shares) is, at the time of such compulsory repurchase, less than $10,000. This right of the Company to repurchase shares compulsorily may be a factor which shareholders may wish to consider when determining the extent of any tender for purchase by a Company.

Subject to applicable federal securities laws, including the 1940 Act and the rules thereunder, the Company may also repurchase Common Shares held by a shareholder without consent or other action by the shareholder or other person if the Company determines that:

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the shares have been transferred or have vested in any person other than by operation of law as the result of the death, bankruptcy, insolvency, adjudicated incompetence or dissolution of the shareholder or with the consent of the Company;

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ownership of shares by a shareholder or other person is likely to cause the Company to be in violation of, require registration of any shares under, or subject the Company to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction;

•	any of the representations and warranties made by a shareholder or other person in connection with the acquisition of shares was not true when made or has ceased to be true; or

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with respect to a shareholder subject to Special Laws or Regulations, such as those imposed by ERISA, the shareholder is likely to be subject to additional regulatory or compliance requirements under these special laws or regulations by virtue of continuing to hold any shares.

In the event that the Advisor or any of its affiliates holds Common Shares in the capacity of a shareholder, the shares may be tendered for repurchase in connection with any repurchase offer made by the Company. Shareholders who require minimum annual distributions from a retirement account through which they hold Common Shares should consider the Company’s schedule for repurchase offers and submit repurchase requests accordingly.

DIVIDEND REINVESTMENT PLAN

We have adopted a dividend reinvestment plan, pursuant to which we will reinvest all cash distributions declared by the Board on behalf of our shareholders who do not elect to receive their distributions in cash or a combination of cash and Common Shares, as provided below. As a result, if the Board authorizes, and we declare, a cash distribution or other distribution, then our shareholders who have not opted out of our dividend reinvestment plan will have their cash distributions automatically reinvested in additional shares as described below, rather than receiving the cash distribution or other distribution. Distributions on fractional shares will be credited to each participating shareholder’s account to three decimal places.

No action is required on the part of a registered shareholder to have his, her or its cash dividend or other dividend reinvested in our shares, except shareholders located in certain states or who are clients of selected participating brokers, as described below. Shareholders who are eligible for default enrollment can elect to “opt out” of the Company’s dividend reinvestment plan in their subscription agreements. Shareholders located in Alabama, Arkansas, California, Idaho, Kansas, Kentucky, Maine, Maryland, Massachusetts, Nebraska, New Jersey, North Carolina, Ohio, Oregon, Tennessee, Vermont and Washington, as well as those who are clients of certain participating brokers that do not permit automatic enrollment in our dividend reinvestment plan, will automatically receive their distributions in cash unless they elect to participate in our dividend reinvestment plan and have their cash distributions reinvested in additional Common Shares.

If any shareholder initially elects not to participate or is defaulted to non-participation by virtue of residing in one the states mentioned above or being a client of a participating broker dealer that does not permit automatic enrollment in dividend reinvestment plan, they may later become a participant by subsequently completing and executing an enrollment form or any distribution authorization form as may be available from the Company or SS&C GIDS, Inc. (the “Plan Administrator”). Participation in the dividend reinvestment plan will begin with the next distribution payable after acceptance of a participant’s subscription, enrollment or authorization. Common Shares will be purchased under the dividend reinvestment plan as of the first calendar day of the month following the record date of the distribution.

If a shareholder seeks to terminate its participation in the dividend reinvestment plan, notice of termination must be received by the SS&C Investor Services at least five (5) business days prior to the dividend or distribution declaration date fixed by the Board for such dividend, thereby electing to receive cash distributions or a combination of cash and Shares. Investors can update their dividend reinvestment plan election by either calling SS&C Investor Services at 866-966-0157 or by submitting instructions using the account maintenance form. Any transfer of shares by a participant to a non-participant will terminate participation in the dividend reinvestment plan with respect to the transferred shares. If a participant elects to tender its Common Shares in full, any Common Shares issued to the participant under the Plan subsequent to the expiration of the tender offer will be considered part of the participant’s prior tender, and participant’s participation in the Plan will be terminated as of the valuation date of the applicable tender offer. Any distributions to be paid to such shareholder on or after such date will be paid in cash on the scheduled distribution payment date.

If you elect to opt out of the dividend reinvestment plan, you will receive any distributions we declare in cash. There will be no upfront selling commissions or Managing Dealer fees charged to you if you participate in the dividend reinvestment plan. We pay the Plan Administrator fees under the dividend reinvestment plan. If your shares are held by a broker or other financial intermediary, you may change your election by notifying your broker or other financial intermediary of your election.

Any purchases of our shares pursuant to our dividend reinvestment plan are dependent on the continued registration of our securities or the availability of an exemption from registration in the recipient’s home state.

The purchase price for shares purchased under our dividend reinvestment plan will be equal to the most recent available NAV per share for such shares at the time the distribution is payable. Common Shares issued pursuant to our dividend reinvestment plan will have the same voting rights as the Common Shares offered pursuant to this prospectus. Shareholders will not pay transaction related charges when purchasing Common Shares under our dividend reinvestment plan, but all outstanding Class S, and Class D, including those purchased under our dividend reinvestment plan, will be subject to ongoing servicing fees.

See our “Dividend Reinvestment Plan”, which is filed as an exhibit to our registration statement for this offering, for more information.

REGULATION

The following discussion is a general summary of the material prohibitions and descriptions governing BDCs generally. It does not purport to be a complete description of all of the laws and regulations affecting BDCs.

Qualifying Assets

Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as “Qualifying Assets,” unless, at the time the acquisition is made, Qualifying Assets represent at least 70% of the company’s total assets. The principal categories of Qualifying Assets relevant to our business are any of the following:

(1)     Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an Eligible Portfolio Company (as defined below), or from any person who is, or has been during the preceding 13 months, an affiliated person of an Eligible Portfolio Company, or from any other person, subject to such rules as may be prescribed by the SEC. An “Eligible Portfolio Company” is defined in the 1940 Act as any issuer which:

(a)     is organized under the laws of, and has its principal place of business in, the United States;

(b)    is not an investment company (other than a small business investment company wholly owned by the BDC) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

(c)     satisfies any of the following:

(i)	does not have any class of securities that is traded on a national securities exchange;

(ii)	has a class of securities listed on a national securities exchange, but has an aggregate market value of outstanding voting and non-voting common equity of less than $250 million;

(iii)	is controlled by a BDC or a group of companies including a BDC and the BDC has an affiliated person who is a director of the Eligible Portfolio Company; or

(iv)	is a small and solvent company having total assets of not more than $4 million and capital and surplus of not less than $2 million.

(2)     Securities of any Eligible Portfolio Company controlled by us.

(3)    Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

(4)    Securities of an Eligible Portfolio Company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the Eligible Portfolio Company.

(5)     Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

(6)    Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.

In addition, a BDC must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above.

Significant Managerial Assistance

A BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described above. However, in order to count portfolio securities as Qualifying Assets for the purpose of the 70% test, the BDC must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where the BDC purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available significant managerial assistance means, among other things, any arrangement whereby the BDC, through its trustees, officers or employees, offers to provide and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company through monitoring of portfolio company operations, selective participation in board and management meetings, consulting with and advising a portfolio company’s officers or other organizational or financial guidance.

Temporary Investments

Pending investment in other types of Qualifying Assets, as described above, our investments can consist of cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment, which are referred to herein, collectively, as temporary investments, so that 70% of our assets would be Qualifying Assets.

Warrants

Under the 1940 Act, a BDC is subject to restrictions on the issuance, terms and amount of warrants, options or rights to purchase shares that it may have outstanding at any time. In particular, the amount of shares that would result from the conversion or exercise of all outstanding warrants, options or rights to purchase shares cannot exceed 25% of the BDC’s total outstanding shares.

Leverage and Senior Securities; Coverage Ratio

We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of shares senior to our Common Shares if our asset coverage, as defined in the 1940 Act, would at least equal 150% immediately after each such issuance. On December 14, 2022, our sole shareholder as of that date approved the adoption of this 150% threshold pursuant to Section 61(a)(2) of the 1940 Act and such election became effective the following day. As defined in the 1940 Act, asset coverage of 150% means that for every $100 of net assets we hold, we may raise $200 from borrowing and issuing senior securities. In addition, while any senior securities remain outstanding, we will be required to make provisions to prohibit any distribution to our shareholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We are also permitted to borrow amounts up to 5% of the value of our total assets for temporary purposes, which borrowings would not be considered senior securities.

We have entered into the Credit Agreement and may enter into other financing arrangements to facilitate our investment objectives. Such credit facilities typically bear interest at floating rates spreads over SOFR or other applicable reference rates. Shareholders bear the costs associated with any borrowings under our financing arrangements. In connection with a credit facility or other borrowings, lenders may require us to pledge assets, commitments and/or drawdowns (and the ability to enforce the payment thereof) and may ask to comply with positive or negative covenants that could have an effect on our operations. In addition, from time to time, our losses on leveraged investments may result in the liquidation of other investments held by us and may result in additional drawdowns to repay such amounts.

We may enter into a total return swap agreement. A TRS is a contract in which one party agrees to make periodic payments to another party based on the change in the market value of the assets underlying the TRS, which may include a specified security, basket of securities or securities indices during a specified period, in return for periodic payments based on a fixed or variable interest rate. A TRS effectively adds leverage to a portfolio by providing investment exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Because of the unique structure of a TRS, a TRS often offers lower financing costs than are offered through more traditional borrowing arrangements. We would typically have to post collateral to cover this potential obligation.

We may also create leverage by securitizing our assets (including in CLOs) and retaining the equity portion of the securitized vehicle. We may also from time to time make secured loans of our marginable securities to brokers, dealers and other financial institutions.

Code of Ethics

We and the Advisor have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, respectively, that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to the code are permitted to invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. You may read and copy this code of ethics at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. You may also obtain copies of the codes of ethics, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

Affiliated Transactions

We may be prohibited under the 1940 Act from conducting certain transactions with our affiliates without the prior approval of our Trustees who are not interested persons and, in some cases, the prior approval of the SEC. We and the Advisor have received an exemptive order from the SEC that permits us, among other things, to co-invest with certain other persons, including certain affiliates of the Advisor and certain funds managed and controlled by the Advisor and its affiliates, subject to certain terms and conditions.

Proxy Voting Policies and Procedures

We have delegated our proxy voting responsibility to the Advisor. The Proxy Voting Policies and Procedures of the Advisor are set forth below. The guidelines will be reviewed periodically by the Advisor, and, accordingly, are subject to change.

As an investment adviser registered under the Advisers Act, the Advisor has a duty to monitor corporate events and to vote proxies, as well as a duty to cast votes in the best interest of clients and not subrogate client interests to its own interests. Rule 206(4)-6 under the Advisers Act places specific requirements on registered investment advisers with proxy voting authority.

Proxy Policies

The Advisor’s policies and procedures are reasonably designed to ensure that the Advisor votes proxies in our best interest and addresses how it will resolve any conflict of interest that may arise when voting proxies and, in so doing, to maximize the value of the investments made by us, taking into consideration our investment horizons and other relevant factors. It will review on a case-by-case basis each proposal submitted for a shareholder vote to determine its impact on the portfolio securities held by its clients. Although the Advisor will generally vote against proposals that may have a negative impact on its clients’ portfolio securities, it may vote for such a proposal if there exists compelling long-term reasons to do so.

Decisions on how to vote a proxy generally are made by the Advisor. The Investment Committee and the members of the Investment Team covering the applicable security often have the most intimate knowledge of both a company’s operations and the potential impact of a proxy vote’s outcome. Decisions are based on a number of factors which may vary depending on a proxy’s subject matter, but are guided by the general policies described in the proxy policy. In addition, the Advisor may determine not to vote a proxy after consideration of the vote’s expected benefit to clients and the cost of voting the proxy. To ensure that its vote is not the product of a conflict of interest, the Advisor requires the members of the Investment Committee to disclose any personal conflicts of interest they may have with respect to overseeing our investment in a particular company.

Proxy Voting Records

You may obtain information, without charge, regarding how we voted proxies with respect to our portfolio securities by making a written request for proxy voting information to: Chief Compliance Officer, located at Kennedy Lewis Capital Company, 225 Liberty St. Suite 4210, New York, NY 10281.

Net Worth of Sponsors

The NASAA, in its Omnibus Guidelines, requires that our affiliates and Advisor, or our Sponsor as defined under the Omnibus Guidelines, have an aggregate financial net worth, exclusive of home, automobiles and home furnishings, of the greater of either $100,000, or 5.0% of the first $20 million of both the gross amount of securities currently being offered in this offering and the gross amount of any originally issued direct participation program securities sold by our affiliates and sponsors within the past 12 months, plus 1.0% of all amounts in excess of the first $20 million. Based on these requirements, our Advisor and its affiliates, while not liable directly or indirectly for any indebtedness we may incur, have an aggregate financial net worth in excess of those amounts required by the Omnibus Guidelines.

Other

We will be periodically examined by the SEC for compliance with the 1940 Act, and be subject to the periodic reporting and related requirements of the Exchange Act.

We are also required to provide and maintain a bond issued by a reputable fidelity insurance company to protect against larceny and embezzlement. Furthermore, as a BDC, we are prohibited from protecting any trustee or officer against any liability to our shareholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

We are also required to designate a chief compliance officer and to adopt and implement written policies and procedures reasonably designed to prevent violation of the federal securities laws and to review these policies and procedures annually for their adequacy and the effectiveness of their implementation.

We are not permitted to change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless approved by a majority of our outstanding voting securities. A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (i) 67% or more of such company’s shares present at a meeting if more than 50% of the outstanding shares of such company are present or represented by proxy, or (ii) more than 50% of the outstanding shares of such company.

Our internet address is www.KennedyLewisCapitalCompany.com. We make available free of charge on our website our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, proxy statement and amendments to those reports as soon as reasonably practicable after we electronically file such material with, or furnish it to, the SEC.

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of certain U.S. federal income tax considerations applicable to us and the purchase, ownership and disposition of our shares. This discussion does not purport to be complete or to deal with all aspects of U.S. federal income taxation that may be relevant to shareholders in light of their particular circumstances. Unless otherwise noted, this discussion applies only to U.S. shareholders that hold our shares as capital assets. A U.S. shareholder is an individual who is a citizen or resident of the United States, a U.S. corporation, a trust if it (a) is subject to the primary supervision of a court in the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust or (b) has made a valid election to be treated as a U.S. person, or any estate the income of which is subject to U.S. federal income tax regardless of its source. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, or differing interpretations (possibly with retroactive effect). This discussion does not represent a detailed description of the U.S. federal income tax consequences relevant to special classes of taxpayers including, without limitation, financial institutions, insurance companies, investors in pass-through entities, U.S. shareholders whose “functional currency” is not the U.S. dollar, tax-exempt organizations, dealers in securities or currencies, traders in securities or commodities that elect mark to market treatment, or persons that will hold our shares as a position in a “straddle,” “hedge” or as part of a “constructive sale” for U.S. federal income tax purposes. In addition, this discussion does not address the application of the Medicare tax on net investment income or the U.S. federal alternative minimum tax, or any tax consequences attributable to persons being required to accelerate the recognition of any item of gross income with respect to our shares as a result of such income being recognized on an applicable financial statement. Prospective investors should consult their tax advisors with regard to the U.S. federal tax consequences of the purchase, ownership, or disposition of our shares, as well as the tax consequences arising under the laws of any state, foreign country or other taxing jurisdiction.

Taxation as a Regulated Investment Company

The Company intends to elect to be treated, and intends to qualify each taxable year thereafter, as a RIC under Subchapter M of the Code.

To qualify for the favorable tax treatment accorded to RICs under Subchapter M of the Code, the Company must, among other things: (1) have an election in effect to be treated as a BDC under the 1940 Act at all times during each taxable year; (2) have filed with its return for the taxable year an election to be a RIC or have made such election for a previous taxable year; (3) derive in each taxable year at least 90% of its gross income from (a) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; and (b) net income derived from an interest in certain publicly-traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each, a “Qualified Publicly-Traded Partnership”); and (4) diversify its holdings so that, at the end of each quarter of each taxable year of the Company (a) at least 50% of the value of the Company’s total assets is represented by cash and cash items (including receivables), U.S. government securities and securities of other RICs, and other securities for purposes of this calculation limited, in respect of any one issuer to an amount not greater in value than 5% of the value of the Company’s total assets, and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Company’s total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of (I) any one issuer, (II) any two or more issuers which the Company controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses or (III) any one or more Qualified Publicly-Traded Partnerships (described in 3(b) above).

As a RIC, the Company generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but determined without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes in each taxable year to its shareholders, provided that it distributes at least 90% of the sum of its investment company taxable income and its net tax-exempt income (if any) for such taxable year. Generally, the Company intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains, if any.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% U.S. federal excise tax. To prevent imposition of the excise tax, the Company must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income for the calendar year, (ii) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year and (iii) any ordinary income and capital gains for previous years that were not distributed during those years. For these purposes, the Company will be deemed to have distributed any income or gains on which it paid U.S. federal income tax.

A distribution will be treated as paid on December 31 of any calendar year if it is declared by the Company in October, November or December with a record date in such a month and paid by the Company during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

Although the Company does not presently expect to do so, the Company is authorized to borrow funds and to sell assets in order to satisfy the distribution requirement. However, under the 1940 Act, the Company is not permitted to make distributions to shareholders while the Company’s debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. Moreover, the Company’s ability to dispose of assets to meet the distribution requirement may be limited by (1) the illiquid nature of the Company’s portfolio and/or (2) other requirements relating to the Company’s qualification as a RIC, including the diversification requirements. If the Company disposes of assets in order to meet the distribution requirement or to avoid imposition of the 4% federal excise tax, the Company may make such dispositions at times that, from an investment standpoint, are not advantageous.

Some of the income and fees that the Company may recognize, such as fees for providing managerial assistance, certain fees earned with respect to the Company’s investments, income recognized in a work-out or restructuring of a portfolio investment, or income recognized from an equity investment in an operating partnership, may not satisfy the 90% income requirement. In order to manage the risk that such income and fees might disqualify the Company as a RIC for a failure to satisfy the 90% income requirement, the Company may be required to recognize such income and fees indirectly through one or more entities treated as corporations for U.S. federal income tax purposes. Such corporations will be required to pay U.S. corporate income tax on their earnings, which ultimately will reduce the Company’s return on such income and fees.

A portfolio company in which the Company invests may face financial difficulties that require the Company to work-out, modify or otherwise restructure its investment in the portfolio company. Any such transaction could, depending upon the specific terms of the transaction, result in unusable capital losses and future non-cash income. Any such transaction could also result in the Company receiving assets that give rise to income that is not qualifying income for purposes of the 90% income requirement, and we may need to hold such assets in a taxable subsidiary and pay federal and state income tax on income related to such assets.

A RIC is limited in its ability to deduct expenses in excess of its investment company taxable income. If the Company’s deductible expenses in a given taxable year exceed the Company’s investment company taxable income, the Company may incur a net operating loss for that taxable year. However, a RIC is not permitted to carry forward net operating losses to subsequent taxable years and such net operating losses do not pass through to its shareholders. In addition, deductible expenses can be used only to offset investment company taxable income, not net capital gain. A RIC may not use any net capital losses (that is, the excess of realized capital losses over realized capital gains) to offset its investment company taxable income, but may carry forward such net capital losses, and use them to offset future capital gains, indefinitely. In the event that the Company were to experience an ownership change as defined under the Code, the capital loss carryforwards and other favorable tax attributes of the Fund, if any, may be subject to limitation. Due to these limits on deductibility of expenses and net capital losses, the Company may for tax purposes have aggregate taxable income for several taxable years that the Company is required to distribute and that is taxable to shareholders even if such taxable income is greater than the net income the Company actually earns during those taxable years. Any underwriting fees paid by the Company are not deductible.

Failure to Qualify as a RIC

If the Company failed to qualify as a RIC or failed to satisfy the 90% distribution requirement in any taxable year, the Company would be subject to U.S. federal income tax at regular corporate rates on its taxable income, even if such income were distributed to its shareholders, and all distributions out of earnings and profits (including distributions of net capital gain) would be taxed to shareholders as ordinary dividend income. Such distributions generally would be eligible (i) to be treated as “qualified dividend income” in the case of individual and other non-corporate shareholders and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, the Company could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a RIC.

While the Company generally intends to qualify as a RIC for each taxable year, it is possible that as we ramp up our portfolio we may not satisfy the diversification requirements described above, and thus may not qualify as a RIC, for the short taxable year ending December 31, 2023. In such case, however, we anticipate that the associated tax liability would not be material, and that such non-compliance would not have a material adverse effect on our business, financial condition and results of operations, although there can be no assurance in this regard. The remainder of this discussion assumes that the Company qualifies as a RIC for each taxable year.

Distributions

Distributions to shareholders by the Company of ordinary income (including “market discount” realized by the Company on the sale of debt securities), and of net short-term capital gains, if any, realized by the Company will generally be taxable to U.S. shareholders as ordinary income to the extent such distributions are paid out of the Company’s current or accumulated earnings and profits. Distributions, if any, of net capital gains properly reported as “capital gain dividends” will be taxable as long-term capital gains, regardless of the length of time the shareholder has owned our shares. A distribution of an amount in excess of the Company’s current and accumulated earnings and profits (as determined for U.S. federal income tax purposes) will be treated by a shareholder as a return of capital which will be applied against and reduce the shareholder’s basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares. Distributions paid by the Company generally will not be eligible for the dividends received deduction allowed to corporations or for the reduced rates applicable to certain qualified dividend income received by non-corporate shareholders.

Certain distributions reported by the Company as Section 163(j) interest dividends may be treated as interest income by shareholders for purposes of the tax rules applicable to interest expense limitations under Section 163(j) of the Code. Such treatment by the shareholder is generally subject to holding period requirements and other potential limitations, although the holding period requirements are generally not applicable to dividends declared by money market funds and certain other funds that declare dividends daily and pay such dividends on a monthly or more frequent basis. The amount that the Company is eligible to report as a Section 163(j) dividend for a tax year is generally limited to the excess of the Company’s business interest income over the sum of the Company’s (i) business interest expense and (ii) other deductions properly allocable to the Company’s business interest income.

Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional shares pursuant to the dividend reinvestment plan. Shareholders receiving distributions in the form of additional shares will generally be treated as receiving a distribution in the amount of the fair market value of the distributed shares. The additional shares received by a shareholder pursuant to the dividend reinvestment plan will have a new holding period commencing on the day following the day on which the shares were credited to the shareholder’s account.

The Company may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, it may report the retained amount as undistributed capital gains in a notice to its shareholders, who will be treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will (i) be required to report its pro rata share of such gain on its tax return as long-term capital gain, (ii) receive a refundable tax credit for its pro rata share of tax paid by the Company on the gain and (iii) increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

In determining its net capital gain, including in connection with determining the amount available to support a capital gain dividend, its taxable income and its earnings and profits, the Company generally may elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion, if any, of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to any such portion of the taxable year) or late-year ordinary loss (generally, the sum of its (i) net ordinary loss, if any, from the sale, exchange or other taxable disposition of property, attributable to the portion, if any, of the taxable year after October 31, and its (ii) other net ordinary loss, if any, attributable to the portion, if any, of the taxable year after December 31) as if incurred in the succeeding taxable year.

Distributions paid by the Company generally will be treated as received by a shareholder at the time the distribution is made. However, the Company may, under certain circumstances, elect to treat a distribution that is paid during the following tax year as if it had been paid during the tax year in which the income or gains supporting the distribution was earned. If the Company makes such an election, the shareholder will still be treated as receiving the distribution in the tax year in which the distribution is received. Additionally, any distribution declared by the Company in October, November or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following calendar year, will be treated for tax purposes as if it had been received by shareholders on December 31 of the calendar year in which the distribution was declared.

The Company (or if a U.S. shareholder holds shares through an intermediary, such intermediary) will send to each shareholder who is subject to Internal Revenue Service reporting, as promptly as possible after the end of each calendar year, a notice reporting the amounts includible in such shareholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the Internal Revenue Service.

The Internal Revenue Service currently requires that a RIC that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains) based upon the percentage of total dividends paid to each class for the tax year. Accordingly, if the Company issues preferred shares, the Company intends to allocate capital gain dividends, if any, between its Common Shares and preferred shares in proportion to the total dividends paid to each class with respect to such tax year. Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the NAV of those shares.

Unless and until the Company is treated as a “publicly offered regulated investment company” (within the meaning of Section 67 of the Code) as a result of either (i) its shares being held by at least 500 persons at all times during a taxable year, (ii) its shares being continuously offered pursuant to a public offering (within the meaning of section 4 of the Securities Act), or (iii) its shares being treated as regularly traded on an established securities market, for purposes of computing the taxable income of U.S. shareholders that are individuals, trusts or estates, (1) the Company’s earnings will be computed without taking into account such U.S. shareholders’ allocable shares of the management and incentive fees paid to the Advisor and certain of the Company’s other expenses, (2) each such U.S. shareholder will be treated as having received or accrued a distribution from the Company in the amount of such U.S. shareholder’s allocable share of these fees and expenses for such taxable year, (3) each such U.S. shareholder will be treated as having paid or incurred such U.S. shareholder’s allocable share of these fees and expenses for the calendar year and (4) each such U.S. shareholder’s allocable share of these fees and expenses will be treated as miscellaneous itemized deductions by such U.S. shareholder. For taxable years beginning before 2026, miscellaneous itemized deductions generally are not deductible by a U.S. shareholder that is an individual, trust or estate. For taxable years beginning in 2026 or later, miscellaneous itemized deductions generally are deductible by a U.S. shareholder that is an individual, trust or estate only to the extent that the aggregate of such U.S. shareholder’s miscellaneous itemized deductions exceeds 2% of such U.S. shareholder’s adjusted gross income for U.S. federal income tax purposes, are not deductible for purposes of the alternative minimum tax and are subject to the overall limitation on itemized deductions under Section 68 of the Code. There can be no assurance the Company will be treated as a “publicly offered regulated investment company” with respect to any taxable year.

Sale or Exchange of Common Shares

Upon the sale or other disposition of our shares (except pursuant to a repurchase by the Company, as described below), a shareholder will generally realize a capital gain or loss in an amount equal to the difference between the amount realized and the shareholder’s adjusted tax basis in the shares sold. Such gain or loss will be long-term or short-term, depending upon the shareholder’s holding period for the shares. Generally, a shareholder’s gain or loss will be a long-term gain or loss if the shares have been held for more than one year. For non-corporate taxpayers, long-term capital gains are currently eligible for reduced rates of taxation.

No loss will be allowed on the sale or other disposition of shares if the owner acquires (including pursuant to the dividend reinvestment plan) or enters into a contract or option to acquire securities that are substantially identical to such shares within 30 days before or after the disposition. In such a case, the basis of the securities acquired will be adjusted to reflect the disallowed loss. Losses realized by a shareholder on the sale or exchange of shares held for six months or less are treated as long-term capital losses to the extent of any distribution of long-term capital gain received (or amounts reported as undistributed capital gains) with respect to such shares.

The Code requires reporting of adjusted cost basis information for covered securities, which generally include shares of a RIC to the Internal Revenue Service and to taxpayers. Shareholders should contact their financial intermediaries with respect to reporting of cost basis and available elections for their accounts.

From time to time, the Company may offer to repurchase its outstanding shares. Shareholders who tender all shares of the Company held, or considered to be held, by them will be treated as having sold their shares and generally will realize a capital gain or loss. If a shareholder tenders fewer than all of its shares or fewer than all shares tendered are repurchased, such shareholder may be treated as having received a taxable dividend upon the tender of its shares. In such a case, there is a risk that non-tendering shareholders, and shareholders who tender some but not all of their shares or fewer than all of whose shares are repurchased, in each case whose percentage interests in the Company increase as a result of such tender, will be treated as having received a taxable distribution from the Company. The extent of such risk will vary depending upon the particular circumstances of the tender offer, and in particular whether such offer is a single and isolated event or is part of a plan for periodically redeeming shares of the Company.

Under U.S. Treasury regulations, if a shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Internal Revenue Service Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Nature of the Company’s Investments

Certain of the Company’s hedging and derivatives transactions are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Company to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the intended characterization of certain complex financial transactions and (vii) produce income that will not be treated as qualifying income for purposes of the 90% gross income test described above.

These rules could therefore affect the character, amount and timing of distributions to shareholders and the Company’s status as a RIC. The Company will monitor its transactions and may make certain tax elections in order to mitigate the effect of these provisions.

Below Investment Grade Instruments

The Company expects to primarily invest in debt securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Investments in these types of instruments may present special tax issues for the Company. U.S. federal income tax rules are not entirely clear about issues such as when the Company may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Company, to the extent necessary, to distribute sufficient income to preserve our tax status as a RIC and minimize the extent to which we are subject to U.S. federal income tax.

Original Issue Discount

For federal income tax purposes, we may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as zero-coupon securities, debt instruments with PIK interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any original issue discount will be included in our investment company taxable income for the year of the accrual, we may be required to make a distribution to our shareholders in order to satisfy the annual distribution requirement, even though we will not have received any corresponding cash amount. As a result, we may have difficulty meeting the annual distribution requirement necessary to qualify for and maintain RIC tax treatment under Subchapter M of the Code. We may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may not qualify for or maintain RIC tax treatment and thus may become subject to corporate-level income tax.

Market Discount

In general, the Company will be treated as having acquired a security with market discount if its stated redemption price at maturity (or, in the case of a security issued with original issue discount, its revised issue price) exceeds the Company’s initial tax basis in the security by more than a statutory de minimis amount. The Company will be required to treat any principal payments on, or any gain derived from the disposition of, any securities acquired with market discount as ordinary income to the extent of the accrued market discount, unless the Company makes an election to accrue market discount on a current basis. If this election is not made, all or a portion of any deduction for interest expense incurred to purchase or carry a market discount security may be deferred until the Company sells or otherwise disposes of such security.

Warrants

Gain or loss realized by the Company from warrants acquired by the Company as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long the Company held a particular warrant.

Currency Fluctuations

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Company accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Company actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Preferred Shares or Borrowings

If the Company utilizes leverage through the issuance of preferred shares or borrowings, it may be restricted by certain covenants with respect to the declaration of, and payment of, distributions on shares in certain circumstances. Limits on the Company’s payments of distributions on shares may prevent the Company from meeting the distribution requirements described above, and may, therefore, jeopardize the Company’s qualification for taxation as a RIC and possibly subject the Company to the 4% excise tax. The Company endeavors to avoid restrictions on its ability to make distribution payments.

Backup Withholding

The Company may be required to withhold from all distributions and redemption proceeds payable to U.S. shareholders who fail to provide the Company with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Certain shareholders specified in the Code generally are exempt from such backup withholding. This backup withholding is not an additional tax. Any amounts withheld may be refunded or credited against the shareholder’s U.S. federal income tax liability, provided the required information is timely furnished to the Internal Revenue Service.

Medicare Tax on Net Investment Income

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Company and net gains from redemptions or other taxable dispositions of shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceed certain threshold amounts.

U.S. Taxation of Tax-Exempt U.S. Shareholders

A U.S. shareholder that is a tax-exempt organization for U.S. federal income tax purposes and therefore generally exempt from U.S. federal income taxation may nevertheless be subject to taxation to the extent that it is considered to derive unrelated business taxable income (“UBTI”). The direct conduct by a tax-exempt U.S. shareholder of the activities that the Company proposes to conduct could give rise to UBTI. However, a RIC is a corporation for U.S. federal income tax purposes and its business activities generally will not be attributed to its shareholders for purposes of determining their treatment under current law. Therefore, a tax-exempt U.S. shareholder should not be subject to U.S. federal income taxation solely as a result of such shareholder’s direct or indirect ownership of the Company’s equity and receipt of distributions with respect to such equity (regardless of whether we incur indebtedness). Moreover, under current law, if the Company incurs indebtedness, such indebtedness will not be attributed to a tax-exempt U.S. shareholder. Therefore, a tax-exempt U.S. shareholder should not be treated as earning income from “debt-financed property” and distributions the Company pays should not be treated as “unrelated debt-financed income” solely as a result of indebtedness that the Company incurs. Certain tax-exempt private universities are subject to an additional 1.4% excise tax on their “net investment income,” including income from interest, dividends, and capital gains. Proposals periodically are made to change the treatment of “blocker” investment vehicles interposed between tax-exempt investors and non-qualifying investments. In the event that any such proposals were to be adopted and applied to RICs, the treatment of dividends payable to tax-exempt investors could be adversely affected. In addition, special rules would apply if the Company were to invest in certain real estate mortgage investment conduits or taxable mortgage pools, which the Company does not currently plan to do, that could result in a tax-exempt U.S. shareholder recognizing income that would be treated as UBTI.

Foreign Shareholders

U.S. taxation of a shareholder who is a nonresident alien individual, a foreign trust or estate or a foreign corporation, as defined for U.S. federal income tax purposes (a “foreign shareholder”), depends on whether the income from the Company is “effectively connected” with a U.S. trade or business carried on by the shareholder.

As a RIC is a corporation for U.S. federal income tax purposes, its business activities generally will not be attributed to its shareholders for purposes of determining their treatment under current law. Therefore, a foreign shareholder should not be considered to earn income “effectively connected” with a U.S. trade or business solely as a result of activities conducted by the Company.

If the income from the Company is not “effectively connected” with a U.S. trade or business carried on by the foreign shareholder, distributions of investment company taxable income will be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions. The portion of distributions considered to be a return of capital for U.S. federal income tax purposes generally will not be subject to tax. However, dividends paid by the Company that are “interest-related dividends” or “short-term capital gain dividends” will generally be exempt from such withholding, in each case to the extent the Company properly reports such dividends to shareholders. For these purposes, interest-related dividends and short-term capital gain dividends generally represent distributions of certain interest or short-term capital gains that would not have been subject to U.S. federal withholding tax at the source if received directly by a foreign shareholder, and that satisfy certain other requirements. Interest-related dividends do not include distributions paid in respect of a RIC’s non-U.S. source interest income or its dividend income (or any other type of income other than generally non-contingent U.S.-source interest income received from unrelated obligors). In the case of shares of the Company held through an intermediary, the intermediary may withhold U.S. federal income tax even if the Company reports the payment as interest-related dividends or short-term capital gain dividends. There can be no assurance as to whether any of the Company’s distributions will be eligible for an exemption from withholding of U.S. federal income tax or, as to whether any of the Company’s distributions that are eligible, will be reported as such by us.

A foreign shareholder whose income from the Company is not “effectively connected” with a U.S. trade or business would generally be exempt from U.S. federal income tax on capital gain dividends, any amounts retained by the Company that are reported as undistributed capital gains and any gains realized upon the sale or exchange of shares. However, a foreign shareholder who is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements will nevertheless be subject to a U.S. tax of 30% on such capital gain dividends, undistributed capital gains and sale or exchange gains.

If the income from the Company is “effectively connected” with a U.S. trade or business carried on by a foreign shareholder, then distributions of investment company taxable income, any capital gain dividends, any amounts retained by the Company that are reported as undistributed capital gains and any gains realized upon the sale or exchange of shares will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens, residents or domestic corporations, as applicable. Foreign corporate shareholders may also be subject to the 30% branch profits tax imposed by the Code.

The Company may be required to withhold from distributions that are otherwise exempt from U.S. federal withholding tax (or taxable at a reduced treaty rate) unless the foreign shareholder certifies his or her foreign status under penalties of perjury or otherwise establishes an exemption.

Non-U.S. shareholders may also be subject to U.S. estate tax with respect to their investment in shares of the Company.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular income and estate tax consequences to them of an investment in the Company.

Additional Withholding Requirements

Under Sections 1471 through 1474 of the Code (such Sections commonly referred to as “FATCA”), a 30% United States federal withholding tax may apply to any dividends that the Company pays to (i) a “foreign financial institution” (as specifically defined in the Code), whether such foreign financial institution is the beneficial owner or an intermediary, unless such foreign financial institution agrees to verify, report and disclose its United States “account” holders (as specifically defined in the Code) and meets certain other specified requirements or (ii) a non-financial foreign entity, whether such nonfinancial foreign entity is the beneficial owner or an intermediary, unless such entity provides a certification that the beneficial owner of the payment does not have any substantial United States owners or provides the name, address and taxpayer identification number of each such substantial United States owner and certain other specified requirements are met. In certain cases, the relevant foreign financial institution or non-financial foreign entity may qualify for an exemption from, or be deemed to be in compliance with, these rules. In addition, foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing FATCA may be subject to different rules. You should consult your own tax advisor regarding FATCA and whether it may be relevant to your ownership and disposition of our shares.

Foreign and Other Taxation

The Company’s investment in non-U.S. securities may be subject to non-U.S. withholding taxes. In that case, the Company’s yield on those securities would be decreased. Shareholders will generally not be entitled to claim a credit or deduction with respect to foreign taxes paid by the Company.

In addition, shareholders may be subject to state, local and foreign taxes on their distributions from the Company. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Company.

Change in Tax Laws

Each prospective investor should be aware that tax laws and regulations are changing on an ongoing basis, and such laws and/or regulations may be changed with retroactive effect. Moreover, the interpretation and/or application of tax laws and regulations by certain tax authorities may not be clear, consistent or transparent. Uncertainty in the tax law may require the Company to accrue potential tax liabilities even in situations in which the Company and/or shareholders do not expect to be ultimately subject to such tax liabilities. In that regard, accounting standards and/or related tax reporting obligations may change, giving rise to additional accrual and/or other obligations.

RESTRICTIONS ON SHARE OWNERSHIP

Each prospective investor that is, or is acting on behalf of, any (i) “employee benefit plan” (within the meaning of Section 3(3) of ERISA) subject to Title I of ERISA, (ii) “plan” described in Section 4975(e)(1) of the Code, subject to Section 4975 of the Code (including for e.g., IRA and a “Keogh” plan), (iii) plan, account or other arrangement that is subject to provisions under any federal, state, local, non-U.S. or other law or regulation that is similar to the fiduciary responsibility provisions of ERISA or the provisions of Section 4975 of the Code (“Similar Law”), or (iv) entity whose underlying assets are considered to include the assets of any of the foregoing described in clauses (i), (ii) and (iii), pursuant to ERISA or otherwise (each of the foregoing described in clauses (i), (ii), (iii) and (iv) referred to herein as a “Plan”), must independently determine that our Common Shares are an appropriate investment, taking into account its obligations under ERISA, the Code and applicable Similar Law.

In contemplating an investment in the Company, each fiduciary of the Plan who is responsible for making such an investment should carefully consider, taking into account the facts and circumstances of the Plan, whether such investment is consistent with the applicable provisions of ERISA, the Code or any Similar Law relating to a fiduciary’s duties to the Plan including, without limitation, the prudence, diversification, delegation of control and prohibited transaction provisions of ERISA, the Code and any other applicable Similar Laws. Furthermore, absent an exemption, the fiduciaries of a Plan should not invest in the Company with the assets of any Plan if the Advisor or any of its affiliates is a fiduciary with respect to such assets of the Plan.

In contemplating an investment in the Company, fiduciaries of Plans that is a Benefit Plan Investor (defined below) subject to Title I of ERISA or Section 4975 of the Code should also carefully consider the definition of the term “plan assets” in ERISA and the Plan Asset Regulations. Under ERISA and the Plan Asset Regulations, when a Benefit Plan Investor invests in an equity interest of an entity that is neither a Publicly-Offered Security nor a security issued by an investment company registered under the 1940 Act, the Benefit Plan Investor’s assets include both the equity interest and an undivided interest in each of the entity’s underlying assets, unless it is established that the entity is an “operating company” or that equity participation in the entity by “benefit plan investors” (“Benefit Plan Investors”) is not “significant” (each within the meaning of the Plan Asset Regulations). The term “Benefit Plan Investor” is defined in the Plan Asset Regulations to include (a) any employee benefit plan (as defined in section 3(3) of ERISA) subject to the provisions of Title I of ERISA, (b) any plan described in section 4975(e)(1) of the Code subject to Section 4975 of the Code, and (c) any entity whose underlying assets include plan assets by reason of such an employee benefit plan’s or plan’s investment in the entity.

Under the Plan Asset Regulations, equity participation in an entity by Benefit Plan Investors is “significant” on any date if, immediately after the most recent acquisition of any equity interest in the entity, 25% or more of the total value of any class of equity interests is held by Benefit Plan Investors. For purposes of this determination, the value of equity interests held by a person (other than a Benefit Plan Investor) who has discretionary authority or control with respect to the assets of the entity or that provides investment advice for a fee (direct or indirect) with respect to such assets (or any affiliate of such a person) is disregarded. The Plan Assets Regulations define the term Publicly-Offered Security as a security that is “widely-held,” “freely transferrable” and either part of a class of securities registered under the Exchange Act or sold pursuant to an effective registration statement under the Securities Act if the securities are registered under the Exchange Act within 120 days after the end of the fiscal year of the issuer during which the public offering occurred. A security is considered “widely held” only if it is part of a class of securities that is owned by 100 or more investors independent of the issuer and of one another. A security will not fail to be “widely held” because the number of independent investors falls below 100 subsequent to the initial public offering as a result of events beyond the issuer’s control. The Plan Assets Regulations provide that whether a security is “freely transferable” is a factual question to be determined on the basis of all relevant facts and circumstances. It is noted that the Plan Assets Regulations only establish a presumption in favor of the finding of free transferability where the applicable investment minimum is $10,000 or less and the restrictions are consistent with the particular types of restrictions listed in the Plan Assets Regulations.

If the assets of the Company were deemed to be “plan assets” under the Plan Asset Regulations, this would result, among other things, in (i) the application of the prudence and other fiduciary responsibility standards of ERISA to investments made by the Company, and (ii) the possibility that certain transactions in which the Company might seek to engage could constitute “prohibited transactions” under ERISA and the Code. If a prohibited transaction occurs for which no exemption is available, the Advisor and/or any other fiduciary that has engaged in the prohibited transaction could be required to (i) restore to the Benefit Plan Investor any profit realized on the transaction and (ii) reimburse the Benefit Plan Investor for any losses suffered by the Benefit Plan Investor as a result of the investment. In addition, each disqualified person (within the meaning of Section 4975 of the Code) involved could be subject to an excise tax equal to 15% of the amount involved in the prohibited transaction for each year the transaction continues and, unless the transaction is corrected within statutorily required periods, to an additional tax of 100%. Fiduciaries of Benefit Plan Investors who decide to invest in the Company could, under certain circumstances, be liable for prohibited transactions or other violations as a result of their investment in the Company or as co-fiduciaries for actions taken by or on behalf of the Company or the Advisor. With respect to an IRA that invests in the Company, the occurrence of a prohibited transaction involving the individual who established the IRA, or his or her beneficiaries, would cause the IRA to lose its tax-exempt status.

Accordingly, the Company intends to conduct its affairs so that its assets should not be deemed to constitute “plan assets” under the Plan Asset Regulations.  In this regard, generally, we intended to take one of the following approaches: (1) in the event that each class of Common Shares is considered a Publicly-Offered Security, we will not limit Benefit Plan Investors from investing in the Common Shares; (2) in the event one or more classes of Common Shares does not constitute a Publicly-Offered Security, (a) we will limit investment in each class of Common Shares by Benefit Plan Investors to less than 25% of the total value of each class of our Common Shares, within the meaning of the Plan Asset Regulations (including any class that constitutes a Publicly-Offered Security), or (b) we will prohibit Benefit Plan Investors from owning any class that does not constitute a Publicly-Offered Security.  For purposes of the 25% test in the immediately preceding sentence, we will disregard equity interests held by persons (other than a Benefit Plan Investor) who has discretionary authority or control with respect to the assets of the Company or any person who provides investment advice for a fee (direct or indirect) with respect to such assets, or any person, directly or indirectly, through one or more intermediaries, controlling, controlled by, or under common control with such person, (with “control” for this purpose means with respect to a person other than an individual, means the power to exercise a controlling influence over the management or policies of such person) (“Controlling Persons”) as contemplated by the Plan Asset Regulations. In this respect, in order to avoid the possibility that our assets could be treated as “plan assets,” within the meaning of the Plan Asset Regulations, until such time as each class of our Common Shares constitutes Publicly-Offered Securities, (i) we will require any person proposing to acquire any of the Class S, Class D and Class I shares to furnish such information as may be necessary to determine whether such person is a Benefit Plan Investor or a Controlling Person, and (ii) we will have the power to (a) exclude any shareholder or potential shareholder from purchasing any of the Class S, Class D and Class I shares, (b) prohibit any redemption of Class S, Class D and Class I shares, and (c) redeem some or all Class S, Class D and Class I shares held by any shareholder if, and to the extent that, our Board determines that there is a substantial likelihood that such shareholder’s purchase, ownership or redemption of Class S, Class D or Class I shares would result in our assets to be characterized as “plan assets” under the Plan Asset Regulations, and each of the Class S, Class D and Class I shares of the Company shall be subject to such terms and conditions.  After such time as all of Class S, Class D and Class I shares (and any other equity interests in the Company (if any)) constitute Publicly-Offered Securities, the Company may no longer be required to limit or prohibit Benefit Plan Investors from investing in the Company.

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR

Our securities are held under a custody agreement by State Street Bank and Trust Company. The address of the custodian is 1 Heritage Drive, North Quincy, MA 02171. SS&C GIDS, Inc. will act as our transfer agent, distribution paying agent and registrar. The principal business address of our transfer agent is 1055 Broadway Blvd Ste 311, Kansas City, MO 64105. SS&C GIDS, Inc. and its affiliates are acting solely in the capacity of custodian, sub-administrator, and transfer agent in connection with the offering of securities described herein, and have not endorsed, recommended or guaranteed the purchase, value or repayment of such securities.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we generally acquire and dispose of our investments in privately negotiated transactions, we infrequently use brokers in the normal course of our business. Subject to policies established by our Board, if any, our Advisor is primarily responsible for the execution of any publicly-traded securities portfolio transactions and the allocation of brokerage commissions. Our Advisor does not expect to execute transactions through any particular broker or dealer, but seeks to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While our Advisor generally seeks reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, our Advisor may select a broker based partly upon brokerage or research services provided to it and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if our Advisor determines in good faith that such commission is reasonable in relation to the services provided.

EXPERTS

The financial statements of the Company as of December 31, 2023 and 2022, and for the year ended December 31, 2023 and for the period from February 10, 2022 (date of inception) to December 31, 2022, included in this Prospectus, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report. Such financial statements are included in reliance upon the report of such firm given their authority as experts in accounting and auditing.

LEGAL MATTERS

Dechert LLP, New York, NY, acts as counsel to the Company.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to the Common Shares offered by this prospectus. The registration statement contains additional information about us and the Common Shares being offered by this prospectus.

We are required to file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. The SEC maintains an internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC, which are available on the SEC’s website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

Kennedy Lewis Capital Holdings LLC

Privacy Notice

FACTS	WHAT DOES KENNEDY LEWIS CAPITAL HOLDINGS LLC (“Kennedy Lewis”) DO WITH YOUR PERSONAL INFORMATION?
WHY?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

WHAT?
The types of personal information we collect and share depend on the product or service you have with us. This information can include:
◾          Social security number
◾          Income
◾          Assets
◾          Risk tolerance
◾          Wire transfer instructions
◾          Transaction history
When you are no longer our customer, we continue to share information about you as described in this notice.

HOW?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Kennedy Lewis chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Kennedy Lewis Share	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your accounts(s) or respond to court orders and legal investigations.	Yes	No
For our marketing purposes - to offer our products and services to you	No	No
For joint marketing with other financial companies	No	No
For our affiliates’ everyday business purposes - information about your transactions and experiences	No	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We Don’t Share
For nonaffiliates to market to you	No	We Don’t Share

Questions?	Call Rachel Presa Chief Compliance Officer, 212.782.3840

Who we are

Who is providing this notice?	Kennedy Lewis Capital Holdings LLC
What we do

How does Kennedy Lewis protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Kennedy Lewis collect my personal information?	We collect your personal information, for example, when you ◾ Enter into an investment advisory contract ◾ Give us your employment history
Why can’t I limit all sharing?
Federal law gives you the right to limit only
◾          sharing for affiliates’ everyday business purposes-information about your creditworthiness
◾          affiliates from using your information to market to you
◾          sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾ Kennedy Lewis does not share with our affiliates
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ Kennedy Lewis does not share with nonaffiliates so they can market to you
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ Kennedy Lewis does not jointly market.
Other Important Information

Deloitte.

Deloitte & Touche LLP
30 Rockefeller Plaza
41st Floor
New York, NY 10112-0015
USA

Tel:+1 212 492 4000
Fax:+1 212 489 1687
www.deloitte.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the shareholders and the Board of Trustees of Kennedy Lewis Capital Company

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying consolidated statements of assets and liabilities of Kennedy Lewis Capital Company and subsidiary (the “Company”) as of December 31, 2023 and 2022, including the consolidated schedule of investments as of December 31, 2023, the related consolidated statements of operations, changes in net assets, cash flows, and the financial highlights for the year ended December 31, 2023 and for the period from February 10, 2022 (date of inception) to December 31, 2022, and the related notes. In our opinion, the consolidated financial statements and financial highlights present fairly, in all material respects, the financial position of the Company as of December 31, 2023 and 2022, and the results of its operations, changes in net assets, cash flows and the financial highlights for the year ended December 31, 2023 and for the period from February 10, 2022 (date of inception) to December 31, 2022, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s consolidated financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 2023, by correspondence with the custodian, loan agents, and borrowers; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

New York, New York

March 27, 2024

We have served as the Company’s auditor since 2022.

Kennedy Lewis Capital Company

Consolidated Statements of Assets and Liabilities

	December 31, 2023	December 31, 2022
Assets
Investments at fair value
Non-controlled/non-affiliated investments (cost of $345,223,315 and $0 at December 31, 2023 and December 31, 2022, respectively)	$352,378,520	$-
Cash and cash equivalents	25,181,139	10,000
Restricted cash and cash equivalents	47,844,154	-
Interest and fee receivable from non-controlled/non-affiliated investments	3,241,015	-
Deferred financing costs (net of $480,842 and $0 in amortized expenses at December 31, 2023 and December 31, 2022, respectively)	2,964,249	-
Deferred offering costs (net of $851,065 and $0 in amortized expenses at December 31, 2023 and December 31, 2022, respectively)	565,386	401,174
Receivable for investments sold	4,150,568	-
Due from Advisor	810,355	596,562
Other assets	45,157	-
Total assets	$437,180,543	$1,007,736
Liabilities
Credit Facility (Note 5)	195,000,000	-
Payable for investments purchased	7,489,135	-
Distribution payable	6,039,749	-
Interest and credit facility fee payable	3,051,780	-
Accrued capital gains incentive fee payable	1,090,162	-
Management fee payable	690,008	-
Income incentive fee payable	652,362	-
Due to Advisor and affiliates	309,817	997,736
Offering costs payable	216,950	-
Accrued expenses and other liabilities	1,024,660	-
Total liabilities	$215,564,623	$997,736
Commitments and contingencies (Note 6)
Net Assets
Common shares, $0.01 par value (10,785,268 and 500 shares issued and outstanding at December 31, 2023 and December 31, 2022, respectively)	107,853	5
Additional paid in capital	213,932,059	9,995
Distributable earnings (loss)	7,576,008	-
Total net assets	$221,615,920	$10,000
Total liabilities and net assets	$437,180,543	$1,007,736
Net asset value per share	$20.55	$20.00

The accompanying notes are an integral part of these consolidated financial statements.

Kennedy Lewis Capital Company

Consolidated Statements of Operations

	December 31, 2023	For the period from February 10, 2022 (date of inception) to December 31, 2022
Investment income:
From non-controlled/non-affiliated investments:
Interest income	$25,596,649	$-
Dividend income	785,960
Fee income	59,978	-
Total investment income	26,442,587	-
Expenses:
Interest and debt fee expense	7,995,404	-
Management fees	2,232,837	-
Income incentive fee	1,118,214	-
Capital gains incentive fee	1,090,162	-
Directors’ fees and expenses	366,663	-
Professional fees	1,927,451	-
Amortization of deferred financing costs	480,842	-
Administrative service expenses	959,377	-
Other expenses	421,401	-
Organization costs	219,684	625,598
Amortization of continuous offering costs	851,065	-
Total expenses	17,663,100	625,598
Expenses waived by the Advisor (Note 3)	(2,270,214)	(625,598)
Management fee waiver	(128,140)	-
Income incentive fee waiver	(465,852)	-
Net expenses	14,798,894	-
Net investment income	11,643,693	-
Realized and unrealized gain (loss):
Net change in unrealized appreciation (depreciation):
Non-controlled/non-affiliated investments	7,155,205	-
Net change in unrealized appreciation (depreciation)	7,155,205	-
Realized gain (loss):
Non-controlled/non-affiliated investments	1,566,093	-
Net realized gain (loss)	1,566,093	-
Net realized and unrealized gain (loss)	8,721,298	-
Net increase (decrease) in net assets resulting from operations	$20,364,991	$-

The accompanying notes are an integral part of these consolidated financial statements.

Kennedy Lewis Capital Company

Consolidated Statements of Changes in Net Assets

	December 31, 2023	For the period from February 10, 2022 (date of inception) to December 31, 2022
Operations:
Net investment income	$11,643,693	$-
Net realized gain (loss)	1,566,093	-
Net change in unrealized appreciation (depreciation)	7,155,205	-
Net increase (decrease) in net assets resulting from operations	20,364,991	-
Capital transactions:
Proceeds from shares sold	208,923,800	10,000
Distribution of earnings	(13,219,702)	-
Reinvestments of distributions	5,536,831	-
Net increase (decrease) from share transactions	201,240,929	10,000
Total increase (decrease) in net assets	221,605,920	10,000
Net Assets, beginning of period	10,000	-
Net Assets, end of period	$221,615,920	$10,000
Capital Share activity:
Share sold	10,506,399	500
Shares issues from the reinvestment of dividends	278,369	-
Net increase in share outstanding	10,784,768	500

The accompanying notes are an integral part of these consolidated financial statements.

Kennedy Lewis Capital Company

Consolidated Statements of Cash Flows

	December 31, 2023	For the period from February 10, 2022 (date of inception) to December 31, 2022
Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$20,364,991	$-
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Net unrealized (appreciation) depreciation on investments	(7,155,205)	-
Net realized (gain) loss on investments	(1,566,093)	-
Payment-in-kind interest capitalized	(2,786,541)	-
Net accretion of discount and amortization of premium on investments	574,310	-
Amortization of deferred financing costs	480,842	-
Amortization of offering costs	851,065	-
Purchases of investments	(490,600,898)	-
Proceeds from sale of investments and principal repayments	149,155,907	-
Changes in operating assets and liabilities:
Interest receivable	(3,241,015)	-
Deferred offering costs	(798,327)	(401,174)
Receivable for investments sold	(4,150,568)	-
Due from Advisor	(213,793)	(596,562)
Other assets	(45,157)	-
Payable for investments purchased	7,489,135	-
Due to Advisor and affiliates	(687,919)	997,736
Management fee payable	690,008	-
Income incentive fee payable	652,362
Capital gains incentive fee payable	1,090,162	-
Interest and credit facility fees payable	3,051,780	-
Accrued expenses and other liabilities	1,024,660	-
Net cash provided by (used in) operating activities	(325,820,294)	-
Cash flows from financing activity:
Proceeds from Secured Credit Facility	220,000,000	-
Repayment of Secured Credit Facility	(25,000,000)	-
Deferred financing costs paid	(3,445,091)	-
Dividends paid in cash	(1,643,122)	-
Proceeds from issuance of common shares	208,923,800	10,000
Net cash provided by (used in) financing activities	398,835,587	10,000
Net increase (decrease) in cash and cash equivalents	73,015,293	10,000
Cash, cash equivalents and restricted cash, beginning of period	10,000	-
Cash, cash equivalents and restricted cash, end of period	$73,025,293	$10,000
Supplemental information and non-cash activities:
Cash paid for interest	4,943,624	-
Reinvestment of distributions	5,536,831	-
Distribution payable	6,039,749	-
Accrued but unpaid deferred offering cost	216,950	-

The accompanying notes are an integral part of these consolidated financial statements.

Kennedy Lewis Capital Company

Consolidated Schedule of Investments

Portfolio Company	Reference Rate and Spread	Interest Rate	Maturity Date	Par Amount/ Units	Amortized Cost	Fair Value	Percentage of Net Assets
Investments-non-controlled/non-affiliated(4) Equity Investments
Services: Business
KKR Tinder TFC Aggregator L.P. (5)	-	-	-	14,792,309	$14,792,309	$15,559,956	7.02
Total Services: Business					$14,792,309	$15,559,956	7.02%
Total Equity Investments					$14,792,309	$15,559,956	7.02%
First and Second Lien Debt Aerospace & Defense
Arcline FM Holdings, LLC (5)	S+5.25%	10.86%	6/23/2028	997,500	977,937	997,500	0.45
Arcline FM Holdings, LLC (12)	S+4.75%	10.36%	6/23/2028	3,608,118	3,493,046	3,601,371	1.63
Total Aerospace & Defense					$4,470,983	$4,598,871	2.08%
Automotive
American Auto Auction Group, LLC (12)	S+5.00%	10.50%	12/30/2027	1,979,747	1,882,903	1,941,795	0.88
BBB Industries LLC (12)	S+5.25%	10.71%	7/25/2029	3,964,962	3,788,124	3,731,189	1.68
First Brands Group, LLC	S+5.00%	10.88%	3/30/2027	1,989,950	1,935,542	1,971,304	0.89
Holley Purchaser, Inc.	S+3.75%	9.22%	11/28/2028	4,392,630	3,943,707	4,224,260	1.91
PAI Holdco, Inc. (12)	S+3.75%	9.39%	10/28/2027	1,488,520	1,420,416	1,385,261	0.63
Total Automotive					$12,970,692	$13,253,809	5.99%
Banking, Finance, Insurance & Real Estate
Acrisure, LLC (12)	S+4.50%	9.89%	11/6/2030	4,979,950	4,895,009	4,984,083	2.25
Amynta Agency Borrower Inc. (12)	S+4.25%	9.61%	2/28/2028	3,980,025	3,872,922	3,979,468	1.80
RSC Acquisition, Inc. (5)	S+6.00%	11.35%	11/1/2029	250,000	246,576	247,500	0.11
RSC Acquisition, Inc. (5)(6)	S+6.00%	11.39%	11/1/2029	1,750,000	88,311	93,928	0.04
Total Banking, Finance, Insurance & Real Estate					$9,102,818	$9,304,979	4.20%
Capital Equipment
Aramsco, Inc. (12)	S+4.75%	10.10%	10/10/2030	2,554,455	2,504,437	2,549,142	1.15
Aramsco, Inc. (6)(12)	S+4.75%	-	10/10/2030	445,545	-	(927)	0.00
Crosby US Acquisition Corp. (8)(12)	S+4.75%	10.21%	6/26/2026	618,262	605,879	618,522	0.28
DS Parent Inc. (7)	S+5.50%	10.81%	12/13/2030	3,000,000	2,850,000	2,857,500	1.29
DXP Enterprises, Inc. (5)(12)	S+4.75%	10.29%	10/11/2030	1,995,000	1,965,563	1,999,988	0.90
Eagle Parent Corp. (12)	S+4.25%	9.64%	4/2/2029	2,977,273	2,945,687	2,943,778	1.33
FCG Acquisitions Inc. (12)	S+4.75%	10.11%	3/31/2028	1,636,067	1,602,979	1,631,813	0.74
LSF12 Badger Bidco LLC (12)	S+6.00%	11.36%	8/30/2030	3,000,000	2,934,606	2,985,000	1.35
MEI Buyer LLC (5)(6)(12)	S+6.50%	-	6/29/2029	2,650,602	(23,232)	(26,952)	(0.01)
MEI Buyer LLC (5)(6)(12)	S+6.50%	-	6/29/2029	2,409,639	(33,525)	(48,313)	(0.02)
MEI Buyer LLC (5)(12)	S+6.50%	11.86%	6/29/2029	15,183,633	14,751,482	14,752,721	6.66
Total Capital Equipment					$30,103,876	$30,262,272	13.67%
Chemicals, Plastics & Rubber
Cyanco Intermediate 2 Corp. (12)	S+4.75%	10.11%	7/10/2028	2,992,500	2,936,542	2,997,498	1.35
LSF11 A5 Holdco LLC (8)(12)	S+4.25%	9.71%	10/15/2028	3,980,000	3,917,098	3,986,647	1.80
Windsor Holdings III, LLC (12)	S+4.50%	9.84%	8/1/2030	1,995,000	1,980,625	2,005,593	0.90
Total Chemicals, Plastics & Rubber					$8,834,265	$8,989,738	4.05%

The accompanying notes are an integral part of these consolidated financial statements.

Kennedy Lewis Capital Company

Consolidated Schedule of Investments (continued)

Portfolio Company	Reference Rate and Spread	Interest Rate	Maturity Date	Par Amount/ Units	Amortized Cost	Fair Value	Percentage of Net Assets
Construction & Building
Brand Industrial Services Inc. (12)	S+5.50%	10.88%	8/1/2030	1,995,000	1,918,230	1,980,756	0.89
GeoStabilization International, LLC (12)	S+5.25%	10.80%	12/19/2028	2,000,000	1,980,493	1,985,000	0.90
Oscar AcquisitionCo, LLC (12)	S+4.50%	9.95%	4/29/2029	1,738,072	1,691,987	1,718,518	0.78
Recess Holdings, Inc. (5)(12)	S+4.00%	9.39%	3/29/2027	1,995,000	1,976,689	2,004,975	0.90
Total Construction & Building					$7,567,399	$7,689,249	3.47%
Consumer Goods: Durable
Champ Acquisition Corporation (12)	S+5.50%	11.11%	12/19/2025	1,481,690	1,481,690	1,485,395	0.67
Varsity Brands, Inc. (12)	S+5.00%	10.47%	12/15/2026	1,982,481	1,894,763	1,968,445	0.89
Total Consumer Goods: Durable					$3,376,453	$3,453,840	1.56%
Consumer Goods: Non-Durable
American Greetings Corporation (12)	S+6.00%	11.35%	4/6/2028	1,481,269	1,457,513	1,483,743	0.67
BCPE Empire Holdings, Inc. (12)	S+4.75%	10.11%	12/11/2028	3,980,000	3,959,431	3,986,965	1.80
Gloves Buyer, Inc. (5)(12)	S+5.00%	10.47%	12/29/2027	1,995,000	1,923,179	1,960,088	0.88
IBG Borrower LLC (5)(12)	S+6.00%	11.50%	8/22/2029	9,937,500	9,839,190	9,839,190	4.44
Journey Personal Care Corp. (7)	S+4.25%	9.72%	3/1/2028	5,006,986	4,649,291	4,927,725	2.22
KDC/one Development Corporation, Inc. (9)(12)	S+5.00%	10.36%	8/15/2028	4,000,000	3,885,951	3,954,000	1.78
Kronos Acquisition Holdings Inc. (12)	S+6.00%	11.54%	12/22/2026	2,608,832	2,573,424	2,610,476	1.18
Wellness Merger Sub, Inc. (12)	S+6.00%	11.61%	6/30/2026	3,925,000	3,726,426	3,840,769	1.73
Total Consumer Goods: Non-Durable					$32,014,405	$32,602,956	14.70%
Containers, Packaging & Glass
Pretium Packaging, LLC (12)	S+5.00%	10.39%	10/2/2028	498,028	485,969	487,136	0.22
Pretium Packaging, LLC	S+4.60%	9.99%	10/2/2028	1,860,170	1,656,502	1,444,738	0.65
Tank Holding Corp. (5)(6)(12)	S+6.00%	11.46%	3/31/2028	1,635,981	530,856	480,337	0.22
Tank Holding Corp. (5)(12)	S+5.75%	11.21%	3/31/2028	994,950	967,159	950,177	0.43
Tank Holding Corp. (5)(12)	S+6.00%	11.46%	3/31/2028	3,791,852	3,701,274	3,630,698	1.64
Total Containers, Packaging & Glass					$7,341,760	$6,993,086	3.16%
Energy: Electricity
Parkway Generation, LLC	S+4.75%	10.39%	2/18/2029	991,093	961,834	951,271	0.43
Potomac Energy Center, LLC (5)	S+6.00%	11.61%	11/12/2026	12,513,956	11,764,326	11,811,458	5.33
Total Energy: Electricity					$12,726,160	$12,762,729	5.76%
Energy: Oil & Gas
Epic Crude Services, LP (12)	S+5.00%	10.93%	3/2/2026	4,976,857	4,800,437	4,951,973	2.23
Total Energy: Oil & Gas					$4,800,437	$4,951,973	2.23%
Environmental Industries
EnergySolutions, LLC (12)	S+4.00%	9.36%	9/20/2030	997,500	985,417	995,505	0.45
Heritage-Crystal Clean, Inc.	S+5.00%	10.40%	10/17/2030	1,000,000	975,516	1,000,000	0.45
The Action Environmental Group, Inc. (5)(6)	S+4.50%	-	10/24/2030	130,435	(949)	326	0.00
The Action Environmental Group, Inc. (5)	S+4.50%	9.88%	10/24/2030	869,565	856,763	871,739	0.39
Patriot Container Corp. (12)	S+3.75%	9.21%	3/20/2025	2,973,712	2,821,296	2,842,988	1.28
Total Environmental Industries					$5,638,043	$5,710,558	2.57%
Healthcare & Pharmaceuticals
Charlotte Buyer, Inc. (12)	S+5.25%	10.61%	2/11/2028	2,458,778	2,398,398	2,466,622	1.11
Covetrus, Inc. (12)	S+5.00%	10.35%	10/13/2029	994,987	987,788	993,127	0.45
Heartland Dental, LLC (12)	S+5.00%	10.36%	4/28/2028	2,560,524	2,475,494	2,551,332	1.15
Help At Home, Inc.	S+5.00%	10.46%	10/29/2027	992,349	979,161	981,810	0.44
Imagefirst Holdings, LLC (12)	S+5.00%	10.72%	4/27/2028	3,316,667	3,242,402	3,300,083	1.49

The accompanying notes are an integral part of these consolidated financial statements.

Kennedy Lewis Capital Company

Consolidated Schedule of Investments (continued)

Portfolio Company	Reference Rate and Spread	Interest Rate	Maturity Date	Par Amount/ Units	Amortized Cost	Fair Value	Percentage of Net Assets
Imagefirst Holdings, LLC (6)(12)	S+5.00%	-	4/27/2028	666,667	(14,593)	(3,333)	0.00
Pediatric Associates Holding Company, LLC (12)	S+4.50%	9.97%	12/29/2028	995,000	958,313	960,175	0.43
PetVet Care Centers, LLC (5)(6)(12)	S+6.00%	-	11/15/2029	1,768,583	(34,430)	(34,430)	(0.02)
PetVet Care Centers, LLC (5)(12)	S+6.00%	11.36%	11/15/2030	13,559,139	13,291,418	13,291,418	6.00
PetVet Care Centers, LLC (5)(6)(12)	S+6.00%	-	11/15/2030	1,768,583	(17,354)	(17,354)	(0.01)
Physician Partners LLC (12)	S+4.00%	9.53%	12/26/2028	992,424	942,802	935,360	0.42
Southern Veterinary Partners, LLC (12)	S+4.00%	9.47%	10/5/2027	1,492,308	1,485,297	1,485,965	0.67
Star Parent, Inc. (12)	S+4.00%	9.35%	9/27/2030	5,000,000	4,927,218	4,935,400	2.23
Team Services Group (12)	S+5.00%	10.88%	12/20/2027	988,579	971,239	979,316	0.44
NMN Holdings III Corp. (5)	S+3.50%	8.97%	11/13/2025	3,141,804	2,916,393	3,086,823	1.39
Total Healthcare & Pharmaceuticals					$35,509,546	$35,912,314	16.19%
High Tech Industries
AQA Acquisition Holding, Inc. (12)	S+4.25%	9.89%	3/3/2028	865,941	854,327	863,992	0.39
Endure Digital Inc. (12)	S+3.50%	9.42%	2/10/2028	989,848	907,221	966,032	0.44
Particle Investments S.a.r.l. (8)(10)	L+5.25%	10.72%	5/24/2027	989,080	983,761	984,135	0.44
TGG TS Acquisition Company (12)	S+6.50%	11.97%	12/14/2025	1,163,697	1,162,703	1,114,240	0.50
Ultimate Software Group Inc. (12)	S+4.50%	9.99%	5/4/2026	1,990,000	1,948,747	1,994,975	0.90
Total High Tech Industries					$5,856,759	$5,923,374	2.67%
Hotel, Gaming & Leisure
Fertitta Entertainment, LLC (12)	S+4.00%	9.36%	1/27/2029	992,424	976,722	992,216	0.45
Ranger Holdco Spe LLC (5)	15.00% PIK	15.00%	8/8/2028	17,775,581	16,498,048	19,050,076	8.60
TouchTunes Interactive Networks, Inc. (12)	S+5.00%	10.35%	4/2/2029	2,230,496	2,228,284	2,208,748	1.00
Total Hotel, Gaming & Leisure					$19,703,054	$22,251,040	10.05%
Media: Advertising, Printing & Publishing
Renaissance Holding Corp. (12)	S+4.75%	10.11%	4/5/2030	4,920,617	4,796,646	4,932,230	2.23
Simon & Schuster Inc.	S+4.00%	9.39%	10/30/2030	2,000,000	1,987,774	2,005,000	0.90
Total Media: Advertising, Printing & Publishing					$6,784,420	$6,937,230	3.13%
Media: Broadcasting & Subscription
Neptune Bidco US Inc. (12)	S+5.00%	10.51%	4/11/2029	5,273,500	4,876,118	4,805,477	2.17
Total Media: Broadcasting & Subscription					$4,876,118	$4,805,477	2.17%
Metals & Mining
Arsenal AIC Parent LLC (12)	S+4.50%	9.86%	8/18/2030	2,992,500	2,963,608	3,000,909	1.35
Total Metals & Mining					$2,963,608	$3,000,909	1.35%
Retail
Staples, Inc.	L+4.50%	9.96%	9/12/2024	997,389	993,762	996,142	0.45
Staples, Inc. (12)	L+5.00%	10.46%	4/16/2026	994,792	948,840	939,700	0.42
Total Retail					$1,942,602	$1,935,842	0.87%
Services: Business
AMCP Clean Acquisition Company, LLC	S+4.40%	9.79%	6/16/2025	2,769,264	2,635,484	2,592,142	1.17

The accompanying notes are an integral part of these consolidated financial statements.

Kennedy Lewis Capital Company

Consolidated Schedule of Investments (continued)

Portfolio Company	Reference Rate and Spread	Interest Rate	Maturity Date	Par Amount/ Units	Amortized Cost	Fair Value	Percentage of Net Assets
AVSC Holding Corp.	S+3.00%/.25% PIK	8.96%	3/3/2025	3,971,771	3,866,219	3,881,175	1.75
DTI Holdco, Inc. (12)	S+4.75%	10.13%	4/26/2029	1,484,962	1,435,033	1,465,346	0.66
Inmar, Inc. (12)	S+5.50%	10.8560%	5/1/2026	2,985,000	2,956,521	2,942,702	1.33
J-O Building Company LLC (5)(12)	S+6.75%	12.14%	5/25/2028	13,883,430	13,691,583	13,866,076	6.26
Lincoln Metal Shop, Inc. (5)(12)	S+6.00%	11.51%	6/7/2027	23,171,389	22,764,069	23,142,424	10.44
Nielsen Consumer Inc. (8)(12)	S+6.25%	11.61%	3/6/2028	3,980,000	3,576,958	3,887,465	1.75
RelaDyne Inc. (12)	S+4.25%	9.61%	12/22/2028	1,984,848	1,919,948	1,973,694	0.89
RelaDyne Inc. (12)	S+5.00%	10.36%	12/22/2028	1,990,000	1,899,814	1,985,025	0.90
Ryan, LLC (6)	S+4.50%	-	11/14/2030	190,476	-	417	0.00
Ryan, LLC	S+4.50%	9.86%	11/14/2030	1,809,524	1,773,798	1,813,487	0.82
Sales Performance International, LLC (5)(12)	S+6.50%	11.88%	8/24/2028	16,884,848	16,554,921	16,554,921	7.47
Sales Performance International, LLC (5)(6)(12)	S+6.50%	11.69%	8/24/2028	3,030,303	1,274,596	1,274,596	0.58
USA Debusk LLC (5)(12)	S+6.50%	11.96%	9/8/2026	3,000,000	2,940,662	2,996,250	1.35
USA Debusk LLC (5)(12)	S+6.50%	11.96%	9/8/2026	9,975,000	9,800,216	9,962,531	4.50
Total Services: Business					$87,089,822	$88,338,251	39.87%
Services: Consumer
Mckissock Investment Holdings LLC	S+5.00%	10.38%	3/12/2029	2,500,000	2,438,535	2,492,700	1.12
Spring Education Group, Inc. (12)	S+4.50%	9.85%	10/4/2030	4,000,000	3,950,776	4,009,000	1.81
Total Services: Consumer					$6,389,311	$6,501,700	2.93%
Transportation: Cargo
Carriage Purchaser, Inc. (12)	S+4.25%	9.72%	10/2/2028	1,489,828	1,464,945	1,459,108	0.66
LaserShip, Inc. (12)	S+4.50%	10.40%	5/7/2028	2,008,116	1,805,022	1,839,092	0.83
Odyssey Logistics & Technology Corporation (12)	S+4.50%	9.86%	10/12/2027	997,500	979,241	987,944	0.45
Total Transportation: Cargo					$4,249,208	$4,286,144	1.94%
Utilities: Electric
Cricket Valley Energy Center (5)(7)(12)	S+3.90%	9.25%	6/30/2025	2,966,340	2,729,032	2,765,074	1.25
Generation Bridge Northeast, LLC (12)	S+4.25%	9.61%	8/22/2029	2,937,057	2,908,829	2,945,633	1.33
Invenergy Thermal Operating I LLC (12)	S+4.50%	9.92%	8/14/2029	2,807,143	2,752,178	2,803,634	1.27
Lackawanna Energy Center LLC (12)	S+5.00%	10.36%	8/3/2029	4,100,181	3,983,506	4,045,525	1.83
Lackawanna Energy Center LLC (12)	S+5.00%	10.36%	8/6/2029	889,518	864,204	877,660	0.40
St. Joseph Energy Center, LLC (5)(12)	S+4.25%	9.71%	10/5/2028	2,966,613	2,881,518	2,914,697	1.32
Total Utilities: Electric					$16,119,267	$16,352,223	7.40%
Total First and Second Lien Debt					$330,431,006	$336,818,564	151.98%
Total Investments-non-controlled/non-affiliated					$345,223,315	$352,378,520	159.00%
Total Investments Portfolio					$345,223,315	$352,378,520	159.00%

The accompanying notes are an integral part of these consolidated financial statements.

Kennedy Lewis Capital Company

Consolidated Schedule of Investments (continued)

Portfolio Company	Amortized Cost	Fair Value	Percentage of Net Assets
Cash Equivalents
State Street Institutional Money Market Fund (11)	69,473,744	69,473,744
Total Cash Equivalents	69,473,744	69,473,744	31.35%
Total Portfolio Investments and Cash Equivalents	$414,697,059	$421,852,264	190.35%
Liabilities in excess of Other Assets		$(200,236,344)	(90.35)%
Net Assets		$221,615,920	100%

(1) Unless otherwise indicated, issuers of debt and equity investments held by the Company are domiciled in the United States.

(2) Represents the actual interest rate for partially or fully funded debt in effect as of the reporting date. PIK represents payment-in-kind interest that is accrued and recorded as interest income at the contractual rates, increases the loan principal on the respective capitalization dates, and is generally due at maturity. Certain investments are subject to an interest rate floor. Variable rate loans bear interest at a rate that may be determined by the larger of the floor or the reference to either LIBOR (“L”), SOFR including SOFR adjustment, if any, (“S”), SONIA (“SN”), or alternate base rate (commonly based on the U.S. Prime Rate (“P”), unless otherwise noted) at the borrower’s option, which reset periodically based on the terms of the credit agreement and S loans are typically indexed to 6 month, 3 month or 1 month L or S rates. As of December 31, 2023, rates for the 6 month, 3 month and 1 month L are 5.59%, 5.59%, and 5.47%, respectively. As of December 31, 2023, 6 month, 3 month and 1 month S are 5.16%, 5.33% and 5.35%, respectively.

(3) The cost represents the original cost adjusted for the amortization of discounts and premiums, as applicable, on debt investments using the effective interest method in accordance with accounting principles generally accepted in the United States of America U.S. GAAP.

(4) Unless otherwise indicated, issuers of debt investments held by the Company are denominated in dollars. All debt and equity investments are income producing unless otherwise indicated.

(5) Investments valued using unobservable inputs (Level 3). Fair value was determined in good faith by or under the direction of the Company’s Valuation Designee, under the supervision of the Board, pursuant to the Company’s valuation policy. See Note 4, Investments and Fair Value Measurements, for details.

(6) Position or portion thereof is an unfunded loan commitment, and no interest is being earned on the unfunded portion, although the investment may be subject to unused commitment fees. Negative cost and fair values are the result of the commitment being valued below par. See Note 6, Commitments and Contingencies, for details.

(7) Position or portion thereof unsettled as of December 31, 2023.

(8) The investment is not a qualifying asset under Section 55(a) of the 1940 Act. The Company may not acquire any non-qualifying asset unless, at the time of acquisition, qualifying assets represent at least 70% of the Company’s total assets. As of December 31, 2023, non-qualifying assets totaled 2.17% of the Company’s total assets.

(9) The issuer of this investment is domiciled in Canada.

(10) The issuer of this investment is domiciled in Luxembourg.

(11) The annualized seven-day yield as of December 31, 2023 is 5.07%.

(12) Investment is pledged as collateral for the Secured Credit Facility. See Note 5, Borrowings, for details.

Note 1. Organization

Organization

Kennedy Lewis Capital Company, (the “Company”), is a Delaware statutory trust structured as an externally managed, diversified closed-end management investment company. The Company has elected to be treated as a business development company (a “BDC”) under the U.S. Investment Company Act of 1940, as amended (the “1940 Act”). In addition, the Company intends to elect to be treated as a regulated investment company (a “RIC”) for U.S. federal income tax purposes under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

The Company is externally managed by Kennedy Lewis Capital Holdings LLC (the “Advisor”), a Delaware limited liability company that is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) pursuant to an investment advisory agreement between the Company and the Advisor (as amended, the “Advisory Agreement”). Kennedy Lewis Management LP (“Kennedy Lewis Management,” and together with Kennedy Lewis Capital Holdings LLC and its affiliates, “Kennedy Lewis”) is registered with the SEC as an investment adviser under the Advisers Act. The Advisor has entered into a resource sharing agreement (“Resource Sharing Agreement”) with Kennedy Lewis Management, pursuant to which Kennedy Lewis Management makes certain personnel and resources available to the Advisor to provide certain investment advisory services to the Company. Kennedy Lewis Management serves as the Company’s administrator (in such capacity, the “Administrator”) pursuant to an administration agreement (the “Administration Agreement”).

The Company has been established to invest primarily in debt or other debt-like securities across the capital structure of middle market companies located in the United States and, selectively, in other North American countries and in Europe, with the ability to consider investments focused on other geographic markets. The Company generally defines middle market companies as those having enterprise values between $300 million and $3 billion. The Company’s investment objectives are to maximize the total return to its holders of common shares of beneficial interest, par value $0.01 (“Common Shares”) (each a “shareholder”) in the form of current income and, to a lesser extent, capital appreciation. The Company employs a strategy to provide capital to middle market companies, with a focus on direct originations in private, first lien, senior secured, performing credits. The Company expects to generate returns primarily from interest income and fees from senior secured loans, with some capital appreciation through nominal equity co-investments.

Subject to the supervision of the Company’s Board of Trustees (the “Board”), a majority of which are trustees who are not “interested persons” as defined in Section 2(a)(19) of the 1940 Act (“Independent Trustees”), the Advisor manages the Company’s day-to-day operations and provides the Company with investment advisory and management services.

Fiscal Year End

The Company was formed on February 10, 2022, and commenced operations on February 1, 2023. Its fiscal year ends on December 31.

Note 2. Significant Accounting Policies

Basis of Presentation

The Company’s consolidated financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America (“U.S. GAAP”). The Company is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services - Investment Companies. These consolidated financial statements reflect adjustments that in the opinion of management are necessary for the fair statement of the consolidated financial statements presented herein.

Prior Period Adjustment

During the quarter ended March 31, 2023, a misstatement was identified in the classification between Common Shares and Additional paid in capital in the December 31, 2022, Statement of Assets and Liabilities. The Company incorrectly disclosed the par value of Common Shares as $0.001 instead of $0.01 as of December 31, 2022, and calculated the par value of 500 Common Shares issued for the period ended December 31, 2022, using $0.001. In accordance with ASC Topic 250, Accounting Changes and Error Corrections, the Company evaluated the materiality of the misstatement from both quantitative and qualitative perspectives and concluded that it was immaterial to the prior period. Consequently, the Company revised the historical financial information presented herein. The immaterial restatement resulted in the following changes. For the December 31, 2022, Statement of Assets and Liabilities, the par value of Common Shares has been changed from $0.001 to $0.01, the Common Shares line item has been changed from $0 to $5 and the Additional paid in capital line item has been changed from $10,000 to $9,995. This immaterial restatement had no impact on the Company’s Consolidated Statement of Operations for the period ended December 31, 2022.

Use of Estimates

The preparation of the consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of revenue and expenses during the reporting period. Changes in the economic environment, financial markets, and other metrics used in determining these estimates could cause actual results to differ from the estimates used, and the differences could be material.

Consolidation

In accordance with U.S. GAAP guidance on consolidation, the Company will generally not consolidate its investment in a portfolio company other than an investment company subsidiary or a controlled operating company whose business consists of providing services to the Company. Accordingly, the Company consolidated the accounts of the Company’s wholly-owned subsidiary, KLCC SPV GS1 LLC, in its consolidated financial statements. All intercompany balances and transactions have been eliminated in consolidation.

Cash, Cash Equivalents and Restricted Cash

Cash consists of deposits held at a custodian bank. Cash equivalents consists of money market investments with original maturities of three months or less that are readily convertible to cash and are classified as Level 1 investments. Cash and cash equivalents are held at major financial institutions and, at times, may exceed the insured limits under applicable law. Cash and cash equivalents are carried at cost, which approximates fair value. As of December 31, 2023, we had $47,844,154 of restricted cash and cash equivalents related to collateral held for the Secured Credit Facility (as defined below) and presented in the statements of assets and liabilities. This is further discussed in Note 5.

Realized and Unrealized Gains/Losses

Investment transactions and the related revenue and expenses are recorded on a trade-date basis. Realized gains or losses are recorded upon the sale or liquidation of investments and are calculated as the difference between the net proceeds from the sale or liquidation, if any, and the amortized cost basis of the investment using the specific identification method. The net change in unrealized gains or losses primarily reflects the change in investment values, including the reversal of previously recorded unrealized gains or losses with respect to investments realized during the period.

Interest and Dividend Income

Interest and dividend income are recorded on an accrual basis. Interest income includes the accretion of discounts and amortizations of premiums. The amortized cost of debt investments represents the original cost, including fees received that are deemed to be an adjustment to yield, adjusted for the accretion of discounts and amortization of premiums, if any. Discounts from and premiums to par value on debt investments purchased are accreted/amortized into interest income over the life of the respective security using the effective interest method. Upon prepayment of a loan or debt security, any prepayment premiums, unamortized fees and unamortized discounts are recorded as interest income.

Fee Income

In the general course of its business, the Company receives certain fees, which are non-recurring in nature. Such fees include loan prepayment penalties, structuring fees and loan waiver amendment fees, and commitment fees, and are recorded as fee income in investment income when earned.

PIK Income

Certain investments may have contractual payment-in-kind (“PIK”) interest. PIK represents accrued interest that is added to the principal amount of the investment on the interest payment date rather than being paid in cash and generally becomes due at maturity or upon the investment being called by the issuer. PIK is recorded as interest income. Because the Company intends to elect to be treated as a RIC for U.S. federal income purposes under Subchapter M of the Code, this non-cash source of income must be paid out to shareholders in the form of distributions, even though the Company has not yet collected the cash.

Non-Accrual Loans

Loans or debt securities are placed on non-accrual status when there is reasonable doubt that principal or interest will be collected. Accrued interest generally is reversed when a loan or debt security is placed on non-accrual status. Interest payments received on non-accrual loans or debt securities may be recognized as income or applied to principal depending upon management’s judgment. Non-accrual loans and debt securities are restored to accrual status when past due principal and interest are paid and, in management’s judgment, principal and interest payments are likely to remain current. The Company may make exceptions to this treatment if a loan has sufficient collateral value and is in the process of collection. As of December 31, 2023, there were no loans placed on non-accrual status.

Deferred Financing Costs

Deferred financing costs represent fees and other direct costs incurred in connection with the Company’s borrowings. These amounts are capitalized and amortized over the contractual term of the borrowing.

Receivable for Investments Sold and Payable for Investments Purchased

Receivable for investments sold and payable for investments purchased represent unsettled investments.

Valuation of Portfolio Investments

In accordance with Rule 2a-5 under the 1940 Act, the Board has designated the Advisor as the Company’s “Valuation Designee”. The Advisor has established a Valuation Committee that is responsible for determining in good faith the fair value of the Company’s investments in instances where there is no readily available market quotation. A readily available market quotation is not expected to exist for most of the investments in the Company’s portfolio, and the Company values these portfolio investments at fair value as determined in good faith by the Valuation Designee on a quarterly basis. Investments for which market quotations are readily available may be priced by independent pricing services. The Company has retained an external, independent valuation firm to provide data and valuation analyses on the Company’s portfolio companies.

The Advisor values the Company’s investments based on the type of financial instrument as outlined below:

Securities that are listed on a securities, commodities or futures exchange or market (including such securities when traded in the after‐hours market), will be valued (i) at their last sales prices on the date of determination on the primary exchange on which such securities were traded on such date, or (ii) at their last sales prices on the consolidated tape if such securities on the primary exchange on which such securities were traded on such date were reported on the consolidated tape, or (iii) in the event that the date of determination is not a date upon which an exchange was open for trading, on the date on which such exchange was previously open but not more than 10 days prior to the date of determination.

Securities that are not listed on an exchange but are traded over‐the‐counter will be valued at representative “bid” quotations if held long and representative “asked” quotations if held short, unless included in the NASDAQ National Market System, in which case they will be valued based upon their last sales prices (if such prices are available); provided that if the last sales price of a security does not fall between the last “bid” and “asked” price for such security on such date, the Advisor will value such security at the mean between the last “bid” and “asked” price for such security on such date. Securities not denominated in U.S. dollars will be translated into U.S. dollars at prevailing exchange rates as the Advisor may reasonably determine. All other investments will be assigned such value as the Advisor may reasonably determine. When available, quotations from brokers or pricing services will be considered in the valuation process. For example, the Advisor will utilize indicative prices from brokers or pricing services to determine the fair value of bonds and bank debt and may internally validate the quotes obtained or utilize the mean of the bid (if long) and ask (if short) quotes obtained. For these quotes to be considered for valuation purposes they must be sent directly from the brokers to the Advisor. If quotations are not readily available through pricing services or brokers for a security, financial instrument or other property, the Advisor will determine its value in such a manner as the Advisor, in its sole discretion, reasonably determines. This is generally achieved by engaging a third‐party valuation firm to value such securities and provide a range of values for each position. The Advisor will then mark the position within that range.

The determination of fair value generally considers factors such as comparisons to public companies, comparable transactions, markets in which a company does business, the nature and realizable value of any collateral, discounted cash flows, earnings and ability to make payments, and market yields. If an event such as a purchase, sale, or public offering occurs, the Advisor may consider the pricing indicated by such event to corroborate its internal valuation.

FASB ASC Topic 820: Fair Value Measurements and Disclosures (“ASC 820”) specifies a hierarchy of valuation techniques based on whether the inputs to those valuation techniques are observable or unobservable. ASC 820 also provides guidance regarding a fair value hierarchy, which prioritizes information used to measure fair value and the effect of fair value measurements on earnings and provides for enhanced disclosures determined by the level of information used in the valuation.

The Company classifies the inputs used to measure fair values into the following hierarchy:

•	Level 1-Valuations are based on quoted prices in active markets for identical assets or liabilities that are accessible to the Company at the measurement date.

•
Level 2-Valuations are based on similar assets or liabilities in active markets, or quoted prices identical or similar assets or liabilities in markets that are not active or for which all significant inputs are observable, either directly or indirectly and model-based valuation techniques for which all significant inputs are observable.

•
Level 3-Valuations are based on inputs that are unobservable and significant to the overall fair value measurement. Level 3 assets and liabilities include financial instruments whose value is determined using pricing models incorporating significant unobservable inputs, such as discounted cash flow models and other similar valuation techniques. The valuation of Level 3 assets and liabilities generally requires significant management judgment due to the inability to observe inputs to valuation.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of observable input that is significant to the fair value measurement. The Advisor’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and it considers factors specific to the investment.

Transfers between levels, if any, are recognized at the beginning of the period in which the transfer occurs. In addition to using the above inputs in investment valuations, the Advisor applies the valuation policy approved by the Board that is consistent with ASC 820. Consistent with the valuation policy, the Advisor evaluates the source of inputs, including any markets in which its investments are trading (or any markets in which securities with similar attributes are trading), in determining fair value. When a security is valued based on prices provided by reputable dealers or pricing services (that is, broker quotes), the Advisor subjects those prices to various additional criteria in making the determination as to whether a particular investment would qualify for treatment as a Level 2 or Level 3 investment. For example, the Advisor reviews pricing provided by dealers or pricing services in order to determine if observable market information is being used, versus unobservable inputs. Some additional factors considered include the number of prices obtained as well as an assessment as to their quality, such as the depth of the relevant market relative to the size of the Company’s position.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may fluctuate from period to period. Additionally, the fair value of such investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that may ultimately be realized. Further, such investments are generally less liquid than publicly traded securities and may be subject to contractual and other restrictions on resale. If the Company were required to liquidate a portfolio investment in a forced or liquidation sale, it could realize amounts that are different from the amounts presented and such differences could be material.

In addition, changes in the market environment, including the impact of changes in broader market indices and credit spreads, and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected herein.

Organization and Offering Costs

Organizational costs to establish the Company are charged to expense as incurred. These expenses consist primarily of legal fees and other costs of organizing the Company.

Offering costs in connection with the offering of Common Shares of the Company are capitalized as a deferred charge and amortized to expense on a straight-line basis over 12 months. Initial offering costs were amortized beginning February 1, 2023, the commencement of operations.

Under the Advisory Agreement and the Administration Agreement, the Company, either directly or through reimbursements to the Advisor or its affiliates, is responsible for its organization and offering costs. For the year ended December 31, 2023, the Advisor and its affiliates incurred organization and offering costs of $328,240, on behalf of the Company. For the period from February 10, 2022 (date of inception) to December 31, 2022, the Advisor and its affiliates incurred organization and offering costs of $1,026,772, on behalf of the Company. As of December 31, 2023, the total amount owed to the Company from the Advisor pursuant to the Expense Support and Conditional Reimbursement Agreement is included in Due from Advisor in the Statement of Assets and Liabilities. As of December 31, 2023, the total amount owed to the Advisor and its affiliates for expenses incurred on behalf of the Company is included in Due to Advisor and affiliates in the Statement of Assets and Liabilities.

Income Taxes

The Company intends to elect to be treated as a RIC. So long as the Company maintains its status as a RIC, it generally will not pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that it distributes at least annually to its shareholders as dividends. Rather, any tax liability related to income earned and distributed would represent obligations of the Company’s investors and would not be reflected in the consolidated financial statements of the Company.

The Company evaluates tax positions taken or expected to be taken in the course of preparing its consolidated financial statements to determine whether the tax positions are “more likely than not” to be sustained by the applicable tax authority. Tax positions not deemed to meet the “more likely than not” threshold are reserved and recorded as a tax benefit or expense in the current year. All penalties and interest associated with income taxes are included in income tax expense. Conclusions regarding tax positions are subject to review and may be adjusted at a later date based on factors including, but not limited to, ongoing analyses of tax laws, regulations and interpretations thereof. The Company did not record any tax provision in the current period. To qualify for and maintain qualification as a RIC, the Company must, among other things, meet certain source of income and asset diversification requirements. In addition, to qualify for RIC tax treatment, the Company must distribute to its shareholders, for each taxable year, at least 90% of its “investment company taxable income” for that year, which is generally its ordinary income plus the excess, if any, of its realized net short-term capital gains over its realized net long-term capital losses.

In addition, based on the excise tax distribution requirements, the Company is subject to a 4% nondeductible federal excise tax on undistributed income unless the Company distributes in a timely manner in each taxable year an amount at least equal to the sum of (1) 98% of its ordinary income for the calendar year, (2) 98.2% of capital gain net income (both long-term and short-term) for the one-year period ending October 31 in that calendar year and (3) any income realized, but not distributed, in prior years. For this purpose, however, any ordinary income or capital gain net income retained by the Company that is subject to corporate income tax is considered to have been distributed.

Note 3. Related Party Transactions

Administration Agreement

Under the Administration Agreement, the Administrator furnishes the Company with office facilities and equipment and provides the Company with clerical, bookkeeping, recordkeeping and other administrative services at such facilities. The Administrator also performs, or oversees the performance of, the Company’s required administrative services, which include responsibility for the financial and other records that the Company is required to maintain and preparing reports to its shareholders and reports and other materials filed with the SEC. In addition, the Administrator assists the Company in determining and publishing its net asset value, oversees the preparation and filing of its tax returns and the printing and dissemination of reports and other materials to its shareholders, and generally oversees the payment of its expenses and the performance of administrative and professional services rendered to the Company by others. Under the Administration Agreement, the Administrator also provides managerial assistance on the Company’s behalf to those portfolio companies that have accepted the Company’s offer to provide such assistance. The Administrator has retained State Street Bank and Trust Company (“State Street”), a Massachusetts trust company, as a sub-administrator to perform any or all of its obligations under the Administration Agreement.

Payments under the Administration Agreement are equal to an amount based upon the Company’s allocable portion (subject to the review of the Board) of the Administrator’s overhead in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions and the Company’s allocable portion of the cost of the Company’s Chief Financial Officer and their staff as well as State Street’s fees.

Advisory Agreement

Subject to the overall supervision of the Board and in accordance with the 1940 Act, the Advisor manages the Company’s day-to-day operations and provides investment advisory services to the Company. Under the terms of the Advisory Agreement, the Advisor:

•	determines the composition of the Company’s portfolio, the nature and timing of the changes to its portfolio and the manner of implementing such changes;

•	identifies, evaluates and negotiates the structure of the investments the Company makes;

•	executes, closes, services and monitors the investments the Company makes;

•	determines the securities and other assets that the Company purchases, retains or sells;

•	performs due diligence on prospective portfolio companies; and

•	provides the Company with such other investment advisory, research and related services as the Company may, from time to time, reasonably require for the investment of its funds.

Under the Administration Agreement, the Administrator furnishes the Company with office facilities and equipment and provides the Company with clerical, bookkeeping, recordkeeping and other administrative services at such facilities. The Administrator also performs, or oversees the performance of, the Company’s required administrative services, which include responsibility for the financial and other records that the Company is required to maintain and preparing reports to its shareholders and reports and other materials filed with the SEC. In addition, the Administrator assists the Company in determining and publishing its net asset value, oversees the preparation and filing of its tax returns and the printing and dissemination of reports and other materials to its shareholders, and generally oversees the payment of its expenses and the performance of administrative and professional services rendered to the Company by others. Under the Administration Agreement, the Administrator also provides managerial assistance on the Company’s behalf to those portfolio companies that have accepted the Company’s offer to provide such assistance. The Administrator has retained State Street Bank and Trust Company (“State Street”), a Massachusetts trust company, as a sub-administrator to perform any or all of its obligations under the Administration Agreement.

Base Management Fee

The Company pays the Advisor a management fee equal to an annual rate of 1.25% of the average of the Company’s net assets, at the end of the two most recently completed quarters. Subsequent to any initial public offering (“IPO”) or other listing of the Common Shares on a national securities exchange (“Exchange Listing”), the Company will pay the Advisor a base management fee calculated at an annual rate of 1.25% of the Company’s average gross assets at the end of the two most recently completed quarters. The management fee is payable quarterly in arrears. For the year ended December 31, 2023, the management fee was $2,232,837. At the Advisor’s discretion, $128,140 of the management fee was waived during the year ended December 31, 2023. For the year ended December 31, 2023, the management fee, net of waivers was $2,104,697.

Incentive Fee

The Incentive Fee consists of two components that are independent of each other, with the result that one component may be payable even if the other is not. A portion of the Incentive Fee is based on a percentage of income and a portion is based on a percentage of capital gains, each as described below.

Income-Based Incentive Fee. The portion based on the Company’s income is based on Pre-Incentive Fee Net Investment Income Returns. “Pre-Incentive Fee Net Investment Income Returns” means, as the context requires, either the dollar value of, or percentage rate of return on the value of net assets at the end of the immediate preceding quarter from interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that are received from portfolio companies) accrued during the calendar quarter, minus operating expenses accrued for the quarter (including the management fee, expenses payable under the Administration Agreement entered into between the Company and the Administrator, and any interest expense or fees on any credit facilities or outstanding debt and dividends paid on any issued and outstanding preferred shares, but excluding the Incentive Fee and any shareholder servicing and/or distribution fees). Pre-Incentive Fee Net Investment Income Returns include, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with interest and zero coupon securities), accrued income that has not yet been received in cash. Pre-Incentive Fee Net Investment Income Returns do not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. The impact of expense support payments and recoupments are also excluded from Pre-Incentive Fee Net Investment Income Returns. Pre-Incentive Fee Net Investment Income Returns, expressed as a rate of return on the value of the Company’s net assets at the end of the immediate preceding quarter, is compared to a “hurdle rate” of return of 1.25% per quarter (5.0% annualized).

The Company pays the Advisor an Income Based Incentive Fee quarterly in arrears with respect to the Company’s Pre-Incentive Fee Net Investment Income Returns in each calendar quarter as follows:

•
No incentive fee based on Pre-Incentive Fee Net Investment Income Returns in any calendar quarter in which Pre-Incentive Fee Net Investment Income Returns do not exceed the hurdle rate of 1.25% per quarter (5.0% annualized);

•
100% of the dollar amount of Pre-Incentive Fee Net Investment Income Returns with respect to that portion of such Pre-Incentive Fee Net Investment Income Returns, if any, that exceeds the hurdle rate until the Advisor has received 12.5% of the total Pre-Incentive Fee Net Investment Income Returns for that calendar quarter. The Company refers to this portion of the Pre-Incentive Fee Net Investment Income Returns (which exceeds the hurdle rate) as the “catch-up.” This “catch-up” is meant to provide the Advisor an Incentive Fee of 12.5% on all Pre-Incentive Fee Net Investment Income Returns when that amount equals 1.43% in a calendar quarter (5.72% annualized), which is the rate at which the catch-up is achieved.

•	12.5% of the dollar amount of all Pre-Incentive Fee Net Investment Income Returns, if any, that exceed a rate of return of 1.43%.

These calculations are prorated for any period of less than three months, including the first quarter the Company commenced operations, and are adjusted for any share issuances or repurchases during the relevant quarter.

For the year ended December 31, 2023, income-based incentive fees were $1,118,214. At the Advisor’s discretion, $465,852 of the income incentive fee was waived during the year ended December 31, 2023. For the year ended December 31, 2023, the income-based incentive fee, net of waivers was $652,362.

Capital Gains Incentive Fee. The second part of the Incentive Fee is determined and payable in arrears as of the end of each calendar year in an amount equal to 12.5% of cumulative realized capital gains from inception through the end of such calendar, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid Incentive Fee on capital gains as calculated in accordance with U.S. GAAP (the “Capital Gains Incentive Fee”). Subsequent to any IPO or Exchange Listing, the Company will pay the Advisor the Income Incentive Fee and Capital Gains Incentive Fee described above except that all of the 12.5% figures referenced therein will be increased to 15.0%.

In accordance with GAAP, the Company accrues a hypothetical capital gains incentive fee based upon the cumulative realized capital gains and realized capital losses and the cumulative unrealized capital appreciation and unrealized capital depreciation on investments held at the end of each period. Actual amounts paid to the Advisor are consistent with the Investment Management Agreement and are based only on actual realized capital gains computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis from inception through the end of each calendar year as if the entire portfolio was sold at fair value. For the year ended December 31, 2023, the Company accrued capital gains incentive fees of $1,090,162, of which $109,252 was currently payable on such date under the Advisory Agreement.

Co-investment Exemptive Relief

As a BDC, the Company is subject to certain regulatory restrictions in making its investments. For example, BDCs generally are not permitted to co-invest with certain affiliated entities in transactions originated by the BDC or its affiliates in the absence of an exemptive order from the SEC. However, BDCs are permitted to, and may, simultaneously co-invest in transactions where price and quantity are the only negotiated terms. On March 6, 2023, the SEC issued an order (the “Order”) granting the Company’s application for exemptive relief to co-invest, subject to the satisfaction of certain conditions, in certain private placement transactions, with other funds managed by the Advisor or its affiliates. Under the terms of the Order, in order for the Company to participate in a co-investment transaction, a “required majority” (as defined in Section 57(o) of the 1940 Act) of the Company’s Independent Trustees must conclude that (i) the terms of the proposed transaction, including the consideration to be paid, are reasonable and fair to the Company and its shareholders and do not involve overreaching with respect of the Company or its shareholders on the part of any person concerned, and (ii) the proposed transaction is consistent with the interests of the Company’s shareholders and is consistent with the Company’s investment objectives and strategies and certain criteria established by the Board.

Expense Support and Conditional Reimbursement Agreement

The Company has entered into an expense support and conditional reimbursement agreement (as amended, the “Expense Support Agreement”) with the Advisor, pursuant to which the Advisor has contractually agreed to pay Other Operating Expenses (as defined below) of the Company on the Company’s behalf (each such payment, a “Required Expense Payment”) such that Other Operating Expenses of the Company do not exceed 1.00% (on an annualized basis) of the Company’s applicable quarter-end net asset value. “Other Operating Expenses” include the Company’s organizational and offering expenses (including the Company’s allocable portion of compensation and overhead (including rent, office equipment and utilities)) and other expenses incurred by the Administrator in performing its administrative obligations under the Administration Agreement, excluding Base Management Fees and Incentive Fees owed to the Advisor and any interest expenses owed by the Company.

At such times as the Advisor determines, the Advisor may elect to pay certain additional expenses of the Company on the Company’s behalf (each such payment, a “Voluntary Expense Payment” and together with a Required Expense Payment, the “Expense Payments”). In making a Voluntary Expense Payment, the Advisor will designate, as it deems necessary or advisable, what type of expense it is paying (including, whether it is paying organizational or offering expenses).

Following any calendar quarter in which Available Operating Funds (as defined below) exceed the cumulative distributions accrued to the Company’s shareholders based on distributions declared with respect to record dates occurring in such calendar quarter (the amount of such excess referred to in the Expense Support Agreement as “Excess Operating Funds”), the Company will pay such Excess Operating Funds, or a portion thereof, to the Advisor until such time as all Expense Payments made by the Advisor to the Company within three years prior to the last business day of such calendar quarter have been reimbursed. Any payments required to be made by the Company under the Expense Support Agreement are referred to as a “Reimbursement Payment.” “Available Operating Funds” means the sum of (i) the Company’s net investment company taxable income (including net short-term capital gains reduced by net long-term capital losses), (ii) the Company’s net capital gains (including the excess of net long-term capital gains over net short-term capital losses) and (iii) dividends and other distributions paid to the Company on account of investments in portfolio companies (to the extent such amounts listed in clause (iii) are not included under clauses (i) and (ii) above).

The amount of the Reimbursement Payment for any calendar quarter will equal the lesser of (i) the Excess Operating Funds in such quarter and (ii) the aggregate amount of all Expense Payments made by the Advisor to the Company within three years prior to the last business day of such calendar quarter that have not been previously reimbursed by the Company to the Advisor; provided that the Advisor may waive its right to receive all or a portion of any Reimbursement Payment in any particular calendar quarter, in which case such waived amount will remain unreimbursed Expense Payments reimbursable in future quarters pursuant to the terms of the Expense Support Agreement.

No Reimbursement Payment for any quarter shall be made if: (1) the Effective Rate of Distributions Per Share (as defined below) declared by the Company at the time of such Reimbursement Payment is less than the Effective Rate of Distributions Per Share at the time the Expense Payment was made to which such Reimbursement Payment relates, (2) the Company’s Operating Expense Ratio at the time of such Reimbursement Payment is greater than the Operating Expense Ratio at the time the Expense Payment was made to which such Reimbursement Payment relate, or (3) the Company’s Other Operating Expenses at the time of such Reimbursement Payment exceeds 1.00% of the Company’s applicable quarter-end net asset value. The Effective Rate of Distributions Per Share means the annualized rate, based on a 365-day year, of regular cash distributions per share exclusive of returns of capital and declared special dividends or special distributions, if any. The Company’s Operating Expense Ratio is calculated by dividing Operating Expenses (i.e. the Company’s operating costs and expenses incurred, as determined in accordance with generally accepted accounting principles), less organizational and offering expenses, Base Management Fees and Incentive Fees owed to the Advisor, shareholder servicing and/or distribution fees, and interest expense, by the Company’s net assets.

The Company’s obligation to make a Reimbursement Payment will automatically become a liability of the Company on the last business day of the applicable calendar quarter, except to the extent the Advisor has waived its right to receive such payment for the applicable quarter. The Reimbursement Payment for any calendar quarter will be paid by the Company to the Advisor in any combination of cash or other immediately available funds as promptly as possible following such calendar quarter and in no event later than 45 days after the end of such calendar quarter. All Reimbursement Payments shall be deemed to relate to the earliest unreimbursed Expense Payments made by the Advisor to the Company within three years prior to the last business day of the calendar quarter in which such Reimbursement Payments obligation is accrued.

For the year ended December 31, 2023, the Advisor provided $2,270,214 of expense support.

The Company did not have any obligation to make a Reimbursement Payment as of December 31, 2023 or December 31, 2022 under the Expense Support and Conditional Reimbursement Agreement. The cumulative amount incurred from formation that is subject to future potential reimbursement is $2,895,812.

Either the Company or the Advisor may terminate the Expense Support Agreement at any time, with or without notice, without the payment of any penalty, provided that any Expense Payments that have not been reimbursed by the Company to the Advisor will remain the obligation of the Company following any such termination, subject to the terms of the Expense Support Agreement.

Note 4. Investments and Fair Value Measurements

The composition of the Company’s investment portfolio at cost and fair value as of December 31, 2023 was as follows:

	December 31, 2023
	Amortized Cost	Fair Value	% of Total Investments at Fair Value
First lien debt	$313,932,958	$317,768,488	90.18%
Second lien debt	16,498,048	19,050,076	5.41%
Equity	14,792,309	15,559,956	4.41%
Total investments	$345,223,315	$352,378,520	100.00%

The industry composition of investments based on fair value as of December 31, 2023 was as follows:

December 31, 2023
Services: Business	29.48%
Healthcare & Pharmaceuticals	10.19
Consumer goods: Non-durable	9.25
Capital Equipment	8.59
Hotel, Gaming & Leisure	6.31
Utilities: Electric	4.64
Automotive	3.76
Energy: Electricity	3.62
Banking, Finance, Insurance & Real Estate	2.64
Chemicals, Plastics, & Rubber	2.55
Construction & Building	2.18
Containers, Packaging & Glass	1.98
Media: Advertising, Printing & Publishing	1.97
Services: Consumer	1.85
High Tech Industries	1.68
Environmental Industries	1.62
Energy: Oil & Gas	1.41
Media: Broadcasting & Subscription	1.36
Aerospace & Defense	1.31
Transportation: Cargo	1.22
Consumer goods: Durable	0.98
Metals & Mining	0.85
Retail	0.55
Total	100%

The geographic composition of investments at cost and fair value was as follows:

	December 31, 2023
	Amortized Cost	Fair Value	% of Total Investments at Fair Value	Fair Value as % of Net Assets
United States	$340,353,603	$347,440,385	98.60%	156.78%
Canada	3,885,951	3,954,000	1.12%	1.78%
Luxembourg	983,761	984,135	0.28%	0.44%
Total	$345,223,315	$352,378,520	100.00%	159.00%

The following table presents the fair value hierarchy of the Company’s investment portfolio as of December 31, 2023:

	December 31, 2023
Assets	Level 1	Level 2	Level 3	Total
First Lien Debt	$-	$179,350,279	$138,418,209	$317,768,488
Second Lien Debt	-	-	19,050,076	19,050,076
Subtotal	$-	$179,350,279	$157,468,285	$336,818,564
Investment measured at net asset value(1)				15,559,956
Total				352,378,520
(1)The Company, as a practical expedient, estimates the fair value of its investment in KKR Tinder TFC Aggregator L.P. using the net asset value of the Company’s members’ interest in the entity. As such, the fair value has not been classified within the fair value hierarchy.

The following table presents changes in the fair value of investments for which Level 3 inputs were used to determine the fair value for the year ended December 31, 2023.

	First Lien Debt	Second Lien Debt	Total
Balance as of February 1, 2023 (commencement of operations)	$-	$-	$-
Purchases of investments	141,566,417	13,500,000	155,066,417
Proceeds from principal repayments and sales of investments	(4,589,545)	-	(4,589,545)
Payment-in-kind	-	2,775,581	2,775,581
Net accretion of discount on investments	326,393	222,467	548,860
Net realized gain (loss)	53,799	-	53,799
Net change in unrealized appreciation/(depreciation)	1,061,145	2,552,028	3,613,173
Transfers into Level 3	-	-	-
Transfers out of Level 3	-	-	-
Balance as of December 31, 2023	$138,418,209	$19,050,076	$157,468,285
Net change in unrealized appreciation (depreciation) on Level 3 investments still held at the end of the period	$1,061,145	$2,552,028	$3,613,173

Level 2 investments are valued using prices obtained from pricing services. The Company had no transfers between levels during the period from February 1, 2023 (commencement of operations) to December 31, 2023.

The valuation techniques and significant unobservable inputs used in the valuation of Level 3 investments as of December 31, 2023 were as follows:

Investment Type	Fair Value	Valuation Technique	Unobservable Input	Range	Weighted Average (2)
Second Lien Debt	$19,050,076	Discounted cash flow	Discount rate	15.50%	15.50%
First Lien Debt	79,221,269	Discounted cash flow	Discount rate	9.86% - 13.44%	10.95%
	18,288,599	Market quotations	Broker quoted price	95.75 - 100.5	98.35
	40,908,341	Transactional Value (1)	N/A	N/A	N/A
	$157,468,285

(1)Fair value was determined based on transaction pricing or recent acquisition or sale as the best measure of fair value with no material changes in operations of the related portfolio companies since the transaction date.

(2)Unobservable inputs were weighted by the relative fair value of investments.

Note 5. Borrowings

On April 20, 2023, KLCC SPV GS1 LLC, a Delaware limited liability company and newly formed subsidiary of the Company, entered into a credit agreement with Goldman Sachs Bank USA (the “Secured Credit Facility”). The maximum principal amount of the Secured Credit Facility as of December 31, 2023 is $300 million, which can be drawn in U.S. dollars subject to certain conditions. The maturity date of the Secured Credit Facility is May 1, 2028.

Amounts drawn under the Secured Credit Facility will bear interest at Term SOFR plus a margin. Advances used to finance the purchase or origination of loans under the Secured Credit Facility initially bear interest at Term SOFR plus a spread of (i) if the percentage of loans that are broadly syndicated loans (“BSL”) is 60% or higher on each day during such interest period, 3.25%, (ii) if the percentage of loans that are BSL is less than 60% during any day during such interest period but higher than 30% on each day during such interest period, 3.35% and (iii) in relation to either (A) any period in the 18 months following the closing of the Secured Credit Facility during which the percentage of loans that are BSL is less than 30% on any day during such interest period or (B) any interest period that occurs more than 18 months following the closing of the Secured Credit Facility, 3.50%. In addition, under the Secured Credit Facility, KLCC SPV GS1 LLC is required to utilize a Minimum Utilization Amount, with unused amounts below such Minimum Utilization Amount accruing a Minimum Utilization Fee. On November 14, 2023, the Periods and Target Utilization Percentages set forth in the Minimum Utilization Payment Table in the Secured Credit Facility were amended. Such amendments were not material to the Company’s financial statements. As of December 31, 2023, there were no unused amounts subject to the Minimum Utilization Fee. Additionally, KLCC SPV GS1 LLC is required to pay Non-Utilization Fees, on an amount equal to the excess (if any) of (x) the Adjusted Maximum Facility Amount in effect on such day over (y) the greater of the Minimum Utilization Amount and the Loan Amount on such day at a rate of 1.00% per annum. Each defined term without definition in this paragraph shall have the meaning ascribed to such term in the Secured Credit Facility.

The Secured Credit Facility contains customary covenants, including certain limitations on the activities of KLCC SPV GS1 LLC, including limitations on incurrence of incremental indebtedness, and customary events of default. The Secured Credit Facility is secured by a perfected first priority security interest in the assets of KLCC SPV GS1 LLC and on any payments received by KLCC SPV GS1 LLC in respect of those assets. Assets pledged to the lenders under the Secured Credit Facility will not be available to pay the other debts of the Company. As of December 31, 2023, the Company was in compliance with all covenants and other requirements under the Secured Credit Facility.

The estimated fair value of the Secured Credit Facility approximated the principal value of $195,000,000 on the consolidated statement of assets and liabilities as of December 31, 2023 and is categorized as Level III under the ASC 820 fair value hierarchy.

Borrowings of KLCC SPV GS1 LLC are considered borrowings of the Company for purposes of complying with the asset coverage requirements under the 1940 Act.

The following table summarizes the average debt outstanding and the interest rates on the Secured Credit Facility for the year ended December 31, 2023:

For the Year Ended December 31, 2023
Average Debt Outstanding	$104,758,197
Effective Interest Rate	12.10%
Weighted Average Interest Rate(1)	8.67%
(1) The calculation of weighted average interest rate does not include minimum utilization fees, non-utilization fees or the amortization of deferred financing costs.

For the year ended December 31, 2023, the components of interest expense related to the Secured Credit Facility were as follows:

For the Year Ended December 31, 2023
Borrowing interest expense	$6,151,607
Minimum utilization fee	579,233
Non-utilization fees	1,264,570
Amortization of deferred financing costs	480,842
Total interest and debt financing expense	$8,476,252

Note 6: Commitments and Contingencies

In the normal course of business, the Company enters into contracts that provide a variety of general indemnifications. Any exposure to the Company under these arrangements could involve future claims that may be made against the Company. As of December 31, 2023, no such claims exist or are expected to arise and, accordingly, the Company has not accrued any liability in connection with such indemnifications.

From time to time, the Company may become a party to certain legal proceedings incidental to the normal course of its business. As of December 31, 2023, management is not aware of any pending or threatened material litigation.

The Company may, from time to time, enter into commitments to fund investments. As of December 31, 2023, the Company had the following outstanding commitments to fund investments in current portfolio companies:

December 31, 2023
Unfunded delayed draw term loan commitments	$8,336,031
Unfunded revolver obligations	6,067,963
Total Unfunded	$14,403,994

The Consolidated Schedule of Investments include certain delayed draw and revolving loan facilities with unfunded balances at December 31, 2023, as follows:

Issuer	Commitment Type	Commitment Expiration Date	Unfunded Commitment	Fair Value
Aramsco, Inc.	Delayed Draw Term Loan	10/10/2030	445,545	(927)
Imagefirst Holdings, LLC	Delayed Draw Term Loan	4/27/2028	666,667	(3,333)
MEI Buyer LLC	Delayed Draw Term Loan	6/29/2029	2,409,639	(48,313)
MEI Buyer LLC	Revolver	6/29/2029	2,602,410	(73,778)
PetVet Care Centers, LLC	Delayed Draw Term Loan	11/15/2029	1,768,583	(17,354)
PetVet Care Centers, LLC	Revolver	11/15/2030	1,768,583	(34,430)
RSC Acquisition Inc	Delayed Draw Term Loan	11/1/2029	1,638,571	(16,386)
Ryan LLC	Delayed Draw Term Loan	11/14/2030	190,476	417
Sales Performance International, LLC	Revolver	8/24/2028	1,696,970	(32,893)
Tank Holding Corp	Delayed Draw Term Loan	3/31/2028	1,086,115	(46,160)
The Action Environmental Group	Delayed Draw Term Loan	10/24/2030	130,435	326
Total Unfunded Balances			$14,403,994	$(272,831)

Note 7. Net Assets

Subscriptions

The Company is a non-exchange traded, perpetual-life BDC, which is a BDC whose shares are not listed for trading on a stock exchange or other securities market. We offer on a continuous basis our Common Shares (the “Private Offering”), pursuant to the terms set forth in the Company’s Confidential Private Placement Memorandum and subscription agreements that we enter into with investors in connection with the Private Offering (each, a “Subscription Agreement”). Although the Common Shares in the Private Offering are being sold under the exemption provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) only to investors that are “accredited investors” in accordance with Rule 506 of Regulation D promulgated under the Securities Act, and other exemptions of similar import in the laws of the states and jurisdictions where the offering will be made, there can be no assurance that we will not need to suspend our continuous offering for various reasons, including but not limited to regulatory review from the SEC and various state regulators, to the extent applicable.

The Company seeks to raise equity capital through private placements on a continuous basis through one or more closings (“Closings”) at which the Company will accept funds from investors in connection with such investors’ purchases of Common Shares (the first such Closing the “Initial Closing” and each subsequent closing a “Subsequent Closing”). The Initial Closing occurred on February 1, 2023 (the “Initial Closing Date”). Each Subsequent Closing will generally occur on a monthly basis on the last calendar day of the month or on a date as determined by the Company or the Advisor in its sole discretion.

Each investor is required to fully fund its subscription amount by wire to the Company’s bank account on or before the last business day of the month of its respective Closing. Any shareholder that seeks to purchase additional Common Shares will be required to enter into an additional, short form Subscription Agreement with the Company (a “Short Form Subscription Agreement”). For the avoidance of doubt, each shareholder that enters into a Short Form Subscription Agreement will be required to fully fund its additional subscription amount by wire to the Company’s bank account on or before the last business day of the month of its respective Closing. In exchange for its subscription amount, each investor will receive an amount of Common Shares equal to its subscription amount divided by the applicable price per Common Share (“Price Per Common Share”). The Price Per Common Share shall mean the Company’s then-calculated net asset value per Share determined by the Company as of a date within 48 hours of the Closing Date, which will be determined in accordance with the limitations under Section 23 of the 1940 Act. The Company may set the per-Common Share price above the then-calculated net asset value per Common Share based on a variety of factors, including the total amount of the Company’s organizational and other expenses. The minimum investment for any Subscription Agreement and any Short Form Subscription Agreement is $10,000.

The Company is authorized to issue an unlimited number of Common Shares. On December 23, 2022, the Advisor purchased 500 Common Shares of the Company for aggregate proceeds of $10,000. On February 1, 2023, Kennedy Lewis Management purchased 40,100 Common Shares of the Company for aggregate proceeds of $802,000. On May 1, 2023, a related party purchased 62,877 Common Shares of the Company for aggregate proceeds of $1,250,000.

The following table summarizes the total Common Shares issued and proceeds received during the period from the Company’s formation to December 31, 2023:

Date of Closing	Common Shares Issued	NAV per Common Share	Subscription Price Per Common Share	Proceeds Received
December 31, 2022	500	$20.00	$20.00	$10,000
February 1, 2023	4,037,850	$20.00	$20.00	$80,757,000
March 1, 2023	50,251	$19.80	$19.90	$1,000,000
March 31, 2023	6,314,992	$19.78	$19.81	$125,100,000
May 1, 2023	62,877	$19.87	$19.88	$1,250,000
June 1, 2023	3,579	$19.55	$19.56	$70,000
July 3, 2023	1,455	$20.06	$20.07	$29,200
August 1, 2023	4,754	$20.32	$20.32	$96,600
September 1, 2023	14,829	$20.13	$20.13	$298,500
October, 2 2023	14,223	$20.39	$20.39	$290,000
November 1, 2023	1,589	$20.45	$20.45	$32,500
Totals	10,506,899			$208,933,800

Repurchases

No investor has the right to require the Company to redeem his, her or its Common Shares. Subject to market conditions and the Advisor’s commercially reasonable judgment, the Company intends from time to time to offer to repurchase Common Shares pursuant to written tenders by shareholders as further described herein. The Advisor expects that, generally, it will cause the Company to offer to repurchase Common Shares from shareholders quarterly, with such repurchases to occur as of each March 31, June 30, September 30 and December 31 or the next business day, as applicable. Subject to market conditions, the Advisor will in its commercially reasonable judgment cause the Company to repurchase Common Shares from shareholders on a quarterly basis in an amount not to exceed 5.0% of the Company’s net asset value; provided, however, that the Advisor, subject to the Board’s discretion and approval, shall cause the Company to repurchase Common Shares from shareholders in an amount at least equal to 10.0% of the Company’s net asset value in respect of the fourth calendar quarter of each of the eighth and tenth calendar years following the Initial Closing Date. The Advisor may in its commercially reasonable judgment seek to provide liquidity to shareholders through one or more methods, including conducting periodic tender offers or winding down the Company.

Prior to any Liquidity Event (as defined below), and subject to market conditions and the Advisor’s commercially reasonable judgment, the Company intends to offer quarterly repurchases, with the first quarterly repurchase offer having commenced on the first business day of the second quarter of 2023. A “Liquidity Event” is defined as including (1) an IPO or Exchange Listing, or (2) a Sale Transaction. A “Sale Transaction” means (a) the sale of all or substantially all of the Company’s assets to, or other liquidity event with, another entity or (b) a transaction or series of transactions, including by way of merger, consolidation, recapitalization, reorganization, or sale of stock in each case for consideration of either cash and/or publicly listed securities of the acquirer. Thereafter, each repurchase offer will generally commence approximately 90 days prior to the applicable quarter-end repurchase date. With respect to any such repurchase offer, investors tendering shares must do so by a date specified in the notice describing the terms of the repurchase offer.

There is no minimum portion of a shareholder’s Common Shares which must be repurchased in any repurchase offer. The Company has no obligation to repurchase Common Shares at any time; any such repurchases will only be made at such times, in such amounts and on such terms as may be determined by the Advisor, in its sole discretion. In determining whether the Company should offer to repurchase Common Shares, the Advisor will consider the timing of such an offer, as well as a variety of operational, business and economic factors.

If a quarterly repurchase offer is oversubscribed by shareholders who tender Common Shares, the Company will repurchase a pro rata portion by value of the Common Shares tendered by each shareholder, extend the repurchase offer, or take any other action with respect to the repurchase offer permitted by applicable law. The Company also has the right to repurchase all of a shareholder’s Common Shares at any time if the aggregate value of such shareholder’s Common Shares is, at the time of such compulsory repurchase, less than the required minimum account balance applicable for the Company. In addition, the Company has the right to repurchase Common Shares if the Company determines that the repurchase is in the best interest of the Company or upon the occurrence of certain events specified in the Subscription Agreement.

Repurchases will generally be paid in cash. Any shareholder that submits a repurchase request in excess of $25 million may elect to receive its repurchase proceeds in kind by checking the corresponding box on the tender offer form. The Company will seek to distribute a pro rata slice of the entire portfolio to such shareholder to the extent practicable.

On April 6, 2023, the Company commenced its initial tender offer to purchase up to 5.0% of the Company’s Common Shares outstanding as of March 31, 2023 (520,180 Common Shares) that are tendered by Shareholders by 11:59 p.m., Eastern Time, on May 4, 2023 and not withdrawn. No shareholders tendered by the deadline.

On August 31, 2023, the Company commenced its quarterly tender offer to purchase up to 5.0% of the Company’s Common Shares outstanding as of June 30, 2023 (531,270 Common Shares) that are tendered by Shareholders by 11:59 p.m., Eastern Time, on September 29, 2023 and not withdrawn. No shareholders tendered by the deadline.

On November 30, 2023, the Company commenced its quarterly tender offer to purchase up to 5.0% of the Company’s Common Shares outstanding as of September 30, 2023 (538,473 Common Shares) that are tendered by Shareholders by 11:59 p.m., Eastern Time, on December 29, 2023 and not withdrawn. No shareholders tendered by the deadline.

Distributions

The Company intends to make quarterly distributions to shareholders. Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined in accordance with GAAP. Distributions will be made to shareholders at such times and in such amounts as determined by the Board. The Company may pay distributions to its Shareholders in a year in excess of its net ordinary income and capital gains for that year and, accordingly, a portion of such distributions may constitute a return of capital for U.S. federal income tax purposes. The Company intends to timely distribute to its Shareholders substantially all of its annual taxable income for each year, except that the Company may retain certain net capital gains for reinvestment and, depending upon the level of the Company’s taxable income earned in a year, the Company may choose to carry forward taxable income for distribution in the following year and pay any applicable tax. The specific tax characteristics of the Company’s distributions will be reported to Shareholders after the end of the calendar year. All distributions will be subject to available funds, and no assurance can be given that the Company will be able to declare such distributions in future periods.

In addition, the Company has adopted a dividend reinvestment plan (“DRP”), pursuant to which each shareholder will receive dividends in the form of additional Common Shares unless they notify the Company that they instead desire to receive cash or a combination of cash and Common Shares as set forth below. If a shareholder receives dividends in the form of Common Shares, dividend proceeds that otherwise would have been distributed in cash will be retained by the Company for reinvestment. Shareholders who receive dividends and other distributions in the form of Common Shares generally are subject to the same U.S. federal tax consequences as investors who elect to receive their distributions in cash; however, since their cash dividends will be reinvested, those investors will not receive cash with which to pay any applicable taxes on re-invested dividends. A shareholder may elect to receive dividends and other distributions in cash or a combination of cash and Common Shares by notifying the Company in the manner set forth in the shareholder’s Subscription Agreement at least 5 business days prior to the dividend or distribution declaration date fixed by the Board for such dividend. If such notice to opt-out of the dividend reinvestment plan is received by the Company less than 5 business days prior to the relevant dividend or distribution declaration date, then that dividend will be paid in the form of Common Shares and any subsequent dividends will be paid in cash or a combination of cash and Common Shares.

The following table summarizes the distribution declarations and Common Shares issued pursuant to the DRP for the year ended December 31, 2023

Date Declared	Record Date	Payment Date	Amount Per Share	Distribution Declared	DRP Shares Issued	Value of DRP Shares Issued
December 29, 2023	December 31, 2023	January 30, 2024	$0.04	$431,411	12,826	$263,317
November 10, 2023	December 31, 2023	January 30, 2024	$0.52	$5,608,339	166,736	$3,423,081
August 7, 2023	August 7, 2023	August 22, 2023	$0.38	$4,040,011	123,021	$3,037,048
May 9, 2023	May 9, 2023	June 29, 2023	$0.30	$3,139,941	155,348	$2,499,783
				$13,219,702	457,931	$9,223,229

Of the total distributions paid as of December 31, 2023, $1,643,121 was distributed in cash. Of the total distributions paid on January 30, 2024, $2,353,352 was paid in cash.

The Company may fund its cash distributions to shareholders from any source of funds available to the Company, including but not limited to offering proceeds, net investment income from operations, capital gains proceeds from the sale of assets, dividends or other distributions paid to it on account of preferred and common equity investments in portfolio companies and expense support from the Advisor, which is subject to recoupment.

Through December 31, 2023, a portion of the Company’s distributions resulted from expense support from the Advisor, and future distributions may result from expense support from the Advisor, each of which is subject to repayment by the Company within three years from the date of payment. Shareholders should understand that any such distribution is not based solely on the Company’s investment performance, and can only be sustained if the Company achieves positive investment performance in future periods and/or the Advisor continues to provide expense support. Shareholders should also understand that the Company’s future repayments of expense support will reduce the distributions that they would otherwise receive. There can be no assurance that the Company will achieve the performance necessary to sustain these distributions, or be able to pay distributions at all.

Sources of distributions, other than net investment income and realized gains on a GAAP basis, include required adjustments to GAAP net investment income in the current period to determine taxable income available for distributions. The following table presents the sources of distributions on a GAAP basis that the Company has declared on its Common Shares for the year ended December 31, 2023:

	Per Share	Amount
Net investment income	1.08	$11,643,693
Net realized gains	0.15	1,566,093
Distributions in excess of net investment income(1)	-	9,916
Total	1.23	$13,219,702
(1)Distributions in excess of net investment income are less than $.01 per share

Note 8. Income Taxes

Taxable income differs from net increase (decrease) in net assets resulting from operations primarily due to: (1) unrealized appreciation (depreciation) on investments, as gains and losses are generally not included in taxable income until they are realized; (2) income or loss recognition on exited investments; and (3) other non-deductible expenses.

The Company makes certain adjustments to the classification of net assets as a result of permanent book-to-tax differences, which include differences in the book and tax basis of certain assets and liabilities, and non-deductible expenses, among other items. To the extent these differences are permanent, they are charged or credited to additional paid in capital, undistributed net investment income or undistributed net realized gains on investments, as appropriate. For the year ended December 31, 2023 permanent differences were as follows:

For the Year Ended December 31, 2023
Undistributed net investment income (loss)	$488,192
Accumulated net realized gain (loss)	(57,473)
Paid In Capital	$(430,719)

During the year ended December 31, 2023 permanent differences were principally related to non-deductible offering costs and the tax treatment of underlying fund investments.

The following reconciles the increase in net assets resulting from operations to taxable income for the years ended December 31, 2023:

For the Year Ended December 31, 2023
Net increase (decrease) in net assets resulting from operations	$20,364,991
Net unrealized (appreciation) depreciation	(7,155,205)
Realized gain (loss) for tax not included in book income	(346,768)
Non-deductible capital gains incentive fee	1,090,162
Other timing differences and non-deductible expenses	428,374
Realized losses for tax not recognized	-
Total Taxable/distributable income	$14,381,554

The components of accumulated gains / losses as calculated on a tax basis for the taxable year ended December 31, 2023 as follows:

For the Year Ended December 31, 2023
Distributable ordinary income	1,161,852
Capital loss carryfoward	-
Other temporary book/tax differences	(1,087,817)
Net unrealized appreciation/(depreciation) on investments	7,501,973
Total accumulated under-distributed (over-distributed) earnings	7,576,008

Under the Regulated Investment Company Modernization Act of 2010, net capital losses recognized by the Company may get carried forward indefinitely, and retain their character as short‐term and/or long‐term losses. Any such losses will be deemed to arise on the first day of the next taxable year. Capital losses for the year ended December 31, 2023, which will be deemed to arise on the first day of the tax year ended December 31, 2024, were as follows:

For the Year Ended December 31, 2023
Capital loss carryfoward	$-

The cost and unrealized gain (loss) of the Company’s investments, as calculated on a tax basis, at December 31, 2023 as follows:

For the Year Ended December 31, 2023
Gross unrealized appreciation	7,895,221
Gross unrealized depreciation	(393,248)
Net unrealized appreciation (depreciation) earnings	$7,501,973
Tax cost of investments	$344,876,547

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to differences in the tax treatment of underlying fund investments.

Of the dividends declared during the year ended December 31, 2023, $13,219,702 were derived from ordinary income as determined on a tax basis.

KLCC SPV GS1 LLC, a wholly owned subsidiary formed in 2023, is a Delaware limited liability company which has elected to be treated as a corporation for U.S. tax purposes. As such, KLCC SPV GS1 LLC is subject to U.S. Federal, state and local taxes. For the Company’s tax year ended December 31, 2023, KLCC SPV GS1 LLC activity did not result in a material provision for income taxes.

Management has analyzed the Company’s tax positions taken, or to be taken, on federal income tax returns for all open tax year and has concluded that no provision for income tax is required in the Company’s financial statements. The Company’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed.

Note 9. Financial Highlights

The following are financial highlights for the year ended December 31, 2023 and for the period from February 10, 2022 (date of inception) to December 31, 2022:

	For the Year Ended December 31, 2023	For the Period from February 10, 2022 (date of inception) to December 31, 2022(5)
Per Share Data:
Net asset value, beginning of period	$20.00	$-
Results of operations:
Net investment income (loss)(1)	1.34	-
Net realized and unrealized gain (loss)(2)	0.45	-
Net increase (decrease) in net assets resulting from operations	1.79	-
Distribution declared(3)	(1.24)	-
Total increase (decrease) in net assets	0.55	20.00
Net asset value, end of period	$20.55	$20.00
Total return based on NAV(4)	8.95%	-%
Shares outstanding, end of period	10,785,268	500
Ratios and supplemental data:
Net assets, end of period	$221,615,920	$-
Weighted-average net assets	176,046,740	-
Weighted-average shares outstanding	8,711,195	-
Ratio of net expenses to average net assets	8.41%	-%
Ratio of net expenses before voluntary waivers to average net assets	8.74%	-%
Ratio of net investment income to average net assets	6.61%	-%
Portfolio turnover(6)	59.71%	N/A
Asset Coverage Ratio(7)	213.65%	N/A

(1)The per share data was derived by using the weighted average shares outstanding during the period.
(2)The amount shown for a Common Share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of capital share transactions of Common Shares in relation to fluctuating market values of investments of the Company.
(3)Distributions are based on the number of shares outstanding on the date the distribution was declared.
(4)Total return based on net asset value calculated as the change in Net Asset Value per share during the respective periods, assuming distributions, if any, are reinvested on the effects of the performance of the Company during the period.
(5)All expenses were waived for the period. There was no activity other than organization and offering costs incurred and the issuance of 500 shares of our common stock at $20.00 per share for the period from February 10, 2022 (date of inception) to December 31, 2022.
(6)Calculated for the period February 1, 2023 (commencement of operations) to December 31, 2023.
(7)Asset coverage ratio is equal to (i) the sum of (A) net assets at end of period and (B) debt outstanding at end of period, divided by (ii) total debt outstanding at the end of the period.

Senior Securities

Information about our senior securities as of December 31, 2023, are shown in the following table:

Class and year	Total Amount Outstanding	Asset Coverage Per Unit(1)	Involuntary Liquidating Preference Per Unit(2)	Market Value Per Unit(3)
December 31, 2023
Secured Credit Facility	$195,000,000	2,136.50	-	N/A

(1)Asset coverage per unit is the ratio of the carrying value of our total assets, less all liabilities excluding indebtedness represented by senior securities in this table, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness and is calculated on a consolidated basis.
(2)The amount to which such class of senior security would be entitled upon the voluntary liquidation of the issuer in preference to any security junior to it. The “-” in this column indicates that the SEC expressly does not require this information to be disclosed for certain types of senior securities.
(3)Not applicable for any of the senior securities as they were not registered for public trading.

Note 10. Subsequent Events

The Company’s management has evaluated subsequent events through the date of issuance of these consolidated financial statements and has determined that there are no subsequent events outside the ordinary scope of business that require adjustment to, or disclosure in, the consolidated financial statements other than those disclosed below.

On January 2, 2024, a related party purchased 85,241 Common Shares of the Company for aggregate proceeds of $1,750,000.

On February 1, 2024, a related party purchased 241,313 Common Shares of the Company for aggregate proceeds of $5,000,000.

On March 26, 2024, the Board of Trustees declared a distribution of $0.57 per share for the first quarter of 2024, payable on March 28, 2024 to shareholders of record on March 26, 2024.

Kennedy Lewis Capital Company | Subscription Agreement

3 | Investor Information

The information provided in this section must be compliant with IRS Form W-9 and related instructions (see www.irs.gov for instructions). Legal addresses must include a residential street address (P.O. boxes will not be accepted).

1. ***Primary Account Holder / Minor (if Uniform Gift / Transfer to Minors Account) / Trustee / Authorized Signatory***

Name (first, middle, last)____________________

Social Security Number__________ Date of Birth (mm/dd/yyyy)__________

Legal Street Address__________ City__________ State_____ Zip_____

Mailing Street Address__________ City__________ State_____ Zip_____

Email Address__________ Phone Number__________

Please indicate if you are a:

☐ U.S. Citizen ☐ Resident Alien ☐ Non-Resident Alien Country of Citizenship if non-U.S. Citizen__________

(A completed applicable Form W-8 is required for subscription)

2. ***Joint Account Holder / Custodian (if Uniform Gift / Transfer to Minors Account) / Co-Trustee / Authorized Signatory***

Name (first, middle, last)____________________

Social Security Number__________ Date of Birth (mm/dd/yyyy)__________

Legal Street Address__________ City__________ State_____ Zip_____

Mailing Street Address__________ City__________ State_____ Zip_____

Email Address__________ Phone Number__________

Please indicate if you are a:

☐ U.S. Citizen ☐ Resident Alien ☐ Non-Resident Alien Country of Citizenship if non-U.S. Citizen__________

(A completed applicable Form W-8 is required for subscription)

3. ***Joint Account Holder / Co-Trustee / Authorized Signatory***

Name (first, middle, last)____________________

Social Security Number__________ Date of Birth (mm/dd/yyyy)__________

Legal Street Address__________ City__________ State_____ Zip_____

Mailing Street Address__________ City__________ State_____ Zip_____

Email Address__________ Phone Number__________

Please indicate if you are a:

☐ U.S. Citizen ☐ Resident Alien ☐ Non-Resident Alien Country of Citizenship if non-U.S. Citizen__________

(A completed applicable Form W-8 is required for subscription)

Kennedy Lewis Capital Company | Subscription Agreement

9 | Subscriber Representations and Signatures

Kennedy Lewis Capital Company is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish the account. Required information includes name, date of birth, permanent residential address and social security/taxpayer identification number. We may also ask to see other identifying documents. If you do not provide the information, Kennedy Lewis Capital Company may not be able to open your account. By signing the Subscription Agreement, you agree to provide this information and confirm that this information is true and correct. If we are unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if we believe we have identified potentially criminal activity, we reserve the right to take action as we deem appropriate which may include closing your account.

Please separately initial each of the representations below. Except in the case of fiduciary accounts, you may not grant any person a power of attorney to make the representations on your behalf.

In order to induce Kennedy Lewis Capital Company to accept this subscription, I (we) hereby represent and warrant as follows (Each account holder must hand-initial representations 1 – 9, to the extent applicable):

		Primary Investor	Co-Investor	Co-Investor
1.	I (we) have received the prospectus (as amended or supplemented) for Kennedy Lewis Capital Company at least five business days prior to the date hereof.			
2.	I (we) have (A) a minimum net worth (not including home, home furnishings and personal automobiles) of at least $250,000, or (B) a minimum net worth (as previously described) of at least $70,000 and a minimum annual gross income of at least $70,000. If I am an entity that was formed for the purpose of purchasing shares, each individual that owns an interest in the entity meets this requirement.[4]			
3.	I am (we are) a resident of Alabama, California, Idaho, Iowa, Kansas, Kentucky, Maine, Massachusetts, Missouri, Nebraska, New Jersey, New Mexico, North Dakota, Ohio, Oklahoma, Oregon, Pennsylvania, Puerto Rico, Tennessee, or Vermont and in addition to the general suitability requirements described above, I meet the higher suitability requirements, if any, imposed by my state of primary residence as set forth in the prospectus under "SUITABILITY STANDARDS." If I am an entity that was formed for the purpose of purchasing shares, each individual that owns an interest in the entity meets this requirement.[5]			
4.	I am (we are) domiciled or have a registered office in the European Economic Area or in the United Kingdom, and qualify as (i) a "professional investor," within the meaning of Annex II to Directive 2014/65/EU or the United Kingdom Alternative Investment Fund Managers Regulations 2013 (SI 2013/1773) as amended, as applicable, or (ii) a "certified sophisticated investor" as defined under the Financial Services and Markets Act 2000 of the United Kingdom.			
5.	I acknowledge that there is no public market for the shares, shares of this offering are not liquid and appropriate only as a long-term investment.			
6.	I am purchasing the shares for my own account, or if I am purchasing shares on behalf of a trust or other entity of which I am a trustee or authorized agent, I have due authority to execute this subscription agreement and do hereby legally bind the trust or other entity of which I am trustee or authorized agent.			
7.	I acknowledge that Kennedy Lewis Capital Company may enter into transactions with Kennedy Lewis affiliates that involve conflicts of interest as described in the prospectus.			
8.	I acknowledge that subscriptions must be submitted at least five business days prior to the last day of each month and my investment will be executed as of the first day of the applicable month at the NAV per share as of the day preceding day. I acknowledge that I will not know the NAV per share at which my investment will be executed at the time I subscribe, and the NAV per share as of the last day of each month will generally be made available at https://www.KennedyLewisCapitalCompany.com/on or before the last day of the month.			
9.	I acknowledge that my subscription request will not be accepted any earlier than two business days before the first calendar day of each month. I acknowledge that I am not committed to purchase shares at the time my subscription order is submitted and I may cancel my subscription at any time before the time it has been accepted as described in the previous sentence. I understand that I may withdraw my purchase request by notifying the transfer agent at (866) 966-0157 or through my financial intermediary.			
10.	I am (we are) a resident of New Jersey and have either (a) a minimum liquid net worth of at least $100,000 and a minimum annual gross income of not less than $85,000, or (b) a minimum liquid net worth of $350,000. For these purposes, "liquid net worth" is defined as that portion of net

Kennedy Lewis Capital Company | Subscription Agreement

10 | Broker / Financial Advisor Information and Signature

The Financial Advisor must sign below to complete the order. The Financial Advisor hereby warrants that he/she is duly licensed and may lawfully sell shares in the state designated as the investor's legal residence.

Broker

Financial Advisor Name

Advisor Mailing Address

City

State

Zip Code

Financial Advisor Number

Branch Number

Telephone Number

Operations Contact Name

Operations Contact Email Address

Please note that unless previously agreed to in writing by Kennedy Lewis Capital Company, all sales of securities must be made through a Broker, including when an RIA has introduced the sale. In all cases, Section 10 must be completed.

The undersigned confirm(s), which confirmation is made on behalf of the Broker with respect to sales of securities made through a Broker, that they (i) have reasonable grounds to believe that the information and representations concerning the investor identified herein are true, correct and complete in all respects; (ii) have discussed such investor's prospective purchase of shares with such investor; (iii) have advised such investor of all pertinent facts with regard to the lack of liquidity and marketability of the shares; (iv) have delivered or made available a current prospectus and related supplements, if any, to such investor; (v) have reasonable grounds to believe that the investor is purchasing these shares for his or her own account; (vi) have reasonable grounds to believe that the purchase of shares is a suitable investment for such investor, that such investor meets the suitability standards applicable to such investor set forth in the prospectus and related supplements, if any, and that such investor is in a financial position to enable such investor to realize the benefits of such an investment and to suffer any loss that may occur with respect thereto; and (vii) have advised such investor that the shares have not been registered and are not expected to be registered under the laws of any country or jurisdiction outside of the United States except as otherwise described in the prospectus. The undersigned Broker, Financial Advisor or Financial Representative listed in Section 10 further represents and certifies that, in connection with this subscription for shares, he/she has complied with and has followed all applicable policies and procedures of his or her firm relating to, and performed functions required by, federal and state securities laws, rules promulgated under the Securities Exchange Act of 1934, as amended, including, but not limited to Rule 151-1 ("Regulation Best Interest") and FINRA rules and regulations including, but not limited to Know Your Customer, Suitability and PATRIOT Act (Anti Money Laundering, Customer Identification) as required by its relationship with the investor(s) identified on this document.

THIS SUBSCRIPTION AGREEMENT AND ALL RIGHTS HEREUNDER SHALL BE GOVERNED BY, AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE.

If you do not have another broker-dealer or other financial intermediary introducing you to Kennedy Lewis Capital Company, then Realta Equities, Inc. may be deemed to act as your broker of record in connection with any investment in Kennedy Lewis Capital Company. If you want to receive financial advice regarding a prospective investment in the shares, contact your broker-dealer or other financial intermediary.

Please print, sign, and scan this page if applicable.

X	
Financial Advisor / Representative Signature	Date (mm/dd/yyyy)

11 | Other Important Information

If investors participating in the Dividend Reinvestment Plan or making subsequent purchases of shares of Kennedy Lewis Capital Company experience a material adverse change in their financial condition or can no longer make the representations or warranties set forth in Section 9 above, they are asked to promptly notify Kennedy Lewis Capital Company and the Broker in writing. The Broker may notify Kennedy Lewis Capital Company if an investor participating in the Dividend Reinvestment Plan can no longer make the representations or warranties set forth in Section 9 above, and Kennedy Lewis Capital Company may rely on such notification to terminate such investor's participation in the Dividend Reinvestment Plan.

No sale of shares may be completed until at least five business days after you receive the final prospectus. Subscribers are encouraged to read the prospectus in its entirety for a complete explanation of an investment in the shares of Kennedy Lewis Capital Company.

To be accepted, a subscription request must be made with a completed and executed Subscription Agreement in good order and payment of the full purchase price at least five business days prior to the last calendar day of the month (unless waived). All items on the Subscription Agreement, other than those marked optional, must be completed in order for your Subscription Agreement to be processed. You will receive a written confirmation of your purchase.

The Company and the Managing Dealer will direct any dealers to, upon receipt of any and all money orders received from prospective purchasers of shares, transmit same together with a copy of this executed Subscription Agreement or copy of the signature page of such agreement, stating among other things, the name of the purchaser, current address, and the amount of the investment to UMB (a) by the end of the next business day following receipt where internal supervisory review is conducted at the same location at which subscription documents are received, or (b) by the end of the second business day following receipt where internal supervisory review is conducted at a different location than which subscription documents and checks are received.

Return the completed Subscription Agreement to:

Kennedy Lewis Capital Company
c/o UMB
225 Liberty St. Suite 4210
New York, NY 10281

Appendix A | Supporting Document Requirements

Please provide the following supporting documentation based on your account type.

Individual	If a non-U.S. person, Form W-8BEN
Joint (including JTWROS, Tenants in Common, Community Property)	For each non-U.S. Person account holder, Form W-8BEN
IRA (including ROTH, SEP, Rollover, Inherited)	None
Trust	Certificate of Trust or Declaration of Trust Appropriate W-8 series form (see https://www.irs.gov/forms-pubs/about-form-w-8)
Corporation (including C Corp., S Corp., LLC)	Formation documents Articles of incorporation Authorized signatory list Appropriate W-8 series form (see https://www.irs.gov/forms-pubs/about-form-w-8)
Partnership	Formation documents Authorized signatory list Appropriate W-8 series form (see https://www.irs.gov/forms-pubs/about-form-w-8)

Kennedy Lewis Capital Company

Maximum Offering of $2,000,000,000 in Common Shares

PROSPECTUS

You should rely only on the information contained in this prospectus. No intermediary, salesperson or other person is authorized to make any representations other than those contained in this prospectus and supplemental literature authorized by Kennedy Lewis Capital Company and referred to in this prospectus, and, if given or made, such information and representations must not be relied upon. This prospectus is not an offer to sell nor is it seeking an offer to buy these securities in any jurisdiction where the offer or sale is not permitted. The information contained in this prospectus is accurate only as of the date of this prospectus, regardless of the time of delivery of this prospectus or any sale of these securities. You should not assume that the delivery of this prospectus or that any sale made pursuant to this prospectus implies that the information contained in this prospectus will remain fully accurate and correct as of any time subsequent to the date of this prospectus.

[  ], 2024

PART C

Other Information

Item 25. Financial Statements and Exhibits

(1)	Financial Statements

The following financial statements of Kennedy Lewis Capital Company are included in Part A of this Registration Statement.

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

Kennedy Lewis Capital Company

(2)	Exhibits

(a)(1)	Amended Certificate of Trust of the Registrant (filed herewith)

(a)(2)	Declaration of Trust of the Registrant (incorporated by reference to Exhibit 3.1 to the Registrant’s Registration Statement on Form 10 (File No. 000-5649), filed on January 12, 2023)

(a)(3)	Form of Second Amended and Restated Agreement and Declaration of Trust (filed herewith)

(b)	Form of Amended and Restated Bylaws of the Registrant (filed herewith)

(e)	Form of Dividend Reinvestment Plan (incorporated by reference to Exhibit 10.4 to the Registrant’s Registration Statement on Form 10 (File No. 000-5649), filed on January 12, 2023)

(g)	Form of Investment Advisory Agreement (incorporated by reference to Exhibit (G) to the Registration Statement on Form N-2 (File No. 333-272926), filed on January 8, 2024)

(h)(1)	Form of Managing Dealer Agreement (filed herewith)

(h)(2)	Form of Distribution and Servicing Plan of the Registrant (filed herewith)

(j)	Custody Agreement (incorporated by reference to Exhibit 10.6 to the Registrant’s Registration Statement on Form 10 (File No. 000-5649), filed on January 12, 2023)

(k)(1)	Administration Agreement (incorporated by reference to Exhibit 10.2 to the Registrant’s Registration Statement on Form 10 (File No. 000-5649), filed on January 12, 2023)

(k)(4)	Transfer Agent Servicing Agreement (incorporated by reference to Exhibit 10.5 to the Registrant’s Registration Statement on Form 10 (File No. 000-5649), filed on January 12, 2023)

(k)(5)	Multiple Class Plan (filed herewith)

(k)(6)	Expense Support and Conditional Reimbursement Agreement (incorporated by reference to Exhibit 10.8 to the Registrant’s Registration Statement on Form 10 (File No. 000-5649), filed on January 12, 2023)

(k)(7)	Sub-Administration Servicing Agreement (filed herewith)

(l)	Opinion of Dechert LLP (filed herewith)

(m)	Consent of Independent Registered Public Accounting Firm (filed herewith)

(n)(1)	Code of Ethics of the Company (filed herewith)

(n)(2)	Code of Ethics of the Advisor (filed herewith)

(o)	Powers of Attorney (incorporated by reference to Exhibit (o) to the Registration Statement on Form N-2 (File No. 333-272926), filed on January 8, 2024)

(p)	Filing Fee Table (incorporated by reference to Exhibit (p) to the Registration Statement on Form N-2 (File No. 333-272926), filed on June 26, 2023)

Item 26.	Marketing Arrangements

The information contained under the heading “Plan of Distribution” in this Registration Statement is incorporated herein by reference.

Item 27.	Other Expenses Of Issuance And Distribution

SEC registration fee	$295,200
FINRA filing fee	$225,500
Legal	$800,000	*
Printing	$102,640	*
Accounting	$360,000	*
Blue Sky Expenses	$159,300	*
Advertising and sales literature	$108,000	*
Due Diligence	$250,000	*
Administration fees	$480,000	*
Transfer agent fees	$225,000	*
Directors’ fees	$400,000
Miscellaneous fees and expenses	$2,891,000	*
Total	$6,296,640

*	Amounts are estimates.

Item 28.	Persons Controlled By Or Under Common Control

The following list sets forth each of our subsidiaries, the state or country under whose laws the subsidiary is organized, and the percentage of voting securities or membership interests owned by us in such subsidiary:

Name	Jurisdiction	Percentage
KLCC SPV GS1 LLC	Delaware	100%

Item 29.	Number Of Holders Of Securities

The following table sets forth the number of record holders of the Registrant’s Common Shares at March 31, 2024.

Title of Class	Number of Record Holders
Class S	[ ]
Class D	[ ]
Class I	[ ]

Item 30.	Indemnification

The information contained under the heading “Description of our Common Shares,” “Advisory Agreement and Administration Agreement” and “Plan of Distribution-Indemnification” in this Registration Statement is incorporated herein by reference.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the provisions described above, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person in the successful defense of an action suit or proceeding) is asserted by a Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

The Registrant has obtained and maintains liability insurance for the benefit of its Trustees and officers (other than with respect to claims resulting from the willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office) on a claims-made basis.

Item 31.	Business and Other Connections of Advisor

A description of any other business, profession, vocation or employment of a substantial nature in which Kennedy Lewis Capital Holdings LLC, and each managing director, director or executive officer of Kennedy Lewis Capital Holdings LLC, is or has been, during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the section entitled “Management of the Company.” Additional information regarding Kennedy Lewis Capital Holdings LLC, and its officers and managing member is set forth in Part A, as incorporated herein by reference, and its Form ADV, as filed with the SEC (SEC File No. 801-112622).

Item 32.	Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder are maintained at the offices of:

(1)	the Registrant;

(2)	the transfer agent;

(3)	the Custodian;

(4)	the Advisor; and

(5)	the Administrator.

Item 33.	Management Services

Not Applicable.

Item 34.	Undertakings

We hereby undertake:

(1) to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement

(i) to include any prospectus required by Section 10(a)(3) of the Securities Act;

(ii) to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(2) that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment will be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time will be deemed to be the initial bona fide offering thereof;

(3) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(4) that, for the purpose of determining liability under the Securities Act to any purchaser, if the Registrant is subject to Rule 430C 17 CFR 230.430C: Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the Securities Act 17 CFR 230.497(b), (c), (d) or (e) as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the Securities Act 17 CFR 230.430A, will be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use; and

(5) that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities. The undersigned Registrant undertakes that in an offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(i) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the Securities Act 17 CFR 230.497;

(ii) the portion of any advertisement pursuant to Rule 482 under the Securities Act 17 CFR 230.482 relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(iii) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), the Registrant has caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on the 18th day of April, 2024.

KENNEDY LEWIS CAPITAL COMPANY

By:	/s/ James Didden
Name:	James Didden*
Title:	Chairperson, President and Trustee

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacity and on the date indicated.

Signature	Title	Date

/s/ James Didden	Chairperson and President	April 18, 2024
James Didden*

/s/ Anthony Pasqua	Chief Financial Officer	April 18, 2024
Anthony Pasqua*

/s/ Doug Logigian	President and Trustee	April 18, 2024
Doug Logigian*

/s/ Ankur Keswani	Trustee	April 18, 2024
Ankur Keswani*

/s/ Julian Markby	Trustee	April 18, 2024
Julian Markby*

/s/ Catherine Smith
Catherine Smith*	Trustee	April 18, 2024

* Pursuant to the Powers of Attorney.

EXHIBIT INDEX

(a)(1)	Amended Certificate of Trust of the Registrant (filed herewith).

(a)(3)	Form of Second Amended and Restated Agreement and Declaration of Trust (filed herewith).

(b)	Form of Amended and Restated Bylaws of the Registrant (filed herewith).

(h)(1)	Form of Managing Dealer Agreement (filed herewith).

(h)(2)	Form of Distribution and Servicing Plan of the Registrant (filed herewith).

(k)(5)	Multiple Class Plan (filed herewith).

(k)(7)	Sub-Administration Servicing Agreement (filed herewith).

(l)	Opinion of Dechert LLP (filed herewith).

(m)	Consent of Independent Registered Public Accounting Firm (filed herewith).

(n)(1)	Code of Ethics of the Company (filed herewith).

(n)(2)	Code of Ethics of the Advisor (filed herewith).